UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6243
                                   --------

                           FRANKLIN STRATEGIC SERIES
                           -------------------------
              (Exact name of registrant as specified in charter)

              ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000_
                                                          --------------

Date of fiscal year end:4/30
                        ----

Date of reporting period: 4/30/03
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


ANNUAL REPORT



FRANKLIN AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN AGGRESSIVE GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES DEMONSTRATING ACCELERATING GROWTH, INCREASING PROFITABILITY, OR ABOVE-AVERAGE GROWTH OR GROWTH POTENTIAL, WHEN COMPARED WITH THE OVERALL ECONOMY.
--------------------------------------------------------------------------------


This annual report for Franklin Aggressive Growth Fund covers the fiscal year ended April 30, 2003. During the 12-month reporting period, the average consumer seemed to be losing confidence, indicated by falling retail sales and rising savings rates. Business confidence also deteriorated, evidenced by weak durable goods orders and rising jobless claims. As a result, many investors moved assets from the stock market to the perceived safety of other asset classes, and equity valuations shrank despite declines in Treasury yields.

Throughout the Fund's fiscal year, investor worries seemed to shift between the weak domestic economy and geopolitical conflict. Geopolitical concerns increased late in the first quarter of 2003 with the escalation of the Iraq conflict, and the stock market's increased volatility during that quarter reflected many investors' skittishness. Following a brief rally in late 2002, broader markets came under pressure as the United Nations became increasingly divided over the Iraq issue and diplomacy eroded. When coalition



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 49.

4 ANNUAL REPORT
forces eventually moved into Iraq, and the situation's uncertainty eased, markets generally rallied. During the year under review, equity markets experienced significant volatility and generally showed declines. For example, the Russell 3000(R) Growth Index, which is weighted toward large capitalization companies, fell 15.01% for the year ended April 30, 2003, and the Russell 2000(R) Growth Index of small capitalization companies declined 23.50% during the same time. 1 The broader Standard & Poor's 500 Composite Index (S&P 500) fell 13.30% for the year under review. 2 Within this difficult environment, Franklin Aggressive Growth Fund - Class A posted a -23.26% cumulative total return, as shown in the Performance Summary beginning on page 8, for the one-year period ended April 30, 2003.

Recently, we found it difficult to interpret market signals. Over the past several months, growth stocks outperformed value stocks, seemingly a sign that investors expected an economic recovery to occur. However, many investors also seemed to be seeking the perceived safety of large capitalization stocks, as indicated by that group's recent outperformance. We positioned the Fund expecting to benefit from a domestic economic recovery; however, we may have been too optimistic. Economic growth slowed after a strong start to 2002, and accommodative fiscal and monetary policies failed to sustain the recovery. Capital spending was weak for several quarters, and the U.S. consumer curtailed spending in the face of increasing joblessness.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
4/30/03
Electronic Technology*
21.9%
Technology Services*
17.7%
Health Technology*
10.9%
Retail Trade
7.1%
Health Services
5.4%
Consumer Services
5.0%
Producer Manufacturing
4.1%
Finance
3.3%
Commercial Services
2.9%
Transportation
1.8%
Process Industries
1.7%
Industrial Services
1.6%
Energy Minerals
1.3%
Communications
1.1%
Consumer Durables
1.1%
Short-Term Investments & Other Net Assets
13.1%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

1. Source: Standard & Poor's Micropal. The Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                 ANNUAL REPORT 5

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/03

COMPANY                      % OF TOTAL
SECTOR/INDUSTRY              NET ASSETS
----------------------------------------

Cost Plus Inc.                    2.2%
RETAIL TRADE

Microsoft Corp.                   2.1%
TECHNOLOGY SERVICES

Tektronix Inc.                    2.0%
ELECTRONIC TECHNOLOGY

Caremark RX Inc.                  2.0%
HEALTH SERVICES

Pfizer Inc.                       2.0%
HEALTH TECHNOLOGY

Dell Computer Corp.               1.9%
ELECTRONIC TECHNOLOGY

Forward Air Corp.                 1.8%
TRANSPORTATION

L-3 Communications
Holdings Inc.                     1.8%
ELECTRONIC TECHNOLOGY

Lamar Advertising Co., A          1.8%
COMMERCIAL SERVICES

Paychex Inc.                      1.8%
TECHNOLOGY SERVICES



We attribute the Fund's underperformance relative to the benchmark Russell 3000 Growth Index during the year under review to our exposure to small capitalization companies and sectors that are sensitive to economic conditions. During the period, our positions in technology services, health technology, consumer services, financials, health services and retail hurt relative performance, as shrinking corporate and household budgets impacted many of these sectors. Biotechnology stocks also performed poorly for the Fund during the period due to a number of factors. In our opinion, such factors included negative earnings surprises, unexpectedly poor clinical data and high-profile Food and Drug Administration setbacks, and we remained underweighted in health technology stocks relative to the Russell 3000 Growth Index. Our positions in producer manufacturing, electronic technology and commercial services, as well as no holdings in consumer non-durables, helped the Fund's relative performance during the period.

Throughout the Fund's existence, our philosophy has not changed. We continue our disciplined search for attractively priced growth companies in a variety of industries. We seek to invest in companies that, in our opinion, will benefit from a growing economy. In an uncertain economic environment, we believe it is important to focus on companies with identifiable competitive advantages and strong balance sheets, and we look for companies with the ability to invest in future growth and gain market share. We will attempt to identify companies with strong operating leverage, or the ability to increase profit margins as sales grow.





6 ANNUAL REPORT

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.




/S/SIGNATURE
Michael McCarthy





/S/SIGNATURE
John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund



This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

                                                                 ANNUAL REPORT 7

FRANKLIN AGGRESSIVE
GROWTH FUND

PERFORMANCE SUMMARY AS OF 4/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PRICE INFORMATION





CLASS A                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.88          $9.50    $12.38

CLASS B                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.90          $9.30    $12.20

CLASS C                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.90          $9.28    $12.18

CLASS R                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.90          $9.47    $12.37

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.88          $9.62    $12.50

Past performance does not guarantee future results.
8 ANNUAL REPORT

PERFORMANCE

                                                       INCEPTION
CLASS A                              1-YEAR    3-YEAR  (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -23.26%   -62.32%  -2.73%
Average Annual Total Return 2        -27.70%   -29.18%  -2.23%
Value of $10,000 Investment  3       $7,230    $3,551  $9,168
Avg. Ann. Total Return (3/31/03) 4   -36.59%  -34.49%   -4.18%

                                                       INCEPTION
CLASS B                              1-YEAR    3-YEAR  (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -23.77%   -63.05%  -4.84%
Average Annual Total Return  2       -26.82%   -28.97%  -2.04%
Value of $10,000 Investment 3         $7,318    $3,584  $9,237
Avg. Ann. Total Return (3/31/03) 4   -35.88%   -34.33%  -4.00%

                                                       INCEPTION
CLASS C                              1-YEAR    3-YEAR  (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -23.81%   -63.04%  -5.06%
Average Annual Total Return 2        -25.31%   -28.47%  -1.59%
Value of $10,000 Investment 3         $7,469    $3,659  $9,400
Avg. Ann. Total Return (3/31/03) 4   -34.51%   -33.84%  -3.53%

                                                       INCEPTION
CLASS R                                        1-YEAR  (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -23.44%  -31.13%
Average Annual Total Return 2                  -24.21%  -25.13%
Value of $10,000 Investment 3                   $7,579    $6,818
Avg. Ann. Total Return (3/31/03) 4             -33.62%  -30.83%

                                                       INCEPTION
ADVISOR CLASS                        1-YEAR    3-YEAR  (6/23/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -23.04%   -61.98%   -1.45%
Average Annual Total Return 2        -23.04%   -27.55%   -0.38%
Value of $10,000 Investment 3         $7,696    $3,802   $9,855
Avg. Ann. Total Return (3/31/03) 4   -32.55%   -32.98%   -2.33%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.



Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
The manager of the Fund uses an aggressive growth strategy so an investment in the Fund may involve a greater degree of risk and volatility than a more conservative equity fund. Smaller-company stocks historically have exhibited greater price volatility than larger-company stocks, particularly over the short term. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. These and other risks are described more fully in the Fund's prospectus.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

                                                                               9

Past performance does not guarantee future results.

                                                                   ANNUAL REPORT

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Aggressive Growth Fund - Class A with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 6/23/99-4/30/03.

Date           Franklin Aggressive       S&P 500             Russell 3000
             Growth Fund - Class A         Index             Growth Index
6/23/99              $9,425               $10,000              $10,000
6/30/99              $10,160              $10,129              $10,160
7/31/99              $11,235              $9,813               $9,838
8/31/99              $12,385              $9,764               $9,960
9/30/99              $13,195              $9,496               $9,778
10/31/99             $15,438              $10,097              $10,482
11/30/99             $18,596              $10,302              $11,083
12/31/99             $23,095              $10,909              $12,290
1/31/00              $22,603              $10,362              $11,747
2/29/00              $30,639              $10,166              $12,481
3/31/00              $28,536              $11,160              $13,188
4/30/00              $24,330              $10,824              $12,510
5/31/00              $21,899              $10,602              $11,848
6/30/00              $26,443              $10,864              $12,788
7/31/00              $25,594              $10,695              $12,215
8/31/00              $28,401              $11,359              $13,332
9/30/00              $27,147              $10,759              $12,111
10/31/00             $23,896              $10,714              $11,509
11/30/00             $17,239              $9,870               $9,786
12/31/00             $17,130              $9,918               $9,535
1/31/01              $19,340              $10,270              $10,201
2/28/01              $14,833              $9,334               $8,493
3/31/01              $12,874              $8,744               $7,580
4/30/01              $14,766              $9,422               $8,536
5/31/01              $14,717              $9,485               $8,435
6/30/01              $14,611              $9,255               $8,272
7/31/01              $13,694              $9,164               $8,030
8/31/01              $12,411              $8,591               $7,384
9/30/01              $10,046              $7,898               $6,617
10/31/01             $11,253              $8,049               $6,982
11/30/01             $12,835              $8,666               $7,647
12/31/01             $13,260              $8,742               $7,663
1/31/02              $12,652              $8,615               $7,519
2/28/02              $11,726              $8,448               $7,194
3/31/02              $12,652              $8,766               $7,468
4/30/02              $11,948              $8,235               $6,889
5/31/02              $11,523              $8,175               $6,705
6/30/02              $10,268              $7,593               $6,088
7/31/02              $8,850               $7,001               $5,712
8/31/02              $8,657               $7,047               $5,728
9/30/02              $7,798               $6,282               $5,145
10/31/02             $8,531               $6,834               $5,603
11/30/02             $9,458               $7,235               $5,923
12/31/02             $8,522               $6,811               $5,514
1/31/03              $8,483               $6,633               $5,379
2/28/03              $8,415               $6,533               $5,347
3/31/03              $8,512               $6,596               $5,445
4/30/03              $9,168               $7,140               $5,854

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/03
--------------------------------------------------------------------------------

1-Year               -27.70%

3-Year               -29.18%

Since Inception
(6/23/99)             -2.23%


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Aggressive Growth Fund - Class B with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 6/23/99-4/30/03.

Date            Franklin Aggressive                                Russell 3000
                Growth Fund - Class B      S&P 500 Index          Growth Index
6/23/99                $10,000                $10,000                $10,000
6/30/99                $10,780                $10,129                $10,160
7/31/99                $11,920                $9,813                 $9,838
8/31/99                $13,140                $9,764                 $9,960
9/30/99                $13,970                $9,496                 $9,778
10/31/99               $16,380                $10,097                $10,482
11/30/99               $19,720                $10,302                $11,083
12/31/99               $24,486                $10,909                $12,290
1/31/00                $23,975                $10,362                $11,747
2/29/00                $32,485                $10,166                $12,481
3/31/00                $30,245                $11,160                $13,188
4/30/00                $25,755                $10,824                $12,510
5/31/00                $23,177                $10,602                $11,848
6/30/00                $27,964                $10,864                $12,788
7/31/00                $27,043                $10,695                $12,215
8/31/00                $29,999                $11,359                $13,332
9/30/00                $28,660                $10,759                $12,111
10/31/00               $25,213                $10,714                $11,509
11/30/00               $18,176                $9,870                 $9,786
12/31/00               $18,049                $9,918                 $9,535
1/31/01                $20,362                $10,270                $10,201
2/28/01                $15,604                $9,334                 $8,493
3/31/01                $13,547                $8,744                 $7,580
4/30/01                $15,522                $9,422                 $8,536
5/31/01                $15,461                $9,485                 $8,435
6/30/01                $15,348                $9,255                 $8,272
7/31/01                $14,376                $9,164                 $8,030
8/31/01                $13,015                $8,591                 $7,384
9/30/01                $10,529                $7,898                 $6,617
10/31/01               $11,798                $8,049                 $6,982
11/30/01               $13,435                $8,666                 $7,647
12/31/01               $13,875                $8,742                 $7,663
1/31/02                $13,230                $8,615                 $7,519
2/28/02                $12,258                $8,448                 $7,194
3/31/02                $13,220                $8,766                 $7,468
4/30/02                $12,483                $8,235                 $6,889
5/31/02                $12,023                $8,175                 $6,705
6/30/02                $10,713                $7,593                 $6,088
7/31/02                $9,219                 $7,001                 $5,712
8/31/02                $9,014                 $7,047                 $5,728
9/30/02                $8,114                 $6,282                 $5,145
10/31/02               $8,881                 $6,834                 $5,603
11/30/02               $9,843                 $7,235                 $5,923
12/31/02               $8,861                 $6,811                 $5,514
1/31/03                $8,820                 $6,633                 $5,379
2/28/03                $8,738                 $6,533                 $5,347
3/31/03                $8,830                 $6,596                 $5,445
4/30/03                $9,237                 $7,140                 $5,854

AVERAGE ANNUAL TOTAL RETURN

CLASS B              4/30/03
--------------------------------------------------------------------------------

1-Year               -26.82%

3-Year               -28.97%

Since Inception
(6/23/99)             -2.04%



10 ANNUAL REPORT
Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Aggressive Growth Fund - Class C with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 6/23/99-4/30/03.

                   Franklin Aggressive       S&P 500           Russell 3000
Date              Growth Fund - Class C       Index            Growth Index
6/23/99                   $9,901             $10,000              $10,000
6/30/99                  $10,673             $10,129              $10,160
7/31/99                  $11,802             $9,813               $9,838
8/31/99                  $13,020             $9,764               $9,960
9/30/99                  $13,842             $9,496               $9,778
10/31/99                 $16,208             $10,097              $10,482
11/30/99                 $19,515             $10,302              $11,083
12/31/99                 $24,201             $10,909              $12,290
1/31/00                  $23,684             $10,362              $11,747
2/29/00                  $32,068             $10,166              $12,481
3/31/00                  $29,851             $11,160              $13,188
4/30/00                  $25,436             $10,824              $12,510
5/31/00                  $22,894             $10,602              $11,848
6/30/00                  $27,623             $10,864              $12,788
7/31/00                  $26,722             $10,695              $12,215
8/31/00                  $29,638             $11,359              $13,332
9/30/00                  $28,312             $10,759              $12,111
10/31/00                 $24,909             $10,714              $11,509
11/30/00                 $17,953             $9,870               $9,786
12/31/00                 $17,838             $9,918               $9,535
1/31/01                  $20,127             $10,270              $10,201
2/28/01                  $15,427             $9,334               $8,493
3/31/01                  $13,381             $8,744               $7,580
4/30/01                  $15,336             $9,422               $8,536
5/31/01                  $15,275             $9,485               $8,435
6/30/01                  $15,164             $9,255               $8,272
7/31/01                  $14,202             $9,164               $8,030
8/31/01                  $12,854             $8,591               $7,384
9/30/01                  $10,403             $7,898               $6,617
10/31/01                 $11,659             $8,049               $6,982
11/30/01                 $13,280             $8,666               $7,647
12/31/01                 $13,715             $8,742               $7,663
1/31/02                  $13,077             $8,615               $7,519
2/28/02                  $12,115             $8,448               $7,194
3/31/02                  $13,067             $8,766               $7,468
4/30/02                  $12,338             $8,235               $6,889
5/31/02                  $11,882             $8,175               $6,705
6/30/02                  $10,585             $7,593               $6,088
7/31/02                  $9,117              $7,001               $5,712
8/31/02                  $8,914              $7,047               $5,728
9/30/02                  $8,023              $6,282               $5,145
10/31/02                 $8,782              $6,834               $5,603
11/30/02                 $9,724              $7,235               $5,923
12/31/02                 $8,752              $6,811               $5,514
1/31/03                  $8,711              $6,633               $5,379
2/28/03                  $8,640              $6,533               $5,347
3/31/03                  $8,732              $6,596               $5,445
4/30/03                  $9,400              $7,140               $5,854

AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/03
--------------------------------------------------------------------------------

1-Year               -25.31%

3-Year               -28.47%

Since Inception
(6/23/99)             -1.59%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Aggressive Growth Fund - Class R with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 1/1/02-4/30/03.

                Franklin Blue                         Russell 3000
Date         Chip Fund - Class R  S&P 500 Index       Growth Index
1/1/02            $10,000            $10,000             $10000
1/31/02            $9,541             $9,854             $9,811
2/28/02            $8,843             $9,664             $9,388
3/31/02            $9,541            $10,027             $9,745
4/30/02            $9,003             $9,420             $8,990
5/31/02            $8,683             $9,351             $8,750
6/30/02            $7,736             $8,685             $7,945
7/31/02            $6,659             $8,008             $7,454
8/31/02            $6,514             $8,060             $7,475
9/30/02            $5,866             $7,185             $6,714
10/31/02           $6,419             $7,817             $7,312
11/30/02           $7,118             $8,276             $7,729
12/31/02           $6,412             $7,790             $7,195
1/31/03            $6,383             $7,587             $7,019
2/28/03            $6,325             $7,473             $6,977
3/31/03            $6,397             $7,545             $7,105
4/30/03            $6,818             $8,167             $7,640

AVERAGE ANNUAL TOTAL RETURN

CLASS R              4/30/03
--------------------------------------------------------------------------------

1-Year               -24.21%

Since Inception
(1/1/02)             -25.13%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Aggressive Growth Fund - Advisor Class with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 6/23/99-4/30/03.

                 Franklin Aggressive         S&P 500               Russell 3000
Date          Growth Fund - Advisor Class     Index                Growth Index
6/23/99                $10,000                $10,000                $10,000
6/30/99                $10,780                $10,129                $10,160
7/31/99                $11,920                $9,813                 $9,838
8/31/99                $13,150                $9,764                 $9,960
9/30/99                $14,000                $9,496                 $9,778
10/31/99               $16,410                $10,097                $10,482
11/30/99               $19,770                $10,302                $11,083
12/31/99               $24,566                $10,909                $12,290
1/31/00                $24,064                $10,362                $11,747
2/29/00                $32,615                $10,166                $12,481
3/31/00                $30,393                $11,160                $13,188
4/30/00                $25,918                $10,824                $12,510
5/31/00                $23,337                $10,602                $11,848
6/30/00                $28,191                $10,864                $12,788
7/31/00                $27,280                $10,695                $12,215
8/31/00                $30,290                $11,359                $13,332
9/30/00                $28,959                $10,759                $12,111
10/31/00               $25,498                $10,714                $11,509
11/30/00               $18,402                $9,870                 $9,786
12/31/00               $18,285                $9,918                 $9,535
1/31/01                $20,652                $10,270                $10,201
2/28/01                $15,837                $9,334                 $8,493
3/31/01                $13,747                $8,744                 $7,580
4/30/01                $15,776                $9,422                 $8,536
5/31/01                $15,724                $9,485                 $8,435
6/30/01                $15,622                $9,255                 $8,272
7/31/01                $14,649                $9,164                 $8,030
8/31/01                $13,266                $8,591                 $7,384
9/30/01                $10,746                $7,898                 $6,617
10/31/01               $12,047                $8,049                 $6,982
11/30/01               $13,737                $8,666                 $7,647
12/31/01               $14,198                $8,742                 $7,663
1/31/02                $13,542                $8,615                 $7,519
2/28/02                $12,559                $8,448                 $7,194
3/31/02                $13,563                $8,766                 $7,468
4/30/02                $12,805                $8,235                 $6,889
5/31/02                $12,344                $8,175                 $6,705
6/30/02                $11,002                $7,593                 $6,088
7/31/02                $9,486                 $7,001                 $5,712
8/31/02                $9,281                 $7,047                 $5,728
9/30/02                $8,359                 $6,282                 $5,145
10/31/02               $9,158                 $6,834                 $5,603
11/30/02               $10,152                $7,235                 $5,923
12/31/02               $9,148                 $6,811                 $5,514
1/31/03                $9,117                 $6,633                 $5,379
2/28/03                $9,035                 $6,533                 $5,347
3/31/03                $9,148                 $6,596                 $5,445
4/30/03                $9,855                 $7,140                 $5,854



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS        4/30/03
--------------------------------------------------------------------------------

1-Year               -23.04%

3-Year               -27.55%

Since Inception (6/23/99)-0.38%



5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.


Past performance does not guarantee future results.

                                                                ANNUAL REPORT 11

FRANKLIN FLEX CAP GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLEX CAP GROWTH FUND (FORMERLY FRANKLIN CALIFORNIA GROWTH FUND) SEEKS CAPITAL APPRECIATION THROUGH A POLICY OF INVESTING A MAJORITY OF ITS TOTAL NET ASSETS IN SECURITIES OF COMPANIES EITHER HEADQUARTERED OR CONDUCTING MOST OF THEIR OPERATIONS IN THE STATE OF CALIFORNIA.
--------------------------------------------------------------------------------


This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2003. During the 12-month reporting period, the average consumer seemed to lose confidence, indicated by falling retail sales and rising savings rates. Business confidence also deteriorated, evidenced by weak durable goods orders and rising jobless claims. As a result, many investors moved assets from the stock market to the perceived safety of other asset classes, and equity valuations shrank despite declines in Treasury yields.

Throughout the Fund's fiscal year, investor worries seemed to shift between the weak domestic economy and geopolitical conflict. Geopolitical concerns increased late in the first quarter of 2003 with escalation of the Iraq conflict. Increased stock market volatility during that quarter reflected many investors' skittishness. Following a brief rally in late 2002, broader markets came under pressure as the United Nations became increasingly





The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 56.

12 ANNUAL REPORT
divided over the Iraq issue and diplomacy eroded. When coalition forces eventually moved into Iraq and the situation's uncertainty eased, markets generally rallied. During the year under review, equity markets experienced significant volatility and generally showed declines.

Within this difficult environment, Franklin Flex Cap Growth Fund posted a -16.74% cumulative total return for the one-year period ended April 30, 2003, as shown in the Performance Summary beginning on page 17. By comparison, the Russell 3000 Growth Index posted a -15.01% total return, and the broader Standard & Poor's 500 Composite Index (S&P 500) returned -13.30% during the same period. 1 Although the Fund's total returns were disappointing on an absolute basis, we were encouraged by its performance relative to its peers, as the Lipper Multi-Cap Growth Funds Average produced a -17.17% total return for the year ended April 30, 2003. 2 We also think it is important to note that over the past six months, since the previous semiannual report, the Fund's performance has picked up nicely, with Class A shares producing a +6.50% return, compared with the 4.49% and 4.47% returns for the Russell 3000 Growth Index and S&P 500 for the same period. 1

Our bottom-up, fundamental stock selection process led us to what we consider high-quality companies in such sectors as technology services, consumer non-durables and retail. Within these

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets
4/30/03
Electronic Technology*
17.2%
Health Technology*
14.7%
Finance
12.9%
Consumer Services
9.0%
Technology Services*
7.4%
Real Estate
5.2%
Retail Trade
3.5%
Producer Manufacturing
3.4%
Commercial Services
3.3%
Consumer Durables
2.8%
Transportation
2.7%
Health Services
2.6%
Consumer Non-Durables
2.5%
Process Industries
1.4%
Other
2.0%
Short-Term Investments & Other Net Assets
9.4%

1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
2. Source: Lipper Inc. As of 4/30/03, the Lipper Multi-Cap Growth Funds Average consisted of 397 funds. The Lipper average does not include sales charges. Fund performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


                                                                13 ANNUAL REPORT
sectors, we avoided most of the highly valued and cyclical software stocks and also were not tempted to buy cheaper-looking but poorly performing retail stocks, such as Kmart.

Holdings that contributed positively to the Fund's performance over the past year included a relatively new Fund holding, Ask Jeeves, as well as Quiksilver and Hot Topic. One of the Fund's best performers during the reporting period was our position in eBay. We consider eBay a model growth company, as it expands into new markets, has experienced growing operating margins and continues to realize the benefits of Internet growth. The company's revenues have more than tripled over the past few years to $1.4 billion for the trailing 12-month period ended March 31, 2003. Similar to the company's most recent quarterly report of year-over-year revenue growth, eBay's stock nearly doubled in value over the past year.

Of course, the Fund also experienced some disappointments during its fiscal year. Our most significant area of absolute and relative underperformance was within the electronic technology sector, as we had expected more economic improvement and a resumption in spending on capital equipment. Technology is a cyclical sector, and we remain fairly heavily weighted in this area, not wanting to be left behind when economic trends do improve. During the reporting period, we were particularly hurt by our holdings in the semiconductor and semiconductor equipment groups, although recently we saw a number of these stocks improve significantly.

During the 12 months under review, we also remained committed to the biotechnology sector. With the exception of our position in Amgen, which appreciated 16% during the year, this group generally performed poorly. However, we continue to believe that innovation through new drug development, helping to meaningfully improve lives, will be quite strong in the coming



14 ANNUAL REPORT
years. In our opinion, the appointment of a new Food and Drug Administration commissioner last fall should enhance the product approval process. We are also encouraged that we see many more profitable biotechnology companies today than several years ago.

On September 1, 2002, we changed the Fund's name from Franklin California Growth Fund to Franklin Flex Cap Growth Fund, and we now have a broader investment universe by considering more companies outside California. Retaining the same process, strategy, emphasis and spirit in managing the Fund, we intend to focus on companies that we believe have characteristics similar to the types of investments we have made during the Fund's history -- leading franchises with innovative products or services and forward-thinking management teams, generally strategically positioned with sustainable growth prospects. Examples of such positions we initiated during the Fund's fiscal year include Pfizer, Paychex, Home Depot, Valspar, Moody's and MBIA.

We believe it is important to stress that the Fund's philosophy and strategy remained the same following the name change. For us, ideal investments are companies with disruptive technologies -- innovations through products or services that offer significantly cheaper, more efficient and better functionality than current technologies. Such companies can quickly become competitive threats and dramatically change the marketplace. In our opinion, companies having a sustainable competitive advantage through intellectual property, product positioning, a unique market niche, brand identity, solid management team, above-average or rising margins, or strong returns on capital help provide for investment success over the long term. Furthermore, we remain committed to bottom-up research, aided by our large analyst team, and we will continue to use it to search for long-term investment opportunities. Given recent stock market volatility, we traded some holdings when conditions became favorable.



TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
4/30/03


COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
--------------------------------------------------------------------------------

Amgen Inc.              3.4%
HEALTH TECHNOLOGY

Mattel Inc.             2.8%
CONSUMER DURABLES

eBay Inc.               2.7%
CONSUMER SERVICES

Expeditors International
of Washington Inc.      2.7%
TRANSPORTATION

Varian Inc.             2.3%
PRODUCER MANUFACTURING

The PMI Group Inc.      2.3%
FINANCE

Univision Communications
Inc., A                 2.2%
CONSUMER SERVICES

Wells Fargo & Co.       2.0%
FINANCE

Fox Entertainment Group
Inc., A                 1.9%
CONSUMER SERVICES

Pfizer Inc.             1.7%
HEALTH TECHNOLOGY




                                                                15 ANNUAL REPORT

However, our relatively low 32.93% portfolio turnover rate for the Fund's fiscal year reflects our focus on delivering solid investment results over the long term.

We thank you for your participation in Franklin Flex Cap Growth Fund and welcome any comments or suggestions you may have. We look forward to serving your investment needs in the years to come.




/S/SIGNATURE
Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund



This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



FRANKLIN FLEX CAP
GROWTH FUND

CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/03          4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$5.14         $25.56           $30.70

CLASS B                        CHANGE         4/30/03          4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$5.19         $24.72           $29.91

CLASS C                        CHANGE         4/30/03          4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$5.20         $24.77           $29.97

CLASS R                        CHANGE         4/30/03          4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$5.18         $25.49           $30.67


Past performance does not guarantee future results.

                                                                ANNUAL REPORT 17

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


PERFORMANCE



CLASS A                              1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1            -16.74%   +12.33%  +294.79%
Average Annual Total Return 2        -21.52%    +1.15%   +14.05%
Value of $10,000 Investment 3         $7,848   $10,589   $37,219
Avg. Ann. Total Return (3/31/03) 4   -29.81%    +0.21%   +12.83%

                                                         INCEPTION
CLASS B                              1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -17.35%   -47.02%    +8.46%
Average Annual Total Return 2        -20.66%   -19.85%    +1.46%
Value of $10,000 Investment 3         $7,934    $5,148   $10,646
Avg. Ann. Total Return (3/31/03) 4   -29.06%   -24.53%    -0.04%

                                                         INCEPTION
CLASS C                              1-YEAR    5-YEAR    (9/3/96)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -17.35%   +8.24%     +58.39%
Average Annual Total Return 2        -18.99%   +1.39%      +7.00%
Value of $10,000 Investment 3         $8,101  $10,716     $15,683
Avg. Ann. Total Return (3/31/03) 4   -27.58%   +0.46%      +6.05%

                                                          INCEPTION
CLASS R                                        1-YEAR     (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -16.89%     -19.94%
Average Annual Total Return 2                  -17.72%     -16.11%
Value of $10,000 Investment 3                   $8,228      $7,926
Avg. Ann. Total Return (3/31/03) 4             -26.45%     -21.28%

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Investing in a non-diversified fund concentrating in securities linked to the state of California involves special risks such as increased susceptibility to economic or regulatory developments in the state. Smaller or relatively new companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. These and other risks are described more fully in the Fund's prospectus.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

18 ANNUAL REPORT
Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Flex Cap Growth Fund - Class A with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 5/1/93-4/30/03.

Date        Franklin Flex Cap Growth      S&P 500           Russell 3000
                  Fund - Class A           Index             Growth Index
5/1/93               $9,428               $10,000              $10,001
5/31/93              $10,111              $10,267              $10,369
6/30/93              $10,088              $10,297              $10,283
7/31/93              $9,856               $10,256              $10,123
8/31/93              $10,516              $10,644              $10,544
9/30/93              $10,952              $10,562              $10,501
10/31/93             $11,101              $10,781              $10,794
11/30/93             $11,073              $10,679              $10,691
12/31/93             $11,551              $10,808              $10,896
1/31/94              $12,062              $11,175              $11,151
2/28/94              $12,219              $10,872              $10,962
3/31/94              $11,944              $10,399              $10,419
4/30/94              $11,836              $10,533              $10,466
5/31/94              $11,905              $10,704              $10,588
6/30/94              $11,558              $10,442              $10,263
7/31/94              $11,973              $10,784              $10,594
8/31/94              $12,763              $11,226              $11,202
9/30/94              $12,857              $10,952              $11,068
10/31/94             $13,293              $11,197              $11,315
11/30/94             $13,335              $10,789              $10,944
12/31/94             $13,460              $10,949              $11,135
1/31/95              $13,449              $11,233              $11,325
2/28/95              $14,386              $11,670              $11,804
3/31/95              $14,930              $12,014              $12,150
4/30/95              $15,279              $12,367              $12,407
5/31/95              $15,889              $12,860              $12,814
6/30/95              $16,958              $13,159              $13,346
7/31/95              $18,402              $13,594              $13,949
8/31/95              $18,819              $13,628              $13,982
9/30/95              $19,282              $14,204              $14,588
10/31/95             $19,316              $14,152              $14,523
11/30/95             $19,925              $14,772              $15,095
12/31/95             $19,872              $15,057              $15,207
1/31/96              $20,106              $15,569              $15,651
2/29/96              $20,785              $15,714              $15,979
3/31/96              $20,957              $15,865              $16,029
4/30/96              $22,536              $16,098              $16,532
5/31/96              $23,042              $16,512              $17,139
6/30/96              $22,350              $16,575              $17,039
7/31/96              $21,026              $15,842              $15,928
8/31/96              $22,337              $16,176              $16,414
9/30/96              $23,773              $17,085              $17,573
10/31/96             $24,070              $17,557              $17,592
11/30/96             $25,815              $18,883              $18,833
12/31/96             $25,920              $18,509              $18,533
1/31/97              $26,338              $19,664              $19,751
2/28/97              $25,603              $19,819              $19,518
3/31/97              $24,119              $19,006              $18,433
4/30/97              $24,537              $20,139              $19,531
5/31/97              $26,896              $21,364              $21,064
6/30/97              $27,053              $22,321              $21,897
7/31/97              $29,293              $24,095              $23,756
8/31/97              $29,115              $22,746              $22,561
9/30/97              $31,278              $23,990              $23,741
10/31/97             $30,158              $23,189              $22,805
11/30/97             $30,476              $24,262              $23,617
12/31/97             $29,990              $24,680              $23,858
1/31/98              $29,553              $24,951              $24,471
2/28/98              $31,887              $26,750              $26,341
3/31/98              $32,550              $28,120              $27,397
4/30/98              $33,134              $28,404              $27,756
5/31/98              $31,383              $27,915              $26,854
6/30/98              $32,120              $29,049              $28,376
7/31/98              $30,592              $28,741              $27,996
8/31/98              $25,529              $24,591              $23,609
9/30/98              $27,216              $26,167              $25,467
10/31/98             $28,731              $28,294              $27,459
11/30/98             $30,831              $30,009              $29,551
12/31/98             $33,204              $31,737              $32,217
1/31/99              $35,335              $33,064              $34,075
2/28/99              $32,548              $32,036              $32,402
3/31/99              $34,474              $33,317              $34,071
4/30/99              $35,253              $34,606              $34,320
5/31/99              $35,144              $33,790              $33,349
6/30/99              $38,704              $35,665              $35,640
7/31/99              $39,074              $34,552              $34,510
8/31/99              $40,636              $34,380              $34,938
9/30/99              $41,444              $33,438              $34,298
10/31/99             $46,568              $35,554              $36,768
11/30/99             $53,254              $36,276              $38,878
12/31/99             $64,804              $38,413              $43,112
1/31/00              $64,859              $36,484              $41,207
2/29/00              $81,669              $35,795              $43,782
3/31/00              $77,162              $39,295              $46,260
4/30/00              $68,709              $38,113              $43,882
5/31/00              $64,201              $37,331              $41,561
6/30/00              $73,792              $38,253              $44,857
7/31/00              $71,832              $37,657              $42,847
8/31/00              $82,341              $39,995              $46,768
9/30/00              $79,779              $37,883              $42,484
10/31/00             $72,832              $37,724              $40,372
11/30/00             $57,296              $34,752              $34,329
12/31/00             $60,241              $34,922              $33,446
1/31/01              $61,304              $36,162              $35,784
2/28/01              $49,961              $32,867              $29,790
3/31/01              $44,587              $30,787              $26,588
4/30/01              $49,582              $33,176              $29,943
5/31/01              $49,597              $33,398              $29,587
6/30/01              $49,291              $32,587              $29,016
7/31/01              $47,442              $32,267              $28,169
8/31/01              $45,039              $30,250              $25,901
9/30/01              $38,807              $27,809              $23,210
10/31/01             $41,486              $28,340              $24,491
11/30/01             $45,374              $30,514              $26,823
12/31/01             $46,247              $30,783              $26,882
1/31/02              $45,257              $30,333              $26,374
2/28/02              $43,524              $29,748              $25,237
3/31/02              $46,874              $30,866              $26,196
4/30/02              $44,704              $28,996              $24,166
5/31/02              $43,714              $28,784              $23,521
6/30/02              $40,190              $26,735              $21,357
7/31/02              $36,025              $24,652              $20,037
8/31/02              $35,836              $24,812              $20,093
9/30/02              $33,142              $22,118              $18,047
10/31/02             $34,948              $24,062              $19,655
11/30/02             $37,103              $25,477              $20,778
12/31/02             $34,715              $23,981              $19,342
1/31/03              $34,773              $23,355              $18,868
2/28/03              $34,598              $23,005              $18,755
3/31/03              $34,904              $23,226              $19,100
4/30/03              $37,219              $25,140              $20,536



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Flex Cap Growth Fund - Class B with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 1/1/99-4/30/03.

                     Franklin Flex Cap         S&P 500         Russell 3000
Date               Growth Fund - Class B        Index          Growth Index
1/1/99                    $10,000              $10,000            $10,001
1/31/99                   $10,633              $10,418            $10,578
2/28/99                   $9,786               $10,094            $10,059
3/31/99                   $10,362              $10,498            $10,577
4/30/99                   $10,588              $10,904            $10,654
5/31/99                   $10,551              $10,647            $10,352
6/30/99                   $11,610              $11,238            $11,064
7/31/99                   $11,709              $10,887            $10,713
8/31/99                   $12,175              $10,833            $10,846
9/30/99                   $12,406              $10,536            $10,647
10/31/99                  $13,932              $11,203            $11,414
11/30/99                  $15,919              $11,430            $12,069
12/31/99                  $19,359              $12,103            $13,383
1/31/00                   $19,359              $11,496            $12,792
2/29/00                   $24,362              $11,278            $13,591
3/31/00                   $23,001              $12,381            $14,361
4/30/00                   $20,473              $12,009            $13,622
5/31/00                   $19,116              $11,763            $12,902
6/30/00                   $21,957              $12,053            $13,925
7/31/00                   $21,363              $11,865            $13,301
8/31/00                   $24,473              $12,602            $14,518
9/30/00                   $23,694              $11,937            $13,188
10/31/00                  $21,615              $11,886            $12,533
11/30/00                  $16,992              $10,950            $10,657
12/31/00                  $17,857              $11,003            $10,383
1/31/01                   $18,160              $11,394            $11,109
2/28/01                   $14,795              $10,356            $9,248
3/31/01                   $13,193              $9,700             $8,254
4/30/01                   $14,668              $10,453            $9,295
5/31/01                   $14,659              $10,523            $9,185
6/30/01                   $14,558              $10,268            $9,007
7/31/01                   $14,005              $10,167            $8,744
8/31/01                   $13,290              $9,532             $8,040
9/30/01                   $11,438              $8,762             $7,205
10/31/01                  $12,219              $8,930             $7,603
11/30/01                  $13,360              $9,615             $8,327
12/31/01                  $13,610              $9,699             $8,345
1/31/02                   $13,312              $9,558             $8,187
2/28/02                   $12,794              $9,373             $7,834
3/31/02                   $13,768              $9,726             $8,132
4/30/02                   $13,123              $9,136             $7,502
5/31/02                   $12,825              $9,069             $7,301
6/30/02                   $11,785              $8,424             $6,630
7/31/02                   $10,556              $7,768             $6,220
8/31/02                   $10,495              $7,818             $6,237
9/30/02                   $9,701               $6,969             $5,602
10/31/02                  $10,219              $7,582             $6,102
11/30/02                  $10,846              $8,027             $6,450
12/31/02                  $10,140              $7,556             $6,004
1/31/03                   $10,148              $7,359             $5,857
2/28/03                   $10,091              $7,249             $5,822
3/31/03                   $10,175              $7,318             $5,929
4/30/03                   $10,646              $7,921             $6,375




Past performance does not guarantee future results.

                                                                ANNUAL REPORT 19

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Flex Cap Growth Fund - Class C with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 9/3/96-4/30/03.

                  Franklin Flex Cap           S&P 500           Russell 3000
Date            Growth Fund - Class C          Index            Growth Index
9/3/96                 $9,901                 $10,000              $10,001
9/30/96                $10,520                $10,562              $10,707
10/31/96               $10,641                $10,854              $10,719
11/30/96               $11,407                $11,673              $11,475
12/31/96               $11,446                $11,442              $11,292
1/31/97                $11,619                $12,156              $12,034
2/28/97                $11,289                $12,252              $11,892
3/31/97                $10,627                $11,750              $11,231
4/30/97                $10,806                $12,450              $11,900
5/31/97                $11,833                $13,207              $12,834
6/30/97                $11,854                $13,798              $13,341
7/31/97                $12,876                $14,895              $14,474
8/31/97                $12,787                $14,061              $13,746
9/30/97                $13,730                $14,830              $14,465
10/31/97               $13,230                $14,335              $13,895
11/30/97               $13,359                $14,999              $14,390
12/31/97               $13,140                $15,257              $14,536
1/31/98                $12,947                $15,425              $14,910
2/28/98                $13,963                $16,537              $16,049
3/31/98                $14,237                $17,383              $16,693
4/30/98                $14,488                $17,559              $16,911
5/31/98                $13,718                $17,257              $16,362
6/30/98                $14,027                $17,958              $17,289
7/31/98                $13,350                $17,767              $17,058
8/31/98                $11,138                $15,202              $14,385
9/30/98                $11,867                $16,176              $15,517
10/31/98               $12,521                $17,491              $16,730
11/30/98               $13,420                $18,551              $18,005
12/31/98               $14,450                $19,620              $19,629
1/31/99                $15,370                $20,440              $20,762
2/28/99                $14,152                $19,804              $19,742
3/31/99                $14,976                $20,596              $20,759
4/30/99                $15,311                $21,393              $20,911
5/31/99                $15,251                $20,888              $20,319
6/30/99                $16,786                $22,048              $21,715
7/31/99                $16,935                $21,360              $21,026
8/31/99                $17,605                $21,253              $21,287
9/30/99                $17,939                $20,671              $20,898
10/31/99               $20,151                $21,979              $22,402
11/30/99               $23,026                $22,425              $23,688
12/31/99               $28,006                $23,746              $26,268
1/31/00                $28,012                $22,554              $25,107
2/29/00                $35,251                $22,128              $26,676
3/31/00                $33,284                $24,292              $28,186
4/30/00                $29,620                $23,561              $26,737
5/31/00                $27,659                $23,078              $25,323
6/30/00                $31,766                $23,648              $27,331
7/31/00                $30,905                $23,279              $26,106
8/31/00                $35,400                $24,724              $28,495
9/30/00                $34,277                $23,419              $25,885
10/31/00               $31,270                $23,321              $24,598
11/30/00               $24,581                $21,483              $20,916
12/31/00               $25,838                $21,588              $20,378
1/31/01                $26,269                $22,355              $21,803
2/28/01                $21,400                $20,318              $18,151
3/31/01                $19,083                $19,032              $16,200
4/30/01                $21,210                $20,509              $18,244
5/31/01                $21,204                $20,646              $18,027
6/30/01                $21,052                $20,145              $17,679
7/31/01                $20,248                $19,947              $17,163
8/31/01                $19,215                $18,700              $15,781
9/30/01                $16,544                $17,191              $14,142
10/31/01               $17,671                $17,520              $14,922
11/30/01               $19,323                $18,863              $16,343
12/31/01               $19,678                $19,029              $16,379
1/31/02                $19,247                $18,752              $16,069
2/28/02                $18,500                $18,390              $15,377
3/31/02                $19,912                $19,081              $15,961
4/30/02                $18,975                $17,925              $14,724
5/31/02                $18,544                $17,794              $14,331
6/30/02                $17,044                $16,527              $13,012
7/31/02                $15,265                $15,240              $12,208
8/31/02                $15,176                $15,339              $12,242
9/30/02                $14,030                $13,673              $10,996
10/31/02               $14,777                $14,875              $11,976
11/30/02               $15,683                $15,749              $12,660
12/31/02               $14,663                $14,825              $11,785
1/31/03                $14,676                $14,438              $11,496
2/28/03                $14,594                $14,221              $11,427
3/31/03                $14,714                $14,358              $11,637
4/30/03                $15,683                $15,541              $12,513




AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/03
----------------------------

1-Year               -18.99%

5-Year                +1.39%

Since Inception
(9/3/96)              +7.00%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Flex Cap Growth Fund - Class R with that of the S&P 500 Index 5 and Russell 3000 Growth Index 5 based on the growth of a $10,000 investment from 1/1/02-4/30/03.

                Franklin Flex Cap                           Russell 3000
Date          Growth Fund - Class R     S&P 500 Index       Growth Index
1/1/02               $10,000              $10,000              $10,000
1/31/02              $9,783               $9,854               $9,811
2/28/02              $9,408               $9,664               $9,388
3/31/02              $10,129              $10,027              $9,745
4/30/02              $9,657               $9,420               $8,990
5/31/02              $9,439               $9,351               $8,750
6/30/02              $8,681               $8,685               $7,945
7/31/02              $7,780               $8,008               $7,454
8/31/02              $7,739               $8,060               $7,475
9/30/02              $7,157               $7,185               $6,714
10/31/02             $7,544               $7,817               $7,312
11/30/02             $8,007               $8,276               $7,729
12/31/02             $7,490               $7,790               $7,195
1/31/03              $7,500               $7,587               $7,019
2/28/03              $7,462               $7,473               $6,977
3/31/03              $7,525               $7,545               $7,105
4/30/03              $7,926               $8,167               $7,640

AVERAGE ANNUAL TOTAL RETURN

CLASS R              4/30/03
------------------------------

1-Year               -17.72%

Since Inception
(1/1/02)             -16.11%



5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

20 ANNUAL REPORT
Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN LARGE CAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN COMPANIES WHOSE MARKET CAPITALIZATIONS ARE WITHIN THE TOP 50% OF COMPANIES LISTED IN THE RUSSELL 1000(R) INDEX AT THE TIME OF PURCHASE. 1
--------------------------------------------------------------------------------


This annual report for Franklin Large Cap Growth Fund covers the fiscal year ended April 30, 2003. During the 12 months under review, financial markets experienced significant volatility, largely driven by corporate governance issues, as well as the skittish economy and geopolitical risks. In 2002, markets suffered from the fallout of Enron's collapse and the resulting loss of consumer confidence in corporate America, and an increase in other high-profile corporate failures including Arthur Andersen, WorldCom and Adelphia. Although optimism grew early in the Fund's fiscal year about an improving economy, it quickly waned as geopolitical risks started to rise and the U.S. military conflict began in Iraq.

Despite low interest rates, strong housing and auto markets, and small corporate earnings improvements, concerns about consumers' resilience started to emerge. Consumer confidence fell dramatically during the reporting period largely due to persistently high unemployment levels, rising energy costs and heightened tensions with Iraq. This in turn seemed to cause



1. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

                                                                ANNUAL REPORT 21

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets
4/30/03
Electronic Technology*
20.9%
Health Technology*
19.1%
Technology Services*
11.8%
Finance
9.2%
Retail Trade
7.2%
Consumer Non-Durables
6.3%
Consumer Services
5.6%
Producer Manufacturing
2.3%
Energy Minerals
2.1%
Distribution Services
1.6%
Industrial Services
1.1%
Consumer Durables
1.1%
Communications
0.5%
Short-Term Investments
& Other Net Assets
11.2%
*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

trepidation from corporate managers, who subsequently maintained lower levels of corporate capital expenditures. Within this environment, Franklin Large Cap Growth Fund - Class A posted a -17.04% cumulative total return for the one-year period ended April 30, 2003, as shown in the Performance Summary beginning on page 25. In comparison, the Fund's benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Russell 1000 Growth Index, posted returns of -13.30% and -14.35% for the same period. 2

Specific positions in the electronic technology, aerospace and defense, health technology and finance sectors hurt Fund performance during its fiscal year. Intel, the leading manufacturer of semiconductor chips, and Applied Materials, a leading semiconductor capital equipment manufacturer, were weak performers during the period, hampered by deteriorating consumer confidence and fears that corporate capital expenditures would remain weak. More recently, these stocks regained some ground, and we held them believing that they should benefit from an economic recovery. We sold several technology holdings during the period due to questionable longer-term fundamentals, including EMC and Sun Microsystems. In the aerospace and defense sectors, General Dynamics and Lockheed Martin underperformed the overall market. In the health technology sector, King Pharmaceutical was a disappointment, as it suffered from an SEC investigation and deteriorating growth prospects, and we sold this position during the period.



2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

22 ANNUAL REPORT

On the positive front, some pockets of strength benefited the Fund. Major pharmaceuticals including Merck and Wyeth excelled during the period. We built up these positions because we found their valuations compelling. Biotechnology was another strong area, and Amgen, one of the Fund's larger positions, posted a healthy return during the period. Household products positions Procter & Gamble and Colgate-Palmolive performed well as a result of superior earnings performance mainly due to cost-cutting programs, more effective capital allocation and increased focus on core products. Over the past several years, with the Internet bubble having burst, several leading technology companies became attractive from a valuation standpoint. In electronic technology, several larger companies whose valuations had declined to very low levels rebounded during the reporting period, including IBM and Oracle.

During the period, we added First Data, a leading transaction processing services company that we believe should benefit from the increased usage of debit and credit cards. We increased the Fund's overall health technology sector weighting based upon historically low valuation levels during the period and traditionally strong returns generated in those businesses. We also increased the Fund's overall technology weighting where we found attractive valuations due to general underperformance since the Internet mania collapsed. Technology has experienced a dearth of capital expenditures in the past several years, and we believe pent-up demand should reverse that trend in an economic recovery.




TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
4/30/03

COMPANY              % OF TOTAL
SECTOR/INDUSTRY      NET ASSETS
-------------------------------

Microsoft Corp.           5.0%
TECHNOLOGY SERVICES

Pfizer Inc.               4.5%
HEALTH TECHNOLOGY

Intel Corp.               3.6%
ELECTRONIC TECHNOLOGY

Amgen Inc.                3.5%
HEALTH TECHNOLOGY

Johnson & Johnson         2.5%
HEALTH TECHNOLOGY

Merck & Co. Inc.          2.5%
HEALTH TECHNOLOGY

Wal-Mart Stores Inc.      2.5%
RETAIL TRADE

Lexmark
International Inc.        2.5%
ELECTRONIC TECHNOLOGY

International Business
Machines Corp.            2.4%
ELECTRONIC TECHNOLOGY

Cisco Systems Inc.        2.1%
ELECTRONIC TECHNOLOGY



                                                                ANNUAL REPORT 23

Thank you for your investment in Franklin Large Cap
Growth Fund.

/S/SIGNATURE
Serena Perin-Vinton, CFA
Portfolio Manager

/S/SIGNATURE
Edward B. Jamieson
Portfolio Manager

/S/SIGNATURE
Steven Kornfeld, CFA
Assistant Portfolio Manager

Franklin Large Cap Growth Fund



This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

24 ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



FRANKLIN LARGE CAP
GROWTH FUND

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PRICE INFORMATION




CLASS A                        CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$1.53          $7.45     $8.98

CLASS B                        CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$1.55          $7.27     $8.82

CLASS C                        CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$1.55          $7.27     $8.82

CLASS R                        CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$1.54          $7.44     $8.98

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$1.52          $7.53     $9.05

                                                                ANNUAL REPORT 25
Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges. 2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s). 4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE



                                                          INCEPTION
CLASS A                              1-YEAR    3-YEAR     (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1           -17.04%   -49.71%     -25.28%
Average Annual Total Return 2       -21.83%   -22.04%      -8.60%
Value of $10,000 Investment 3        $7,817    $4,739      $7,043
Avg. Ann. Total Return (3/31/03) 4  -31.43%   -25.64%     -10.32%

                                                          INCEPTION
CLASS B                              1-YEAR    3-YEAR     (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -17.57%   -50.70%    -27.18%
Average Annual Total Return 2        -20.87%   -21.80%     -8.53%
Value of $10,000 Investment 3        $7,913     $4,783     $7,064
Avg. Ann. Total Return (3/31/03) 4   -30.67%   -25.42%    -10.26%

                                                          INCEPTION
CLASS C                              1-YEAR    3-YEAR     (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -17.57%   -50.71%     -27.20%
Average Annual Total Return 2        -19.22%   -21.27%      -8.05%
Value of $10,000 Investment 3         $8,078    $4,879      $7,208
Avg. Ann. Total Return (3/31/03) 4   -29.15%   -24.88%      -9.74%

                                                          INCEPTION
CLASS R                                        1-YEAR     (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -17.15%     -24.62%
Average Annual Total Return 2                  -17.98%     -19.84%
Value of $10,000 Investment 3                   $8,202      $7,463
Avg. Ann. Total Return (3/31/03) 4             -28.12%     -25.05%

                                                       INCEPTION
ADVISOR CLASS                        1-YEAR    3-YEAR  (6/7/99)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -16.80%   -49.25%  -24.38%
Average Annual Total Return 2        -16.80%   -20.23%   -6.92%
Value of $10,000 Investment 3         $8,320    $5,075   $7,562
Avg. Ann. Total Return (3/31/03) 4   -26.92%   -23.89%    -8.62%

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

26
ANNUAL REPORT
Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Large Cap Growth Fund - Class A with that of the S&P 500 Index 5 and Russell 1000 Growth Index 5 based on the growth of a $10,000 investment from 6/7/99-4/30/03.

                      Franklin Large Cap                           Russell 1000
Date               Growth Fund - Class A     S&P 500 Index         Growth Index
6/7/99                     $9,425                $10,000              $10,000
6/30/99                    $9,981                $10,426              $10,537
7/31/99                    $9,774                $10,101              $10,202
8/31/99                    $9,708                $10,050              $10,368
9/30/99                    $9,670                $9,775               $10,150
10/31/99                   $10,584               $10,394              $10,917
11/30/99                   $11,282               $10,605              $11,506
12/31/99                   $13,146               $11,229              $12,703
1/31/00                    $12,826               $10,665              $12,107
2/29/00                    $15,023               $10,464              $12,699
3/31/00                    $15,127               $11,487              $13,609
4/30/00                    $14,005               $11,141              $12,961
5/31/00                    $13,212               $10,913              $12,308
6/30/00                    $14,674               $11,183              $13,240
7/31/00                    $14,599               $11,008              $12,688
8/31/00                    $16,636               $11,692              $13,837
9/30/00                    $16,032               $11,074              $12,528
10/31/00                   $14,919               $11,028              $11,935
11/30/00                   $12,515               $10,159              $10,176
12/31/00                   $12,705               $10,209              $9,854
1/31/01                    $13,065               $10,571              $10,535
2/28/01                    $11,042               $9,608               $8,746
3/31/01                    $10,077               $9,000               $7,795
4/30/01                    $10,900               $9,698               $8,781
5/31/01                    $10,682               $9,763               $8,652
6/30/01                    $10,314               $9,526               $8,451
7/31/01                    $10,030               $9,433               $8,240
8/31/01                    $9,141                $8,843               $7,566
9/30/01                    $7,979                $8,130               $6,811
10/31/01                   $8,291                $8,285               $7,168
11/30/01                   $9,122                $8,920               $7,857
12/31/01                   $9,283                $8,999               $7,842
1/31/02                    $9,000                $8,867               $7,703
2/28/02                    $8,536                $8,696               $7,384
3/31/02                    $9,066                $9,023               $7,639
4/30/02                    $8,489                $8,476               $7,016
5/31/02                    $8,376                $8,414               $6,846
6/30/02                    $7,733                $7,815               $6,213
7/31/02                    $7,090                $7,207               $5,871
8/31/02                    $7,024                $7,253               $5,889
9/30/02                    $6,334                $6,466               $5,278
10/31/02                   $6,806                $7,034               $5,762
11/30/02                   $7,166                $7,448               $6,075
12/31/02                   $6,598                $7,010               $5,655
1/31/03                    $6,542                $6,827               $5,518
2/28/03                    $6,476                $6,725               $5,492
3/31/03                    $6,598                $6,790               $5,594
4/30/03                    $7,043                $7,349               $6,008

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Large Cap Growth Fund - Class B with that of the S&P 500 Index 5 and Russell 1000 Growth Index 5 based on the growth of a $10,000 investment from 6/7/99-4/30/03.

                    Franklin Large                                Russell 1000
Date          Cap Growth Fund - Class B    S&P 500 Index          Growth Index
6/7/99                 $10,000                $10,000                $10,000
6/30/99                $10,580                $10,426                $10,537
7/31/99                $10,360                $10,101                $10,202
8/31/99                $10,280                $10,050                $10,368
9/30/99                $10,240                $9,775                 $10,150
10/31/99               $11,190                $10,394                $10,917
11/30/99               $11,930                $10,605                $11,506
12/31/99               $13,890                $11,229                $12,703
1/31/00                $13,540                $10,665                $12,107
2/29/00                $15,850                $10,464                $12,699
3/31/00                $15,950                $11,487                $13,609
4/30/00                $14,770                $11,141                $12,961
5/31/00                $13,920                $10,913                $12,308
6/30/00                $15,460                $11,183                $13,240
7/31/00                $15,370                $11,008                $12,688
8/31/00                $17,510                $11,692                $13,837
9/30/00                $16,860                $11,074                $12,528
10/31/00               $15,680                $11,028                $11,935
11/30/00               $13,150                $10,159                $10,176
12/31/00               $13,332                $10,209                $9,854
1/31/01                $13,702                $10,571                $10,535
2/28/01                $11,579                $9,608                 $8,746
3/31/01                $10,557                $9,000                 $7,795
4/30/01                $11,409                $9,698                 $8,781
5/31/01                $11,188                $9,763                 $8,652
6/30/01                $10,788                $9,526                 $8,451
7/31/01                $10,487                $9,433                 $8,240
8/31/01                $9,556                 $8,843                 $7,566
9/30/01                $8,334                 $8,130                 $6,811
10/31/01               $8,654                 $8,285                 $7,168
11/30/01               $9,516                 $8,920                 $7,857
12/31/01               $9,676                 $8,999                 $7,842
1/31/02                $9,375                 $8,867                 $7,703
2/28/02                $8,884                 $8,696                 $7,384
3/31/02                $9,445                 $9,023                 $7,639
4/30/02                $8,834                 $8,476                 $7,016
5/31/02                $8,704                 $8,414                 $6,846
6/30/02                $8,043                 $7,815                 $6,213
7/31/02                $7,362                 $7,207                 $5,871
8/31/02                $7,292                 $7,253                 $5,889
9/30/02                $6,571                 $6,466                 $5,278
10/31/02               $7,062                 $7,034                 $5,762
11/30/02               $7,422                 $7,448                 $6,075
12/31/02               $6,841                 $7,010                 $5,655
1/31/03                $6,771                 $6,827                 $5,518
2/28/03                $6,701                 $6,725                 $5,492
3/31/03                $6,821                 $6,790                 $5,594
4/30/03                $7,064                 $7,349                 $6,008

                                                                27 ANNUAL REPORT
Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Large Cap Growth Fund - Class C with that of the S&P 500 Index 5 and Russell 1000 Growth Index 5 based on the growth of a $10,000 investment from 6/7/99-4/30/03.

                   Franklin Large Cap                        Russell 1000
Date             Growth Fund - Class C    S&P 500 Index      Growth Index
6/7/99                   $9,901              $10,000            $10,000
6/30/99                  $10,475             $10,426            $10,537
7/31/99                  $10,248             $10,101            $10,202
8/31/99                  $10,168             $10,050            $10,368
9/30/99                  $10,129             $9,775             $10,150
10/31/99                 $11,079             $10,394            $10,917
11/30/99                 $11,802             $10,605            $11,506
12/31/99                 $13,752             $11,229            $12,703
1/31/00                  $13,406             $10,665            $12,107
2/29/00                  $15,693             $10,464            $12,699
3/31/00                  $15,792             $11,487            $13,609
4/30/00                  $14,624             $11,141            $12,961
5/31/00                  $13,792             $10,913            $12,308
6/30/00                  $15,307             $11,183            $13,240
7/31/00                  $15,218             $11,008            $12,688
8/31/00                  $17,337             $11,692            $13,837
9/30/00                  $16,693             $11,074            $12,528
10/31/00                 $15,525             $11,028            $11,935
11/30/00                 $13,020             $10,159            $10,176
12/31/00                 $13,206             $10,209            $9,854
1/31/01                  $13,573             $10,571            $10,535
2/28/01                  $11,471             $9,608             $8,746
3/31/01                  $10,460             $9,000             $7,795
4/30/01                  $11,303             $9,698             $8,781
5/31/01                  $11,075             $9,763             $8,652
6/30/01                  $10,678             $9,526             $8,451
7/31/01                  $10,391             $9,433             $8,240
8/31/01                  $9,459              $8,843             $7,566
9/30/01                  $8,249              $8,130             $6,811
10/31/01                 $8,576              $8,285             $7,168
11/30/01                 $9,429              $8,920             $7,857
12/31/01                 $9,578              $8,999             $7,842
1/31/02                  $9,290              $8,867             $7,703
2/28/02                  $8,804              $8,696             $7,384
3/31/02                  $9,350              $9,023             $7,639
4/30/02                  $8,745              $8,476             $7,016
5/31/02                  $8,626              $8,414             $6,846
6/30/02                  $7,962              $7,815             $6,213
7/31/02                  $7,287              $7,207             $5,871
8/31/02                  $7,218              $7,253             $5,889
9/30/02                  $6,504              $6,466             $5,278
10/31/02                 $6,990              $7,034             $5,762
11/30/02                 $7,357              $7,448             $6,075
12/31/02                 $6,772              $7,010             $5,655
1/31/03                  $6,702              $6,827             $5,518
2/28/03                  $6,633              $6,725             $5,492
3/31/03                  $6,762              $6,790             $5,594
4/30/03                  $7,208              $7,349             $6,008

AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/03
-------------------------------

1-Year               -19.22%

3-Year               -21.27%

Since Inception
(6/7/99)              -8.05%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Large Cap Growth Fund - Class R with that of the S&P 500 Index 5 and Russell 1000 Growth Index 5 based on the growth of a $10,000 investment from 1/1/02-4/30/03.

          Franklin Large Cap                              Russell 1000
Date    Growth Fund - Class R    S&P 500 Index            Growth Index
1/1/02         $10,000                $10,000                $10,000
1/31/02        $9,694                 $9,854                 $9,823
2/28/02        $9,195                 $9,664                 $9,415
3/31/02        $9,776                 $10,027                $9,741
4/30/02        $9,145                 $9,420                 $8,946
5/31/02        $9,022                 $9,351                 $8,730
6/30/02        $8,330                 $8,685                 $7,922
7/31/02        $7,637                 $8,008                 $7,487
8/31/02        $7,566                 $8,060                 $7,509
9/30/02        $6,813                 $7,185                 $6,730
10/31/02       $7,322                 $7,817                 $7,347
11/30/02       $7,709                 $8,276                 $7,746
12/31/02       $7,108                 $7,790                 $7,211
1/31/03        $7,037                 $7,587                 $7,036
2/28/03        $6,965                 $7,473                 $7,004
3/31/03        $7,098                 $7,545                 $7,134
4/30/03        $7,463                 $8,167                 $7,661

AVERAGE ANNUAL TOTAL RETURN

CLASS R              4/30/03
-------------------------------

1-Year               -17.98%

Since Inception
(1/1/02)             -19.84%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Large Cap Growth Fund - Advisor Class with that of the S&P 500 Index 5 and Russell 1000 Growth Index 5 based on the growth of a $10,000 investment from 6/7/99-4/30/03.

                Franklin Large Cap        S&P 500           Russell 1000
Date             Growth Fund - Adv         Index            Growth Index
6/7/99               $10,000              $10,000              $10,000
6/30/99              $10,590              $10,426              $10,537
7/31/99              $10,370              $10,101              $10,202
8/31/99              $10,300              $10,050              $10,368
9/30/99              $10,270              $9,775               $10,150
10/31/99             $11,240              $10,394              $10,917
11/30/99             $11,980              $10,605              $11,506
12/31/99             $13,969              $11,229              $12,703
1/31/00              $13,629              $10,665              $12,107
2/29/00              $15,972              $10,464              $12,699
3/31/00              $16,082              $11,487              $13,609
4/30/00              $14,901              $11,141              $12,961
5/31/00              $14,059              $10,913              $12,308
6/30/00              $15,622              $11,183              $13,240
7/31/00              $15,552              $11,008              $12,688
8/31/00              $17,725              $11,692              $13,837
9/30/00              $17,084              $11,074              $12,528
10/31/00             $15,902              $11,028              $11,935
11/30/00             $13,338              $10,159              $10,176
12/31/00             $13,548              $10,209              $9,854
1/31/01              $13,939              $10,571              $10,535
2/28/01              $11,780              $9,608               $8,746
3/31/01              $10,756              $9,000               $7,795
4/30/01              $11,629              $9,698               $8,781
5/31/01              $11,409              $9,763               $8,652
6/30/01              $11,007              $9,526               $8,451
7/31/01              $10,716              $9,433               $8,240
8/31/01              $9,772               $8,843               $7,566
9/30/01              $8,526               $8,130               $6,811
10/31/01             $8,868               $8,285               $7,168
11/30/01             $9,762               $8,920               $7,857
12/31/01             $9,922               $8,999               $7,842
1/31/02              $9,621               $8,867               $7,703
2/28/02              $9,119               $8,696               $7,384
3/31/02              $9,701               $9,023               $7,639
4/30/02              $9,089               $8,476               $7,016
5/31/02              $8,968               $8,414               $6,846
6/30/02              $8,285               $7,815               $6,213
7/31/02              $7,592               $7,207               $5,871
8/31/02              $7,522               $7,253               $5,889
9/30/02              $6,789               $6,466               $5,278
10/31/02             $7,291               $7,034               $5,762
11/30/02             $7,683               $7,448               $6,075
12/31/02             $7,080               $7,010               $5,655
1/31/03              $7,020               $6,827               $5,518
2/28/03              $6,950               $6,725               $5,492
3/31/03              $7,090               $6,790               $5,594
4/30/03              $7,562               $7,349               $6,008

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS        4/30/03
-------------------------------

1-Year               -16.80%

3-Year               -20.23%

Since Inception (6/7/99)-6.92%



5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

28 ANNUAL REPORT
Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL CAP GROWTH FUND II SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THAT OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE. 1
--------------------------------------------------------------------------------


This annual report of Franklin Small Cap Growth Fund II covers the fiscal year ended April 30, 2003. The 12-month period under review was characterized by a proliferation of unforeseen geopolitical, trade, economic, health and investment risks. Mounting tensions in the United Nations over Iraq raised the possibility that long-time geopolitical alliances could be broken, thereby complicating the international trade upon which U.S. and global prosperity has been nurtured. Iraqi and North Korean intransigence during the period created a risk that the U.S. might enter two simultaneous military conflicts that would burden the domestic economy with years of added debt service costs. Overseas disaffection for U.S. goods and relatively high energy prices created the risk that demand for American output would fall just as production costs were rising. The increasing death toll and media-fed panic of severe acute respiratory syndrome
(SARS)



1. The Russell 2000 Index represents the 2,000 smallest stocks in the Russell 3000 Index that represent approximately 8% of U.S. equity market capitalization. The index has been reconstituted annually since 1989.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 73.

                                                                ANNUAL REPORT 29

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
4/30/03
Electronic Technology*
28.6%
Producer Manufacturing
11.4%
Technology Services*
9.6%
Finance
6.2%
Health Technology*
6.1%
Process Industries
5.7%
Transportation
5.3%
Consumer Services
4.8%
Commercial Services
4.7%
Industrial Services
4.3%
Retail Trade
4.2%
Energy Minerals
3.5%
Non-Energy Minerals
1.0%
Utilities
1.0%
Real Estate
0.3%
Short-Term Investments & Other Net Assets
3.3%
*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

created the risk that fears, if not contagion, could severely hamper the productive exchange of ideas, goods and services throughout the world.

During the year under review, this succession of risks struck investors who, in the prior year, had been confronted with terrorism, an Afghan war and scandals in corporate boardrooms and on Wall Street. This confluence of unfortunate events and situations raised many investors' risk perception. As a result, many investors reacted by fleeing the equity market for the perceived safety of cash, real estate and government bonds. Within this difficult environment, Franklin Small Cap Growth Fund II - Class A posted a -23.80% cumulative total return for the year ended April 30, 2003, as shown in the Performance Summary beginning on page 33. In comparison, the Fund's benchmark, the Russell 2000 Growth Index, and the broader Standard & Poor's 500 Composite Index (S&P 500) returned -23.50% and -13.30% during the same time. 2 Small-cap securities generally underperformed their large-cap counterparts for the year under review. In our opinion, small caps underperformed because investors widely perceived small-cap companies to have greater sensitivity to the economy's direction than large-cap companies. Furthermore, many investors rightly or wrongly believe that small-cap stocks underperform the market as the economy falters and outperform when the economy recovers.

In the previous annual report, we outlined our opinion that the domestic economy may have been emerging from a brief, shallow recession because fiscal and monetary stimulus supported



2. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

30 ANNUAL REPORT
consumer spending and encouraged corporate investment. At that time, we were invested in many media, manufacturing, transportation and employment services companies, which we believed were poised to benefit from early signs of recovering demand. In surveying our performance during the current reporting period, it is clear that the portfolio's exposure to these companies that are sensitive to economic conditions was a significant contributor to the Fund's poor absolute performance.

Accommodative fiscal and monetary policies failed to sustain a nascent recovery a year ago, in our opinion because of the widely held perception that the world was a place of proliferating and rising risks. As risks increased, the government further eased fiscal and monetary policy to extend even more capital to consumers and businesses, who readily absorbed the available money but seemed too risk-averse to use the money for consumption or investment in productive projects. As a result, recently large amounts of capital idled in unproductive, low-return investments. This situation leaves us with equal parts optimism and fear. Following the war in Iraq, the general public seemed to anticipate falling risk levels, as well as tolerate risk a bit more comfortably. We believe this situation might encourage consumers and businesses to reallocate capital from less productive fixed income securities to more productive plant and equipment investments. However, we are concerned that accommodative fiscal and monetary policies may have prompted some consumers and corporations to take on too much debt, which could impair an economic recovery. Recognizing opportunities and dangers in such an environment, we invested in many companies we believe should benefit from consumer and business investment, but that should not be overly exposed to heavy debt burdens or poor credit quality.




TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
4/30/03

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
---------------------------------

National Instruments Corp.  2.7%
TECHNOLOGY SERVICES

Varian Semiconductor
Equipment Associates Inc.   2.7%
ELECTRONIC TECHNOLOGY

Integrated Circuit
Systems Inc.                2.5%
ELECTRONIC TECHNOLOGY

Forward Air Corp.           2.4%
TRANSPORTATION

Semtech Corp.               1.9%
ELECTRONIC TECHNOLOGY

Varian Medical
Systems Inc.                1.9%
HEALTH TECHNOLOGY

Varian Inc.                 1.8%
PRODUCER MANUFACTURING

Cymer Inc.                  1.8%
ELECTRONIC TECHNOLOGY

Avocent Corp.               1.7%
ELECTRONIC TECHNOLOGY

Patterson UTI Energy Inc.   1.7%
INDUSTRIAL SERVICES



                                                                ANNUAL REPORT 31

Although the Fund performed in line with its benchmarks, we are disappointed by the Fund's absolute performance during the 12 months under review. We intend to continue scouring the small-cap universe for opportunities to invest in rapidly growing companies, with a particular emphasis on those firms whose growth we believe should accelerate as economic growth recovers.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.




/S/SIGNATURE
Aidan O'Connell, CFA
Portfolio Manager


/S/SIGNATURE
Edward B. Jamieson
Portfolio Manager

Franklin Small Cap Growth Fund II



This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

32
ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



FRANKLIN SMALL CAP
GROWTH FUND II

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PRICE INFORMATION




CLASS A                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.33          $7.46     $9.79

CLASS B                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.33          $7.33     $9.66

CLASS C                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.34          $7.33     $9.67

CLASS R                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.34          $7.45     $9.79

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$2.31          $7.55     $9.86


Past performance does not guarantee future results.

                                                                ANNUAL REPORT 33

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


PERFORMANCE



                                                           INCEPTION
CLASS A                                        1-YEAR      (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -23.80%      -25.40%
Average Annual Total Return 2                  -28.20%      -11.09%
Value of $10,000 Investment 3                   $7,180       $7,031
Avg. Ann. Total Return (3/31/03) 4             -36.32%      -14.07%

                                                           INCEPTION
CLASS B                                        1-YEAR      (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -24.12%      -26.70%
Average Annual Total Return 2                  -27.16%      -10.76%
Value of $10,000 Investment 3                   $7,284       $7,110
Avg. Ann. Total Return (3/31/03) 4             -35.58%      -13.79%

                                                           INCEPTION
CLASS C                                        1-YEAR      (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -24.20%      -26.70%
Average Annual Total Return 2                  -25.72%      -10.14%
Value of $10,000 Investment 3                   $7,428       $7,257
Avg. Ann. Total Return (3/31/03) 4             -34.13%       -13.13%

                                                           INCEPTION
CLASS R                                        1-YEAR      (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -23.90%      -24.60%
Average Annual Total Return 2                  -24.66%      -19.82%
Value of $10,000 Investment 3                   $7,534       $7,465
Avg. Ann. Total Return (3/31/03) 4             -33.28%      -26.59%

                                                           INCEPTION
ADVISOR CLASS                                  1-YEAR      (5/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1                      -23.43%      -24.50%
Average Annual Total Return 2                  -23.43%       -8.95%
Value of $10,000 Investment 3                   $7,657       $7,550
Avg. Ann. Total Return (3/31/03) 4             -32.19%      -12.00%

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Smaller or relatively new companies can be particularly sensitive to changing economic conditions and their growth prospects are less certain than those of larger, established companies. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. These and other risks are described more fully in the Fund's prospectus.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

34 ANNUAL REPORT
Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small Cap Growth Fund II - Class A with that of the S&P 500 Index 5 and Russell 2000 Growth Index 5 based on the growth of a $10,000 investment from 5/1/00-4/30/03.

              Franklin Small Cap      S&P 500         Russell 2000
Date       Growth Fund II - Class A    Index           Growth Index
5/1/00             $9,425             $10,000            $10,000
5/31/00            $8,982             $9,795             $9,124
6/30/00            $11,178            $10,037            $10,303
7/31/00            $10,688            $9,880             $9,420
8/31/00            $12,319            $10,494            $10,411
9/30/00            $11,744            $9,940             $9,893
10/31/00           $11,008            $9,898             $9,090
11/30/00           $9,048             $9,118             $7,439
12/31/00           $9,623             $9,163             $7,895
1/31/01            $10,707            $9,488             $8,533
2/28/01            $9,161             $8,624             $7,363
3/31/01            $8,539             $8,078             $6,694
4/30/01            $9,680             $8,705             $7,513
5/31/01            $9,623             $8,763             $7,688
6/30/01            $9,906             $8,550             $7,898
7/31/01            $9,444             $8,466             $7,224
8/31/01            $8,954             $7,937             $6,772
9/30/01            $7,333             $7,297             $5,679
10/31/01           $8,096             $7,436             $6,226
11/30/01           $8,822             $8,006             $6,746
12/31/01           $9,303             $8,077             $7,166
1/31/02            $9,161             $7,959             $6,911
2/28/02            $8,775             $7,805             $6,464
3/31/02            $9,510             $8,099             $7,025
4/30/02            $9,227             $7,608             $6,874
5/31/02            $8,803             $7,552             $6,471
6/30/02            $8,096             $7,015             $5,923
7/31/02            $6,814             $6,468             $5,012
8/31/02            $6,795             $6,510             $5,010
9/30/02            $6,013             $5,803             $4,648
10/31/02           $6,579             $6,313             $4,883
11/30/02           $7,220             $6,685             $5,367
12/31/02           $6,767             $6,292             $4,997
1/31/03            $6,692             $6,128             $4,861
2/28/03            $6,550             $6,036             $4,731
3/31/03            $6,428             $6,094             $4,803
4/30/03            $7,031             $6,596             $5,257

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small Cap Growth Fund II - Class B with that of the S&P 500 Index 5 and Russell 2000 Growth Index 5 based on the growth of a $10,000 investment from 5/1/00-4/30/03.

              Franklin Small Cap      S&P 500         Russell 2000
Date       Growth Fund II - Class B    Index           Growth Index
5/1/00             $10,000            $10,000            $10,000
5/31/00            $9,530             $9,795             $9,124
6/30/00            $11,850            $10,037            $10,303
7/31/00            $11,330            $9,880             $9,420
8/31/00            $13,040            $10,494            $10,411
9/30/00            $12,430            $9,940             $9,893
10/31/00           $11,640            $9,898             $9,090
11/30/00           $9,570             $9,118             $7,439
12/31/00           $10,170            $9,163             $7,895
1/31/01            $11,300            $9,488             $8,533
2/28/01            $9,670             $8,624             $7,363
3/31/01            $9,010             $8,078             $6,694
4/30/01            $10,200            $8,705             $7,513
5/31/01            $10,140            $8,763             $7,688
6/30/01            $10,430            $8,550             $7,898
7/31/01            $9,940             $8,466             $7,224
8/31/01            $9,420             $7,937             $6,772
9/30/01            $7,710             $7,297             $5,679
10/31/01           $8,510             $7,436             $6,226
11/30/01           $9,270             $8,006             $6,746
12/31/01           $9,760             $8,077             $7,166
1/31/02            $9,610             $7,959             $6,911
2/28/02            $9,200             $7,805             $6,464
3/31/02            $9,970             $8,099             $7,025
4/30/02            $9,660             $7,608             $6,874
5/31/02            $9,220             $7,552             $6,471
6/30/02            $8,470             $7,015             $5,923
7/31/02            $7,130             $6,468             $5,012
8/31/02            $7,100             $6,510             $5,010
9/30/02            $6,280             $5,803             $4,648
10/31/02           $6,870             $6,313             $4,883
11/30/02           $7,540             $6,685             $5,367
12/31/02           $7,060             $6,292             $4,997
1/31/03            $6,980             $6,128             $4,861
2/28/03            $6,830             $6,036             $4,731
3/31/03            $6,690             $6,094             $4,803
4/30/03            $7,110             $6,596             $5,257


Past performance does not guarantee future results.

                                                                35 ANNUAL REPORT

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small Cap Growth Fund II - Class C with that of the S&P 500 Index 5 and Russell 2000 Growth Index 5 based on the growth of a $10,000 investment from 5/1/00-4/30/03.

             Franklin Small Cap       S&P 500         Russell 2000
Date     Growth Fund II - Class C      Index          Growth Index
5/1/00             $9,901             $10,000            $10,000
5/31/00            $9,436             $9,795             $9,124
6/30/00            $11,723            $10,037            $10,303
7/31/00            $11,218            $9,880             $9,420
8/31/00            $12,911            $10,494            $10,411
9/30/00            $12,307            $9,940             $9,893
10/31/00           $11,535            $9,898             $9,090
11/30/00           $9,475             $9,118             $7,439
12/31/00           $10,079            $9,163             $7,895
1/31/01            $11,198            $9,488             $8,533
2/28/01            $9,584             $8,624             $7,363
3/31/01            $8,931             $8,078             $6,694
4/30/01            $10,109            $8,705             $7,513
5/31/01            $10,050            $8,763             $7,688
6/30/01            $10,337            $8,550             $7,898
7/31/01            $9,851             $8,466             $7,224
8/31/01            $9,327             $7,937             $6,772
9/30/01            $7,644             $7,297             $5,679
10/31/01           $8,436             $7,436             $6,226
11/30/01           $9,178             $8,006             $6,746
12/31/01           $9,673             $8,077             $7,166
1/31/02            $9,525             $7,959             $6,911
2/28/02            $9,119             $7,805             $6,464
3/31/02            $9,871             $8,099             $7,025
4/30/02            $9,574             $7,608             $6,874
5/31/02            $9,139             $7,552             $6,471
6/30/02            $8,386             $7,015             $5,923
7/31/02            $7,059             $6,468             $5,012
8/31/02            $7,040             $6,510             $5,010
9/30/02            $6,218             $5,803             $4,648
10/31/02           $6,802             $6,313             $4,883
11/30/02           $7,475             $6,685             $5,367
12/31/02           $7,000             $6,292             $4,997
1/31/03            $6,921             $6,128             $4,861
2/28/03            $6,762             $6,036             $4,731
3/31/03            $6,634             $6,094             $4,803
4/30/03            $7,257             $6,596             $5,257

AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/03
------------------------------

1-Year               -25.72%

Since Inception
(5/1/00)             -10.14%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small Cap Growth Fund II - Class R with that of the S&P 500 Index 5 and Russell 2000 Growth Index 5 based on the growth of a $10,000 investment from 1/1/02-4/30/03.

              Franklin Small Cap      S&P 500         Russell 2000
Date       Growth Fund II - Class R    Index          Growth Index
1/1/02             $10,000            $10,000            $10,000
1/31/02            $9,848             $9,854             $9,644
2/28/02            $9,433             $9,664             $9,020
3/31/02            $10,223            $10,027            $9,804
4/30/02            $9,919             $9,420             $9,592
5/31/02            $9,473             $9,351             $9,031
6/30/02            $8,703             $8,685             $8,265
7/31/02            $7,325             $8,008             $6,995
8/31/02            $7,295             $8,060             $6,991
9/30/02            $6,454             $7,185             $6,487
10/31/02           $7,052             $7,817             $6,815
11/30/02           $7,751             $8,276             $7,490
12/31/02           $7,264             $7,790             $6,973
1/31/03            $7,183             $7,587             $6,784
2/28/03            $7,021             $7,473             $6,602
3/31/03            $6,890             $7,545             $6,702
4/30/03            $7,465             $8,167             $7,336

AVERAGE ANNUAL TOTAL RETURN

CLASS R              4/30/03
----------------------------
1-Year               -24.66%

Since Inception (1/1/02)-19.82%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small Cap Growth Fund II - Advisor Class with that of the S&P 500 Index 5 and Russell 2000 Growth Index 5 based on the growth of a $10,000 investment from 5/1/00-4/30/03.

                   Franklin Small Cap                               Russell 2000
Date         Growth Fund II - Advisor Class   S&P 500 Index         Growth Index
5/1/00                  $10,000                 $10,000                $10,000
5/31/00                 $9,530                  $9,795                 $9,124
6/30/00                 $11,870                 $10,037                $10,303
7/31/00                 $11,350                 $9,880                 $9,420
8/31/00                 $13,080                 $10,494                $10,411
9/30/00                 $12,490                 $9,940                 $9,893
10/31/00                $11,710                 $9,898                 $9,090
11/30/00                $9,630                  $9,118                 $7,439
12/31/00                $10,240                 $9,163                 $7,895
1/31/01                 $11,390                 $9,488                 $8,533
2/28/01                 $9,760                  $8,624                 $7,363
3/31/01                 $9,100                  $8,078                 $6,694
4/30/01                 $10,310                 $8,705                 $7,513
5/31/01                 $10,250                 $8,763                 $7,688
6/30/01                 $10,560                 $8,550                 $7,898
7/31/01                 $10,070                 $8,466                 $7,224
8/31/01                 $9,550                  $7,937                 $6,772
9/30/01                 $7,830                  $7,297                 $5,679
10/31/01                $8,640                  $7,436                 $6,226
11/30/01                $9,420                  $8,006                 $6,746
12/31/01                $9,930                  $8,077                 $7,166
1/31/02                 $9,780                  $7,959                 $6,911
2/28/02                 $9,370                  $7,805                 $6,464
3/31/02                 $10,160                 $8,099                 $7,025
4/30/02                 $9,860                  $7,608                 $6,874
5/31/02                 $9,420                  $7,552                 $6,471
6/30/02                 $8,660                  $7,015                 $5,923
7/31/02                 $7,290                  $6,468                 $5,012
8/31/02                 $7,270                  $6,510                 $5,010
9/30/02                 $6,430                  $5,803                 $4,648
10/31/02                $7,040                  $6,313                 $4,883
11/30/02                $7,740                  $6,685                 $5,367
12/31/02                $7,250                  $6,292                 $4,997
1/31/03                 $7,180                  $6,128                 $4,861
2/28/03                 $7,030                  $6,036                 $4,731
3/31/03                 $6,890                  $6,094                 $4,803
4/30/03                 $7,550                  $6,596                 $5,257

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS        4/30/03
-----------------------------

1-Year               -23.43%

Since Inception
(5/1/00)              -8.95%



5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

36
ANNUAL REPORT
Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets
4/30/03
Electronic Technology*
19.7%
Finance
9.2%
Technology Services*
9.0%
Industrial Services
7.1%
Health Technology*
5.8%
Producer Manufacturing
5.4%
Health Services
5.4%
Retail Trade
4.2%
Consumer Services
3.8%
Transportation
3.8%
Commercial Services
3.5%
Process Industries
3.1%
Consumer Non-Durables
2.1%
Energy Minerals
2.0%
Distribution Services
1.4%
Consumer Durables
1.2%
Communications
1.1%
Other
1.6%
Short-Term Investments & Other Net Assets
10.6%
*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

FRANKLIN SMALL-MID CAP
GROWTH FUND

-------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL-MID CAP GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL AND MID-SIZED COMPANIES. THE FUND DEFINES SMALL-CAP COMPANIES AS THOSE HAVING MARKET VALUES LESS THAN $1.5 BILLION OR THOSE WITH THE HIGHEST MARKET CAP VALUE IN THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE. 1 MID-CAP COMPANIES ARE THOSE WITH MARKET CAP VALUES GREATER THAN SMALL-CAP COMPANIES BUT NOT EXCEEDING $8.5 BILLION.
-------------------------------------------------------------------------------


This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2003. During the 12 months under review, investors were buffeted by news of geopolitical discord, weapons of mass destruction, terror alerts, more corporate malfeasance, anemic economic growth, high oil prices, and declining consumer and business confidence. Skeptical consumers contributed to weak retail sales and rising savings rates, while subdued business confidence led to falling durables goods orders and rising jobless claims. Not surprisingly, stocks were correspondingly weak during the period.

Recently, however, many of those same issues and statistics turned from negative to positive. The war in Iraq was virtually over, oil prices seemed to stabilize at lower levels, terrorism alerts abated, and the severe acute respiratory syndrome (SARS)



1. The Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest stocks in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

                                                                ANNUAL REPORT 37
virus appeared to be coming under control. Overall corporate profits grew during the past fiscal year, and corporate spending stopped declining in 2002's third quarter. In addition, many corporate malfeasance issues were being resolved, and new legislation mandated reforms requiring greater corporate disclosure and other investor-friendly practices.

Within this mixed and difficult environment, Franklin Small-Mid Cap Growth Fund
- Class A posted a -19.79% cumulative total return for the one-year period ended April 30, 2003, as shown in the Performance Summary beginning on page 40. For comparison, the Russell 2500TM Growth Index, a measure of performance for small- and mid-cap growth stocks, declined 20.47% during the same time. 2

Over the past several months, stocks that are sensitive to economic conditions generally outperformed defensive or non-cyclical stocks, suggesting to us that investors may be anticipating a continuing economic recovery. On the other hand, investors also seem to be seeking the perceived safety of large-cap stocks as indicated by that group's recent outperformance relative to the broader markets. In our opinion, these mixed signals suggest that after a three-year bear market, investors are undecided whether they are witnessing a conclusion to the bear market or simply a bear market rally. In fact, no one really knows.

During the year under review, the technology services sector turned in relatively strong performance for the Fund, as many Internet service companies, such as Yahoo!, performed well despite the difficult economic backdrop. Fund holdings in retail, commercial services and process industries also performed relatively



2. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

38
ANNUAL REPORT
well during the period. In addition, the Fund's investments in freight forwarding companies aided performance. Companies in these groups that performed well included Bunge, Amazon, Moody's, Corporate Executive Board and Expeditors International of Washington. Offsetting these bright spots were holdings in electronic technology and certain finance and consumer services companies that hampered the Fund's relative performance.

In an uncertain environment, we will continue seeking companies with identifiable competitive advantages, such as strong management and barriers to entry, evidenced by organic growth and pricing power. We will also seek to invest in companies benefiting from secular or cyclical growth and firms serving underpenetrated markets.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.




/S/SIGNATURE
Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund



TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
4/30/03

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
---------------------------------------------

Affiliated Computer
Services Inc., A                        2.0%
TECHNOLOGY SERVICES

Expeditors International
of Washington Inc.                      1.6%
TRANSPORTATION

Mettler-Toledo
International Inc.
(Switzerland) 1.5%
PRODUCER MANUFACTURING

Hispanic
Broadcasting Corp., A                   1.5%
CONSUMER SERVICES

Tektronix Inc.                          1.5%
ELECTRONIC TECHNOLOGY

C.H. Robinson
Worldwide Inc.                          1.5%
TRANSPORTATION

Bunge Ltd.                              1.4%
PROCESS INDUSTRIES

Synopsys Inc.                           1.4%
ELECTRONIC TECHNOLOGY

Moody's Corp.                           1.4%
COMMERCIAL SERVICES

Federated Investors Inc., B             1.4%
FINANCE



This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

                                                                ANNUAL REPORT 39

FRANKLIN SMALL-MID CAP
GROWTH FUND

PERFORMANCE SUMMARY AS OF 4/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PRICE INFORMATION




CLASS A                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$5.71         $23.14    $28.85

CLASS B                        CHANGE         4/30/03   7/1/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.33         $23.00    $24.33

CLASS C                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$5.72         $22.37    $28.09

CLASS R                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$5.75         $23.06    $28.81

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$5.68         $23.32    $29.00

40 ANNUAL REPORT
Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +24.94% and +3.58%.

PERFORMANCE


CLASS A                              1-YEAR    5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return 1            -19.79%   -7.27%  +214.34%
Average Annual Total Return 2        -24.40%   -2.66%   +11.48%
Value of $10,000 Investment 3        $7,560    $8,740   $29,636
Avg. Ann. Total Return (3/31/03) 4   -33.40%  -3.83%    +10.00%

                                                       INCEPTION
CLASS B                                                (7/1/02)
----------------------------------------------------------------
Cumulative Total Return 1                               -5.47%
Aggregate Total Return 5                                -9.25%
Value of $10,000 Investment 3                           $9,075
Aggregate Total Return (3/31/03) 4, 5                  -15.96%

                                                       INCEPTION
CLASS C                              1-YEAR    5-YEAR  (10/2/95)
----------------------------------------------------------------
Cumulative Total Return 1            -20.36%   -10.63%  +48.30%
Average Annual Total Return 2        -21.94%    -2.42%   +5.19%
Value of $10,000 Investment 3         $7,806    $8,847   $14,681
Avg. Ann. Total Return (3/31/03) 4   -31.29%    -3.60%    +4.18%

                                                       INCEPTION
CLASS R                                        1-YEAR  (1/1/02)
----------------------------------------------------------------
Cumulative Total Return 1                      -19.96%  -25.99%
Average Annual Total Return 2                  -20.76%  -20.95%
Value of $10,000 Investment 3                   $7,924   $7,327
Avg. Ann. Total Return (3/31/03) 4             -30.22%  -26.86%

ADVISOR CLASS 6                      1-YEAR    5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return 1            -19.59%    -6.08%  +223.48%
Average Annual Total Return 2        -19.59%    -1.25%   +12.46%
Value of $10,000 Investment 3         $8,041    $9,392   $32,348
Avg. Ann. Total Return (3/31/03) 4   -29.15%    -2.41%   +10.97%

Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Small and mid-size company stocks can be volatile, especially over the short term. Smaller or relatively new companies can be particularly sensitive to changing economic conditions and their growth prospects are less certain than those of larger, more established companies. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. These and other risks are described more fully in the Fund's prospectus.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

                                                                ANNUAL REPORT 41
Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small-Mid Cap Growth Fund - Class A with that of the S&P 500 Index 7 and Russell 2500 Growth Index 7 based on the growth of a $10,000 investment from 5/1/93-4/30/03.

              Franklin Small-Mid        S&P 500           Russell 2500
Date       Cap Growth Fund - Class A     Index           Growth Index
5/1/93              $9,428              $10,000             $10,000
5/31/93             $10,314             $10,267             $10,616
6/30/93             $10,273             $10,297             $10,641
7/31/93             $10,273             $10,256             $10,650
8/31/93             $11,142             $10,644             $11,211
9/30/93             $11,558             $10,562             $11,499
10/31/93            $11,770             $10,781             $11,726
11/30/93            $11,826             $10,679             $11,300
12/31/93            $12,368             $10,808             $11,797
1/31/94             $12,855             $11,175             $12,137
2/28/94             $12,989             $10,872             $12,158
3/31/94             $12,349             $10,399             $11,450
4/30/94             $12,186             $10,533             $11,438
5/31/94             $11,967             $10,704             $11,208
6/30/94             $11,550             $10,442             $10,710
7/31/94             $11,982             $10,784             $10,943
8/31/94             $12,916             $11,226             $11,747
9/30/94             $13,076             $10,952             $11,741
10/31/94            $13,699             $11,197             $11,943
11/30/94            $13,388             $10,789             $11,414
12/31/94            $13,509             $10,949             $11,646
1/31/95             $13,259             $11,233             $11,531
2/28/95             $14,465             $11,670             $12,159
3/31/95             $15,202             $12,014             $12,631
4/30/95             $15,483             $12,367             $12,773
5/31/95             $15,836             $12,860             $12,969
6/30/95             $17,118             $13,159             $13,756
7/31/95             $18,559             $13,594             $14,840
8/31/95             $19,007             $13,628             $14,963
9/30/95             $19,146             $14,204             $15,283
10/31/95            $18,399             $14,152             $14,744
11/30/95            $18,997             $14,772             $15,347
12/31/95            $19,210             $15,057             $15,551
1/31/96             $19,040             $15,569             $15,599
2/29/96             $20,091             $15,714             $16,285
3/31/96             $20,576             $15,865             $16,639
4/30/96             $22,304             $16,098             $17,779
5/31/96             $23,354             $16,512             $18,413
6/30/96             $22,270             $16,575             $17,491
7/31/96             $20,271             $15,842             $15,752
8/31/96             $22,191             $16,176             $16,837
9/30/96             $23,399             $17,085             $17,732
10/31/96            $22,970             $17,557             $17,180
11/30/96            $24,043             $18,883             $17,811
12/31/96            $24,409             $18,509             $17,898
1/31/97             $24,904             $19,664             $18,433
2/28/97             $23,856             $19,819             $17,626
3/31/97             $22,183             $19,006             $16,466
4/30/97             $22,324             $20,139             $16,540
5/31/97             $25,470             $21,364             $18,523
6/30/97             $26,330             $22,321             $19,144
7/31/97             $27,920             $24,095             $20,359
8/31/97             $28,144             $22,746             $20,856
9/30/97             $30,759             $23,990             $22,328
10/31/97            $29,322             $23,189             $20,935
11/30/97            $28,603             $24,262             $20,615
12/31/97            $28,262             $24,680             $20,541
1/31/98             $28,053             $24,951             $20,272
2/28/98             $30,284             $26,750             $22,011
3/31/98             $31,418             $28,120             $22,827
4/30/98             $31,960             $28,404             $23,035
5/31/98             $29,828             $27,915             $21,556
6/30/98             $29,976             $29,049             $21,714
7/31/98             $27,079             $28,741             $20,096
8/31/98             $21,003             $24,591             $15,530
9/30/98             $22,913             $26,167             $16,892
10/31/98            $24,355             $28,294             $18,032
11/30/98            $26,253             $30,009             $19,315
12/31/98            $28,256             $31,737             $21,175
1/31/99             $29,821             $33,064             $21,786
2/28/99             $27,180             $32,036             $20,020
3/31/99             $28,770             $33,317             $20,953
4/30/99             $30,860             $34,606             $22,625
5/31/99             $30,735             $33,790             $22,858
6/30/99             $33,302             $35,665             $24,474
7/31/99             $33,126             $34,552             $23,974
8/31/99             $33,627             $34,380             $23,456
9/30/99             $34,854             $33,438             $23,625
10/31/99            $38,936             $35,554             $24,776
11/30/99            $44,745             $36,276             $27,702
12/31/99            $55,688             $38,413             $32,927
1/31/00             $54,843             $36,484             $32,742
2/29/00             $69,166             $35,795             $41,141
3/31/00             $63,323             $39,295             $37,911
4/30/00             $57,392             $38,113             $34,218
5/31/00             $53,619             $37,331             $31,173
6/30/00             $61,922             $38,253             $35,294
7/31/00             $58,174             $37,657             $32,404
8/31/00             $66,162             $39,995             $36,626
9/30/00             $63,954             $37,883             $34,256
10/31/00            $59,007             $37,724             $32,139
11/30/00            $46,363             $34,752             $26,017
12/31/00            $50,231             $34,922             $27,630
1/31/01             $52,709             $36,162             $29,420
2/28/01             $42,747             $32,867             $24,880
3/31/01             $38,123             $30,787             $22,129
4/30/01             $43,615             $33,176             $25,501
5/31/01             $43,232             $33,398             $26,241
6/30/01             $42,772             $32,587             $26,834
7/31/01             $40,537             $32,267             $24,856
8/31/01             $37,766             $30,250             $23,203
9/30/01             $32,019             $27,809             $19,569
10/31/01            $34,752             $28,340             $21,499
11/30/01            $37,957             $30,514             $23,357
12/31/01            $39,920             $30,783             $24,636
1/31/02             $38,370             $30,333             $23,584
2/28/02             $36,193             $29,748             $22,127
3/31/02             $38,819             $30,866             $23,910
4/30/02             $36,949             $28,996             $23,117
5/31/02             $35,758             $28,784             $21,952
6/30/02             $32,364             $26,735             $19,934
7/31/02             $28,253             $24,652             $17,458
8/31/02             $28,099             $24,812             $17,455
9/30/02             $25,627             $22,118             $16,135
10/31/02            $27,856             $24,062             $17,063
11/30/02            $30,263             $25,477             $18,650
12/31/02            $28,112             $23,981             $17,471
1/31/03             $27,740             $23,355             $17,090
2/28/03             $27,395             $23,005             $16,692
3/31/03             $27,433             $23,226             $16,912
4/30/03             $29,636             $25,140             $18,387




AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/03
------------------------------

1-Year               -24.40%

5-Year                -2.66%

10-Year              +11.48%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small-Mid Cap Growth Fund - Class B with that of the S&P 500 Index 7 and Russell 2500 Growth Index 7 based on the growth of a $10,000 investment from 7/1/02-4/30/03.

            Franklin Small-Mid Cap     S&P 500           Russell 2500
Date        Growth Fund - Class B       Index            Growth Index
7/1/02             $10,000             $10,000             $10,000
7/31/02             $9,063              $9,221              $8,758
8/31/02             $9,001              $9,281              $8,756
9/30/02             $8,208              $8,273              $8,094
10/31/02            $8,915              $9,000              $8,560
11/30/02            $9,684              $9,529              $9,356
12/31/02            $8,989              $8,970              $8,764
1/31/03             $8,861              $8,736              $8,573
2/28/03             $8,751              $8,605              $8,374
3/31/03             $8,755              $8,688              $8,484
4/30/03             $9,075              $9,403              $9,224

AGGREGATE TOTAL RETURN 5

CLASS B                   4/30/03
---------------------------------
Since Inception (7/1/02)   -9.25%



42 ANNUAL REPORT
Past performance does not guarantee future results.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small-Mid Cap Growth Fund - Class C with that of the S&P 500 Index 7 and Russell 2500 Growth Index 7 based on the growth of a $10,000 investment from 10/2/95-4/30/03.

          Franklin Small-Mid Cap      S&P 500         Russell 2500
Date      Growth Fund - Class C        Index         Growth Index
10/2/95          $9,899               $10,000          $10,000
10/31/95         $9,636               $9,964           $9,647
11/30/95         $9,938               $10,400          $10,042
12/31/95         $10,050              $10,601          $10,175
1/31/96          $9,961               $10,962          $10,207
2/29/96          $10,500              $11,064          $10,656
3/31/96          $10,749              $11,170          $10,887
4/30/96          $11,643              $11,334          $11,633
5/31/96          $12,188              $11,625          $12,048
6/30/96          $11,614              $11,669          $11,444
7/31/96          $10,565              $11,154          $10,307
8/31/96          $11,554              $11,389          $11,017
9/30/96          $12,182              $12,029          $11,602
10/31/96         $11,945              $12,361          $11,241
11/30/96         $12,490              $13,294          $11,654
12/31/96         $12,670              $13,031          $11,711
1/31/97          $12,923              $13,844          $12,061
2/28/97          $12,369              $13,954          $11,533
3/31/97          $11,494              $13,381          $10,774
4/30/97          $11,562              $14,179          $10,822
5/31/97          $13,182              $15,041          $12,120
6/30/97          $13,613              $15,715          $12,526
7/31/97          $14,432              $16,964          $13,321
8/31/97          $14,537              $16,014          $13,646
9/30/97          $15,880              $16,890          $14,610
10/31/97         $15,128              $16,326          $13,698
11/30/97         $14,752              $17,082          $13,489
12/31/97         $14,558              $17,376          $13,440
1/31/98          $14,449              $17,567          $13,264
2/28/98          $15,585              $18,834          $14,402
3/31/98          $16,163              $19,798          $14,936
4/30/98          $16,426              $19,998          $15,072
5/31/98          $15,322              $19,654          $14,105
6/30/98          $15,386              $20,452          $14,208
7/31/98          $13,890              $20,235          $13,149
8/31/98          $10,769              $17,313          $10,162
9/30/98          $11,745              $18,423          $11,053
10/31/98         $12,477              $19,921          $11,799
11/30/98         $13,434              $21,128          $12,638
12/31/98         $14,460              $22,345          $13,855
1/31/99          $15,244              $23,279          $14,255
2/28/99          $13,890              $22,555          $13,099
3/31/99          $14,700              $23,457          $13,710
4/30/99          $15,756              $24,365          $14,804
5/31/99          $15,685              $23,790          $14,956
6/30/99          $16,980              $25,110          $16,013
7/31/99          $16,883              $24,327          $15,687
8/31/99          $17,123              $24,205          $15,348
9/30/99          $17,738              $23,542          $15,458
10/31/99         $19,805              $25,032          $16,211
11/30/99         $22,746              $25,540          $18,126
12/31/99         $28,286              $27,044          $21,544
1/31/00          $27,843              $25,687          $21,424
2/29/00          $35,097              $25,201          $26,919
3/31/00          $32,109              $27,666          $24,806
4/30/00          $29,082              $26,833          $22,390
5/31/00          $27,151              $26,283          $20,397
6/30/00          $31,339              $26,932          $23,093
7/31/00          $29,422              $26,512          $21,202
8/31/00          $33,440              $28,159          $23,965
9/30/00          $32,305              $26,672          $22,414
10/31/00         $29,787              $26,560          $21,029
11/30/00         $23,387              $24,467          $17,023
12/31/00         $25,319              $24,587          $18,078
1/31/01          $26,559              $25,460          $19,250
2/28/01          $21,519              $23,140          $16,280
3/31/01          $19,183              $21,675          $14,479
4/30/01          $21,926              $23,357          $16,686
5/31/01          $21,729              $23,514          $17,170
6/30/01          $21,480              $22,943          $17,558
7/31/01          $20,344              $22,718          $16,264
8/31/01          $18,946              $21,298          $15,182
9/30/01          $16,046              $19,579          $12,805
10/31/01         $17,411              $19,953          $14,067
11/30/01         $18,999              $21,484          $15,282
12/31/01         $19,970              $21,673          $16,120
1/31/02          $19,183              $21,356          $15,432
2/28/02          $18,087              $20,944          $14,478
3/31/02          $19,386              $21,731          $15,645
4/30/02          $18,434              $20,415          $15,125
5/31/02          $17,831              $20,266          $14,363
6/30/02          $16,131              $18,823          $13,043
7/31/02          $14,077              $17,356          $11,423
8/31/02          $13,985              $17,469          $11,421
9/30/02          $12,751              $15,572          $10,558
10/31/02         $13,847              $16,941          $11,165
11/30/02         $15,035              $17,937          $12,203
12/31/02         $13,959              $16,884          $11,432
1/31/03          $13,762              $16,443          $11,182
2/28/03          $13,585              $16,197          $10,922
3/31/03          $13,591              $16,352          $11,066
4/30/03          $14,681              $17,700          $12,031

AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/03
-----------------------------

1-Year               -21.94%

5-Year                -2.42%

Since Inception
(10/2/95)             +5.19%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small-Mid Cap Growth Fund - Class R with that of the S&P 500 Index 7 and Russell 2500
Growth Index 7 based on the growth of a $10,000 investment from 1/1/02-4/30/03.

             Franklin Small-Mid Cap       S&P 500           Russell 2500
Date         Growth Fund - Class R        Index             Growth Index
1/1/02               $10,000              $10,000              $10,000
1/31/02              $9,608               $9,854               $9,573
2/28/02              $9,063               $9,664               $8,981
3/31/02              $9,718               $10,027              $9,705
4/30/02              $9,243               $9,420               $9,383
5/31/02              $8,948               $9,351               $8,910
6/30/02              $8,101               $8,685               $8,091
7/31/02              $7,071               $8,008               $7,086
8/31/02              $7,026               $8,060               $7,085
9/30/02              $6,410               $7,185               $6,549
10/31/02             $6,962               $7,817               $6,926
11/30/02             $7,565               $8,276               $7,570
12/31/02             $7,023               $7,790               $7,092
1/31/03              $6,930               $7,587               $6,937
2/28/03              $6,843               $7,473               $6,775
3/31/03              $6,849               $7,545               $6,865
4/30/03              $7,327               $8,167               $7,463

AVERAGE ANNUAL TOTAL RETURN

CLASS R              4/30/03
----------------------------

1-Year               -20.76%

Since Inception
(1/1/02)             -20.95%



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

This graph compares the performance of Franklin Small-Mid Cap Growth Fund - Advisor Class 6 with that of the S&P 500 Index 7 and Russell 2500 Growth Index 7 based on the growth of a $10,000 investment from 5/1/93-4/30/03.

          Franklin Small-Mid Cap Growth      S&P 500             Russell 2500
Date          Fund - Advisor Class            Index              Growth Index
5/1/93               $10,000                 $10,000                $10,000
5/31/93              $10,939                 $10,267                $10,616
6/30/93              $10,896                 $10,297                $10,641
7/31/93              $10,896                 $10,256                $10,650
8/31/93              $11,818                 $10,644                $11,211
9/30/93              $12,259                 $10,562                $11,499
10/31/93             $12,485                 $10,781                $11,726
11/30/93             $12,543                 $10,679                $11,300
12/31/93             $13,118                 $10,808                $11,797
1/31/94              $13,635                 $11,175                $12,137
2/28/94              $13,777                 $10,872                $12,158
3/31/94              $13,098                 $10,399                $11,450
4/30/94              $12,926                 $10,533                $11,438
5/31/94              $12,692                 $10,704                $11,208
6/30/94              $12,250                 $10,442                $10,710
7/31/94              $12,709                 $10,784                $10,943
8/31/94              $13,699                 $11,226                $11,747
9/30/94              $13,870                 $10,952                $11,741
10/31/94             $14,530                 $11,197                $11,943
11/30/94             $14,200                 $10,789                $11,414
12/31/94             $14,328                 $10,949                $11,646
1/31/95              $14,064                 $11,233                $11,531
2/28/95              $15,342                 $11,670                $12,159
3/31/95              $16,125                 $12,014                $12,631
4/30/95              $16,422                 $12,367                $12,773
5/31/95              $16,797                 $12,860                $12,969
6/30/95              $18,157                 $13,159                $13,756
7/31/95              $19,685                 $13,594                $14,840
8/31/95              $20,160                 $13,628                $14,963
9/30/95              $20,308                 $14,204                $15,283
10/31/95             $19,515                 $14,152                $14,744
11/30/95             $20,149                 $14,772                $15,347
12/31/95             $20,375                 $15,057                $15,551
1/31/96              $20,195                 $15,569                $15,599
2/29/96              $21,309                 $15,714                $16,285
3/31/96              $21,824                 $15,865                $16,639
4/30/96              $23,657                 $16,098                $17,779
5/31/96              $24,771                 $16,512                $18,413
6/30/96              $23,621                 $16,575                $17,491
7/31/96              $21,501                 $15,842                $15,752
8/31/96              $23,537                 $16,176                $16,837
9/30/96              $24,819                 $17,085                $17,732
10/31/96             $24,364                 $17,557                $17,180
11/30/96             $25,502                 $18,883                $17,811
12/31/96             $25,890                 $18,509                $17,898
1/31/97              $26,724                 $19,664                $18,433
2/28/97              $25,611                 $19,819                $17,626
3/31/97              $23,816                 $19,006                $16,466
4/30/97              $23,980                 $20,139                $16,540
5/31/97              $27,368                 $21,364                $18,523
6/30/97              $28,291                 $22,321                $19,144
7/31/97              $30,011                 $24,095                $20,359
8/31/97              $30,250                 $22,746                $20,856
9/30/97              $33,070                 $23,990                $22,328
10/31/97             $31,527                 $23,189                $20,935
11/30/97             $30,768                 $24,262                $20,615
12/31/97             $30,401                 $24,680                $20,541
1/31/98              $30,202                 $24,951                $20,272
2/28/98              $32,600                 $26,750                $22,011
3/31/98              $33,819                 $28,120                $22,827
4/30/98              $34,441                 $28,404                $23,035
5/31/98              $32,149                 $27,915                $21,556
6/30/98              $32,321                 $29,049                $21,714
7/31/98              $29,208                 $28,741                $20,096
8/31/98              $22,652                 $24,591                $15,530
9/30/98              $24,718                 $26,167                $16,892
10/31/98             $26,295                 $28,294                $18,032
11/30/98             $28,334                 $30,009                $19,315
12/31/98             $30,507                 $31,737                $21,175
1/31/99              $32,207                 $33,064                $21,786
2/28/99              $29,361                 $32,036                $20,020
3/31/99              $31,114                 $33,317                $20,953
4/30/99              $33,366                 $34,606                $22,625
5/31/99              $33,232                 $33,790                $22,858
6/30/99              $36,010                 $35,665                $24,474
7/31/99              $35,835                 $34,552                $23,974
8/31/99              $36,374                 $34,380                $23,456
9/30/99              $37,710                 $33,438                $23,625
10/31/99             $42,147                 $35,554                $24,776
11/30/99             $48,459                 $36,276                $27,702
12/31/99             $60,301                 $38,413                $32,927
1/31/00              $59,404                 $36,484                $32,742
2/29/00              $74,921                 $35,795                $41,141
3/31/00              $68,610                 $39,295                $37,911
4/30/00              $62,205                 $38,113                $34,218
5/31/00              $58,138                 $37,331                $31,173
6/30/00              $67,156                 $38,253                $35,294
7/31/00              $63,103                 $37,657                $32,404
8/31/00              $71,779                 $39,995                $36,626
9/30/00              $69,400                 $37,883                $34,256
10/31/00             $64,041                 $37,724                $32,139
11/30/00             $50,332                 $34,752                $26,017
12/31/00             $54,537                 $34,922                $27,630
1/31/01              $57,252                 $36,162                $29,420
2/28/01              $46,417                 $32,867                $24,880
3/31/01              $41,412                 $30,787                $22,129
4/30/01              $47,381                 $33,176                $25,501
5/31/01              $46,982                 $33,398                $26,241
6/30/01              $46,486                 $32,587                $26,834
7/31/01              $44,073                 $32,267                $24,856
8/31/01              $41,054                 $30,250                $23,203
9/30/01              $34,809                 $27,809                $19,569
10/31/01             $37,786                 $28,340                $21,499
11/30/01             $41,275                 $30,514                $23,357
12/31/01             $43,430                 $30,783                $24,636
1/31/02              $41,738                 $30,333                $23,584
2/28/02              $39,393                 $29,748                $22,127
3/31/02              $42,251                 $30,866                $23,910
4/30/02              $40,226                 $28,996                $23,117
5/31/02              $38,936                 $28,784                $21,952
6/30/02              $35,246                 $26,735                $19,934
7/31/02              $30,780                 $24,652                $17,458
8/31/02              $30,614                 $24,812                $17,455
9/30/02              $27,936                 $22,118                $16,135
10/31/02             $30,350                 $24,062                $17,063
11/30/02             $32,999                 $25,477                $18,650
12/31/02             $30,655                 $23,981                $17,471
1/31/03              $30,252                 $23,355                $17,090
2/28/03              $29,892                 $23,005                $16,692
3/31/03              $29,934                 $23,226                $16,912
4/30/03              $32,348                 $25,140                $18,387

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 6      4/30/03
----------------------------

1-Year               -19.59%

5-Year                -1.25%

10-Year              +12.46%



7. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not guarantee future results.

                                                                ANNUAL REPORT 43




FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN AGGRESSIVE GROWTH FUND
                                                                                       CLASS A
                                                                       ---------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                         2003       2002      2001      2000 B
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................       $12.39     $15.30    $25.22    $10.00
                                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) ..................................         (.13)      (.15)     (.17)     (.15)
 Net realized and unrealized gains (losses) ....................        (2.76)     (2.76)    (9.74)    15.86
                                                                       ---------------------------------------
Total from investment operations ...............................        (2.89)     (2.91)    (9.91)    15.71
Less distributions from:
 Net investment income .........................................           --         --        --      (.02)
 Net realized gains ............................................           --         --      (.01)     (.47)
                                                                       ---------------------------------------
Total distributions ............................................           --         --      (.01)     (.49)
Net asset value, end of year ...................................       $ 9.50     $12.39    $15.30    $25.22
                                                                       =======================================

Total return a .................................................     (23.33)%   (19.02)%  (39.31)%   158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................      $67,934   $100,240  $127,678  $171,976
Ratios to average net assets:
 Expenses ......................................................         1.80%      1.50%     1.25%     1.24% c
 Expenses excluding waiver and payments by affiliate ...........         1.80%      1.57%     1.35%     1.28% c
 Net investment income (loss) ..................................       (1.35)%    (1.12)%    (.77)%    (.68)% c
Portfolio turnover rate ........................................        93.49%    120.87%   157.74%   148.67%




a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period June 23, 1999 (effective date) to April 30, 2000.
c Annualized

44
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                        CLASS B
                                                                       ---------------------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                                         2003       2002      2001      2000 B
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............................      $12.20     $15.17    $25.18    $10.00
                                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) ...................................        (.19)      (.23)     (.31)     (.30)
 Net realized and unrealized gains (losses) .....................       (2.71)     (2.74)    (9.69)    15.95
                                                                       ---------------------------------------
Total from investment operations ................................       (2.90)     (2.97)   (10.00)    15.65
Less distributions from:
 Net investment income ..........................................          --         --        --        -- c
 Net realized gains .............................................          --         --      (.01)     (.47)
                                                                       ---------------------------------------
Total distributions .............................................          --         --      (.01)     (.47)
Net asset value, end of year ....................................      $ 9.30     $12.20    $15.17    $25.18
                                                                       =======================================

Total return a ..................................................      (23.77)%   (19.58)%  (39.73)%  157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................     $13,100    $20,259   $27,587   $33,613
Ratios to average net assets:
 Expenses .......................................................       2.47%      2.17%     1.90%     1.86% d
 Expenses excluding waiver and payments by affiliate ............       2.47%      2.24%     2.00%     1.90% d
 Net investment income (loss) ...................................     (2.02)%    (1.78)%   (1.42)%   (1.31)% d
Portfolio turnover rate .........................................      93.49%    120.87%   157.74%   148.67%




a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period June 23, 1999 (effective date) to April 30, 2000.
c Includes distributions of net investment income in the amount of $.003.
d Annualized

                                                                ANNUAL REPORT 45

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                        CLASS C
                                                                       ---------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                                         2003       2002      2001      2000 B
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................     $12.18     $15.14    $25.12    $10.00
                                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) ....................................       (.19)      (.23)     (.31)     (.30)
 Net realized and unrealized gains (losses) ......................      (2.71)     (2.73)    (9.66)    15.89
                                                                       ---------------------------------------
Total from investment operations .................................      (2.90)     (2.96)    (9.97)    15.59
Less distributions from net realized gains .......................         --         --      (.01)     (.47)
Net asset value, end of year .....................................     $ 9.28     $12.18    $15.14    $25.12
                                                                       =======================================

Total return a ...................................................     (23.81)%   (19.55)%  (39.71)%  156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................    $25,660    $40,877   $60,294   $80,473
Ratios to average net assets:
 Expenses ........................................................      2.48%      2.17%     1.89%     1.88% c
 Expenses excluding waiver and payments by affiliate .............      2.48%      2.24%     1.99%     1.92% c
 Net investment income (loss) ....................................    (2.03)%    (1.77)%   (1.41)%   (1.34)% c
Portfolio turnover rate ..........................................     93.49%    120.87%   157.74%   148.67%




a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period June 23, 1999 (effective date) to April 30, 2000.
c Annualized

46 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                            CLASS R
                                                   -------------------------
                                                        YEAR ENDED APRIL 30,
                                                   -------------------------
                                                              2003      2002 B
                                                   -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............           $12.38    $13.75
                                                   -------------------------
Income from investment operations:
 Net investment income (loss) ...................             (.14)     (.06)
 Net realized and unrealized gains (losses) .....            (2.77)    (1.31)
                                                   -------------------------
Total from investment operations ................            (2.91)    (1.37)
Net asset value, end of year ....................           $ 9.47    $12.38
                                                   -------------------------

Total return a ..................................         (23.51)%   (9.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................             $608       $53
Ratios to average net assets:
 Expenses .......................................            1.98%     1.75% c
 Net investment income (loss) ...................          (1.53)%   (1.48)% c
Portfolio turnover rate .........................           93.49%   120.87%




a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

b For the period January 1, 2002 (effective date) to April 30, 2002.
c Annualized

                                                                ANNUAL REPORT 47

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                    ADVISOR CLASS
                                                                       ---------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                                       ---------------------------------------
                                                                         2003       2002      2001      2000 B
                                                                       ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................    $12.51     $15.40    $25.31    $10.00
                                                                       ---------------------------------------
Income from investment operations:
 Net investment income (loss) .....................................      (.10)      (.10)     (.09)     (.05)
 Net realized and unrealized gains (losses) .......................     (2.79)     (2.79)    (9.81)    15.86
                                                                       ---------------------------------------
Total from investment operations ..................................     (2.89)     (2.89)    (9.90)    15.81
Less distributions from:
 Net investment income ............................................        --         --        --      (.03)
 Net realized gains ...............................................        --         --      (.01)     (.47)
                                                                       ---------------------------------------
Total distributions ...............................................        --         --      (.01)     (.50)
Net asset value, end of year ......................................    $ 9.62     $12.51    $15.40    $25.31
                                                                       =======================================

Total return a ....................................................  (23.10)%   (18.77)%  (39.13)%   159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................   $17,369    $10,839   $22,276   $46,726
Ratios to average net assets:
 Expenses .........................................................     1.48%      1.18%      .90%      .90% c
 Expenses excluding waiver and payments by affiliate ..............     1.48%      1.25%     1.00%      .94% c
 Net investment income (loss) .....................................   (1.03)%     (.77)%    (.42)%    (.25)% c
Portfolio turnover rate ...........................................    93.49%    120.87%   157.74%   148.67%




a Total return is not annualized for periods less than one year.
b For the period June 23, 1999 (effective date) to April 30, 2000.
c Annualized

                       See notes to financial statements.

48 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003


                                                           SHARES/
 FRANKLIN AGGRESSIVE GROWTH FUND                           WARRANTS     VALUE
------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 86.9%

   COMMERCIAL SERVICES 2.9%
   Fair Isaac Inc. .....................................    27,210  $ 1,417,097
a  Lamar Advertising Co., A ............................    62,500    2,245,000
                                                                    -----------
                                                                      3,662,097
                                                                    -----------

   COMMUNICATIONS 1.1%
a  AT&T Wireless Services Inc. .........................   220,000    1,421,200
                                                                    -----------

   CONSUMER DURABLES 1.1%
   Polaris Industries Inc. .............................    27,000    1,427,490
                                                                    -----------

   CONSUMER SERVICES 5.0%
a  Entercom Communications Corp. .......................    32,000    1,554,880
a  Entravision Communications Corp. ....................   150,000    1,141,500
a  Univision Communications Inc., A ....................    56,000    1,695,680
a  Viacom Inc., B ......................................    43,000    1,866,630
                                                                    -----------
                                                                      6,258,690
                                                                    -----------

   ELECTRONIC TECHNOLOGY 21.9%
a  Applied Materials Inc. ..............................   145,000    2,117,000
a  Avocent Corp. .......................................    50,000    1,481,000
a  Dell Computer Corp. .................................    82,000    2,370,620
a  Intersil Corp. ......................................   110,000    2,035,000
a  L-3 Communications Holdings Inc. ....................    50,900    2,259,960
a  Lam Research Corp. ..................................   100,000    1,453,000
a  Lexmark International Inc. ..........................    16,400    1,221,964
   Linear Technology Corp. .............................    40,000    1,378,800
   Microchip Technology Inc. ...........................    76,600    1,592,514
a  Netscreen Technologies Inc. .........................    73,100    1,482,468
a  QLogic Corp. ........................................    26,800    1,178,932
   Rockwell Automation Inc. ............................    92,100    2,099,880
a  Semtech Corp. .......................................   100,000    1,590,000
a  Tektronix Inc. ......................................   135,000    2,533,950
a  Varian Semiconductor Equipment Associates Inc. ......    61,000    1,406,050
a  Xicor Inc. ..........................................   169,689    1,009,650
a  Xicor Inc. - Private Placement, wts., 144A,
   11/19/06 ............................................    40,107       30,080
                                                                    -----------
                                                                     27,240,868
                                                                    -----------

  ENERGY MINERALS 1.3%
a Premcor Inc. .........................................    70,000    1,560,300
                                                                    -----------

  FINANCE 3.3%
  AMBAC Financial Group Inc. ...........................    28,000    1,633,800
  Arthur J. Gallagher & Co. ............................    51,700    1,291,983
  Investors Financial Services Corp. ...................    55,000    1,199,550
                                                                    -----------
                                                                      4,125,333
                                                                    -----------

                                                                ANNUAL REPORT 49

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                SHARES/
   FRANKLIN AGGRESSIVE GROWTH FUND             WARRANTS     VALUE
-------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   HEALTH SERVICES 5.4%
a  Accredo Health Inc. .....................    86,600  $ 1,279,082
a  Anthem Inc. .............................    16,400    1,125,696
a  Caremark RX Inc. ........................   125,000    2,488,750
a  Quest Diagnostics Inc. ..................    30,000    1,792,500
                                                        -----------
                                                         6,686,028
                                                        -----------

   HEALTH TECHNOLOGY 10.9%
a  Abgenix Inc. ............................   175,000    1,662,500
a  Boston Scientific Corp. .................    30,500    1,313,025
a  CIMA Labs Inc. ..........................    75,000    1,811,250
a  Cubist Pharmaceuticals Inc. .............   150,000    1,384,500
a  Forest Laboratories Inc. ................    27,000    1,396,440
a  IDEC Pharmaceuticals Corp. ..............    50,000    1,637,500
a  InterMune Inc. ..........................    95,000    1,931,350
   Pfizer Inc. .............................    80,000    2,460,000
                                                        -----------
                                                         13,596,565
                                                        -----------

   INDUSTRIAL SERVICES 1.6%
a  Global Industries Ltd. ..................   100,400      445,776
a  Weatherford International Ltd. ..........    38,000    1,528,740
                                                        -----------
                                                          1,974,516
                                                        -----------

   PROCESS INDUSTRIES 1.7%
   Cabot Corp. .............................    75,000    2,090,250

   PRODUCER MANUFACTURING 4.1%
   Borg Warner Inc. ........................    25,000    1,466,750
   Lennox International Inc. ...............   130,000    1,931,800
   Oshkosh Truck Corp. .....................     8,900      498,400
   Superior Industries International Inc. ..    30,000    1,186,800
                                                        -----------
                                                          5,083,750
                                                        -----------

   RETAIL TRADE 7.1%
a  Cost Plus Inc. ..........................    88,000    2,704,240
a  Gymboree Corp. ..........................   130,000    2,172,300
   Ross Stores Inc. ........................    44,600    1,690,340
a  Tuesday Morning Corp. ...................    75,000    1,753,500
a  Williams-Sonoma Inc. ....................    22,900      592,652
                                                        -----------
                                                          8,913,032
                                                        -----------

   TECHNOLOGY SERVICES 17.7%
a  Accenture Ltd., A (Bermuda) .............   120,000    1,922,400
a  Affiliated Computer Services Inc., A ....    44,680    2,131,236
a  Ask Jeeves Inc. .........................    85,000      699,550
a  Cognizant Technology Solutions Corp. ....    81,000    1,454,760



50 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                           SHARES/
   FRANKLIN AGGRESSIVE GROWTH FUND                        WARRANTS     VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   TECHNOLOGY SERVICES (CONT.)
a  Cognos Inc. (Canada) .............................       65,000 $  1,764,100
a  Inforte Corp. ....................................      186,903    1,196,179
a  Intuit Inc. ......................................       29,000    1,124,620
a  LookSmart Ltd. ...................................      225,000      758,250
a  Mercury Interactive Corp. ........................       30,000    1,018,200
   Microsoft Corp. ..................................      100,000    2,557,000
a  National Instruments Corp. .......................       36,800    1,180,544
a  NetIQ Corp. ......................................       90,000    1,240,200
   Paychex Inc. .....................................       72,000    2,242,080
a  Verity Inc. ......................................      100,000    1,653,000
a  Yahoo! Inc. ......................................       45,000    1,115,101
                                                                   -------------
                                                                     22,057,220
                                                                   -------------

   TRANSPORTATION 1.8%
a  Forward Air Corp. ................................       90,000    2,264,400
                                                                   -------------
   TOTAL COMMON STOCKS AND WARRANTS
   (COST $108,232,553) ..............................               108,361,739
                                                                   -------------

   SHORT TERM INVESTMENT (COST $9,145,828) 7.4%
b  Franklin Institutional
   Fiduciary Trust Money Market Portfolio ...........    9,145,828    9,145,828
                                                                   -------------

   TOTAL INVESTMENTS (COST $117,378,381) 94.3% ......               117,507,567
   OTHER ASSETS, LESS LIABILITIES 5.7% ..............                 7,163,409
                                                                   -------------
 NET ASSETS 100.0% .................................               $124,670,976
                                                                   =============


a Non-income producing
b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

                       See notes to financial statements.

                                                                ANNUAL REPORT 51

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN FLEX CAP GROWTH FUND
                                                                                  CLASS A
                                                         ----------------------------------------------------
                                                                            YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $30.71    $34.05     $50.15    $25.82    $24.97
                                                         ----------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ........................        (.08)     (.09)        --       .05       .10
 Net realized and unrealized gains (losses) ...........       (5.07)    (3.25)    (13.47)    24.36      1.42
                                                         ----------------------------------------------------
Total from investment operations ......................       (5.15)    (3.34)    (13.47)    24.41      1.52
                                                         ----------------------------------------------------
Less distributions from:
 Net investment income ................................          --        --       (.19)     (.08)     (.14)
 Net realized gains ...................................          --        --      (2.44)       --      (.53)
                                                         ----------------------------------------------------
Total distributions                                              --        --      (2.63)     (.08)     (.67)
                                                         ----------------------------------------------------
Net asset value, end of year ..........................      $25.56    $30.71     $34.05    $50.15    $25.82
                                                         ====================================================

Total returnb .........................................    (16.77)%   (9.81)%   (27.84)%    94.90%     6.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $1,025,348$1,398,753 $1,680,032 $2,025,864 $780,598
Ratios to average net assets:
 Expenses .............................................       1.07%     1.00%       .88%      .88%     1.00%
 Net investment income (loss) .........................      (.31)%    (.29)%         --      .11%      .41%
Portfolio turnover rate ...............................      32.93%    48.55%     35.47%    61.04%    52.76%



a Based on average shares outstanding effective year ended April 30, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

52 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)
                                                                               CLASS B
                                                         ----------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                            2003      2002       2001      2000      1999C
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $29.92    $33.43     $49.64    $25.75    $24.31
                                                         ----------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .......................        (.26)     (.32)      (.33)     (.28)     (.01)
 Net realized and unrealized gains (losses) ...........       (4.94)    (3.19)    (13.25)    24.24      1.45
                                                         ----------------------------------------------------
Total from investment operations ......................       (5.20)    (3.51)    (13.58)    23.96      1.44
                                                         ----------------------------------------------------
Less distributions from:
 Net investment income ................................          --        --       (.19)     (.07)       --
 Net realized gains ...................................          --        --      (2.44)       --        --
                                                         ----------------------------------------------------
Total distributions ...................................          --        --      (2.63)     (.07)       --
                                                         ----------------------------------------------------
Net asset value, end of year ..........................      $24.72    $29.92     $33.43    $49.64    $25.75
                                                         ====================================================

Total return b ........................................      (17.38)%  (10.50)%   (28.36)%   93.35%     5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $92,632  $116,075   $119,847   $63,960    $2,657
Ratios to average net assets:
 Expenses .............................................       1.82%     1.75%      1.63%     1.63%     1.75% d
 Net investment income (loss) .........................     (1.06)%   (1.05)%     (.76)%    (.61)%    (.33)% d
Portfolio turnover rate ...............................      32.93%    48.55%     35.47%    61.04%    52.76%



a Based on average shares outstanding effective year ended April 30, 2000.
b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
c For the period January 1, 1999 (effective date) to April 30, 1999.
d Annualized

                                                                ANNUAL REPORT 53

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)
                                                                               CLASS C
                                                         ----------------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                                            2003      2002       2001      2000      1999
                                                         ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $29.98    $33.50     $49.55    $25.63    $24.81
                                                         ----------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ........................       (.26)     (.32)      (.34)     (.25)     (.07)
 Net realized and unrealized gains (losses) ............      (4.95)    (3.20)    (13.27)    24.19      1.42
                                                         ----------------------------------------------------
Total from investment operations .......................      (5.21)    (3.52)    (13.61)    23.94      1.35
                                                         ----------------------------------------------------
Less distributions from:
 Net investment income .................................         --        --         --      (.02)       --
 Net realized gains ....................................         --        --      (2.44)       --      (.53)
                                                         ----------------------------------------------------
Total distributions ....................................         --        --      (2.44)     (.02)     (.53)
Net asset value, end of year ...........................     $24.77    $29.98     $33.50    $49.55    $25.63
                                                         ----------------------------------------------------

Total return b .........................................   (17.38)%  (10.51)%   (28.39)%    93.46%     5.67%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $219,023  $299,840   $370,165  $428,192  $159,310
Ratios to average net assets:
 Expenses ..............................................      1.82%     1.74%      1.63%     1.63%     1.75%
 Net investment income (loss) ..........................    (1.06)%   (1.04)%     (.74)%    (.64)%    (.33)%
Portfolio turnover rate ................................     32.93%    48.55%     35.47%    61.04%    52.76%



a Based on average shares outstanding effective year ended April 30, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

54
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)
                                                            CLASS R
                                                    ----------------------
                                                      YEAR ENDED APRIL 30,
                                                          2003      2002 B
                                                    ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............       $30.68    $31.84
                                                    ----------------------
Income from investment operations:
 Net investment income (loss) ....................         (.16)     (.12)
 Net realized and unrealized gains (losses) ......        (5.03)    (1.04)
                                                    ----------------------
Total from investment operations .................        (5.19)    (1.16)
                                                    ----------------------
Net asset value, end of year .....................       $25.49    $30.68
                                                    ----------------------

Total return a ...................................     (16.92)%   (3.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................      $15,123      $443
Ratios to average net assets:
 Expenses ........................................        1.32%     1.24% c
 Net investment income (loss) ....................       (.56)%   (1.21)% c
Portfolio turnover rate ..........................       32.93%    48.55%



a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period January 1, 2002 (effective date) to April 30, 2002.
c Annualized

                       See notes to financial statements.

                                                                ANNUAL REPORT 55

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003


                                                      SHARES/
     FRANKLIN FLEX CAP GROWTH FUND                    WARRANTS       VALUE
-----------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 89.7%

     COMMERCIAL SERVICES 3.3%
     Moody's Corp. ...............................    400,000  $ 19,316,000
   a ProBusiness Services Inc. ...................    300,000     4,227,000
   a Resources Connection Inc. ...................    350,000     7,630,000
   a Robert Half International Inc. ..............    800,000    13,024,000
                                                               ------------
                                                                 44,197,000
                                                               ------------

     CONSUMER DURABLES 2.8%
     Mattel Inc. .................................  1,750,000    38,045,000
                                                               ------------

     CONSUMER NON-DURABLES 2.5%
     Clorox Co. ..................................    400,000    18,088,000
   a Quiksilver Inc. .............................    500,000    16,300,000
                                                               ------------
                                                                 34,388,000
                                                               ------------

     CONSUMER SERVICES 9.0%
   a eBay Inc. ...................................    400,000    37,108,000
   a Entravision Communications Corp. ............  1,250,000     9,512,500
   a Fox Entertainment Group Inc., A .............  1,000,000    25,400,000
     McClatchy Co., A ............................    184,800    10,829,280
   a Univision Communications Inc., A ............  1,000,000    30,280,000
     The Walt Disney Co. .........................    473,200     8,829,912
                                                               ------------
                                                                121,959,692
                                                               ------------

     DISTRIBUTION SERVICES 1.0%
     McKesson Corp. ..............................    500,000    13,870,000
                                                               ------------

     ELECTRONIC TECHNOLOGY 17.2%
   a Altera Corp. ................................    621,900     9,832,239
   a Applied Materials Inc. ......................    750,000    10,950,000
   a Cisco Systems Inc. ..........................  1,000,000    15,040,000
   a Coherent Inc. ...............................    500,000    11,500,000
     Intel Corp. .................................    600,000    11,040,000
   a Intersil Corp. ..............................    500,000     9,250,000
   a KLA-Tencor Corp. ............................    325,000    13,325,000
   a L-3 Communications Holdings Inc. ............    350,000    15,540,000
   a Lam Research Corp. ..........................  1,500,000    21,795,000
     Linear Technology Corp. .....................    550,000    18,958,500
     Microchip Technology Inc. ...................    750,000    15,592,500
   a Novellus Systems Inc. .......................    400,000    11,216,000
     QUALCOMM Inc. ...............................    300,000     9,567,000
   a Semtech Corp. ...............................    750,000    11,925,000
   a UTStarcom Inc. ..............................    300,000     6,531,300
   a ViaSat Inc. .................................  1,000,000    10,640,000
   a Waters Corp. ................................    400,000     9,604,000
   a Xicor Inc. ..................................    668,448     3,977,266
   a Xicor Inc. - Private
     Placement, wts., 144A, 11/19/06 .............    200,535       150,401
   a Xilinx Inc. .................................    600,000    16,242,000
                                                               ------------
                                                                232,676,206
                                                               ------------

56 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                     SHARES/
     FRANKLIN FLEX CAP GROWTH FUND                  WARRANTS       VALUE
---------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)

     FINANCE 12.9%
     Charles Schwab Corp. ........................  1,500,000  $ 12,945,000
     City National Corp. .........................    450,000    18,526,500
     Countrywide Financial Corp. .................    325,000    21,970,000
   a E*TRADE Group Inc. ..........................  3,000,000    16,500,000
     MBIA Inc. ...................................    450,000    20,115,000
     The PMI Group Inc. ..........................  1,000,000    30,820,000
   a Silicon Valley Bancshares ...................    650,000    15,197,000
     UCBH Holdings Inc. ..........................    450,000    11,448,000
     Wells Fargo & Co. ...........................    550,000    26,543,000
                                                               ------------
                                                                174,064,500
                                                               ------------

  HEALTH SERVICES 2.6%
   a Caremark RX Inc. ............................    500,000     9,955,000
   a Quest Diagnostics Inc. ......................    100,000     5,975,000
   a VCA Antech Inc. .............................  1,142,000    19,173,038
                                                               ------------
                                                                 35,103,038
                                                               ------------

  HEALTH TECHNOLOGY 13.8%
     Abbott Laboratories .........................    200,000     8,126,000
     Allergan Inc. ...............................    300,000    21,075,000
   a Amgen Inc. ..................................    750,000    45,982,500
   a BioMarin Pharmaceutical Inc. ................    566,600     6,221,268
 a,b BioMarin Pharmaceutical Inc., wts., 5/16/04 .    142,857            --
   a Genentech Inc. ..............................    500,000    18,995,000
   a IDEC Pharmaceuticals Corp. ..................    650,000    21,287,500
   a Millennium Pharmaceuticals Inc. .............    343,650     3,780,150
     Pfizer Inc. .................................    750,000    23,062,500
   a Ribapharm Inc. ..............................    629,800     2,708,140
   a SICOR Inc. ..................................    750,000    13,447,500
   a Varian Medical Systems Inc. .................    400,000    21,544,000
                                                               ------------
                                                                186,229,558
                                                               ------------

     INDUSTRIAL SERVICES .3%
     Granite Construction Inc. ...................    250,000     4,200,000
                                                               ------------

     PROCESS INDUSTRIES 1.4%
     Valspar Corp. ...............................    450,000    19,435,500
                                                               ------------

     PRODUCER MANUFACTURING 3.4%
     Superior Industries International Inc. ......    350,000    13,846,000
   a Varian Inc. .................................  1,000,000    31,610,000
                                                               ------------
                                                                 45,456,000
                                                               ------------

     REAL ESTATE 5.2%
     Alexandria Real Estate Equities Inc. ........    300,000    12,690,000
     AMB Property Corp. ..........................    517,500    14,127,750
   a Catellus Development Corp. ..................  1,000,000    21,180,000
     Essex Property Trust Inc. ...................    300,000    16,491,000
     Health Care Property Investors Inc. .........    150,000     5,583,000
                                                               ------------
                                                                 70,071,750
                                                               ------------



                                                                              57
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                                SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                WARRANTS       VALUE
----------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  RETAIL TRADE 3.5%
   a Big 5 Sporting Goods Corp. ..........................      700,000   $    8,659,000
   a Gymboree Corp. ......................................      600,000       10,026,000
     The Home Depot Inc. .................................      500,000       14,065,000
   a Hot Topic Inc. ......................................      600,000       14,670,000
                                                                          ---------------
                                                                              47,420,000
                                                                          ---------------

  TECHNOLOGY SERVICES 7.4%
     Adobe Systems Inc. ..................................      300,000       10,368,000
   a Ask Jeeves Inc. .....................................      750,000        6,172,500
   a Cognizant Technology Solutions Corp. ................      415,300        7,458,788
   a Cognos Inc. (Canada) ................................      517,000       14,031,380
   a Intuit Inc. .........................................      400,000       15,512,000
   a Mercury Interactive Corp. ...........................      250,000        8,485,000
     Microsoft Corp. .....................................      700,000       17,899,000
   a Oracle Corp. ........................................      900,000       10,692,000
     Paychex Inc. ........................................      300,000        9,342,000
                                                                          ---------------
                                                                              99,960,668
                                                                          ---------------

     TRANSPORTATION 2.7%
     Expeditors International of Washington Inc. .........    1,000,000       36,359,000
                                                                          ---------------

     UTILITIES .7%
     American States Water Co. ...........................      247,500        6,395,400
     California Water Service Group ......................      100,000        2,735,000
                                                                          ---------------
                                                                               9,130,400
                                                                          ---------------
     TOTAL COMMON STOCKS AND WARRANTS
     (COST $1,084,079,869) ...............................                 1,212,566,312
                                                                          ---------------

     CONVERTIBLE PREFERRED STOCKS .9%
     ELECTRONIC TECHNOLOGY
 a,b Anda Networks Inc., cvt. pfd., D ....................      145,772               --
 a,b Kestrel Solutions Inc., cvt. pfd., D ................      124,712               --
                                                                          ---------------
                                                                                      --
                                                                          ---------------

     HEALTH TECHNOLOGY .9%
 a,b Fibrogen Inc., cvt. pfd., E .........................    2,227,171        7,706,012
 a,b Masimo Corp., cvt. pfd., F ..........................      772,727        4,249,998
                                                                          ---------------
                                                                              11,956,010
                                                                          ---------------
     TOTAL CONVERTIBLE PREFERRED STOCKS
     (COST $22,124,992) ..................................                    11,956,010
                                                                          ---------------
     TOTAL LONG TERM INVESTMENTS (COST $1,106,204,861) ...                 1,224,522,322
                                                                          ---------------
     SHORT TERM INVESTMENT (COST $129,426,651) 9.5%
   c Franklin Institutional
     Fiduciary Trust Money Market Portfolio ..............  129,426,651      129,426,651
                                                                          ---------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
     (COST $1,235,631,512) ...............................                 1,353,948,973
                                                                          ---------------




58 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                                                              PRINCIPAL
  FRANKLIN FLEX CAP GROWTH FUND                                                                 AMOUNT               VALUE
------------------------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 3.5%
   d Citigroup Global Markets Inc., 1.34%, 05/01/03, (Maturity Value $2,975,222) ..........  $2,975,111        $    2,975,111
      Collateralized by U.S. Government Agency Securities
   d Deutsche Bank Securities Inc., 1.34%, 05/01/03, (Maturity Value $2,912,216) ..........   2,912,108             2,912,108
      Collateralized by U.S. Government Agency Securities
   d Deutsche Bank Securities Inc., 1.35%, 05/01/03, (Maturity Value $8,741,656) ..........   8,741,328             8,741,328
      Collateralized by U.S. Government Agency Securities
   d Goldman, Sachs & Co., 1.36%, 05/01/03, (Maturity Value $8,000,604) ...................   8,000,302             8,000,302
      Collateralized by U.S. Government Agency Securities
   d Merrill Lynch Government Securities Inc., 1.36%, 05/01/03,
      (Maturity Value $7,615,576) .........................................................   7,615,288             7,615,288
      Collateralized by U.S. Government Agency Securities
   d Morgan Stanley & Co. Inc., 1.35%, 05/01/03, (Maturity Value $8,000,600) ..............   8,000,300             8,000,300
      Collateralized by U.S. Government Agency Securities
   d UBS Warburg LLC, 1.34%, 05/01/03, (Maturity Value $9,209,686) ........................   9,209,343             9,209,343
      Collateralized by U.S. Government Agency Securities
                                                                                                               --------------
     TOTAL REPURCHASE AGREEMENTS (COST $47,453,780) .......................................                        47,453,780
                                                                                                               --------------
     TOTAL INVESTMENTS (COST $1,283,085,292) 103.6% .......................................                     1,401,402,753
     OTHER ASSETS, LESS LIABILITIES (3.6)% ................................................                       (49,276,864)
                                                                                                               --------------
     NET ASSETS 100.0% ....................................................................                    $1,352,125,889
                                                                                                               ==============


a Non-income producing
b See Note 7 regarding restricted securities.
c See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
d Collateral for loaned securities. See Note 1(e).

                       See notes to financial statements.

                                                                ANNUAL REPORT 59

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN LARGE CAP GROWTH FUND
                                                                            CLASS A
                                                         ------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                         ------------------------------------------
                                                               2003       2002      2001      2000 B
                                                         ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................        $8.98     $11.53    $14.85    $10.00
                                                         ------------------------------------------
Income from investment operations:
 Net investment income (loss) ........................         (.04)      (.01)     (.05)     (.06)
 Net realized and unrealized gains (losses) ..........        (1.49)     (2.54)    (3.24)     4.91
                                                         ------------------------------------------
Total from investment operations .....................        (1.53)     (2.55)    (3.29)     4.85
Less distributions from:
 Net investment income ...............................           --         --      (.01)       -- c
 Net realized gains ..................................           --         --      (.02)       --
                                                         ------------------------------------------
Total distributions ..................................           --         --      (.03)       --
                                                         ------------------------------------------
Net asset value, end of year .........................        $7.45     $ 8.98    $11.53    $14.85
                                                         ------------------------------------------

Total return a .......................................     (17.04)%   (22.12)%  (22.17)%    48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................      $41,248    $50,700   $63,999   $39,402
Ratios to average net assets:
 Expenses ............................................        1.50%      1.42%     1.25%     1.23% d
 Expenses excluding waiver and payments by affiliate .        1.50%      1.43%     1.27%     1.39% d
 Net investment income (loss) ........................       (.50)%     (.13)%    (.31)%    (.46)% d
Portfolio turnover rate ..............................       73.78%    127.60%   106.17%    93.95%






a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period June 7, 1999 (effective date) to April 30, 2000.
c Includes distributions of net investment income in the amount of $.008.
d Annualized

60
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                       CLASS B
                                                                   ------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                   ------------------------------------------
                                                                         2003       2002      2001      2000 C
                                                                   ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................        $8.81     $11.39    $14.77    $10.00
                                                                   ------------------------------------------
Income from investment operations:
 Net investment income (loss) ..................................         (.08)      (.08)     (.13)     (.13)
 Net realized and unrealized gains (losses) ....................        (1.46)     (2.50)    (3.23)     4.90
                                                                   ------------------------------------------
Total from investment operations ...............................        (1.54)     (2.58)    (3.36)     4.77
                                                                   ------------------------------------------
Less distributions from:
 Net investment income .........................................           --         --        -- b      --
 Net realized gains ............................................           --         --      (.02)       --
                                                                   ------------------------------------------
Total distributions ............................................           --         --      (.02)       --
                                                                   ------------------------------------------
Net asset value, end of year ...................................        $7.27     $ 8.81    $11.39    $14.77
                                                                   ------------------------------------------

Total return a .................................................     (17.48)%   (22.65)%  (22.76)%    47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................       $5,497     $6,843    $8,294    $4,502
Ratios to average net assets:
 Expenses ......................................................        2.14%      2.07%     1.89%     1.84% d
 Expenses excluding waiver and payments by affiliate ...........        2.14%      2.08%     1.91%     2.00% d
 Net investment income (loss) ..................................      (1.14)%     (.81)%    (.94)%   (1.06)% d
Portfolio turnover rate ........................................       73.78%    127.60%   106.17%    93.95%






a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b Includes distributions of net investment income in the amount of $.003.
c For the period June 7, 1999 (effective date) to April 30, 2000.
d Annualized

                                                                ANNUAL REPORT 61

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                       CLASS C
                                                                   ------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                                   ------------------------------------------
                                                                         2003       2002      2001      2000 B
                                                                   ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................      $8.82     $11.40    $14.77    $10.00
                                                                   ------------------------------------------
Income from investment operations:
 Net investment income (loss) ....................................       (.08)      (.08)     (.13)     (.14)
 Net realized and unrealized gains (losses) ......................      (1.47)     (2.50)    (3.22)     4.91
                                                                   ------------------------------------------
Total from investment operations .................................      (1.55)     (2.58)    (3.35)     4.77
                                                                   ------------------------------------------
Less distributions from net realized gains .......................         --         --      (.02)       --
                                                                   ------------------------------------------
Net asset value, end of year .....................................      $7.27     $ 8.82    $11.40    $14.77
                                                                   ------------------------------------------

Total return a ...................................................   (17.57)%   (22.63)%  (22.71)%    47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................................    $28,864    $39,784   $55,071   $35,345
Ratios to average net assets:
 Expenses ........................................................      2.15%      2.07%     1.89%     1.90% c
 Expenses excluding waiver and payments by affiliate .............      2.15%      2.08%     1.91%     2.06% c
 Net investment income (loss) ....................................    (1.15)%     (.79)%    (.96)%   (1.13)% c
Portfolio turnover rate ..........................................     73.78%    127.60%   106.17%    93.95%




a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period June 7, 1999 (effective date) to April 30, 2000.
c Annualized

62 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                         CLASS R
                                                  ----------------------
                                                  YEAR ENDED APRIL 30,
                                                      2003      2002 B
                                                  ----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............      $8.98     $9.87
                                                  ----------------------
Income from investment operations:
 Net investment income (loss) ..................       (.05)     (.03)
 Net realized and unrealized gains (losses) ....      (1.49)     (.86)
                                                  ----------------------
Total from investment operations ...............      (1.54)     (.89)
                                                  ----------------------
Net asset value, end of year ...................      $7.44     $8.98
                                                  ======================

Total return a .................................   (17.15)%   (9.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................     $1,659      $139
Ratios to average net assets:
 Expenses ......................................      1.65%     1.57% c
 Net investment income (loss) ..................     (.65)%   (1.02)% c
Portfolio turnover rate ........................     73.78%   127.60%




a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period January 1, 2002 (effective date) to April 30, 2002.
c Annualized


                                                                ANNUAL REPORT 63

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                 ADVISOR CLASS
                                                                   ------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                                         2003       2002      2001      2000 C
                                                                   ------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................        $9.04     $11.58    $14.88    $10.00
                                                                   ------------------------------------------
Income from investment operations:
 Net investment income (loss) ..................................         (.01)       .04        --b     (.01)
 Net realized and unrealized gains (losses) ....................        (1.50)     (2.58)    (3.26)     4.91
                                                                   ------------------------------------------
Total from investment operations ...............................        (1.51)     (2.54)    (3.26)     4.90
                                                                   ------------------------------------------
Less distributions from:
 Net investment income .........................................           --         --      (.02)     (.02)
 Net realized gains ............................................           --         --      (.02)       --
                                                                   ------------------------------------------
Total distributions ............................................           --         --      (.04)     (.02)
                                                                   ------------------------------------------
Net asset value, end of year ...................................        $7.53     $ 9.04    $11.58    $14.88
                                                                   ==========================================

Total return a .................................................     (16.70)%   (21.93)%  (21.95)%    49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................      $13,047    $17,514   $17,771   $19,902
Ratios to average net assets:
 Expenses ......................................................        1.15%      1.07%      .90%      .90% d
 Expenses excluding waiver and payments by affiliate ...........        1.15%      1.08%      .92%     1.06% d
 Net investment income (loss) ..................................       (.15)%       .42%      .01%    (.06)% d
Portfolio turnover rate ........................................       73.78%    127.60%   106.17%    93.95%






a Total return is not annualized for periods less than one year.
b Includes net investment income in the amount of $.001.
c For the period June 7, 1999 (effective date) to April 30, 2000.
d Annualized

                       See notes to financial statements.

64
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003



  FRANKLIN LARGE CAP GROWTH FUND                   SHARES      VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 88.8%

  COMMUNICATIONS .5%
  Verizon Communications Inc. ................     12,000    $   448,560
                                                             -----------
  CONSUMER DURABLES 1.1%
  Mattel Inc. ................................     45,000        978,300
                                                             -----------
  CONSUMER NON-DURABLES 6.3%
  Coca-Cola Co. ..............................     31,800      1,284,720
  Colgate-Palmolive Co. ......................     14,000        800,380
  Estee Lauder Cos. Inc., A ..................     43,000      1,397,500
  PepsiCo Inc. ...............................     31,000      1,341,680
  Procter & Gamble Co. .......................      9,800        880,530
                                                             -----------
                                                               5,704,810
                                                             -----------

  CONSUMER SERVICES 5.6%
a Liberty Media Corp., A .....................     32,000        352,000
a Starbucks Corp. ............................     30,000        704,700
a Univision Communications Inc., A ...........     33,000        999,240
a Viacom Inc., B .............................     28,000      1,215,480
  The Walt Disney Co. ........................     95,000      1,772,700
                                                             -----------
                                                               5,044,120
                                                             -----------
  DISTRIBUTION SERVICES 1.6%
  Cardinal Health Inc. .......................     12,000        663,360
  McKesson Corp. .............................     13,000        360,620
  SYSCO Corp. ................................     14,000        402,220
                                                             -----------
                                                               1,426,200
                                                             -----------

  ELECTRONIC TECHNOLOGY 20.9%
a Applied Materials Inc. .....................    120,000      1,752,000
a Cisco Systems Inc. .........................    128,100      1,926,624
a Corning Inc. ...............................     75,000        406,500
a Dell Computer Corp. ........................     60,000      1,734,600
  General Dynamics Corp. .....................     14,800        918,636
  Intel Corp. ................................    177,400      3,264,160
  International Business Machines Corp. ......     26,000      2,207,400
a Lexmark International Inc. .................     30,000      2,235,300
  Linear Technology Corp. ....................     18,700        644,589
  Lockheed Martin Corp. ......................     16,700        835,835
  Nokia Corp., ADR (Finland) .................     59,300        982,601
a Novellus Systems Inc. ......................     29,600        829,984
  QUALCOMM Inc. ..............................     20,000        637,800
a Xilinx Inc. ................................     20,000        541,400
                                                             -----------
                                                              18,917,429
                                                             -----------

  ENERGY MINERALS 2.1%
  BP PLC, ADR (United Kingdom) ...............     24,700        951,938
  Devon Energy Corp. .........................     19,200        907,200
                                                             -----------
                                                               1,859,138
                                                             -----------



                                                                ANNUAL REPORT 65

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                       SHARES      VALUE
--------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  FINANCE 9.2%
  American International Group Inc. ................    24,000  $1,390,800
  Citigroup Inc. ...................................    14,500     569,125
  Fannie Mae .......................................    23,000   1,664,970
  Freddie Mac ......................................    15,000     868,500
  Fifth Third Bancorp ..............................    18,700     921,723
  Goldman Sachs Group Inc. .........................    15,200   1,153,680
  Marsh & McLennan Cos. Inc. .......................     6,000     286,080
  Morgan Stanley ...................................    24,000   1,074,000
  Wells Fargo & Co. ................................     7,500     361,950
                                                               ------------
                                                                 8,290,828
                                                               ------------

  HEALTH TECHNOLOGY 19.1%
  Abbott Laboratories ..............................    22,900     930,427
  Allergan Inc. ....................................     9,000     632,250
a Amgen Inc. .......................................    52,000   3,188,120
a Genentech Inc. ...................................    17,400     661,026
  Johnson & Johnson ................................    40,300   2,271,308
a MedImmune Inc. ...................................    28,100     991,087
  Merck & Co. Inc. .................................    39,000   2,269,020
  Pfizer Inc. ......................................   132,175   4,064,381
  Schering-Plough Corp. ............................    28,300     512,230
  Wyeth ............................................    40,000   1,741,200
                                                               ------------
                                                                17,261,049
                                                               ------------

  INDUSTRIAL SERVICES 1.1%
  Halliburton Co. ..................................    48,400   1,036,244
                                                               ------------

  PRODUCER MANUFACTURING 2.3%
  General Electric Co. .............................    51,000   1,501,950
  United Technologies Corp. ........................    10,000     618,100
                                                               ------------
                                                                 2,120,050
                                                               ------------

  RETAIL TRADE 7.2%
a Bed Bath & Beyond Inc. ...........................    25,000     987,750
  The Home Depot Inc. ..............................    49,600   1,395,248
a Kohl's Corp. .....................................    23,000   1,306,400
  Ross Stores Inc. .................................    15,000     568,500
  Wal-Mart Stores Inc. .............................    40,000   2,252,800
                                                               ------------
                                                                 6,510,698
                                                               ------------




66 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                      SHARES      VALUE
-------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  TECHNOLOGY SERVICES 11.8%
a Accenture Ltd., A (Bermuda) .....................................    54,200  $   868,284
a Affiliated Computer Services Inc., A ............................    20,000      954,000
  Computer Associates International Inc. ..........................    19,900      323,176
  First Data Corp. ................................................    29,700    1,165,131
a Intuit Inc. .....................................................     6,000      232,680
  Microsoft Corp. .................................................   176,000    4,500,320
a Oracle Corp. ....................................................   152,000    1,805,760
  SAP AG, ADR (Germany) ...........................................    30,000      765,300
                                                                               -----------
                                                                                10,614,651
                                                                               -----------
  TOTAL COMMON STOCKS (COST $76,896,651) ..........................             80,212,077
                                                                               -----------
  SHORT TERM INVESTMENT (COST $10,314,351) 11.4%
b Franklin Institutional Fiduciary Trust Money Market Portfolio ...10,314,351   10,314,351
                                                                               -----------
  TOTAL INVESTMENTS (COST $87,211,002) 100.2% .....................             90,526,428
  OTHER ASSETS, LESS LIABILITIES (.2)% ............................               (210,321)
                                                                               -----------
  NET ASSETS 100.0% ...............................................            $90,316,107
                                                                               ===========

a Non-income producing
b See Note 6 regarding investments in the Franklin Institutional
  Fiduciary Trust Money Market Portfolio.

                       See notes to financial statements.

                                                                ANNUAL REPORT 67

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND II
                                                             CLASS A
                                                  -----------------------------
                                                       YEAR ENDED APRIL 30,
                                                  -----------------------------
                                                      2003      2002      2001
                                                  -----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............     $9.79     $10.27    $10.00
                                                  -----------------------------
Income from investment operations:
 Net investment income (loss) ..................      (.06)      (.06)     (.04)
 Net realized and unrealized gains (losses) ....     (2.27)      (.42)      .31
                                                  -----------------------------
Total from investment operations ...............     (2.33)      (.48)      .27
                                                  -----------------------------
Net asset value, end of year ...................     $7.46     $ 9.79    $10.27
                                                  =============================

Total return a .................................  (23.80)%    (4.67)%     2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................  $696,642 $1,076,341  $456,452
Ratios to average net assets:
 Expenses ......................................     1.32%      1.21%     1.32%
 Net investment income (loss) ..................    (.76)%     (.63)%    (.36)%
Portfolio turnover rate ........................    34.99%     41.31%    74.97%





a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

68
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                          CLASS B
                                                 ----------------------------
                                                   YEAR ENDED APRIL 30,
                                                  2003      2002      2001
                                                 ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $9.66    $10.20    $10.00
                                                 ----------------------------
Income from investment operations:
 Net investment income (loss) ...................    (.10)     (.12)     (.11)
 Net realized and unrealized gains (losses) .....   (2.23)     (.42)      .31
                                                 ----------------------------
Total from investment operations ................   (2.33)     (.54)      .20
                                                 -----------------------------
Net asset value, end of year ....................   $7.33    $ 9.66    $10.20
                                                 ----------------------------

Total return a ..................................(24.12)%   (5.29)%     2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................. $96,077  $145,217  $104,640
Ratios to average net assets:
 Expenses .......................................   1.97%     1.86%     1.97%
 Net investment income (loss) ................... (1.41)%   (1.26)%   (1.03)%
Portfolio turnover rate .........................  34.99%    41.31%    74.97%





a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                                ANNUAL REPORT 69

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                           CLASS C
                                                                                ----------------------------
                                                                                    YEAR ENDED APRIL 30,
                                                                                ----------------------------
                                                                                    2003      2002      2001
                                                                                ----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................      $9.67    $10.21    $10.00
                                                                                ----------------------------
Income from investment operations:
 Net investment income (loss) ...............................................       (.10)     (.12)     (.11)
 Net realized and unrealized gains (losses) .................................      (2.24)     (.42)      .32
                                                                                ----------------------------
Total from investment operations ............................................      (2.34)     (.54)      .21
                                                                                ----------------------------
Net asset value, end of year ................................................      $7.33    $ 9.67    $10.21
                                                                                ============================

Total return a ..............................................................   (24.20)%   (5.29)%     2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................   $163,466  $249,188  $158,053
Ratios to average net assets:
 Expenses ...................................................................      1.97%     1.86%     1.97%
 Net investment income (loss) ...............................................    (1.41)%   (1.26)%   (1.03)%
Portfolio turnover rate .....................................................     34.99%    41.31%    74.97%





a Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

70
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                               CLASS R
                                                        --------------------
                                                        YEAR ENDED APRIL 30,
                                                            2003     2002 B
                                                        --------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................       $9.79    $9.88
                                                        --------------------
Income from investment operations:
 Net investment income (loss) .........................        (.07)    (.03)
 Net realized and unrealized gains (losses) ...........       (2.27)    (.06)
                                                        --------------------
Total from investment operations ......................       (2.34)    (.09)
                                                        --------------------
Net asset value, end of year ..........................       $7.45    $9.79
                                                        ====================

Total return a ........................................    (23.90)%   (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................      $2,562     $492
Ratios to average net assets:
 Expenses .............................................       1.47%    1.36% c
 Net investment income (loss) .........................      (.91)%  (1.05)% c
Portfolio turnover rate ...............................      34.99%   41.31%






a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period January 1, 2002 (effective date) to April 30, 2002.
c Annualized

                                                                              71
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                         ADVISOR CLASS
                                                -----------------------------
                                                     YEAR ENDED APRIL 30,
                                                -----------------------------
                                                    2003      2002      2001
                                                -----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $9.86    $10.31    $10.00
                                                -----------------------------
Income from investment operations:
 Net investment income (loss) ..................    (.03)     (.03)     (.01)
 Net realized and unrealized gains (losses) ....   (2.28)     (.42)      .32
                                                -----------------------------
Total from investment operations ...............   (2.31)     (.45)      .31
Net asset value, end of year ...................   $7.55    $ 9.86    $10.31
                                                =============================

Total return a .................................(23.43)%   (4.36)%     3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................$135,529  $157,653   $55,606
Ratios to average net assets:
 Expenses ......................................    .97%      .86%      .97%
 Net investment income (loss) ..................  (.41)%    (.28)%    (.05)%
Portfolio turnover rate ........................  34.99%    41.31%    74.97%




a Total return is not annualized for periods less than one year.

                       See notes to financial statements.
72
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003


                                                     SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                 WARRANTS       VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 95.9%

  COMMERCIAL SERVICES 4.7%
a CDI Corp. ....................................     310,000   $ 8,658,300
  Fair Isaac Inc. ..............................     162,900     8,483,832
a Heidrick & Struggles International Inc. ......     298,600     4,180,400
a Maximus Inc. .................................     401,100     9,666,510
a PRG-Schultz International Inc. ...............   1,106,000     7,056,280
a ProBusiness Services Inc. ....................     140,600     1,981,054
a Resources Connection Inc. ....................     535,300    11,669,540
                                                               -----------
                                                                51,695,916
                                                               -----------
  CONSUMER SERVICES 4.8%
a Acme Communications Inc. .....................     833,900     5,795,605
a Argosy Gaming Co. ............................     245,400     4,998,798
a Entravision Communications Corp. .............   1,049,000     7,982,890
  Four Seasons Hotels Inc. (Canada) ............     431,900    13,030,423
a Sinclair Broadcast Group Inc.,  A ............     635,300     6,734,180
a Station Casinos Inc. .........................     628,300    13,577,563
                                                               -----------
                                                                52,119,459
                                                               -----------
  ELECTRONIC TECHNOLOGY 28.6%
a Adaptec Inc. .................................   1,275,700     8,725,788
a Advanced Digital Information Corp. ...........     141,300     1,133,226
a Advanced Energy Industries Inc. ..............     744,700     7,156,567
a Advanced Fibre Communications Inc. ...........   1,040,500    15,919,650
a Anaren Inc. ..................................     549,500     4,121,250
a ARM Holdings PLC, ADR (United Kingdom) .......   1,645,900     5,069,372
a Atmel Corp. ..................................     918,900     1,690,776
a Avocent Corp. ................................     638,999    18,927,150
a Catapult Communications Corp. ................     646,400     5,720,640
a Cognex Corp. .................................     277,100     6,065,719
a Coherent Inc. ................................     143,400     3,298,200
a Credence Systems Corp. .......................     750,000     5,325,000
a Cymer Inc. ...................................     687,000    19,613,850
a DRS Technologies Inc. ........................      38,900     1,089,589
a Electro Scientific Industries Inc. ...........     962,000    12,919,660
a Exar Corp. ...................................     598,300     8,824,925
a FLIR Systems Inc. ............................     172,800     8,999,424
a Integrated Circuit Systems Inc. ..............   1,263,300    27,438,876
a Integrated Device Technology Inc. ............     680,200     7,026,466
a Integrated Silicon Solution Inc. .............     469,900     1,527,175
a Intersil Corp. ...............................     250,000     4,625,000
a Lam Research Corp. ...........................     891,000    12,946,230
a Lattice Semiconductor Corp. ..................     187,800     1,630,104
a Merix Corp. ..................................     684,500     3,018,645
a Micrel Inc. ..................................   1,209,800    14,166,758
  Park Electrochemical Corp. ...................     260,000     4,638,400
a Pericom Semiconductor Corp. ..................     342,300     2,902,704


                                                                ANNUAL REPORT 73

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                         SHARES/
    FRANKLIN SMALL CAP GROWTH FUND II                   WARRANTS       VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)

    ELECTRONIC TECHNOLOGY (CONT.)
a   Plexus Corp. ....................................     600,000   $ 6,108,000
a   PMC-Sierra Inc. (Canada) ........................     421,000     3,473,250
a   Rudolph Technologies Inc. .......................     294,500     4,449,895
a   Semtech Corp. ...................................   1,306,000    20,765,400
a   Technitrol Inc. .................................     600,000     9,474,000
a   Tektronix Inc. ..................................     372,100     6,984,317
a   Trimble Navigation Ltd. .........................     398,200    10,054,550
a   Varian Semiconductor Equipment Associates Inc. ..   1,275,000    29,388,750
a,b Xicor Inc. ......................................   1,292,334     7,689,387
a   Xicor Inc. - Private Placement, wts.,
    144A, 11/19/06 ..................................     387,701       290,776
                                                                   ------------
                                                                    313,199,469
                                                                   ------------
    ENERGY MINERALS 3.5%
    Chesapeake Energy Corp. .........................     714,200     5,756,452
a   Petroquest Energy Inc. ..........................   1,125,800     1,711,216
a   Premcor Inc. ....................................     473,500    10,554,315
a   Spinnaker Exploration Co. .......................     296,800     6,351,520
a   Stone Energy Corp. ..............................     275,400     9,674,802
a   Swift Energy Co. ................................     471,900     3,926,208
                                                                   ------------
                                                                     37,974,513
                                                                   ------------
    FINANCE 6.2%
    American Capital Strategies Ltd. ................     341,200     8,277,512
    Amerus Group Co. ................................     443,400    11,612,646
a   Financial Federal Corp. .........................     244,000     5,465,600
    First State Bancorp. ............................      94,500     2,316,195
    Greater Bay Bancorp Inc. ........................      88,621     1,417,936
    IPC Holdings Ltd. (Bermuda) .....................     120,000     4,122,000
    Jefferies Group Inc. ............................     111,300     4,320,666
a   Jones Lang Lasalle Inc. .........................     559,000     8,424,130
a   NCO Group Inc. ..................................     378,500     6,339,875
    Phoenix Companies Inc. ..........................     737,400     5,825,460
    Umpqua Holdings Corp. ...........................     230,700     4,533,255
    Waddell & Reed Financial Inc., A ................     268,100     5,362,000
                                                                   ------------
                                                                     68,017,275
                                                                   ------------
    HEALTH TECHNOLOGY 5.3%
    Alpharma Inc., A ................................     526,200     9,813,630
a   Atherogenics Inc. ...............................     213,100     1,939,210
a   Conceptus Inc. ..................................     462,300     4,821,789
a   CTI Molecular Imaging Inc. ......................      20,400       374,544
a   INAMED Corp. ....................................      79,700     2,972,013
a   InterMune Inc. ..................................     241,200     4,903,596
a   Medicis Pharmaceutical Corp., A .................     218,700    12,605,868
a   Varian Medical Systems Inc. .....................     379,300    20,429,098
                                                                   ------------
                                                                     57,859,748
                                                                   ------------


74 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                           SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                       WARRANTS       VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  INDUSTRIAL SERVICES 4.3%
a Cal Dive International Inc. .......................      600,000  $  9,660,000
a FMC Technologies Inc. .............................      418,516     7,876,471
a Headwaters Inc. ...................................      293,400     4,811,760
a Patterson UTI Energy Inc. .........................      568,300    18,805,047
a Superior Energy Services Inc. .....................      600,000     5,430,000
                                                                    ------------
                                                                      46,583,278
                                                                    ------------

  NON-ENERGY MINERALS 1.0%
a Cleveland Cliffs Inc. .............................      285,700     5,142,600
  Olin Corp. ........................................       38,100       690,372
  Reliance Steel & Aluminum Co. .....................      319,000     5,423,000
                                                                    ------------
                                                                      11,255,972
                                                                    ------------
  PROCESS INDUSTRIES 5.7%
  Bunge Ltd. ........................................      357,600    10,016,376
  Cabot Corp. .......................................      394,300    10,989,141
a FMC Corp. .........................................      280,200     5,077,224
  Minerals Technologies Inc. ........................      422,400    18,691,200
  Nova Chemicals Corp. (Canada) .....................      770,400    16,486,560
  Solutia Inc. ......................................    1,131,900     1,539,384
                                                                    ------------
                                                                      62,799,885
                                                                    ------------
  PRODUCER MANUFACTURING 11.4%
  C&D Technologies Inc. .............................      369,800     4,918,340
  CNH Global NV (Netherlands) .......................      609,180     5,318,142
  Crane Co. .........................................      336,200     6,565,986
a CUNO Inc. .........................................      176,700     6,332,928
a Flowserve Corp. ...................................      408,000     6,299,520
a Gentex Corp. ......................................      387,700    11,708,540
a Mettler-Toledo International Inc. (Switzerland) ...      444,600    15,783,300
  Oshkosh Truck Corp. ...............................      154,700     8,663,200
  Pentair Inc. ......................................      242,800     9,357,512
  Roper Industries Inc. .............................      170,300     5,209,477
  Superior Industries International Inc. ............      208,300     8,240,348
a Varian Inc. .......................................      628,500    19,866,885
a Wilson Greatbatch Technologies Inc. ...............      503,500    16,509,765
                                                                    ------------
                                                                     124,773,943
                                                                    ------------
  REAL ESTATE .3%
  Colonial Properties Trust .........................       94,400     3,210,544
                                                                    ------------



                                                                              75
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                          SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                      WARRANTS       VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  RETAIL TRADE 4.2%
a Charming Shoppes Inc. ..............................   1,156,900   $ 5,437,430
a Cost Plus Inc. .....................................     203,900     6,265,847
  Fred's Inc. ........................................     238,700     7,745,815
a Guitar Center Inc. .................................     232,200     5,377,752
a J. Jill Group Inc. .................................     318,700     4,573,345
  Regis Corp. ........................................     122,800     3,478,924
a Tuesday Morning Corp. ..............................     436,700    10,210,046
a Urban Outfitters Inc. ..............................     111,100     3,313,002
                                                                  --------------
                                                                      46,402,161
                                                                  --------------
  TECHNOLOGY SERVICES 9.6%
a Ascential Software Corp. ...........................   1,342,700     5,155,968
a Aspen Technology Inc. ..............................   1,202,612     4,016,724
a Bearingpoint Inc. ..................................     434,600     3,550,682
a Borland Software Corp. .............................   1,094,400     9,926,208
a Cognizant Technology Solutions Corp. ...............     205,800     3,696,168
a Digital Insight Corp. ..............................      95,300     1,540,048
a Entrust Inc. .......................................   1,562,400     3,921,624
  Global Payments Inc. ...............................     350,700    10,875,207
a Hyperion Solutions Corp. ...........................     158,100     4,471,068
a Informatica Corp. ..................................   1,000,000     6,530,000
  Jack Henry & Associates Inc. .......................     487,300     6,349,519
a Lawson Software Inc. ...............................     789,300     4,001,751
a National Instruments Corp. .........................     929,835    29,829,107
a Pegasus Solutions Inc. .............................     378,800     4,507,720
a webMethods Inc. ....................................     668,400     6,724,104
                                                                  --------------
                                                                     105,095,898
                                                                  --------------
  TRANSPORTATION 5.3%
  Airborne Inc. ......................................     368,600     7,320,396
a Forward Air Corp. ..................................   1,028,200    25,869,512
a Knight Transportation Inc. .........................     387,900     9,348,390
a Landstar System Inc. ...............................     250,000    15,532,500
                                                                  --------------
                                                                      58,070,798
                                                                  --------------
  UTILITIES 1.0%
  Energen Corp. ......................................     330,100    10,827,280
                                                                  --------------
  TOTAL COMMON STOCKS AND WARRANTS
  (COST $1,150,662,875) ..............................             1,049,886,139
                                                                  --------------



76
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                     PRINCIPAL
  FRANKLIN SMALL CAP GROWTH FUND II                    AMOUNT        VALUE
-------------------------------------------------------------------------------
  CONVERTIBLE BOND (COST $7,656,098) .8%

  HEALTH TECHNOLOGY
  CV Therapeutics Inc., cvt., 4.75%, 3/07/07 .......$10,000,000  $    8,412,500
                                                                 --------------
  TOTAL LONG TERM INVESTMENTS
  (COST $1,158,318,973) ............................              1,058,298,639




                                                       SHARES
                                                    -----------
  SHORT TERM INVESTMENT (COST $39,047,644) 3.6%
c Franklin Institutional Fiduciary Trust Money
  Market Portfolio ................................. 39,047,644      39,047,644
                                                                 --------------
  TOTAL INVESTMENTS (COST $1,197,366,617) 100.3% ...              1,097,346,283
  OTHER ASSETS, LESS LIABILITIES (.3)% .............                 (3,069,407)
                                                                 --------------
  NET ASSETS 100.0% ................................             $1,094,276,876
                                                                 ==============


a Non-income producing
b See Note 8 regarding holdings of 5% voting securities.
c See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

                       See notes to financial statements.


                                                                ANNUAL REPORT 77

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                                   CLASS A
                                                            ----------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                            ----------------------------------------------------
                                                               2003      2002       2001         2000      1999
                                                            ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $28.85    $34.15     $45.48       $24.65    $25.93
                                                            ----------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ......................         (.09)     (.06)       .12          .09       .06
 Net realized and unrealized gains (losses) ..........        (5.62)    (5.16)    (10.98)       21.04     (1.02)
                                                            ----------------------------------------------------
Total from investment operations .....................        (5.71)    (5.22)    (10.86)       21.13      (.96)
Less distributions from:
 Net investment income ...............................           --      (.08)      (.24)        (.04)     (.14)
 Net realized gains ..................................           --        --       (.23)        (.26)     (.18)
                                                            ----------------------------------------------------
Total distributions ..................................           --      (.08)      (.47)        (.30)     (.32)
Net asset value, end of year .........................       $23.14    $28.85     $34.15       $45.48    $24.65
                                                            ====================================================

Total return b .......................................     (19.79)%c  (15.28)%   (24.00)%      85.97%    (3.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $5,791,141 $7,784,125 $9,606,125 $11,199,559 $4,251,284
Ratios to average net assets:
 Expenses ............................................         1.02%      .89%       .86%         .85%      .94%
 Net investment income (loss) ........................         (.41)%    (.18)%      .29%         .24%      .30%
Portfolio turnover rate ..............................        36.47%    47.38%     27.23%       24.67%    46.73%



a Based on average shares outstanding effective year ended April 30, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

78
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                               CLASS B
                                                           ----------------
                                                           APRIL 30, 2003 B
                                                           ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................     $24.33
                                                               --------
Income from investment operations:
 Net investment income (loss) .............................       (.23)
 Net realized and unrealized gains (losses) ...............      (1.10)
                                                               --------
Total from investment operations ..........................      (1.33)
                                                               --------
Net asset value, end of period ............................     $23.00
                                                               ========

Total return a ............................................    (5.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................     $7,601
Ratios to average net assets:
 Expenses .................................................      1.77% c
 Net investment income (loss) .............................    (1.16)% c
Portfolio turnover rate ...................................     36.47%




a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period July 1, 2002 (effective date) to April 30, 2003.
c Annualized

                                                                ANNUAL REPORT 79

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                      CLASS C
                                                           -------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2003         2002         2001         2000        1999
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $28.09       $33.41       $44.58       $24.32      $25.59
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................      (.26)        (.27)        (.19)        (.19)       (.09)
 Net realized and unrealized gains (losses) .............     (5.46)       (5.05)      (10.75)       20.71       (1.00)
                                                           -------------------------------------------------------------
Total from investment operations ........................     (5.72)       (5.32)      (10.94)       20.52       (1.09)
                                                           -------------------------------------------------------------
Less distributions from net realized gains ..............        --           --         (.23)        (.26)       (.18)
                                                           -------------------------------------------------------------
Net asset value, end of year ............................    $22.37       $28.09       $33.41       $44.58      $24.32
                                                           =============================================================
Total return b ..........................................  (20.36)%     (15.92)%     (24.61)%       84.58%     (4.08)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $639,524     $948,940   $1,263,169   $1,667,870    $764,715
Ratios to average net assets:
 Expenses ...............................................     1.77%        1.64%        1.61%        1.60%       1.69%
 Net investment income (loss) ...........................   (1.16)%       (.92)%       (.45)%       (.52)%      (.44)%
Portfolio turnover rate .................................    36.47%       47.38%       27.23%       24.67%      46.73%





a Based on average shares outstanding effective year ended April 30, 2000.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

80
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                             CLASS R
                                                     -----------------------
                                                       YEAR ENDED APRIL 30,
                                                     -----------------------
                                                           2003      2002 B
                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................      $28.81     $31.16
                                                     -----------------------
Income from investment operations:
 Net investment income (loss) .....................        (.17)      (.12)
 Net realized and unrealized gains (losses) .......       (5.58)     (2.23)
                                                     -----------------------
Total from investment operations ..................       (5.75)     (2.35)
                                                     -----------------------
Net asset value, end of year ......................      $23.06     $28.81
                                                     =======================

Total return a ....................................    (19.96)%    (7.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................     $15,309     $1,253
Ratios to average net assets:
 Expenses .........................................       1.27%      1.14% c
 Net investment income (loss) .....................      (.66)%    (1.26)% c
Portfolio turnover rate ...........................      36.47%     47.38%




a Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
b For the period January 1, 2002 (effective date) to April 30, 2002.
c Annualized

                                                                ANNUAL REPORT 81

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                               ADVISOR CLASS
                                                          ---------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                          ---------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                          ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................       $29.00    $34.37     $45.74    $24.73    $26.01
                                                          ---------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ......................         (.04)      .02        .23       .18       .10
 Net realized and unrealized gains (losses) ..........        (5.64)    (5.20)    (11.06)    21.15     (1.00)
                                                          ---------------------------------------------------
Total from investment operations .....................        (5.68)    (5.18)    (10.83)    21.33   (.90)
                                                          ---------------------------------------------------
Less distributions from:
 Net investment income ...............................           --      (.19)      (.31)     (.06)     (.20)
 Net realized gains ..................................           --        --       (.23)     (.26)     (.18)
                                                          ---------------------------------------------------
Total distributions ..................................           --      (.19)      (.54)     (.32)     (.38)
                                                          ---------------------------------------------------
Net asset value, end of year .........................       $23.32    $29.00     $34.37    $45.74    $24.73
                                                          ===================================================

Total return b .......................................     (19.59)%  (15.10)%   (23.83)%    86.43%   (3.12)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................     $266,723  $321,921   $357,832  $436,864  $168,055
Ratios to average net assets:
 Expenses ............................................         .77%      .64%       .61%      .60%      .69%
 Net investment income (loss) ........................       (.16)%      .05%       .54%      .49%      .56%
Portfolio turnover rate ..............................       36.47%    47.38%     27.23%    24.67%    46.73%


a Based on average shares outstanding effective year ended April 30, 2000. b Total return is not annualized for periods less than one year.

                       See notes to financial statements.

82 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003



  FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS 89.3%

  COMMERCIAL SERVICES 3.5%
a Corporate Executive Board Co. ...................    559,800  $ 22,946,202
a DoubleClick Inc. ................................  3,464,900    29,798,146
a Lamar Advertising Co., A ........................  1,065,000    38,254,800
a,b  Learning Tree International Inc. .............  1,064,000    15,566,320
  Moody's Corp. ...................................  1,915,000    92,475,350
  R.R. Donnelley & Sons Co. .......................    299,200     6,031,872
a Robert Half International Inc. ..................    116,100     1,890,108
  TMP Worldwide Inc. ..............................  1,880,600    31,537,662
                                                                ------------
                                                                 238,500,460
                                                                ------------
  COMMUNICATIONS 1.1%
a,b  Alaska Communications Systems Holdings Inc. ..  2,411,700     5,860,431
a AT&T Wireless Services Inc. .....................         50           323
  CenturyTel Inc. .................................  1,400,000    41,230,000
  Telecom Corp. of New Zealand Ltd. (New Zealand) . 11,148,000    29,868,676
                                                                ------------
                                                                  76,959,430
                                                                ------------
 CONSUMER DURABLES 1.2%
  D.R. Horton Inc. ................................  1,000,000    23,700,000
a Meritage Corp. ..................................    252,900     9,648,135
a NVR Inc. ........................................    134,200    48,010,050
                                                                ------------
                                                                  81,358,185
                                                                ------------
  CONSUMER NON-DURABLES 2.1%
  Adolph Coors Co., B .............................  1,000,000    53,530,000
a Dean Foods Inc. .................................    853,000    37,131,090
a Polo Ralph Lauren Corp., A ......................  1,170,900    27,457,605
  Wolverine World Wide Inc. .......................  1,225,500    22,598,220
                                                                ------------
                                                                 140,716,915
                                                                ------------
  CONSUMER SERVICES 3.8%
a Brinker International Inc. ......................    484,500    15,382,875
a Entercom Communications Corp. ...................    683,000    33,186,970
a Entravision Communications Corp. ................  2,801,300    21,317,893
a,c  Foveon Inc., 144A ............................  1,792,573     6,722,149
a Hispanic Broadcasting Corp., A ..................  4,023,300   103,197,645
a Insight Communications Co. Inc., A ..............  2,433,249    33,408,509
a Jack in the Box Inc. ............................  1,032,700    18,382,060
a Mediacom Communications Corp., A ................  2,711,400    27,086,886
                                                                ------------
                                                                 258,684,987
                                                                ------------
  DISTRIBUTION SERVICES 1.4%
  AmerisourceBergen Corp. .........................  1,288,900    74,562,865
a Fisher Scientific International Inc. ............    643,400    18,536,354
                                                                ------------
                                                                  93,099,219
                                                                ------------




                                                                ANNUAL REPORT 83

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



  FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)

  ELECTRONIC TECHNOLOGY 19.7%
a Advanced Energy Industries Inc. ...............    1,298,600  $   12,479,546
a Agere Systems Inc., B .........................   16,845,500      28,805,805
a Agilent Technologies Inc. .....................    3,620,700      58,003,614
a Altera Corp. ..................................    3,144,400      49,712,964
a Avocent Corp. .................................    1,242,236      36,795,030
a Celestica Inc. (Canada) .......................    1,586,800      18,343,408
a CIENA Corp. ...................................    5,804,845      28,269,595
a Coherent Inc. .................................    1,250,000      28,750,000
a Credence Systems Corp. ........................    1,113,900       7,908,690
  Diebold Inc. ..................................    1,200,000      47,976,000
  Embraer-Empresa Brasileira
  de Aeronautica SA, ADR (Brazil) ...............    2,110,600      29,274,022
a EMCORE Corp. ..................................    1,579,500       2,843,100
a Integrated Circuit Systems Inc. ...............    1,474,600      32,028,312
a Integrated Device Technology Inc. .............    2,150,000      22,209,500
a Intersil Corp. ................................    3,616,700      66,908,950
a Jabil Circuit Inc. ............................    1,800,000      33,660,000
a KLA-Tencor Corp. ..............................      791,700      32,459,700
a L-3 Communications Holdings Inc. ..............    1,759,000      78,099,600
a Lam Research Corp. ............................    3,082,900      44,794,537
a Lexmark International Inc. ....................      468,500      34,907,935
a,b  Micrel Inc. ................................    5,010,000      58,667,100
  Microchip Technology Inc. .....................    2,265,700      47,103,903
a,c  Mirapoint Inc., 144A .......................      682,128              --
a Network Appliance Inc. ........................    2,900,000      38,512,000
a Novellus Systems Inc. .........................    2,375,100      66,597,804
a Polycom Inc. ..................................    1,949,100      19,140,162
a QLogic Corp. ..................................      768,200      33,793,118
a Semtech Corp. .................................    2,481,200      39,451,080
a Synopsys Inc. .................................    1,918,300      93,306,112
a,b  Tektronix Inc. .............................    5,438,200     102,075,014
a Thermo Electron Corp. .........................    4,200,000      76,314,000
a Varian Semiconductor
  Equipment Associates Inc. .....................      782,000      18,025,100
a Waters Corp. ..................................    1,551,300      37,246,713
                                                                --------------
                                                                 1,324,462,414
                                                                --------------
  ENERGY MINERALS 2.0%
  Devon Energy Corp. ............................      800,088      37,804,158
a Forest Oil Corp. ..............................      897,600      18,652,128
a Newfield Exploration Co. ......................    1,000,000      34,390,000
a Premcor Inc. ..................................    1,830,200      40,795,158
                                                                --------------
                                                                   131,641,444
                                                                --------------



84 ANNUAL REPORT

  FRANKLIN STRATEGIC SERIES
  STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



  FRANKLIN SMALL-MID CAP GROWTH FUND                  SHARES         VALUE
--------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    FINANCE 9.2%
    A.G. Edwards Inc. .............................      715,200   $21,334,416
a   AmeriCredit Corp. .............................      520,000     3,530,800
a   Ameritrade Holding Corp. ......................      423,300     2,124,966
    Arthur J. Gallagher & Co. .....................    2,694,200    67,328,058
a   Bank United Corp. .............................    1,000,000       150,000
    City National Corp. ...........................      657,800    27,081,626
    Commerce Bancorp Inc. .........................      425,000    17,284,750
    Cullen/Frost Bankers Inc. .....................      330,100    10,823,979
    Federated Investors Inc., B ...................    3,383,400    92,332,986
    Investors Financial Services Corp. ............      800,000    17,448,000
    Janus Capital Group Inc. ......................    1,152,500    16,019,750
    Labranche & Co. Inc. ..........................    1,676,400    27,794,712
    MBIA Inc. .....................................    1,850,000    82,695,000
    National Commerce Financial Corp. .............    3,390,000    68,952,600
    The PMI Group Inc. ............................      698,600    21,530,852
    Radian Group Inc. .............................    1,899,594    75,413,882
a,b Silicon Valley Bancshares ..................       2,840,000    66,399,200
                                                                  --------------
                                                                   618,245,577
                                                                  --------------
    HEALTH SERVICES 5.4%
a   AdvancePCS ....................................      697,000    20,951,820
a   Alliance Imaging Inc. .........................    1,519,900     6,489,973
a   Anthem Inc. ...................................      957,400    65,715,936
a   Caremark RX Inc. ..............................    2,924,375    58,224,306
a   Express Scripts Inc. ..........................      292,800    17,263,488
a   Health Net Inc., A ............................      609,900    15,912,291
a   Laboratory Corp. of America Holdings ..........    1,356,300    39,956,598
a   LifePoint Hospitals Inc. ......................    1,440,000    28,108,800
a   Pharmaceutical Product Development Inc. .......    1,304,200    34,130,914
a   Renal Care Group Inc. .........................    1,303,800    42,243,120
a   Universal Health Services Inc., B .............      814,400    31,492,848
                                                                  --------------
                                                                   360,490,094
                                                                  --------------
    HEALTH TECHNOLOGY 5.8%
a   Abgenix Inc. ..................................      702,300     6,671,850
a   American Medical Systems Holdings Ltd. ........      454,700     7,216,089
    C.R. Bard Inc. ................................      509,000    32,260,420
a   CTI Molecular Imaging Inc. ....................      359,800     6,605,928
a   CV Therapeutics Inc. ..........................      300,000     5,994,000
a   Epoch Biosciences Inc. ........................      215,700       483,168
a   Genta Inc. ....................................      219,245     1,639,953
    ICN Pharmaceuticals Inc. ......................    1,074,200     9,399,250
a   IDEC Pharmaceuticals Corp. ....................    1,000,000    32,750,000
a   InterMune Inc. ................................      676,700    13,757,311
a   Ivax Corp. ....................................    2,502,000    40,207,140
a   Millennium Pharmaceuticals Inc. ...............    2,137,697    23,514,667




                                                                ANNUAL REPORT 85

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



    FRANKLIN SMALL-MID CAP GROWTH FUND                 SHARES         VALUE
-----------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    HEALTH TECHNOLOGY (CONT.)
  a NPS Pharmaceuticals Inc. ......................     540,300   $10,292,715
  a OSI Pharmaceuticals Inc. ......................     831,700    17,465,700
    Pall Corp. ....................................   1,646,800    34,780,416
  a Ribapharm Inc. ................................     629,800     2,708,140
  a Shire Pharmaceuticals Group PLC, ADR
    (United Kingdom) ..............................   1,433,200    28,520,680
  a Varian Medical Systems Inc. ...................   1,593,600    85,831,296
  a Watson Pharmaceuticals Inc. ...................     950,000    27,616,500
                                                                 ------------
                                                                  387,715,223
                                                                 ------------
    INDUSTRIAL SERVICES 7.1%
  a Allied Waste Industries Inc. ..................   9,693,200    80,453,560
a,b Atwood Oceanics Inc. ..........................   1,116,600    29,087,430
a,b Core Laboratories NV (Netherlands) ............   1,900,000    19,000,000
    GlobalSantaFe Corp. ...........................   1,104,200    23,364,872
a,b Grey Wolf Inc. ................................  11,345,600    45,949,680
  a Hydril Co. ....................................     334,000     7,952,540
  a Oil States International Inc. .................   1,276,200    14,523,156
  a Pride International Inc. ......................   2,840,600    44,086,112
    Rowan Cos. Inc. ...............................   1,158,100    23,741,050
  a Superior Energy Services Inc. .................   2,635,500    23,851,275
  a Trico Marine Services Inc. ....................     812,300     1,608,354
  a Varco International Inc. ......................   4,678,281    82,290,963
  a Waste Connections Inc. ........................   1,073,900    36,125,996
  a Weatherford International Ltd. ................   1,087,000    43,730,010
                                                                 ------------
                                                                  475,764,998
                                                                 ------------
    NON-ENERGY MINERALS .3%
    Reliance Steel & Aluminum Co. .................   1,274,900    21,673,300
                                                                 ------------
 .
    PROCESS INDUSTRIES 3.1%
    Bunge Ltd. ....................................   3,354,800    93,967,948
    Cabot Corp. ...................................   1,906,300    53,128,581
    Monsanto Co. ..................................   1,851,400    32,214,360
    Valspar Corp. .................................     681,100    29,416,709
                                                                 ------------
                                                                  208,727,598
                                                                 ------------
    PRODUCER MANUFACTURING 5.4%
  a American Standard Cos. Inc. ...................     604,100    43,005,879
    Borg Warner Inc. ..............................     800,000    46,936,000
  a Flowserve Corp. ...............................   1,128,000    17,416,320
  a Gentex Corp. ..................................   1,300,000    39,260,000
  b Gibraltar Steel Corp. .........................   1,012,800    17,521,440
    ITT Industries Inc. ...........................     700,000    40,810,000
a,b Mettler-Toledo International Inc.
    (Switzerland) .................................   2,931,600   104,071,800
  a Varian Inc. ...................................   1,302,300    41,165,703
  a Wilson Greatbatch Technologies Inc. ...........     346,200    11,351,898
                                                                 ------------
                                                                  361,539,040
                                                                 ------------



86 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



  FRANKLIN SMALL-MID CAP GROWTH FUND                       SHARES         VALUE
-------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    REAL ESTATE 1.1%
  a Host Marriott Corp. ..............................   4,673,300   $36,077,876
    Starwood Hotels & Resorts Worldwide Inc. .........   1,391,100    37,337,124
                                                                    ------------
                                                                      73,415,000
                                                                    ------------
    RETAIL TRADE 4.2%
  a 99 Cents Only Stores .............................     662,200    19,508,412
  a Amazon.com Inc. ..................................   1,204,800    34,541,616
  a AutoZone Inc. ....................................     680,900    55,023,529
  a Barnes & Noble Inc. ..............................     210,500     4,146,850
  a Dollar Tree Stores Inc. ..........................   1,404,100    35,734,345
    Foot Locker Inc. .................................   2,083,900    22,922,900
  a Gymboree Corp. ...................................   1,071,400    17,903,094
    Ross Stores Inc. .................................   1,275,000    48,322,500
    Tiffany & Co. ....................................   1,205,900    33,451,666
  a Tuesday Morning Corp. ............................     222,200     5,195,036
  a Williams-Sonoma Inc. .............................     330,800     8,561,104
                                                                    ------------
                                                                     285,311,052
                                                                    ------------
    TECHNOLOGY SERVICES 9.0%
  a Actuate Corp. ....................................   2,605,800     4,742,556
    Adobe Systems Inc. ...............................   1,125,000    38,880,000
  a Affiliated Computer Services Inc., A .............   2,829,917   134,987,041
  a The Bisys Group Inc. .............................   1,263,200    21,322,816
  a Check Point Software Technologies Ltd. (Israel) ..     901,000    14,172,730
  a CheckFree Corp. ..................................   1,215,200    33,503,064
  a Cognos Inc. (Canada) .............................     465,600    12,636,384
  a Hewitt Associates Inc. ...........................     523,600    14,508,956
a,c i2 Technologies Inc. .............................   7,608,600     6,010,794
  a Informatica Corp. ................................   2,021,800    13,202,354
  a Intuit Inc. ......................................     799,100    30,989,098
  a Mercury Interactive Corp. ........................   1,752,100    59,466,274
  a NetIQ Corp. ......................................   1,256,300    17,311,814
  a Nuance Communications Inc. .......................   1,348,700     4,922,755
  a Quest Software Inc. ..............................   1,728,000    18,489,600
  a Retek Inc. .......................................   1,804,300    11,276,875
  a RSA Security Inc. ................................   2,418,600    23,194,374
  a Sapient Corp. ....................................   4,296,300     8,162,970
  a Serena Software Inc. .............................     770,400    12,141,504
  a Verity Inc. ......................................   1,541,200    25,476,036
  a webMethods Inc. ..................................     634,900     6,387,094
  a Yahoo! Inc. ......................................   3,621,900    89,750,682
                                                                    ------------
                                                                     601,535,771
                                                                    ------------




                                                                ANNUAL REPORT 87

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



    FRANKLIN SMALL-MID CAP GROWTH FUND                    SHARES        VALUE
-------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)

    TRANSPORTATION 3.8%
a   Alaska Air Group Inc. ...........................     757,700 $   13,509,791
a,b Atlantic Coast Airlines Holdings Inc. ...........   2,800,000     23,380,000
    C.H. Robinson Worldwide Inc. ....................   2,751,200    101,216,648
    Expeditors International of Washington Inc. .....   3,000,700    109,102,449
    SkyWest Inc. ....................................     645,100      8,250,829
                                                                  --------------
                                                                     255,459,717
                                                                  --------------
    UTILITIES .1%
a   Sierra Pacific Resources ........................   2,179,287      8,041,569
                                                                  --------------
    TOTAL COMMON STOCKS (COST $6,262,107,184) .......              6,003,341,993
                                                                  --------------
    CONVERTIBLE PREFERRED STOCKS
    ELECTRONIC TECHNOLOGY
a,c 3Ware Inc., cvt. pfd., A-1 ......................     107,456      1,010,086
a,c 3Ware Inc., cvt. pfd., D ........................     855,446             --
a,c Anda Networks Inc., cvt. pfd., D ................     364,431             --
a,c Kestrel Solutions Inc., cvt. pfd., D ............     239,831             --
                                                                  --------------
    TOTAL CONVERTIBLE PREFERRED STOCKS
    (COST $13,905,906) ..............................                  1,010,086
                                                                  --------------

                                                       PRINCIPAL
                                                         AMOUNT
                                                      -----------
  CONVERTIBLE BOND (COST $5,500,000) .1%
  HEALTH TECHNOLOGY
  InterMune Inc., cvt., 5.75%, 7/15/06 .............. $ 5,500,000      5,225,000
                                                                  --------------
  TOTAL LONG TERM INVESTMENTS (COST $6,281,513,090) .              6,009,577,079
                                                                  --------------

                                                         SHARES
                                                      -----------
  SHORT TERM INVESTMENT (COST $167,074,536) 2.5%
d Franklin Institutional Fiduciary
  Trust Money Market Portfolio ...................... 167,074,536    167,074,536
                                                                  --------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
  (COST $6,448,587,626) .............................              6,176,651,615
                                                                  --------------



88
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                                                      PRINCIPAL
  FRANKLIN SMALL-MID CAP GROWTH FUND                                                    AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS 13.4%

e Joint Repurchase Agreement, 1.286%, 5/01/03, (Maturity Value $631,471,186) ..... $631,448,629    $631,448,629
   ABN AMRO Bank, N.V., New York Branch (Maturity Value $62,938,733)
   Banc of America Securities LLC (Maturity Value $62,938,733)
   Barclays Capital Inc. (Maturity Value $55,942,032)
   Bear, Stearns & Co., Inc. (Maturity Value $55,942,032)
   BNP Paribas Securities Corp. (Maturity Value $62,938,733)
   Deutsche Bank Securities Inc. (Maturity Value $62,938,733)
   Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $62,938,733)
   Goldman, Sachs & Co. (Maturity Value $55,942,032)
   Lehman Brothers Inc. (Maturity Value $23,073,959)
   Morgan Stanley & Co. Inc. (Maturity Value $62,938,733)
   UBS Warburg LLC (Maturity Value $62,938,733)
   Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government
   Agency Securities
f Barclays Capital Markets, 1.35%, 5/01/03, (Maturity Value $32,502,438) .........   32,501,219      32,501,219
   Collateralized by U.S. Government Agency Securities
f Bear, Sterns & Co. Inc., 1.35%, 5/01/03, (Maturity Value $27,102,032) ..........   27,101,016      27,101,016
   Collateralized by U.S. Government Agency Securities
f Deutsche Bank Securities Inc., 1.34%, 5/01/03, (Maturity Value $50,003,722) ....   50,001,861      50,001,861
   Collateralized by U.S. Government Agency Securities
f Goldman, Sachs & Co., 1.36%, 5/01/03, (Maturity Value $50,003,778) .............   50,001,889      50,001,889
   Collateralized by U.S. Government Agency Securities
f J. P. Morgan Securities, Inc., 1.36%, 5/01/03, (Maturity Value $34,894,636) ....   34,893,318      34,893,318
   Collateralized by U.S. Government Agency Securities
f Merrill Lynch Government Securities Inc., 1.36%, 5/01/03,
  (Maturity Value $1,659,126) ....................................................    1,659,063       1,659,063
   Collateralized by U.S. Government Agency Securities
f Morgan Stanley & Co. Inc., 1.35%, 5/01/03, (Maturity Value $46,852,514) ........   46,850,757      46,850,757
   Collateralized by U.S. Government Agency Securities
f UBS Warburg LLC, 1.34%, 5/01/03, (Maturity Value $22,113,646) ..................   22,112,823      22,112,823
   Collateralized by U.S. Government Agency Securities
                                                                                                 --------------
  TOTAL REPURCHASE AGREEMENTS (COST $896,570,575) ................................                  896,570,575
                                                                                                 --------------
  TOTAL INVESTMENTS (COST $7,345,158,201) 105.3% .................................                7,073,222,190
  OTHER ASSETS, LESS LIABILITIES (5.3)% ..........................................                 (352,923,525)
                                                                                                 --------------
  NET ASSETS 100.0% ..............................................................               $6,720,298,665
                                                                                                 ==============


a Non-income producing
b See Note 8 regarding holdings of 5% voting securities.
c See Note 7 regarding restricted securities.
d See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
e See Note 1(c) regarding joint repurchase agreement.
f Collateral for loaned securities. See Note 1(e).

                       See notes to financial statements.


                                                                ANNUAL REPORT 89

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003


                                                                FRANKLIN        FRANKLIN       FRANKLIN
                                                               AGGRESSIVE       FLEX CAP       LARGE CAP
                                                               GROWTH FUND     GROWTH FUND    GROWTH FUND
---------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................................    $117,378,381  $1,235,631,512   $87,211,002
                                                               ==========================================
  Value [including $46,326,408 of securities
  loaned (Note 1e)] .......................................     117,507,567   1,353,948,973    90,526,428
 Repurchase agreements, at value and cost .................              --      47,453,780            --
 Receivables:
  Investment securities sold ..............................         295,548       1,812,297            --
  Capital shares sold .....................................       7,666,530       1,685,103        92,920
  Dividends and interest ..................................          23,817         234,827        39,776
                                                               ------------------------------------------
      Total assets ........................................     125,493,462   1,405,134,980    90,659,124
                                                               ------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................         422,107              --            --
  Capital shares redeemed .................................         110,121       3,299,575       152,469
  Affiliates ..............................................         182,662       1,262,286       126,630
  Unaffiliated transfer agent fees ........................          52,015         475,635        21,354
  Shareholders ............................................          40,246         465,373        25,750
  Collateral on securities loaned (Note 1e) ...............              --      47,453,780            --
 Other liabilities ........................................          15,335          52,442        16,814
                                                               ------------------------------------------
      Total liabilities ...................................         822,486      53,009,091       343,017
                                                               ------------------------------------------
       Net assets, at value ...............................    $124,670,976  $1,352,125,889   $90,316,107
                                                               ==========================================
Net assets consist of:
 Net unrealized appreciation (depreciation) ...............    $    129,186   $ 118,317,461   $ 3,315,426
 Accumulated net realized gain (loss) .....................    (218,839,726)   (567,971,243)  (89,658,120)
 Capital shares ...........................................     343,381,516   1,801,779,671   176,658,801
                                                               ------------------------------------------
       Net assets, at value ...............................    $124,670,976  $1,352,125,889   $90,316,107
                                                               ==========================================



                       See notes to financial statements.

90 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003


                                                                 FRANKLIN        FRANKLIN       FRANKLIN
                                                                AGGRESSIVE       FLEX CAP       LARGE CAP
                                                                GROWTH FUND     GROWTH FUND    GROWTH FUND
CLASS A:
 Net assets, at value .....................................    $ 67,934,108  $1,025,348,112   $41,247,763
                                                               ===========================================
 Shares outstanding .......................................       7,148,837      40,108,821     5,534,479
                                                               ===========================================
 Net asset value per share a ..............................           $9.50          $25.56         $7.45
                                                               ===========================================
 Maximum offering price per share
(net asset value per share / 94.25%) ......................          $10.08          $27.12         $7.90
                                                               ===========================================
CLASS B:
 Net assets, at value .....................................    $ 13,099,851  $   92,632,484   $ 5,497,239
                                                               ===========================================
 Shares outstanding .......................................       1,409,115       3,747,307       756,007
                                                               ===========================================
 Net asset value and maximum
 offering price per share a ...............................           $9.30          $24.72         $7.27
                                                               ===========================================
CLASS C:
 Net assets, at value .....................................    $ 25,659,977  $  219,022,566   $28,864,471
                                                               ===========================================
 Shares outstanding .......................................       2,765,029       8,841,943     3,968,610
                                                               ===========================================
 Net asset value per share a ..............................           $9.28          $24.77         $7.27
                                                               ===========================================
 Maximum offering price per share
 (net asset value per share / 99%) ........................           $9.37          $25.02         $7.34
                                                               ===========================================
CLASS R:
 Net assets, at value .....................................    $    607,736  $   15,122,727   $ 1,659,362
                                                               ===========================================
 Shares outstanding .......................................          64,182         593,288       222,923
                                                               ===========================================
 Net asset value and maximum offering price per share a ...           $9.47          $25.49         $7.44
                                                               ===========================================
ADVISOR CLASS:
 Net assets, at value .....................................    $ 17,369,304              --   $13,047,272
                                                               ===========================================
 Shares outstanding .......................................       1,805,535              --     1,731,640
                                                               ===========================================
 Net asset value and maximum offering price per share .....           $9.62              --         $7.53
                                                               ===========================================



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

                                                                ANNUAL REPORT 91

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003


                                                                              FRANKLIN        FRANKLIN
                                                                              SMALL CAP    SMALL-MID CAP
                                                                           GROWTH FUND II    GROWTH FUND
-----------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ......................................       $1,191,551,114  $5,810,390,509
  Cost - Non-controlled affiliated issuers .........................            5,815,503     638,197,117
                                                                           ==============================
  Value - Unaffiliated issuers [including $253,956,193
   of securities loaned (Note 1e)] .................................        1,089,656,896   5,689,073,200
  Value - Non-controlled affiliated issuers ........................            7,689,387     487,578,415
 Repurchase agreements, at value and cost ..........................                   --     896,570,575
 Receivables:
  Investment securities sold .......................................            6,349,641      53,198,056
  Capital shares sold ..............................................            2,726,575       8,327,171
  Dividends and interest ...........................................              233,136         945,146
                                                                           ------------------------------
      Total assets .................................................        1,106,655,635   7,135,692,563
                                                                           ------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..................................            7,784,530     123,911,908
  Capital shares redeemed ..........................................            2,921,130      18,007,766
  Affiliates .......................................................            1,259,908       5,017,369
  Unaffiliated transfer agent fees .................................              306,250       2,475,387
  Shareholders .....................................................               55,653         668,457
  Collateral on securities loaned (Note 1e) ........................                   --     265,121,946
 Other liabilities .................................................               51,288         191,065
                                                                           ------------------------------
      Total liabilities ............................................           12,378,759     415,393,898
                                                                           ------------------------------
       Net assets, at value ........................................       $1,094,276,876  $6,720,298,665
                                                                           ==============================
Net assets consist of:
 Undistributed net investment income ...............................        $      (2,500)  $          --
 Net unrealized appreciation (depreciation) ........................         (100,020,334)   (271,936,011)
 Accumulated net realized gain (loss) ..............................         (357,859,913) (1,922,898,004)
 Capital shares ....................................................        1,552,159,623   8,915,132,680
                                                                           ------------------------------
       Net assets, at value ........................................       $1,094,276,876  $6,720,298,665
                                                                           ==============================



                       See notes to financial statements.

92
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003


                                                                               FRANKLIN        FRANKLIN
                                                                               SMALL CAP     SMALL-MID CAP
                                                                            GROWTH FUND II    GROWTH FUND
                                                                           --------------------------------
CLASS A:
 Net assets, at value .................................................     $ 696,642,195  $5,791,141,473
                                                                           ================================
 Shares outstanding ...................................................        93,334,504     250,262,327
                                                                           ================================
 Net asset value per share a ..........................................             $7.46          $23.14
                                                                           ================================
 Maximum offering price per share
(net asset value per share / 94.25%) ..................................             $7.92          $24.55
                                                                           ================================
CLASS B:
 Net assets, at value .................................................     $  96,076,981   $   7,600,708
                                                                           ================================
 Shares outstanding ...................................................        13,115,875         330,497
                                                                           ================================
 Net asset value and maximum offering price per share a ...............             $7.33          $23.00
                                                                           ================================
CLASS C:
 Net assets, at value .................................................     $ 163,466,466   $ 639,524,129
                                                                           ================================
 Shares outstanding ...................................................        22,301,548      28,591,407
                                                                           ================================
 Net asset value per share a ..........................................             $7.33          $22.37
                                                                           ================================
 Maximum offering price per share (net asset value per share / 99%) ...             $7.40          $22.60
                                                                           ================================
CLASS R:
 Net assets, at value .................................................     $   2,562,427   $  15,309,137
                                                                           ================================
 Shares outstanding ...................................................           344,186         663,877
                                                                           ================================
 Net asset value and maximum offering price per share a ...............             $7.45          $23.06
                                                                           ================================
ADVISOR CLASS:
 Net assets, at value .................................................     $ 135,528,807   $ 266,723,218
                                                                           ================================
 Shares outstanding ...................................................        17,948,848      11,437,150
                                                                           ================================
 Net asset value and maximum offering price per share .................             $7.55          $23.32
                                                                           ================================


a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

                                                                ANNUAL REPORT 93

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2003


                                                                      FRANKLIN        FRANKLIN        FRANKLIN
                                                                     AGGRESSIVE       FLEX CAP        LARGE CAP
                                                                     GROWTH FUND     GROWTH FUND     GROWTH FUND
                                                                   ----------------------------------------------
Investment income:
 Dividends ....................................................   $     441,723    $   9,888,976    $     909,845
 Interest .....................................................         104,644          773,081               --
                                                                  -----------------------------------------------
      Total investment income .................................         546,367       10,662,057          909,845
                                                                  -----------------------------------------------
Expenses:
 Management fees (Note 3) .....................................         564,816        6,250,209          431,363
 Administrative fees (Note 3) .................................         242,371               --          183,276
 Distribution fees (Note 3)
  Class A .....................................................         226,318        2,665,147          143,382
  Class B .....................................................         136,579          918,704           54,479
  Class C .....................................................         276,648        2,264,439          309,677
  Class R .....................................................           1,393           26,588            2,845
 Transfer agent fees (Note 3) .................................         833,340        4,686,118          340,102
 Custodian fees ...............................................           1,101           12,929              862
 Reports to shareholders ......................................          57,218          311,398           19,947
 Registration and filing fees .................................          61,938           67,084           50,894
 Professional fees ............................................          20,537           35,519           23,905
 Trustees' fees and expenses ..................................           1,514           17,145               --
 Other ........................................................           7,653           83,328               --
                                                                  -----------------------------------------------
      Total expenses ..........................................       2,431,426       17,338,608        1,560,732
                                                                  -----------------------------------------------
       Net investment income (loss) ...........................      (1,885,059)      (6,676,551)        (650,887)
                                                                  -----------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................................     (57,119,587)    (192,122,639)     (20,879,204)
  Foreign currency transactions ...............................              --               --              241
                                                                  -----------------------------------------------
       Net realized gain (loss) ...............................     (57,119,587)    (192,122,639)     (20,878,963)
                                                                  -----------------------------------------------
 Net unrealized appreciation (depreciation) on investments ....      18,241,276     (114,114,605)       2,046,398
                                                                  -----------------------------------------------
Net realized and unrealized gain (loss) .......................     (38,878,311)    (306,237,244)     (18,832,565)
                                                                  -----------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..............................................   $ (40,763,370)   $(312,913,795)   $ (19,483,452)
                                                                  ================================================



                       See notes to financial statements.

94 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2003


                                                                              FRANKLIN         FRANKLIN
                                                                              SMALL CAP      SMALL-MID CAP
                                                                           GROWTH FUND II     GROWTH FUND
                                                                           -------------------------------
Investment income:
 Dividends
  Unaffiliated issuers .................................................    $  4,917,767     $  30,913,019
  Non-controlled affiliated issuers (Note 8) ...........................              --           162,048
 Interest                                                                      1,818,181        10,285,566
                                                                           -------------------------------
      Total investment income ..........................................       6,735,948        41,360,633
                                                                           -------------------------------
Expenses:
 Management fees (Note 3) ..............................................       5,479,627        30,464,349
 Administrative fees (Note 3) ..........................................       2,389,820                --
 Distribution fees (Note 3)
  Class A ..............................................................       2,708,096        14,614,553
  Class B ..............................................................       1,039,726            30,762
  Class C ..............................................................       1,797,718         6,835,574
  Class R ..............................................................           7,793            34,122
 Transfer agent fees (Note 3) ..........................................       3,266,291        20,088,778
 Custodian fees ........................................................          11,994            87,265
 Reports to shareholders ...............................................         212,029           816,877
 Registration and filing fees ..........................................          94,214           162,171
 Professional fees .....................................................          43,775           127,538
 Trustees' fees and expenses ...........................................          14,854            84,139
 Other .................................................................          68,987           438,541
                                                                           -------------------------------
      Total expenses ...................................................      17,134,924        73,784,669
                                                                           -------------------------------
       Net investment income (loss) ....................................     (10,398,976)      (32,424,036)
                                                                           -------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ................................................    (239,586,235)     (791,299,883)
   Non-controlled affiliated issuers (Note 8) ..........................     (19,410,609)     (131,111,396)
  Foreign currency transactions ........................................              --            23,591
                                                                           -------------------------------
       Net realized gain (loss) ........................................    (258,996,844)     (922,387,688)
  Net unrealized appreciation (depreciation) on investments ............    (136,877,667)     (854,007,849)
                                                                           -------------------------------
Net realized and unrealized gain (loss) ................................    (395,874,511)   (1,776,395,537)
                                                                           -------------------------------
Net increase (decrease) in net assets resulting from operations ........   $(406,273,487)  $(1,808,819,573)
                                                                           ===============================


                       See notes to financial statements.

                                                                ANNUAL REPORT 95

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                            FRANKLIN AGGRESSIVE GROWTH FUND       FRANKLIN FLEX CAP GROWTH FUND
                                                         -----------------------------------------------------------------------
                                                                2003               2002             2003                2002
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ......................... $   (1,885,059)   $    (2,567,495)   $    (6,676,551)   $    (8,884,527)
  Net realized gain (loss) from investments and
 foreign currency transactions .........................    (57,119,587)       (35,079,836)      (192,122,639)      (172,035,635)
  Net unrealized appreciation (depreciation) on
  investments ..........................................     18,241,276         (6,833,562)      (114,114,605)       (39,075,696)
                                                         -----------------------------------------------------------------------
     Net increase (decrease) in net assets
 resulting from operations .............................    (40,763,370)       (44,480,893)      (312,913,795)      (219,995,858)
 Capital share transactions: (Note 2)
   Class A .............................................     (8,539,489)        (2,412,213)      (133,487,430)      (113,980,712)
   Class B .............................................     (2,378,058)        (1,984,849)        (2,943,526)         9,560,450
   Class C .............................................     (5,476,183)        (7,652,221)       (27,822,359)       (30,974,611)
   Class R .............................................        541,901             58,024         14,181,938            457,819
   Advisor Class .......................................      9,018,120         (9,094,852)              --                 --
                                                         -----------------------------------------------------------------------
 Total capital share transactions ......................     (6,833,709)       (21,086,111)      (150,071,377)      (134,937,054)
      Net increase (decrease) in net assets ............    (47,597,079)       (65,567,004)      (462,985,172)
                                                                                                                    (354,932,912)
Net assets (there is no undistributed income
 at beginning or end of year):
  Beginning of year ....................................    172,268,055        237,835,059      1,815,111,061      2,170,043,973
                                                         -----------------------------------------------------------------------
  End of year .......................................... $  124,670,976    $   172,268,055    $ 1,352,125,889    $ 1,815,111,061
                                                         -----------------------------------------------------------------------


                       See notes to financial statements.

96 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                      FRANKLIN LARGE CAP GROWTH FUND    FRANKLIN SMALL CAP GROWTH FUND II
                                                  -------------------------------------------------------------------------
                                                         2003               2002             2003                2002
                                                  -------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ................   $      (650,887)   $      (444,746)   $   (10,398,976)   $    (9,329,963)
  Net realized gain (loss) from investments and
   foreign currency transactions ..............       (20,878,963)       (27,824,362)      (258,996,844)       (25,946,918)
  Net unrealized appreciation (depreciation)
 on investments ...............................         2,046,398         (5,550,519)      (136,877,667)        19,480,932
                                                  -------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..............       (19,483,452)       (33,819,627)      (406,273,487)       (15,795,949)
 Capital share transactions: (Note 2)
   Class A ....................................          (899,506)         2,037,494       (111,806,312)       622,216,178
   Class B ....................................          (159,688)           395,558        (12,854,469)        46,202,512
   Class C ....................................        (3,952,304)        (3,046,510)       (23,171,709)        98,858,392
   Class R ....................................         1,504,567            149,048          2,189,292            490,721
   Advisor Class ..............................        (1,673,559)         4,129,173         17,302,764        102,167,643
                                                  -------------------------------------------------------------------------
 Total capital share transactions .............        (5,180,490)         3,664,763       (128,340,434)       869,935,446
      Net increase (decrease) in net assets ...       (24,663,942)       (30,154,864)      (534,613,921)       854,139,497
Net assets:
 Beginning of year ............................       114,980,049        145,134,913      1,628,890,797        774,751,300
                                                  -------------------------------------------------------------------------
 End of year ..................................   $    90,316,107    $   114,980,049    $ 1,094,276,876    $ 1,628,890,797
                                                  =========================================================================
Undistributed net investment income included in
 net assets:
  End of year .................................   $            --    $            --    $        (2,500)   $        (3,750)
                                                  =========================================================================



                       See notes to financial statements.

                                                                ANNUAL REPORT 97

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                                               FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                            -------------------------------------
                                                                                    2003                 2002
                                                                             -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ...........................................   $    (32,424,036)   $    (24,751,504)
  Net realized gain (loss) from investments
   and foreign currency transactions .....................................       (922,387,688)       (389,172,078)
  Net unrealized appreciation (depreciation) on investments ..............       (854,007,849)     (1,334,529,067)
                                                                             -------------------------------------
      Net increase (decrease) in net assets resulting from operations ....     (1,808,819,573)     (1,748,452,649)
Distributions to shareholders from:
  Net investment income:
   Class A ...............................................................               --           (22,930,105)
   Advisor Class .........................................................               --            (1,841,889)
                                                                             -------------------------------------
 Total distributions to shareholders .....................................               --           (24,771,994)
 Capital share transactions: (Note 2)
   Class A ...............................................................       (445,462,797)       (307,123,419)
   Class B ...............................................................          7,284,870                --
   Class C ...............................................................       (113,259,371)       (115,579,675)
   Class R ...............................................................         13,874,312           1,286,320
   Advisor Class .........................................................         10,441,597          23,755,586
                                                                             -------------------------------------
 Total capital share transactions ........................................       (527,121,389)       (397,661,188)
      Net increase (decrease) in net assets ..............................     (2,335,940,962)     (2,170,885,831)
Net assets (there is no undistributed income at beginning or end of year):
 Beginning of year .......................................................      9,056,239,627      11,227,125,458
                                                                             -------------------------------------
 End of year .............................................................   $  6,720,298,665    $  9,056,239,627
                                                                             ====================================


                       See notes to financial statements.

98 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2002, the Franklin California Growth Fund was renamed the Franklin Flex Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT AND REPURCHASE AGREEMENTS

Certain Funds may enter into a joint repurchase agreement, whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2003, all repurchase agreements held by the Funds had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.








                                                                ANNUAL REPORT 99

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)




E. SECURITIES LENDING

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund received interest income of $124,832 and $4,007,110, respectively from the investment of cash collateral, adjusted by lender fees and broker rebates. The funds bear the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the Funds in the case of default of any securities borrower.

F. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.










100
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST




The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2002, the Franklin Small-Mid Cap Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A, CLASS B, CLASS C & CLASS R    CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund          Franklin Aggressive Growth Fund
                                       Franklin Large Cap Growth Fund
                                       Franklin Small Cap Growth Fund II
                                       Franklin Small-Mid Cap Growth Fund

At April 30, 2003, there were an unlimited number of shares authorized ($.01 par value).
Transactions in the Funds' shares were as
follows:


                                          FRANKLIN                        FRANKLIN
                                   AGGRESSIVE GROWTH FUND            FLEX CAP GROWTH FUND
                               --------------------------------------------------------------
                                  SHARES         AMOUNT            SHARES          AMOUNT
                               --------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2003
 Shares sold ...............    3,455,372    $  33,030,706        9,053,907    $ 227,727,106
 Shares redeemed ...........   (4,396,422)     (41,570,195)     (14,496,172)    (361,214,536)
                               --------------------------------------------------------------
 Net increase (decrease) ...     (941,050)   $  (8,539,489)      (5,442,265)   $(133,487,430)
                               ==============================================================
Year ended April 30, 2002
 Shares sold ...............    5,775,894    $  77,273,704       10,619,443    $ 333,078,493
 Shares redeemed ...........   (6,030,718)     (79,685,917)     (14,401,470)    (447,059,205)
                               --------------------------------------------------------------
 Net increase (decrease) ...     (254,824)   $  (2,412,213)      (3,782,027)   $(113,980,712)
                               ==============================================================
CLASS B SHARES:
Year ended April 30, 2003
 Shares sold ...............      219,972    $   2,013,478          750,467    $  18,400,012
 Shares redeemed ...........     (470,942)      (4,391,536)        (883,076)     (21,343,538)
                               --------------------------------------------------------------
 Net increase (decrease) ...     (250,970)   $  (2,378,058)        (132,609)   $  (2,943,526)
                               ==============================================================
Year ended April 30, 2002
 Shares sold ...............      306,491    $   4,012,271          924,866    $  28,503,093
 Shares redeemed ...........     (465,055)      (5,997,120)        (630,344)     (18,942,643)
                               --------------------------------------------------------------
 Net increase (decrease) ...     (158,564)   $  (1,984,849)         294,522    $   9,560,450
                                ==============================================================
CLASS C SHARES:
Year ended April 30, 2003
 Shares sold ...............      695,151    $   6,239,279        1,435,157    $  35,197,057
 Shares redeemed ...........   (1,285,394)     (11,715,462)      (2,594,409)     (63,019,416)
                               --------------------------------------------------------------
 Net increase (decrease) ...     (590,243)   $  (5,476,183)      (1,159,252)   $ (27,822,359)
                               ==============================================================
Year ended April 30, 2002
 Shares sold ...............      734,779    $   9,650,056        1,631,632    $  50,088,354
 Shares redeemed ...........   (1,361,312)     (17,302,277)      (2,680,061)     (81,062,965)
                               --------------------------------------------------------------
 Net increase (decrease) ...     (626,533)   $  (7,652,221)      (1,048,429)   $ (30,974,611)
                               ==============================================================







                                                               ANNUAL REPORT 101

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)



                                                             FRANKLIN                       FRANKLIN
                                                      AGGRESSIVE GROWTH FUND           FLEX CAP GROWTH FUND
                                                    -------------------------------------------------------------
                                                        SHARES         AMOUNT            SHARES          AMOUNT
                                                    -------------------------------------------------------------
CLASS R SHARES:
Year ended April 30, 2003
 Shares sold ....................................       66,367       $ 599,407           671,792      $16,429,703
 Shares redeemed ................................       (6,478)        (57,506)          (92,947)      (2,247,765)
                                                    -------------------------------------------------------------
 Net increase (decrease) ........................       59,889       $ 541,901           578,845      $14,181,938
                                                    =============================================================
Year ended April 30, 2002a
 Shares sold ....................................        4,293       $  58,024            14,864      $   470,753
 Shares redeemed ................................           --              --              (421)         (12,934)
                                                    -------------------------------------------------------------
 Net increase (decrease) ........................        4,293       $  58,024            14,443      $   457,819
                                                    =============================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2003
 Shares sold ....................................    1,315,569     $12,554,862
 Shares redeemed ................................     (376,703)     (3,536,742)
                                                    ---------------------------
 Net increase (decrease) ........................      938,866     $ 9,018,120
                                                    ===========================
Year ended April 30, 2002
 Shares sold ....................................      359,301     $ 4,780,127
 Shares redeemed ................................     (939,373)    (13,874,979)
                                                    ---------------------------
 Net increase (decrease) ........................     (580,072)    $(9,094,852)
                                                    ===========================


                                                             FRANKLIN                        FRANKLIN
                                                       LARGE CAP GROWTH FUND         SMALL CAP GROWTH FUND II
                                                    -------------------------------------------------------------
                                                        SHARES      AMOUNT               SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2003
 Shares sold ....................................    1,859,201   $  13,752,473        44,133,306    $ 334,297,626
 Shares redeemed ................................   (1,973,488)    (14,651,979)      (60,785,090)    (446,103,938)
                                                    -------------------------------------------------------------
 Net increase (decrease) ........................     (114,287)  $    (899,506)      (16,651,784)   $(111,806,312)
                                                    =============================================================
Year ended April 30, 2002
 Shares sold ....................................    2,239,243   $  22,197,981        94,118,880    $ 889,510,540
 Shares redeemed ................................   (2,143,398)    (20,160,487)      (28,589,426)    (267,294,362)
                                                    -------------------------------------------------------------
 Net increase (decrease) ........................       95,845   $   2,037,494        65,529,454    $ 622,216,178
                                                    =============================================================
CLASS B SHARES:
Year ended April 30, 2003
 Shares sold ....................................      236,908   $   1,729,164         1,106,022    $   8,854,675
 Shares redeemed ................................     (257,214)     (1,888,852)       (3,017,850)     (21,709,144)
                                                    -------------------------------------------------------------
 Net increase (decrease) ........................      (20,306)  $    (159,688)       (1,911,828)   $ (12,854,469)
                                                    =============================================================
Year ended April 30, 2002
 Shares sold ....................................      308,483   $   2,950,565         6,101,621    $  58,530,477
 Shares redeemed ................................     (260,149)     (2,555,007)       (1,329,496)     (12,327,965)
                                                    -------------------------------------------------------------
 Net increase (decrease) ........................       48,334   $     395,558         4,772,125    $  46,202,512
                                                    =============================================================





102
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)





                                          FRANKLIN                         FRANKLIN
                                   LARGE CAP GROWTH FUND           SMALL CAP GROWTH FUND II
                                 ------------------------------------------------------------
                                   SHARES          AMOUNT           SHARES          AMOUNT
                                 ------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2003
 Shares sold .............       1,245,222    $   9,120,963        2,720,470    $  21,478,940
 Shares redeemed .........      (1,789,137)     (13,073,267)      (6,186,534)     (44,650,649)
                                -------------------------------------------------------------
 Net increase (decrease) .        (543,915)   $  (3,952,304)      (3,466,064)   $ (23,171,709)
                                =============================================================
Year ended April 30, 2002
 Shares sold .............       1,342,177    $  13,010,883       13,444,494    $ 128,117,219
 Shares redeemed .........      (1,661,054)     (16,057,393)      (3,156,887)     (29,258,827)
                                -------------------------------------------------------------
 Net increase (decrease) .        (318,877)   $  (3,046,510)      10,287,607    $  98,858,392
                                =============================================================
CLASS R SHARES:
Year ended April 30, 2003
 Shares sold .............         247,400    $   1,800,732          377,262    $   2,758,750
 Shares redeemed .........         (39,987)        (296,165)         (83,315)        (569,458)
                                -------------------------------------------------------------
 Net increase (decrease) .         207,413    $   1,504,567          293,947    $   2,189,292
                                =============================================================
Year ended April 30, 2002 a
 Shares sold .............          15,510    $     149,048           50,355    $     491,863
 Shares redeemed .........            --               --               (116)          (1,142)
                                -------------------------------------------------------------
 Net increase (decrease) .          15,510    $     149,048           50,239    $     490,721
                                =============================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2003
 Shares sold .............         359,016    $   2,766,918        7,463,918    $  57,978,761
 Shares redeemed .........        (564,245)      (4,440,477)      (5,501,092)     (40,675,997)
                                 -------------------------------------------------------------
Net increase (decrease) .        (205,229)    $  (1,673,559)       1,962,826    $  17,302,764
                                =============================================================
Year ended April 30, 2002
 Shares sold .............         204,748    $   2,013,764       11,967,255    $ 115,347,105
 Shares issued on merger b        1,613,797       15,540,868             --               --
 Shares redeemed .........      (1,416,328)     (13,425,459)      (1,374,760)     (13,179,462)
                                -------------------------------------------------------------
 Net increase (decrease) .         402,217    $   4,129,173       10,592,495    $ 102,167,643
                                =============================================================


                                                        FRANKLIN
                                               SMALL-MID CAP GROWTH FUND
                                            --------------------------------
                                               SHARES            AMOUNT
                                            --------------------------------
CLASS A SHARES:
Year ended April 30, 2003
 Shares sold ...............................  74,703,433    $ 1,695,615,795
 Shares redeemed ........................... (94,272,674)    (2,141,078,592)
                                             ------------------------------
 Net increase (decrease) ................... (19,569,241)   $  (445,462,797)
                                             ==============================
Year ended April 30, 2002
 Shares sold ...............................  95,687,226    $ 2,894,403,885
 Shares issued in reinvestment
  of distributions .........................     679,792         20,543,143
 Shares redeemed ...........................(107,850,497)    (3,222,070,447)
                                             ------------------------------
 Net increase (decrease) ................... (11,483,479)   $  (307,123,419)
                                             ==============================






                                                               ANNUAL REPORT 103

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)



                                                            FRANKLIN
                                                     SMALL-MID CAP GROWTH FUND
                                                   ----------------------------
                                                       SHARES        AMOUNT
                                                   ----------------------------
CLASS B SHARES:
Year ended April 30, 2003 c
 Shares sold ..................................        392,809    $   8,640,189
 Shares redeemed ..............................        (62,312)      (1,355,319)
                                                   ----------------------------
 Net increase (decrease) ......................        330,497    $   7,284,870
                                                   ============================
CLASS C SHARES:
Year ended April 30, 2003
 Shares sold ..................................      3,311,314    $  73,818,256
 Shares redeemed ..............................     (8,497,251)    (187,077,627)
                                                   ----------------------------
 Net increase (decrease) ......................     (5,185,937)   $(113,259,371)
                                                   ============================
Year ended April 30, 2002
 Shares sold ..................................      4,149,584    $ 123,090,340
 Shares redeemed ..............................     (8,175,786)    (238,670,015)
                                                   ----------------------------
 Net increase (decrease) ......................     (4,026,202)   $(115,579,675)
                                                   ============================
CLASS R SHARES:
Year ended April 30, 2003
 Shares sold ..................................        748,373    $  16,754,644
 Shares redeemed ..............................       (128,004)      (2,880,332)
                                                   ----------------------------
 Net increase (decrease) ......................        620,369    $  13,874,312
                                                   ============================
Year ended April 30, 2002 a
 Shares sold ..................................         45,596    $   1,347,548
 Shares redeemed ..............................         (2,088)         (61,228)
                                                   ----------------------------
 Net increase (decrease) ......................         43,508    $   1,286,320
                                                   ============================
ADVISOR CLASS SHARES:
Year ended April 30, 2003
 Shares sold ..................................      5,626,769    $ 130,408,284
 Shares redeemed ..............................     (5,291,663)    (119,966,687)
                                                   ----------------------------
 Net increase (decrease) ......................        335,106    $  10,441,597
                                                   ============================
Year ended April 30, 2002
 Shares sold ..................................      6,227,519    $ 192,380,519
 Shares issued in reinvestment of distributions         43,579        1,322,647
 Shares redeemed ..............................     (5,580,056)    (169,947,580)
                                                   ----------------------------
 Net increase (decrease) ......................        691,042    $  23,755,586
                                                   ============================





a For the period January 1, 2002 (effective date) to April 30, 2002.
b On March 28, 2002, the Franklin Large Cap Growth Fund acquired the net assets of the FTI Large Capitalization Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by the FTI Large Capitalization Growth Fund's shareholders.
c For the period July 1, 2002 (effective date) to April 30, 2003.

104 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES




Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers Inc. (Advisers), Franklin/Templeton Services LLC (FT Services), Franklin Templeton Distributors Inc. (Distributors), and Franklin/Templeton Investor Services LLC (Investor Services), the Funds' investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

      ANNUALIZED
       FEE RATE    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million, up to and including $250 million
          .450%    Over $250 million, up to and including $10 billion
          .440%    Over $10 billion, up to and including $12.5 billion
          .420%    Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

        ANNUALIZED
         FEE RATE    AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
          .500%      First $500 million
          .400%      Over $500 million, up to and including $1 billion
          .350%      Over $1 billion, up to and including $1.5 billion
          .300%      Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the fund as follows:

        ANNUALIZED
         FEE RATE AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
          .550%   First $500 million
          .450%   Over $500 million, up to and including $1 billion
          .400%   Over $1 billion, up to and including $1.5 billion
          .350%   Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.









                                                               ANNUAL REPORT 105

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)




The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                       FRANKLIN    FRANKLIN    FRANKLIN     FRANKLIN         FRANKLIN
                      AGGRESSIVE    FLEX CAP   LARGE CAP    SMALL CAP      SMALL-MID CAP
                      GROWTH FUND GROWTH FUND GROWTH FUND GROWTH FUND II    GROWTH FUND
                      ------------------------------------------------------------------
Class A .................    .35%      .25%        .35%         .35%            .25%
Class B .................   1.00%     1.00%       1.00%        1.00%           1.00%
Class C .................   1.00%     1.00%       1.00%        1.00%           1.00%
Class R .................    .50%      .50%        .50%         .50%            .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                               FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN        FRANKLIN
                                              AGGRESSIVE     FLEX CAP      LARGE CAP       SMALL CAP     SMALL-MID CAP
                                              GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                           ------------------------------------------------------------------------------
Net commissions paid .......................     $75,193    $1,050,892     $118,677        $641,068        $2,289,202
Contingent deferred sales charges ..........     $70,592    $  322,696      $33,021        $370,093          $131,905

The Funds paid transfer agent fees of $29,214,629, of which $12,872,360 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                             FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN          FRANKLIN
                                            AGGRESSIVE       FLEX CAP        LARGE CAP       SMALL CAP      SMALL-MID CAP
                                            GROWTH FUND    GROWTH FUND      GROWTH FUND    GROWTH FUND II    GROWTH FUND
                                           ------------------------------------------------------------------------------
Capital loss
 carryovers expiring in:
 2009 .................................    $ 29,887,516    $ 53,002,823   $   7,603,893    $  3,600,488    $   58,496,257
 2010 .................................     129,882,253     257,531,218      45,058,835      64,794,048       271,038,739
 2011 .................................      47,591,667     191,041,838      30,336,578     233,723,896     1,386,956,327
                                           ------------------------------------------------------------------------------
                                           $207,361,436    $501,575,879     $82,999,306    $302,118,432    $1,716,491,323
                                           ==============================================================================







106
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)




At April 30, 2003, the following funds had deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

  FRANKLIN         FRANKLIN          FRANKLIN      FRANKLIN          FRANKLIN
 AGGRESSIVE        FLEX CAP         LARGE CAP      SMALL CAP       SMALL-MID CAP
 GROWTH FUND      GROWTH FUND      GROWTH FUND   GROWTH FUND II     GROWTH FUND
 -------------------------------------------------------------------------------
 $10,379,740     $  65,618,568      $3,142,030   $52,897,727       $ 206,268,336

At April 30, 2003, the Franklin Small-Mid Cap Growth Fund had deferred currency losses occurring subsequent to October 31, 2002 of $6,385. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The tax character of distributions paid during the year ended April 30, 2002 was ordinary income of $24,771,994 for the Franklin Small-Mid Cap Growth Fund.

At April 30, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:


                                            FRANKLIN         FRANKLIN          FRANKLIN           FRANKLIN           FRANKLIN
                                           AGGRESSIVE        FLEX CAP          LARGE CAP          SMALL CAP        SMALL-MID CAP
                                           GROWTH FUND      GROWTH FUND       GROWTH FUND      GROWTH FUND II       GROWTH FUND
                                      -------------------------------------------------------------------------------------------
Cost of investments ................. $   118,476,930     $1,283,862,088    $    90,727,786    $ 1,200,210,375    $ 7,345,290,161
                                      ===========================================================================================
Unrealized appreciation ............. $    10,843,179     $  241,242,825    $     5,208,522    $   111,938,577    $ 1,034,398,383
Unrealized depreciation .............     (11,812,542)      (123,702,160)        (5,409,880)      (214,802,669)    (1,306,466,354)
                                      -------------------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) ...................... $      (969,363)    $  117,540,665    $      (201,358)   $  (102,864,092)   $  (272,067,971)
                                      ===========================================================================================
Undistributed ordinary income ....... $            --     $           --    $            --    $            --    $            --
                                      -------------------------------------------------------------------------------------------
Undistributed long-term
capital gains .......................              --                 --                 --                 --                 --
                                      -------------------------------------------------------------------------------------------
Distributable earnings .............. $            --     $           --    $            --    $            --    $            --
                                      ===========================================================================================




                                                               ANNUAL REPORT 107

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS





Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2003 were as follows:

                  FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
                 AGGRESSIVE     FLEX CAP      LARGE CAP      SMALL CAP     SMALL-MID CAP
                 GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND II    GROWTH FUND
-----------------------------------------------------------------------------------------
Purchases .... $105,479,139   $438,091,828  $62,664,792   $468,712,623     $2,335,806,853
Sales ........ $120,993,082   $640,787,396  $69,269,018   $394,317,424     $2,839,166,369


6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the year ended April 30, 2003, as follows:

                        FRANKLIN     FRANKLIN    FRANKLIN    FRANKLIN       FRANKLIN
                       AGGRESSIVE    FLEX CAP    LARGE CAP   SMALL CAP    SMALL-MID CAP
                       GROWTH FUND GROWTH FUND GROWTH FUND GROWTH FUND II  GROWTH FUND
---------------------------------------------------------------------------------------
Dividend income ......  $184,796     $989,091    $104,515    $1,320,819     $1,636,477



108 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



7. RESTRICTED SECURITIES





At April 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2003, the Funds held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

 SHARES/
WARRANTS/                                                              ACQUISITION
PRINCIPAL  ISSUER                                                          DATE         COST         VALUE
-------------------------------------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH FUND
  145,772  Anda Networks Inc., cvt. pfd., D ........................     3/24/00    $ 2,000,000   $        --
  142,857  BioMarin Pharmaceutical Inc., wts., 5/16/04 .............     5/17/01             14            --
2,227,171  Fibrogen Inc., cvt. pfd., E .............................     5/19/00      9,999,998     7,706,012
  124,712  Kestrel Solutions Inc., cvt. pfd., D ....................     1/20/00      1,624,997            --
  772,727  Masimo Corp., cvt. pfd., F ..............................     5/15/00      8,499,997     4,249,998
                                                                                                  ------------
           TOTAL RESTRICTED SECURITIES (.9% of Net Assets) .........                              $11,966,010
                                                                                                  ============
FRANKLIN SMALL-MID CAP GROWTH FUND
  107,456  3Ware Inc., cvt. pfd., A-1 ..............................    12/17/02    $ 1,010,086    $1,010,086
  855,446  3Ware Inc., cvt. pfd., D ................................     7/28/00      4,770,822            --
  364,431  Anda Networks Inc., cvt. pfd., D ........................     3/24/00      5,000,000            --
1,792,573  Foveon Inc., 144A .......................................     4/08/02     13,999,995     6,722,149
7,608,600  i2 Technologies Inc. ....................................     6/11/02     26,608,468     6,010,794
  239,831  Kestrel Solutions Inc., cvt. pfd., D ....................     1/20/00      3,124,998            --
  682,128  Mirapoint Inc., 144A ....................................     9/09/99      4,999,998            --
                                                                                                  ------------
           TOTAL RESTRICTED SECURITIES (.20% of Net Assets) ........                              $13,743,029
                                                                                                  ============







                                                               ANNUAL REPORT 109

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


8. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES




The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund at April 30, 2003 were as shown below.

                                        NUMBER OF                               NUMBER OF
                                      SHARES HELD                              SHARES HELD
                                      AT BEGINNING    GROSS         GROSS        AT END      VALUE AT    DIVIDEND   REALIZED
NAME OF ISSUER                          OF YEAR     ADDITIONS    REDUCTIONS      OF YEAR   END OF YEAR    INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc. .............    865,000          --        31,100      833,900   $         a   $    -- $     (85,707)
Catapult Communications Corp. ........    700,000          --        53,600      646,400             a        --      (416,980)
Rudolph Technologies Inc. ............    907,300      40,000       652,800      294,500             a        --   (14,372,020)
US Liquids Inc. ......................  1,003,400          --     1,003,400           --            --        --    (4,535,902)
Xicor Inc. ...........................         --   1,292,334            --    1,292,334     7,689,387        --            --
                                                                                          ------------------------------------
      TOTAL NON-CONTROLLED
        AFFILIATED ISSUERS ...........                                                      $7,689,387   $    -- $ (19,410,609)
                                                                                          ====================================
FRANKLIN SMALL-MID CAP GROWTH FUND
Alaska Communications Systems
 Holdings Inc. .......................  2,411,700          --            --    2,411,700    $5,860,431   $    -- $          --
Atlantic Coast Airlines
 Holdings Inc. .......................  2,800,000          --            --    2,800,000    23,380,000        --            --
Atwood Oceanics Inc. .................  1,116,600          --            --    1,116,600    29,087,430        --            --
Brio Software Inc. ...................  1,715,700          --     1,715,700           --            --        --   (26,538,308)
Core Laboratories NV (Netherlands) ...  1,900,000          --            --    1,900,000    19,000,000        --            --
Gibraltar Steel Corp. ................  1,012,800          --            --    1,012,800    17,521,440   162,048            --
Grey Wolf Inc. ....................... 11,445,600          --       100,000   11,345,600    45,949,680        --      (24,763)
Hispanic Broadcasting Corp., A .......  4,023,300          --            --    4,023,300             a        --            --
Learning Tree International Inc. .....  1,064,000          --            --    1,064,000    15,566,320        --            --
Mettler-Toledo International Inc.
 (Switzerland) .......................  2,931,600          --            --    2,931,600   104,071,800        --            --
Micrel Inc. ..........................  4,010,000   1,000,000            --    5,010,000    58,667,100        --            --
Silicon Valley Bancshares ............  2,840,000          --            --    2,840,000    66,399,200        --            --
Skyworks Solutions Inc.b .............  2,419,200          --     2,419,200           --            --        --   (38,153,410)
Tektronix Inc. .......................  5,438,200          --            --    5,438,200   102,075,014        --            --
Trico Marine Services Inc. ...........  2,757,500          --     1,945,200      812,300             a        --   (12,624,014)
Varco International Inc. .............  5,678,281          --     1,000,000    4,678,281             a        --    (8,560,168)
Visible Genetics Inc. (Canada) .......  1,206,000          --     1,206,000           --            --        --   (45,210,733)
                                                                                          ------------------------------------
      TOTAL NON-CONTROLLED
        AFFILIATED ISSUERS ...........                                                    $487,578,415  $162,048 $(131,111,396)
                                                                                          ====================================







a As of April 30, 2003, no longer an affiliate.
b Reflects name change from Alpha Insustries Inc. to Skyworks Solutions Inc. as of 6/26/02.

110 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


9. SUBSEQUENT EVENT




On June 5, 2003, the Franklin Capital Growth Fund acquired the net assets of Franklin Large Cap Growth Fund pursuant to a plan of reorganization approved by the Franklin Large Cap Fund's shareholders. The merger was accomplished by a tax-free exchange of shares of the Franklin Capital Growth Fund for the net assets of the Franklin Large Cap Growth Fund. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes.



                                                               ANNUAL REPORT 111

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 5, 2003



112
ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                 NUMBER OF
                                                      PORTFOLIOS IN FUND
                                        LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED    BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (82)  Trustee      Since 1991           109                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)      Trustee      Since 1991           136                Director, Bar-S
One Franklin Parkway                                                            Foods (meat packing
San Mateo, CA 94403-1906                                                        company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO        Trustee      Since 1991           140                None
(70) One Franklin
Parkway San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)      Trustee      Since 1998            88                Director, Amerada
One Franklin Parkway                                                            Hess Corporation
San Mateo, CA 94403-1906                                                        (exploration and
                                                                                refining of oil and
                                                                                gas); Hercules
                                                                                Incorporated
                                                                                (chemicals, fibers
                                                                                and resins); Beverly
                                                                                Enterprises, Inc.
                                                                                (health care); H.J.
                                                                                Heinz Company
                                                                                (processed foods and
                                                                                allied products);
                                                                                RTI International
                                                                                Metals, Inc.
                                                                                (manufacture and
                                                                                distribution of
                                                                                titanium); and
                                                                                Canadian National
                                                                                Railway (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------


                                                               ANNUAL REPORT 113

                                                          NUMBER OF
                                                      PORTFOLIOS IN FUND
                                        LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED    BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (74)     Trustee      Since 1991           109                Director, The
One Franklin Parkway                                                            California Center
San Mateo, CA 94403-1906                                                        for Land Recycling
                                                                                (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management
Company (venture capital).
---------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)     Trustee      Since 1992           141                Director, White
One Franklin Parkway                                                            Mountains Insurance
San Mateo, CA 94403-1906                                                        Group, Ltd. (holding
                                                                                company); Martek
                                                                                Biosciences
                                                                                Corporation;
                                                                                MedImmune, Inc.
                                                                                (biotechnology);
                                                                                Overstock.com
                                                                                (Internet services);
                                                                                and Spacehab, Inc.
                                                                                (aerospace
                                                                                services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman,
White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking)
(until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
                                                              NUMBER OF
                                                          PORTFOLIOS IN FUND
                                        LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION     TIME SERVED         BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (58)     Trustee and  Trustee since 1993        34            None
One Franklin Parkway       Vice         and Vice President
San Mateo, CA 94403-1906   President    since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director,
Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)  Trustee and  Trustee since 1991        137           None
One Franklin Parkway       Chairman     Chairman of the
San Mateo, CA 94403-1906   of the Board Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------

114 ANNUAL REPORT

                                                                             NUMBER OF
                                                                        PORTFOLIOS IN FUND
                                                LENGTH OF                COMPLEX OVERSEEN        OTHER
NAME, AGE AND ADDRESS      POSITION             TIME SERVED               BY BOARD MEMBER*  DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.   Trustee, President   Trustee since 1991 and          114               None
(62)                       and Chief Executive  President since 1993
One Franklin Parkway       Officer- Investment  and Chief Executive
San Mateo, CA 94403-1906   Management           Officer- Investment
                                                Management since
                                                2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)    Vice                 Since 1995                Not Applicable         None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President,
Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)      Senior Vice          Since 2002               Not Applicable          None
500 East Broward Blvd.     President and Chief
Suite 2100                 Executive Officer -
Fort Lauderdale,           Finance and
FL 33394-3091              Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)         Vice President       Since 2000               Not Applicable          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
---------------------------------------------------------------------------------------------------------




                                                               ANNUAL REPORT 115

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
                                                LENGTH OF          COMPLEX OVERSEEN        OTHER
NAME, AGE AND ADDRESS      POSITION             TIME SERVED         BY BOARD MEMBER*  DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)      Vice President       Since 2000           Not Applicable         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice President and Deputy General Counsel, Franklin Resources, Inc.;
Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy
Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor
to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995);
Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
---------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (54)    Vice President       Since 2000             Not Applicable       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Executive Vice President and Portfolio Manager, Franklin Advisers,
Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)     Vice                 Since 2002             Not Applicable     Director, FTI
600 Fifth Avenue           President-AML                                                  Banque, Arch
Rockefeller Center         Compliance                                                     Chemicals, Inc. and
New York, NY 10048-0772                                                                   Lingnan Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY    Vice President       Since 2000             Not Applicable     None
(41)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of four of the investment companies in
Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------
KIMBERLEY H. MONASTERIO    Treasurer since 2000 Treasurer and Chief    Not Applicable     None
(39)One Franklin Parkway   and Chief Financial  Financial Officer
Officer since 2002
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------

116 ANNUAL REPORT

                                                                       NUMBER OF
                                                                  PORTFOLIOS IN FUND
                                                LENGTH OF          COMPLEX OVERSEEN        OTHER
NAME, AGE AND ADDRESS      POSITION             TIME SERVED         BY BOARD MEMBER*  DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)     Vice President       Since 2000          Not Applicable         None
One Franklin Parkway       and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd.
(until 1999).
---------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.


                                                               ANNUAL REPORT 117

                       This page intentionally left blank.

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.
FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 A2003 06/03
























ANNUAL REPORT

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN BIOTECHNOLOGY DISCOVERY FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF BIOTECHNOLOGY COMPANIES AND DISCOVERY RESEARCH FIRMS LOCATED IN THE U.S. AND OTHER COUNTRIES.
--------------------------------------------------------------------------------

Equity markets suffered wide fluctuations during the 12 months ended April 30, 2003, primarily due to great uncertainty about world issues and domestic economic strength. Throughout the period, economic indicators showed very little signs of a rebound in the U.S. and Europe. Fear of terrorist attacks and military action in Iraq appeared to stifle economies worldwide. Additionally, a mysterious virus called severe acute respiratory syndrome (SARS) emerged as a threat to Asian economies as well as human life. Accounting issues also worried investors. Fortunately, the biotechnology sector remained relatively free of accounting controversies.

Despite a generally negative equity market backdrop, we believed developments within biotechnology were actually quite positive. Although stock prices within the sector contracted during the fiscal year, much of the decline occurred in the summer of 2002 and since then, stocks began reflecting these positive developments.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 42.

4 ANNUAL REPORT

First, Dr. Mark McClellan was confirmed as the new Food and Drug Administration
(FDA) commissioner last autumn. In his first few months as commissioner, Dr. McClellan already positively impacted the agency by transferring biologics review from its Center for Biologics Evaluation and Research division to its Center for Drug Evaluation and Research division. He also took strong positions on important issues such as generic biologics and post-marketing commitments.

Second, largely as a result of the FDA's new leadership, the industry enjoyed a string of new product approvals, which are the lifeblood of biotechnology sector growth and an important leading indicator for future revenue and earnings growth. New product approvals can accelerate revenues and earnings growth for larger and more mature biotechnology companies, while helping several smaller companies transition into profitability.

Third, operating results were strong. Sales of marketed biotechnology products remained relatively unaffected by economic weakness, as economic factors generally have little impact on demand for health care products and services. Amgen, MedImmune and Biogen reported solid earnings in first quarter 2003 and provided upbeat outlooks for the rest of the calendar year.

For the 12 months ended April 30, 2003, Franklin Biotechnology Discovery Fund - Class A posted a -12.80% cumulative total return, as shown in the Performance Summary beginning on page 8. The Fund's benchmark Nasdaq Biotechnology Index returned -11.86% over the same period. The broader market

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Biotechnology Discover Fund
Based on Total Net Assets
4/30/03

Biotechnology
83.7%

Other
Pharmaceuticals 7.0%

Electronic Equipment
& Instruments 0.1%

Short-Term
Investments &
Other Net Assets
9.2%

                                                                 ANNUAL REPORT 5

TOP 10 EQUITY HOLDINGS
Franklin Biotechnology
Discovery Fund
4/30/03

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
-----------------------------------------------

Amgen Inc.                14.9%
BIOTECHNOLOGY, U.S.

IDEC
Pharmaceuticals Corp.      6.8%
BIOTECHNOLOGY, U.S.

Gilead Sciences Inc.       6.1%
BIOTECHNOLOGY, U.S.

MedImmune Inc.             5.9%
BIOTECHNOLOGY, U.S.

Genzyme Corp -
General Division           5.6%
BIOTECHNOLOGY, U.S.

Biogen Inc.                3.7%
BIOTECHNOLOGY, U.S.

OSI Pharmaceuticals Inc.   3.7%
BIOTECHNOLOGY, U.S.

Millennium
Pharmaceuticals Inc.       3.6%
BIOTECHNOLOGY, U.S.

Serono SA, B               2.9%
BIOTECHNOLOGY,
SWITZERLAND

NPS Pharmaceuticals Inc.   2.8%
BIOTECHNOLOGY, U.S.



indexes, the Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index, returned -13.30% and -12.72%.1

One of our top performing stocks during the period was BioMarin Pharmaceutical, a small biotechnology company based in Novato, California. BioMarin's lead drug, Aldurazyme, successfully navigated clinical trials and the regulatory process, culminating with an approval for the treatment of Hurler-Scheie syndrome. Hurler-Scheie syndrome is a rare genetic disorder for which there were no approved treatments prior to Aldurazyme. We believe Aldurazyme is an important advancement as it has the potential to significantly prolong survival for patients with this debilitating disorder.

Among larger biotechnology companies, Gilead Sciences was a very important contributor to Fund performance. Gilead's most important drug is Viread, an oral HIV treatment. Viread's use expanded rapidly due to its superior safety and efficacy profile relative to other HIV drugs. Additionally, Gilead's Hepsera, a treatment for hepatitis B, was approved in September 2002. The company also acquired Triangle Pharmaceuticals, a smaller biotechnology company whose lead compound Coviracil's co-formulation with Viread expanded both drugs' market potential. Viread's success, Hepsera's approval and the acquisition of Triangle vaulted Gilead into the top tier of global biotechnology companies.

Our biggest disappointment during the period was Transkaryotic Therapies (TKT). In mid-January, an FDA advisory committee recommended against approval of TKT's Replagal, which is already approved in Europe for the treatment of Fabry's disease.



1. Source: Standard & Poor's Micropal. The Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns included reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged, and the S&P 500 and Nasdaq Composite Index include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


6 ANNUAL REPORT

Additionally, a different FDA advisory committee recommended approval of a competing drug, effectively blocking Replagal from entering the market unless it can prove superiority. Since we did not anticipate this, we liquidated our TKT position.

Another disappointment was Alkermes. Last summer, the FDA requested additional data for Risperdal Consta, a long-acting injectable formulation of the popular schizophrenia drug Risperdal. Because we believe the commercial potential for Risperdal Consta is very large and final approval simply delayed, we continued to hold the position.

We appreciate your participation in Franklin Biotechnology Discovery Fund and look forward to serving your future investment needs. Our goal, as always, is to provide excellent returns to our shareholders. Going forward, we will continue to pursue opportunities in promising companies with new technologies that we believe are attractively valued in the market.

/S/ EVAN MCCULLOCH

Evan McCulloch
Portfolio Manager
Franklin Biotechnology Discovery Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                                 ANNUAL REPORT 7

FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PRICE INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$5.47         $37.25    $42.72

PERFORMANCE

                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (9/15/97)
--------------------------------------------------------------------------------
Cumulative Total Return 1            -12.80%  +41.60%  +52.61%
Average Annual Total Return 2        -17.83%   +5.94%   +6.68%
Value of $10,000 Investment 3         $8,217  $13,346  $14,381
Avg. Ann. Total Return (3/31/03)4    -35.10%   +5.48%   +5.12%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Investing in a non-diversified fund concentrating in the biotechnology sector involves special risks such as patent considerations, product liability, government regulatory requirements and regulatory approval for new drugs and medical products. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

8 ANNUAL REPORT Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS A (9/15/97-4/30/03)

             Franklin Biotechnology                                     Nasdaq
           Discovery Fund - Class A     S&P 500 Index 5  Biotechnology Index 5
9/15/97                       9,423            10,000                   10,000
9/30/97                      10,019            10,274                   10,472
10/30/97                      9,668             9,931                    9,841
11/30/97                      9,514            10,391                    9,595
12/30/97                      8,774            10,569                    9,279
1/30/98                       9,121            10,686                    9,247
2/28/98                       9,665            11,456                    9,641
3/30/98                       9,514            12,043                   10,362
4/30/98                      10,156            12,164                   10,129
5/30/98                       9,843            11,955                    9,775
6/30/98                       8,932            12,440                    9,711
7/30/98                       8,592            12,309                   10,005
8/30/98                       6,678            10,531                    7,806
9/30/98                       7,988            11,206                    9,750
10/30/98                      8,660            12,117                   10,564
11/30/98                      9,189            12,852                   10,931
12/30/98                      9,715            13,592                   13,388
1/30/99                      10,195            14,160                   14,757
2/28/99                       9,365            13,720                   13,893
3/30/99                       9,200            14,268                   15,254
4/30/99                       8,992            14,821                   13,916
5/30/99                       9,061            14,471                   14,987
6/30/99                       9,957            15,274                   15,528
7/30/99                      11,053            14,797                   17,535
8/30/99                      12,064            14,723                   19,236
9/30/99                      11,918            14,320                   18,044
10/30/99                     12,148            15,226                   18,350
11/30/99                     13,728            15,536                   20,724
12/30/99                     19,227            16,451                   26,995
1/30/00                      23,031            15,625                   31,097
2/28/00                      35,831            15,329                   45,195
3/30/00                      27,186            16,829                   33,559
4/30/00                      23,270            16,322                   29,167
5/30/00                      22,165            15,988                   28,352
6/30/00                      31,095            16,382                   37,249
7/30/00                      28,981            16,127                   34,395
8/30/00                      34,969            17,128                   41,725
9/30/00                      35,739            16,224                   40,262
10/30/00                     32,238            16,156                   36,986
11/30/00                     26,578            14,883                   32,109
12/30/00                     28,183            14,956                   33,201
1/30/01                      26,091            15,487                   31,919
2/28/01                      23,767            14,076                   29,461
3/30/01                      19,122            13,185                   23,468
4/30/01                      22,307            14,208                   27,918
5/30/01                      23,246            14,303                   30,237
6/30/01                      24,338            13,956                   31,035
7/30/01                      21,006            13,819                   26,606
8/30/01                      21,327            12,955                   26,880
9/30/01                      18,543            11,910                   22,737
10/30/01                     20,694            12,137                   26,441
11/30/01                     22,060            13,068                   28,967
12/30/01                     22,412            13,183                   27,822
1/30/02                      19,782            12,991                   23,880
2/28/02                      18,728            12,740                   22,812
3/30/02                      19,145            13,219                   23,660
4/30/02                      16,493            12,418                   19,941
5/30/02                      15,269            12,327                   17,754
6/30/02                      13,528            11,449                   15,614
7/30/02                      13,424            10,558                   15,716
8/30/02                      12,783            10,626                   14,980
9/30/02                      12,212             9,472                   14,233
10/30/02                     13,080            10,305                   15,657
11/30/02                     14,030            10,911                   17,080
12/30/02                     12,891            10,270                   15,210
1/30/03                      12,571            10,002                   14,882
2/28/03                      12,435             9,852                   14,676
3/30/03                      13,184             9,947                   15,679
4/30/03                      14,381            10,766                   17,576

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Biotechnology Index is a capitalization-weighted index designed to measure the performance of all Nasdaq stocks in the biotechnology sector. The index was developed with a base value of 200 as of 11/1/93. Prior to 10/1/98, the index's returns are based on price appreciation; after 10/1/98, returns included reinvested dividends.

             Past performance does not guarantee future results. ANNUAL REPORT 9

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

GEOGRAPHIC DISTRIBUTION
Franklin Global Communications Fund
Based on Total Net Assets
4/30/03

U.S. 59.5%

Europe 12.9%

Asia 6.8%

Australia &
New Zealand 6.0%

Latin America 2.2%

Middle East &
Africa 1.0%

Short-Term
Investments &
Other Net Assets 11.6%

FRANKLIN GLOBAL
COMMUNICATIONS FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: FRANKLIN GLOBAL COMMUNICATIONS FUND SEEKS CAPITAL APPRECIATION AND CURRENT INCOME BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF COMPANIES THAT ARE INVOLVED IN PROVIDING COMMUNICATIONS SERVICES AND COMMUNICATIONS EQUIPMENT.
--------------------------------------------------------------------------------

The fiscal year ended April 30, 2003, was a difficult time for world equity markets as the global economy continued to struggle. The communications sector did not escape the equity markets' downward direction. Within this environment, Franklin Global Communications Fund - Class A posted a -13.58% cumulative total return for the 12 months ended April 30, 2003, as shown in the Performance Summary beginning on page 14. While we are never happy to report losses to our shareholders, we are pleased the Fund continued to show strong relative performance among its peer group as measured by the Lipper Telecommunications Funds Average, comprising 43 telecommunications mutual funds on April 30, 2003, which returned -17.16% for the 12-month period.1

Telecommunications sector fundamentals, however, improved as companies focused on profitability and other measures that

1. Source: Lipper, Inc. Lipper calculations do not include sales charges. The Fund's performance relative to the average might have differed if such charges had been considered. Past performance does not guarantee future results. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 48.

10 ANNUAL REPORT
build shareholder value. Telecommunications service operators reduced their operational costs by trimming headcount and optimizing business processes. Many of these companies also lowered their capital expenditures and began producing significant amounts of free cash flow. Fund holdings fitting this description include major telecommunications companies KT, Alltel, BellSouth, Telefonica, Telstra, Portugal Telecom, Verizon Communications, Telefonos de Mexico, Telecom Corp. of New Zealand and Hellenic Telecommunications Organization. During the past 12 months Australia's Telstra and Telecom Corp. of New Zealand outperformed their peers as investors seemed to reward their strong balance sheets and relatively stable results. This area of the world benefited from consistent regulatory policy and healthy competition. However, Greece's Hellenic Telecom proved to be a disappointing performer during the period due to investor concerns regarding the company's international investments. We continued to hold this stock as we believed the valuation was attractive and fears relating to its international investments were exaggerated. Wireless communications company AT&T Wireless Services also performed poorly during the period, and we sold some AT&T stock due to deteriorating fundamentals. Telecommunications services, which includes major telecommunications, specialty telecommunications and wireless communications, remained the Fund's largest weighting at 33.4% of total net assets at period-end as we found more attractive opportunities among these stocks using our bottom-up investment process.

Newspaper stocks were relatively strong performers during the period due to their steady cash flows and attractive valuations. We held Gannett, Knight-Ridder and New York Times throughout the period and we also added Dow Jones. In our opinion, these companies, as well as some of our other publishing holdings such as McGraw-Hill and Dun & Bradstreet, are well

TOP 10 EQUITY HOLDINGS
Franklin Global
Communications Fund
4/30/03

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
----------------------------------------------

Telstra Corp. Ltd.            3.2%
MAJOR TELECOMMUNICATIONS,
AUSTRALIA

Hellenic Telecommunications
Organization SA (OTE)         2.9%
MAJOR TELECOMMUNICATIONS,
GREECE

Telecom Corp. of
New Zealand Ltd.              2.8%
MAJOR TELECOMMUNICATIONS,
NEW ZEALAND

Telefonica SA, ADR            2.5%
MAJOR TELECOMMUNICATIONS,
SPAIN

Alltel Corp.                  2.4%
MAJOR TELECOMMUNICATIONS,
U.S.

Clear Channel
Communications Inc.           2.3%
BROADCASTING, U.S.

Tektronix Inc.                2.3%
ELECTRONIC EQUIPMENT
& INSTRUMENTS, U.S.

Telefonos de Mexico SA
de CV (TELMEX), L, ADR        2.2%
MAJOR TELECOMMUNICATIONS,
MEXICO

USA Interactive               2.2%
BROADCASTING, U.S.

Walt Disney Co.               2.1%
MEDIA CONGLOMERATES, U.S.

                                                                ANNUAL REPORT 11

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Global Communications Fund
Based on Total Net Assets
4/30/03

Major Telecommunications 23.8%
Telecommunications Equipment 7.6%
Broadcasting 7.0%
Wireless Communications 6.9%
Publishing: Newspapers 6.5%
Semiconductors 5.6%
Financial Publishing & Services 4.6%
Data Processing Services 3.9%
Media Conglomerates 3.7%
Specialty Telecommunications 2.7%
Electronic Equipment & Instruments 2.3%
Packaged Software 2.0%
Computer Processing Hardware 1.9%
Computer Communications 1.8%
Commercial Printing & Forms 1.7%
Electronics & Appliance Stores 1.7%
Other 5.9%
Short-Term Investments &
Other Net Assets 10.4%

positioned to benefit from an economic recovery. We will continue to seek investments in well-managed media assets with strong franchises. At the end of the reporting period, the Fund held 25.1% of total net assets in broadcasting, commercial printing and forms, financial publishing and services, media conglomerates, newspaper publishing, and books and magazines publishing.

Overall, we maintained a cautious stance toward communication technology during the reporting period. Intersil remained a Fund holding due to the company's valuable core semiconductor operations and its presence in the relatively new area of wireless LAN computer access. We were pleased with the company's operational performance and believed it was well positioned to benefit from its end markets' spending growth. On the other hand, Powerwave Technologies, which makes power amplifiers for cellular base stations, was a disappointing performer during the period as spending delays for 3G wireless networks capable of high-speed data transmission were greater than expected. We continue to hold this stock as we believe the valuation is compelling and the company is positioned to benefit from any incremental demand when 3G eventually rolls out. On April 30, 2003, the Fund held 27.8% of total net assets in communication technology, which includes computer communications, computer processing hardware, data processing services, electronic equipment and instruments, information technology services, internet software and services, packaged software, semiconductors, and telecommunications equipment.

12 ANNUAL REPORT

We thank you for your investment in Franklin Global Communications Fund and look forward to serving you in the future.

/S/ ALEX W. PETERS

Alex W. Peters
Portfolio Manager
Franklin Global Communications Fund
--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------
                                                                ANNUAL REPORT 13

FRANKLIN GLOBAL
COMMUNICATIONS FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.93          $5.92     $6.85

CLASS B                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.94          $5.73     $6.67

CLASS C                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.95          $5.74     $6.69

14 ANNUAL REPORT Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return 1            -13.58%  -51.62%    +8.59%
Average Annual Total Return 2        -18.57%  -14.54%    +0.23%
Value of $10,000 Investment 3         $8,143   $4,560   $10,237
Avg. Ann. Total Return (3/31/03)4    -32.37%  -16.48%    -0.67%

                                                       INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return 1            -14.09%  -67.22%   -51.69%
Average Annual Total Return 2        -17.53%  -31.67%   -15.77%
Value of $10,000 Investment 3         $8,247   $3,191    $4,758
Avg. Ann. Total Return (3/31/03)4    -31.52%  -36.50%   -17.94%

                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (5/1/95)
-------------------------------------------------------------------------
Cumulative Total Return 1            -14.20%  -53.40%   -12.43%
Average Annual Total Return 2        -15.94%  -14.33%    -1.77%
Value of $10,000 Investment 3         $8,406   $4,615    $8,671
Avg. Ann. Total Return (3/31/03)4    -30.11%  -16.29%    -2.98%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Investing in a non-diversified, global fund concentrating in a single industry, especially in emerging markets, involves special risks such as exposure to currency fluctuation, political uncertainty and increased susceptibility to economic, political and regulatory developments. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

            Past performance does not guarantee future results. ANNUAL REPORT 15

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS A (5/1/93-4/30/03)

                           Franklin Global                     S&P 500
                    Communications-Class A                     Index 5
5/1/93                              $9,427                     $10,000
5/31/93                             $9,535                     $10,267
6/30/93                             $9,683                     $10,297
7/31/93                             $9,877                     $10,256
8/31/93                            $10,509                     $10,644
9/30/93                            $10,618                     $10,562
10/31/93                           $11,115                     $10,781
11/30/93                           $10,694                     $10,679
12/31/93                           $11,365                     $10,808
1/31/94                            $11,553                     $11,175
2/28/94                            $10,947                     $10,872
3/31/94                            $10,606                     $10,399
4/30/94                            $10,751                     $10,533
5/31/94                            $10,751                     $10,704
6/30/94                            $10,333                     $10,442
7/31/94                            $10,796                     $10,784
8/31/94                            $11,045                     $11,226
9/30/94                            $10,885                     $10,952
10/31/94                           $10,974                     $11,197
11/30/94                           $10,556                     $10,789
12/31/94                           $10,366                     $10,949
1/31/95                            $10,593                     $11,233
2/28/95                            $10,684                     $11,670
3/31/95                            $10,802                     $12,014
4/30/95                            $11,092                     $12,367
5/31/95                            $11,718                     $12,860
6/30/95                            $11,661                     $13,159
7/31/95                            $11,894                     $13,594
8/31/95                            $11,745                     $13,628
9/30/95                            $12,304                     $14,204
10/31/95                           $12,322                     $14,152
11/30/95                           $12,732                     $14,772
12/31/95                           $13,213                     $15,057
1/31/96                            $13,462                     $15,569
2/29/96                            $13,482                     $15,714
3/31/96                            $13,453                     $15,865
4/30/96                            $13,673                     $16,098
5/31/96                            $13,941                     $16,512
6/30/96                            $14,181                     $16,575
7/31/96                            $13,607                     $15,842
8/31/96                            $14,016                     $16,176
9/30/96                            $14,200                     $17,085
10/31/96                           $14,560                     $17,557
11/30/96                           $15,114                     $18,883
12/31/96                           $15,197                     $18,509
1/31/97                            $15,977                     $19,664
2/28/97                            $15,902                     $19,819
3/31/97                            $15,325                     $19,006
4/30/97                            $15,443                     $20,139
5/31/97                            $16,596                     $21,364
6/30/97                            $17,204                     $22,321
7/31/97                            $17,724                     $24,095
8/31/97                            $16,911                     $22,746
9/30/97                            $18,071                     $23,990
10/31/97                           $17,323                     $23,189
11/30/97                           $18,190                     $24,262
12/31/97                           $19,294                     $24,680
1/31/98                            $19,075                     $24,951
2/28/98                            $20,062                     $26,750
3/31/98                            $21,537                     $28,120
4/30/98                            $21,159                     $28,404
5/31/98                            $20,330                     $27,915
6/30/98                            $20,964                     $29,049
7/31/98                            $20,620                     $28,741
8/31/98                            $17,515                     $24,591
9/30/98                            $18,251                     $26,167
10/31/98                           $18,914                     $28,294
11/30/98                           $19,405                     $30,009
12/31/98                           $20,544                     $31,737
1/31/99                            $20,544                     $33,064
2/28/99                            $19,753                     $32,036
3/31/99                            $20,350                     $33,317
4/30/99                            $22,010                     $34,606
5/31/99                            $22,256                     $33,790
6/30/99                            $23,426                     $35,665
7/31/99                            $23,439                     $34,552
8/31/99                            $23,097                     $34,380
9/30/99                            $23,176                     $33,438
10/31/99                           $25,375                     $35,554
11/30/99                           $27,468                     $36,276
12/31/99                           $31,144                     $38,413
1/31/00                            $31,220                     $36,484
2/29/00                            $34,511                     $35,795
3/31/00                            $34,572                     $39,295
4/30/00                            $30,578                     $38,113
5/31/00                            $28,435                     $37,331
6/30/00                            $31,098                     $38,253
7/31/00                            $29,047                     $37,657
8/31/00                            $30,639                     $39,995
9/30/00                            $28,221                     $37,883
10/31/00                           $26,920                     $37,724
11/30/00                           $21,319                     $34,752
12/31/00                           $21,045                     $34,922
1/31/01                            $23,898                     $36,162
2/28/01                            $18,918                     $32,867
3/31/01                            $16,480                     $30,787
4/30/01                            $18,503                     $33,176
5/31/01                            $17,846                     $33,398
6/30/01                            $17,189                     $32,587
7/31/01                            $16,722                     $32,267
8/31/01                            $15,148                     $30,250
9/30/01                            $13,713                     $27,809
10/31/01                           $13,627                     $28,340
11/30/01                           $14,560                     $30,514
12/31/01                           $14,768                     $30,783
1/31/02                            $13,540                     $30,333
2/28/02                            $12,589                     $29,748
3/31/02                            $12,935                     $30,866
4/30/02                            $11,845                     $28,996
5/31/02                            $11,828                     $28,784
6/30/02                            $10,583                     $26,735
7/31/02                             $9,597                     $24,652
8/31/02                             $9,563                     $24,812
9/30/02                             $8,646                     $22,118
10/31/02                            $9,736                     $24,062
11/30/02                           $10,497                     $25,477
12/31/02                            $9,684                     $23,981
1/31/03                             $9,667                     $23,355
2/28/03                             $9,303                     $23,005
3/31/03                             $9,286                     $23,226
4/30/03                            $10,237                     $25,140

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/03
-----------------------------------------

1-Year               -18.57%

5-Year               -14.54%

10-Year               +0.23%



[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS B (1/1/99-4/30/03)

                         Franklin Global                     S&P 500
                  Communications-Class B                     Index 5
1/1/99                           $10,000                     $10,000
1/31/99                           $9,994                     $10,418
2/28/99                           $9,602                     $10,094
3/31/99                           $9,886                     $10,498
4/30/99                          $10,682                     $10,904
5/31/99                          $10,802                     $10,647
6/30/99                          $11,355                     $11,238
7/31/99                          $11,355                     $10,887
8/31/99                          $11,182                     $10,833
9/30/99                          $11,214                     $10,536
10/31/99                         $12,271                     $11,203
11/30/99                         $13,277                     $11,430
12/31/99                         $15,044                     $12,103
1/31/00                          $15,074                     $11,496
2/29/00                          $16,646                     $11,278
3/31/00                          $16,668                     $12,381
4/30/00                          $14,739                     $12,009
5/31/00                          $13,704                     $11,763
6/30/00                          $14,970                     $12,053
7/31/00                          $13,972                     $11,865
8/31/00                          $14,731                     $12,602
9/30/00                          $13,562                     $11,937
10/31/00                         $12,929                     $11,886
11/30/00                         $10,233                     $10,950
12/31/00                         $10,100                     $11,003
1/31/01                          $11,457                     $11,394
2/28/01                           $9,063                     $10,356
3/31/01                           $7,883                      $9,700
4/30/01                           $8,852                     $10,453
5/31/01                           $8,523                     $10,523
6/30/01                           $8,211                     $10,268
7/31/01                           $7,984                     $10,167
8/31/01                           $7,225                      $9,532
9/30/01                           $6,534                      $8,762
10/31/01                          $6,492                      $8,930
11/30/01                          $6,930                      $9,615
12/31/01                          $7,031                      $9,699
1/31/02                           $6,441                      $9,558
2/28/02                           $5,986                      $9,373
3/31/02                           $6,146                      $9,726
4/30/02                           $5,623                      $9,136
5/31/02                           $5,615                      $9,069
6/30/02                           $5,025                      $8,424
7/31/02                           $4,553                      $7,768
8/31/02                           $4,527                      $7,818
9/30/02                           $4,089                      $6,969
10/31/02                          $4,603                      $7,582
11/30/02                          $4,957                      $8,027
12/31/02                          $4,569                      $7,556
1/31/03                           $4,561                      $7,359
2/28/03                           $4,392                      $7,249
3/31/03                           $4,384                      $7,318
4/30/03                           $4,758                      $7,921


AVERAGE ANNUAL TOTAL RETURN

CLASS B                  4/30/03
-----------------------------------------
1-Year                   -17.53%

3-Year                   -31.67%

Since Inception (1/1/99) -15.77%

16 ANNUAL REPORT Past performance does not guarantee future results.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS C (5/1/95-4/30/03)

                         Franklin Global                     S&P 500
                  Communications-Class C                     Index 5
5/1/95                            $9,902                     $10,000
5/31/95                          $10,504                     $10,399
6/30/95                          $10,449                     $10,640
7/31/95                          $10,641                     $10,992
8/31/95                          $10,507                     $11,020
9/30/95                          $10,991                     $11,485
10/31/95                         $11,008                     $11,444
11/30/95                         $11,358                     $11,945
12/31/95                         $11,825                     $12,175
1/31/96                          $12,030                     $12,589
2/29/96                          $12,039                     $12,706
3/31/96                          $12,004                     $12,828
4/30/96                          $12,193                     $13,017
5/31/96                          $12,424                     $13,352
6/30/96                          $12,628                     $13,402
7/31/96                          $12,116                     $12,810
8/31/96                          $12,472                     $13,080
9/30/96                          $12,619                     $13,815
10/31/96                         $12,932                     $14,197
11/30/96                         $13,409                     $15,268
12/31/96                         $13,480                     $14,966
1/31/97                          $14,155                     $15,900
2/28/97                          $14,089                     $16,026
3/31/97                          $13,566                     $15,369
4/30/97                          $13,661                     $16,285
5/31/97                          $14,678                     $17,275
6/30/97                          $15,221                     $18,049
7/31/97                          $15,663                     $19,483
8/31/97                          $14,942                     $18,392
9/30/97                          $15,951                     $19,398
10/31/97                         $15,278                     $18,750
11/30/97                         $16,038                     $19,619
12/31/97                         $17,000                     $19,956
1/31/98                          $16,806                     $20,176
2/28/98                          $17,658                     $21,630
3/31/98                          $18,952                     $22,738
4/30/98                          $18,607                     $22,967
5/31/98                          $17,863                     $22,572
6/30/98                          $18,403                     $23,489
7/31/98                          $18,089                     $23,240
8/31/98                          $15,358                     $19,884
9/30/98                          $15,997                     $21,159
10/31/98                         $16,561                     $22,879
11/30/98                         $16,983                     $24,265
12/31/98                         $17,980                     $25,663
1/31/99                          $17,957                     $26,736
2/28/99                          $17,250                     $25,904
3/31/99                          $17,764                     $26,940
4/30/99                          $19,200                     $27,983
5/31/99                          $19,417                     $27,322
6/30/99                          $20,406                     $28,839
7/31/99                          $20,406                     $27,939
8/31/99                          $20,106                     $27,799
9/30/99                          $20,152                     $27,038
10/31/99                         $22,058                     $28,749
11/30/99                         $23,871                     $29,333
12/31/99                         $27,045                     $31,060
1/31/00                          $27,098                     $29,501
2/29/00                          $29,922                     $28,944
3/31/00                          $29,962                     $31,774
4/30/00                          $26,483                     $30,818
5/31/00                          $24,596                     $30,186
6/30/00                          $26,898                     $30,932
7/31/00                          $25,104                     $30,449
8/31/00                          $26,469                     $32,340
9/30/00                          $24,368                     $30,633
10/31/00                         $23,231                     $30,504
11/30/00                         $18,387                     $28,100
12/31/00                         $18,128                     $28,238
1/31/01                          $20,575                     $29,240
2/28/01                          $16,285                     $26,576
3/31/01                          $14,170                     $24,894
4/30/01                          $15,907                     $26,826
5/31/01                          $15,318                     $27,006
6/30/01                          $14,759                     $26,349
7/31/01                          $14,336                     $26,091
8/31/01                          $12,992                     $24,461
9/30/01                          $11,753                     $22,487
10/31/01                         $11,662                     $22,916
11/30/01                         $12,463                     $24,674
12/31/01                         $12,644                     $24,891
1/31/02                          $11,572                     $24,527
2/28/02                          $10,756                     $24,054
3/31/02                          $11,043                     $24,959
4/30/02                          $10,106                     $23,446
5/31/02                          $10,091                     $23,275
6/30/02                           $9,019                     $21,618
7/31/02                           $8,173                     $19,934
8/31/02                           $8,127                     $20,063
9/30/02                           $7,357                     $17,884
10/31/02                          $8,278                     $19,456
11/30/02                          $8,913                     $20,600
12/31/02                          $8,218                     $19,391
1/31/03                           $8,203                     $18,885
2/28/03                           $7,886                     $18,602
3/31/03                           $7,871                     $18,780
4/30/03                           $8,671                     $20,328

AVERAGE ANNUAL TOTAL RETURN

CLASS C                   4/30/03
---------------------------------------
1-Year                    -15.94%

5-Year                    -14.33%

Since Inception (5/1/95)   -1.77%

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

            Past performance does not guarantee future results. ANNUAL REPORT 17

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

GEOGRAPHIC DISTRIBUTION
Franklin Global Health Care Fund
Based on Total Net Assets
4/30/03

U.S. 81.9%

Switzerland 4.5%

U.K. 3.3%

France 3.0%

Germany 1.5%

Other 2.6%

Short-Term
Investments &
Other Net Assets
3.1%

FRANKLIN GLOBAL HEALTH CARE FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN GLOBAL HEALTH CARE FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS ASSETS IN EQUITY SECURITIES OF HEALTH CARE COMPANIES, INCLUDING SMALL CAPITALIZATION COMPANIES, LOCATED THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------

The 12-month period ended April 30, 2003, was a difficult one for the health care sector and the broader equity markets. The specter of war in Iraq and ongoing fears of future terrorist attacks drove many out of the stock market and into safer investment vehicles. Moreover, several high-profile scandals in corporate America contributed to a crisis of investor confidence and increased skepticism about earnings quality. These issues, combined with a feeble economic recovery, led to ongoing equity market weakness. The Federal Reserve Board responded with another interest rate cut, and investors flocked to gold and U.S. Treasuries.

For the fiscal year ended April 30, 2003, Franklin Global Health Care Fund - Class A posted a -22.56% cumulative total return as shown in the Performance Summary beginning on page 22. The Fund's benchmark, the S&P 500 Health Care

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 54.

18 ANNUAL REPORT

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Global Health Care Fund
Based on Total Net Assets
4/30/03

Major Pharmaceuticals 42.9%

Electronic Equipment & Instruments 10.3%

Biotechnology 9.6%

Managed HealthCare 8.1%

Medical Distributors 7.2%

Other Pharamceuticals 6.7%

Medical Specialties 3.3%

Hospital & Nursing Management 3.2%

Services to the Health Industry 3.1%

Generic Pharmaceuticals 1.7%

Health Care Equipment & Supplies 0.8%

Short-Term Investments &
Other Net Assets 3.1%

Index, delivered a -9.07% total return for the same period.1 Our large capitalization pharmaceutical holdings performed fairly well, while hospitals and biotechnology were the biggest drags on relative performance for the year.

Earnings growth for the global pharmaceutical sector, composed of major pharmaceuticals as well as generic drug manufacturers and other pharmaceutical companies, suffered as the sector faced generic competition and grappled with several blockbuster drugs' lost patent protection. However, we maintained our largest weighting in pharmaceuticals at 51.3% of total net assets as of April 30, 2003, because we believe that earnings could improve as the sector cycles through patent expirations and drug utilization grows because of aging baby-boomers. The Fund's largest position was Pfizer, which we believed traded at low levels despite a more favorable long-term growth rate. We also bought Johnson & Johnson last July when its stock price fell due to concerns over a Food and Drug Administration investigation of the company's anemia drug Eprex's manufacturing process. We managed to avoid most of the damage to the two companies mainly impacted by patent expirations, Schering-Plough and Bristol-Myers Squibb, due to our less exposure relative to our benchmark index. Smaller-capitalization stock performance was more mixed. Allergan and Forest Laboratories performed well during the period, while Andrx Group, ICN Pharmaceuticals, King Pharmaceuticals and First Horizon Pharmaceutical (sold by year-end) performed poorly.

1. Source: Standard & Poor's Micropal. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
                                                                ANNUAL REPORT 19

Our overweighted position in hospitals during the Fund's fiscal year negatively impacted performance. Specifically, numerous Federal inquiries into Tenet Healthcare's billing practices hurt our Tenet, HCA, Triad Hospitals (sold by year-end) and LifePoint holdings. Despite the absence of evidence suggesting any wrongdoing by other hospital management companies, their stocks declined in sympathy. We reduced our hospital exposure from 8.9% of total net assets at the beginning of the period to 3.2% on April 30, 2003, recognizing that these issues will probably continue to weigh on the sector. We used most of the proceeds to invest in managed care companies such as Anthem, Aetna, CIGNA, WellChoice and UnitedHealth Group as the industry appeared to successfully pass rising medical costs to customers while finding ways to mitigate medical expenditure growth rates.

Biotechnology, particularly smaller, unprofitable companies, also experienced a difficult year. Our positions in InterMune, Cerus, Millennium Pharmaceuticals and OSI Pharmaceuticals suffered steep price declines as investors continued to avoid higher-risk stocks. We no longer held Cerus or OSI Pharmaceuticals shares as of April 30, 2003. Amgen, our third-largest holding, performed well as its fundamentals remained strong. Additionally, BioMarin (sold by year-end) bucked the trend and generated sizable returns over the past year as the company received a couple of important new product approvals. Our biotechnology weighting at period-end was 9.6%, with an emphasis on profitable, larger-capitalization companies.

/S/ DEREK TANER

Derek Taner, CFA
Portfolio Manager
Franklin Global Health Care Fund


TOP 10 EQUITY HOLDINGS
Franklin Global Health Care Fund
4/30/03

COMPANY
SECTOR/INDUSTRY,          % OF TOTAL
COUNTRY                   NET ASSETS
--------------------------------------------

Pfizer Inc.                   10.1%
MAJOR PHARMACEUTICALS, U.S.

Wyeth                          5.6%
MAJOR PHARMACEUTICALS, U.S.

Amgen Inc.                     4.8%
BIOTECHNOLOGY, U.S.

Abbott Laboratories            3.9%
MAJOR PHARMACEUTICALS, U.S.

AmerisourceBergen Corp.        3.1%
MEDICAL DISTRIBUTORS, U.S.

Novartis AG                    3.1%
MAJOR PHARMACEUTICALS,
SWITZERLAND

Johnson & Johnson              2.9%
MAJOR PHARMACEUTICALS, U.S.

Merck & Co. Inc.               2.9%
MAJOR PHARMACEUTICALS, U.S.

Schering-Plough Corp.          2.8%
MAJOR PHARMACEUTICALS, U.S.

Bristol-Myers Squibb Co.       2.1%
MAJOR PHARMACEUTICALS, U.S.

20 ANNUAL REPORT

--------------------------------------------------------------------------------
DEREK TANER assumed lead manager responsibility for Franklin Global Health Care Fund's investment management in January 2003. He also co-manages Franklin Equity Income Fund and FTVIP Growth and Income Securities Fund. His current research coverage as an analyst includes large-cap pharmaceuticals and specialty pharmaceuticals.

Mr. Taner joined Franklin Templeton Investments in 1991. He received a Bachelor of Science degree in business administration from the University of California, Berkeley, and a Masters of Business Administration from the Haas School of Business in Berkeley. He became a Chartered Financial Analyst (CFA) in 1996.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                                ANNUAL REPORT 21

FRANKLIN GLOBAL
HEALTH CARE FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
-----------------------------------------------------------------------
Net Asset Value (NAV)          -$5.27         $15.53    $20.80
DISTRIBUTIONS (5/1/02-4/30/03)
Short-Term Capital Gain        $0.1134
Long-Term Capital Gain         $0.4464
                               -------
Total                          $0.5598

CLASS B                        CHANGE         4/30/03   4/30/02
-----------------------------------------------------------------------
Net Asset Value (NAV)          -$5.27         $15.05    $20.32
DISTRIBUTIONS (5/1/02-4/30/03)
Short-Term Capital Gain        $0.1134
Long-Term Capital Gain         $0.4464
                               -------
Total                          $0.5598

CLASS C                        CHANGE         4/30/03   4/30/02
-----------------------------------------------------------------------
Net Asset Value (NAV)          -$5.24         $14.90    $20.14
DISTRIBUTIONS (5/1/02-4/30/03)
Short-Term Capital Gain        $0.1134
Long-Term Capital Gain         $0.4464
                               -------
Total                          $0.5598

Franklin Global Health Care Fund paid distributions derived from long-term capital gains of 44.64 cents ($0.4464) per share in December 2002. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

22 ANNUAL REPORT Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------
Cumulative Total Return1             -22.56%  -10.97%  +152.41%
Average Annual Total Return2         -27.02%   -3.45%    +9.06%
Value of $10,000 Investment3          $7,298   $8,389   $23,794
Avg. Ann. Total Return (3/31/03)4    -34.33%   -4.64%    +8.64%

                                                      INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
-------------------------------------------------------------------------
Cumulative Total Return1             -23.10%  -17.35%    -2.16%
Average Annual Total Return2         -26.07%   -7.01%    -0.92%
Value of $10,000 Investment3          $7,393   $8,040   $9,607
Avg. Ann. Total Return (3/31/03)4    -33.51%   -9.18%    -2.22%

                                                      INCEPTION
CLASS C                               1-YEAR   5-YEAR  (9/3/96)
-------------------------------------------------------------------------
Cumulative Total Return1             -23.16%  -14.22%    +3.40%
Average Annual Total Return2         -24.65%   -3.21%    +0.35%
Value of $10,000 Investment3          $7,535   $8,494   $10,234
Avg. Ann. Total Return (3/31/03)4    -32.23%   -4.40%    -0.49%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Investing in a non-diversified, global fund concentrating in a single industry involves special risks such as exposure to currency fluctuation, political uncertainty and increased susceptibility to economic, political and regulatory developments. The Fund invests in biotechnology companies, which are often small or relatively new, and technology, which has been one of the most volatile sectors of the market. The Fund's investments in smaller-company stocks can be volatile, especially over the short term. These and other risks are detailed in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

            Past performance does not guarantee future results. ANNUAL REPORT 23

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/03
--------------------------------------

1-Year               -27.02%

5-Year                -3.45%

10-Year               +9.06%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS A (5/1/93-4/30/03)

                    Franklin Global              S&P 500               S&P 500
                Health Care-Class A              Index 5   Health Care Index 5
5/1/93                       $9,427              $10,000               $10,000
5/31/93                      $9,904              $10,267               $10,243
6/30/93                     $10,233              $10,297                $9,891
7/31/93                      $9,689              $10,256                $9,137
8/31/93                      $9,860              $10,644                $9,522
9/30/93                     $10,105              $10,562                $9,444
10/31/93                    $10,734              $10,781                $9,971
11/30/93                    $11,064              $10,679               $10,230
12/31/93                    $11,230              $10,808               $10,411
1/31/94                     $12,343              $11,175               $10,478
2/28/94                     $12,244              $10,872                $9,862
3/31/94                     $11,616              $10,399                $9,318
4/30/94                     $11,494              $10,533                $9,617
5/31/94                     $11,627              $10,704               $10,212
6/30/94                     $11,117              $10,442                $9,939
7/31/94                     $11,610              $10,784               $10,074
8/31/94                     $12,754              $11,226               $11,252
9/30/94                     $12,967              $10,952               $11,480
10/31/94                    $13,269              $11,197               $11,626
11/30/94                    $13,146              $10,789               $11,738
12/31/94                    $12,834              $10,949               $11,835
1/31/95                     $12,905              $11,233               $12,605
2/28/95                     $13,418              $11,670               $12,781
3/31/95                     $14,014              $12,014               $13,157
4/30/95                     $13,372              $12,367               $13,511
5/31/95                     $13,769              $12,860               $13,861
6/30/95                     $14,215              $13,159               $14,454
7/31/95                     $15,532              $13,594               $15,151
8/31/95                     $16,402              $13,628               $15,128
9/30/95                     $17,366              $14,204               $16,455
10/31/95                    $17,272              $14,152               $16,919
11/30/95                    $18,130              $14,772               $17,757
12/31/95                    $19,840              $15,057               $18,696
1/31/96                     $21,306              $15,569               $19,747
2/29/96                     $22,355              $15,714               $19,439
3/31/96                     $23,177              $15,865               $19,439
4/30/96                     $24,428              $16,098               $19,089
5/31/96                     $24,819              $16,512               $19,875
6/30/96                     $23,619              $16,575               $20,245
7/31/96                     $20,381              $15,842               $19,283
8/31/96                     $21,975              $16,176               $19,997
9/30/96                     $23,733              $17,085               $21,634
10/31/96                    $21,772              $17,557               $21,825
11/30/96                    $22,278              $18,883               $23,652
12/31/96                    $23,108              $18,509               $22,625
1/31/97                     $23,859              $19,664               $25,082
2/28/97                     $23,859              $19,819               $25,443
3/31/97                     $21,802              $19,006               $23,718
4/30/97                     $20,844              $20,139               $25,682
5/31/97                     $23,315              $21,364               $27,246
6/30/97                     $25,308              $22,321               $29,783
7/31/97                     $26,033              $24,095               $30,384
8/31/97                     $25,813              $22,746               $27,969
9/30/97                     $28,633              $23,990               $29,577
10/31/97                    $26,938              $23,189               $29,876
11/30/97                    $25,929              $24,262               $31,184
12/31/97                    $25,466              $24,680               $32,525
1/31/98                     $25,438              $24,951               $34,776
2/28/98                     $26,048              $26,750               $36,692
3/31/98                     $26,907              $28,120               $38,024
4/30/98                     $26,727              $28,404               $38,925
5/31/98                     $25,105              $27,915               $38,155
6/30/98                     $24,634              $29,049               $40,932
7/31/98                     $23,109              $28,741               $41,108
8/31/98                     $17,924              $24,591               $36,500
9/30/98                     $20,267              $26,167               $40,803
10/31/98                    $20,974              $28,294               $42,244
11/30/98                    $22,277              $30,009               $44,838
12/31/98                    $23,545              $31,737               $46,797
1/31/99                     $23,725              $33,064               $46,633
2/28/99                     $21,020              $32,036               $47,071
3/31/99                     $20,645              $33,317               $48,197
4/30/99                     $19,258              $34,606               $44,977
5/31/99                     $19,258              $33,790               $43,700
6/30/99                     $20,312              $35,665               $45,714
7/31/99                     $20,562              $34,552               $43,182
8/31/99                     $20,257              $34,380               $44,650
9/30/99                     $19,438              $33,438               $41,042
10/31/99                    $19,813              $35,554               $45,569
11/30/99                    $21,297              $36,276               $45,893
12/31/99                    $23,365              $38,413               $41,813
1/31/00                     $25,182              $36,484               $44,296
2/29/00                     $31,204              $35,795               $39,703
3/31/00                     $28,568              $39,295               $41,879
4/30/00                     $28,151              $38,113               $45,212
5/31/00                     $29,539              $37,331               $47,735
6/30/00                     $34,312              $38,253               $51,706
7/31/00                     $33,105              $37,657               $48,806
8/31/00                     $38,363              $39,995               $49,143
9/30/00                     $40,416              $37,883               $51,580
10/31/00                    $39,057              $37,724               $53,473
11/30/00                    $36,934              $34,752               $55,751
12/31/00                    $39,549              $34,922               $57,312
1/31/01                     $37,012              $36,162               $52,635
2/28/01                     $35,641              $32,867               $52,762
3/31/01                     $31,586              $30,787               $48,841
4/30/01                     $34,343              $33,176               $50,180
5/31/01                     $35,376              $33,398               $50,797
6/30/01                     $36,791              $32,587               $48,435
7/31/01                     $35,096              $32,267               $51,041
8/31/01                     $34,638              $30,250               $49,239
9/30/01                     $32,397              $27,809               $49,953
10/31/01                    $32,515              $28,340               $49,713
11/30/01                    $33,532              $30,514               $52,129
12/31/01                    $34,612              $30,783               $50,471
1/31/02                     $32,972              $30,333               $49,997
2/28/02                     $31,067              $29,748               $50,192
3/31/02                     $32,308              $30,866               $50,297
4/30/02                     $30,727              $28,996               $47,184
5/31/02                     $29,235              $28,784               $46,283
6/30/02                     $26,369              $26,735               $42,034
7/31/02                     $24,389              $24,652               $41,172
8/31/02                     $24,389              $24,812               $41,679
9/30/02                     $23,222              $22,118               $38,999
10/31/02                    $23,030              $24,062               $41,339
11/30/02                    $23,917              $25,477               $42,455
12/31/02                    $22,706              $23,981               $40,965
1/31/03                     $22,292              $23,355               $40,809
2/28/03                     $21,695              $23,005               $40,074
3/31/03                     $22,507              $23,226               $41,453
4/30/03                     $23,794              $25,140               $42,900

AVERAGE ANNUAL TOTAL RETURN

CLASS B                 4/30/03
---------------------------------------------

1-Year                  -26.07%

3-Year                   -7.01%

Since Inception (1/1/99) -0.92%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS B (1/1/99-4/30/03)

                    Franklin Global            S&P 500                  S&P 500
                Health Care-Class B            Index 5      Health Care Index 5
1/1/99                      $10,000            $10,000                  $10,000
1/31/99                     $10,059            $10,418                   $9,965
2/28/99                      $8,910            $10,094                  $10,059
3/31/99                      $8,745            $10,498                  $10,299
4/30/99                      $8,156            $10,904                   $9,611
5/31/99                      $8,150            $10,647                   $9,338
6/30/99                      $8,592            $11,238                   $9,769
7/31/99                      $8,692            $10,887                   $9,227
8/31/99                      $8,556            $10,833                   $9,541
9/30/99                      $8,209            $10,536                   $8,770
10/31/99                     $8,362            $11,203                   $9,738
11/30/99                     $8,975            $11,430                   $9,807
12/31/99                     $9,847            $12,103                   $8,935
1/31/00                     $10,607            $11,496                   $9,466
2/29/00                     $13,129            $11,278                   $8,484
3/31/00                     $12,021            $12,381                   $8,949
4/30/00                     $11,839            $12,009                   $9,661
5/31/00                     $12,416            $11,763                  $10,200
6/30/00                     $14,414            $12,053                  $11,049
7/31/00                     $13,889            $11,865                  $10,429
8/31/00                     $16,081            $12,602                  $10,501
9/30/00                     $16,930            $11,937                  $11,022
10/31/00                    $16,352            $11,886                  $11,427
11/30/00                    $15,457            $10,950                  $11,913
12/31/00                    $16,544            $11,003                  $12,247
1/31/01                     $15,469            $11,394                  $11,248
2/28/01                     $14,888            $10,356                  $11,275
3/31/01                     $13,188             $9,700                  $10,437
4/30/01                     $14,332            $10,453                  $10,723
5/31/01                     $14,750            $10,523                  $10,855
6/30/01                     $15,332            $10,268                  $10,350
7/31/01                     $14,613            $10,167                  $10,907
8/31/01                     $14,419             $9,532                  $10,522
9/30/01                     $13,475             $8,762                  $10,674
10/31/01                    $13,513             $8,930                  $10,623
11/30/01                    $13,925             $9,615                  $11,139
12/31/01                    $14,371             $9,699                  $10,785
1/31/02                     $13,682             $9,558                  $10,684
2/28/02                     $12,880             $9,373                  $10,725
3/31/02                     $13,387             $9,726                  $10,748
4/30/02                     $12,724             $9,136                  $10,083
5/31/02                     $12,098             $9,069                   $9,890
6/30/02                     $10,908             $8,424                   $8,982
7/31/02                     $10,075             $7,768                   $8,798
8/31/02                     $10,075             $7,818                   $8,906
9/30/02                      $9,587             $6,969                   $8,334
10/31/02                     $9,505             $7,582                   $8,834
11/30/02                     $9,862             $8,027                   $9,072
12/31/02                     $9,355             $7,556                   $8,754
1/31/03                      $9,180             $7,359                   $8,720
2/28/03                      $8,926             $7,249                   $8,563
3/31/03                      $9,258             $7,318                   $8,858
4/30/03                      $9,607             $7,921                   $9,167

24 ANNUAL REPORT Past performance does not guarantee future results.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS C (9/3/96-4/30/03)

                  Franklin Global               S&P 500              S&P 500
              Health Care-Class C               Index 5  Health Care Index 5
9/3/96                     $9,897               $10,000              $10,000
9/30/96                   $10,720               $10,506              $10,737
10/31/96                   $9,823               $10,796              $10,831
11/30/96                  $10,040               $11,611              $11,738
12/31/96                  $10,417               $11,381              $11,229
1/31/97                   $10,743               $12,091              $12,448
2/28/97                   $10,738               $12,187              $12,627
3/31/97                    $9,810               $11,687              $11,771
4/30/97                    $9,378               $12,384              $12,746
5/31/97                   $10,475               $13,137              $13,522
6/30/97                   $11,368               $13,725              $14,781
7/31/97                   $11,683               $14,816              $15,080
8/31/97                   $11,578               $13,987              $13,881
9/30/97                   $12,838               $14,752              $14,679
10/31/97                  $12,062               $14,259              $14,827
11/30/97                  $11,601               $14,919              $15,477
12/31/97                  $11,389               $15,176              $16,142
1/31/98                   $11,370               $15,343              $17,259
2/28/98                   $11,632               $16,449              $18,210
3/31/98                   $12,011               $17,291              $18,871
4/30/98                   $11,931               $17,466              $19,318
5/31/98                   $11,196               $17,165              $18,936
6/30/98                   $10,985               $17,862              $20,314
7/31/98                   $10,300               $17,673              $20,402
8/31/98                    $7,979               $15,121              $18,115
9/30/98                    $9,018               $16,090              $20,250
10/31/98                   $9,323               $17,398              $20,965
11/30/98                   $9,895               $18,453              $22,252
12/31/98                  $10,458               $19,516              $23,225
1/31/99                   $10,533               $20,331              $23,144
2/28/99                    $9,325               $19,699              $23,361
3/31/99                    $9,157               $20,487              $23,920
4/30/99                    $8,540               $21,280              $22,322
5/31/99                    $8,534               $20,778              $21,688
6/30/99                    $9,001               $21,931              $22,688
7/31/99                    $9,107               $21,247              $21,431
8/31/99                    $8,957               $21,140              $22,159
9/30/99                    $8,596               $20,561              $20,369
10/31/99                   $8,752               $21,863              $22,616
11/30/99                   $9,399               $22,306              $22,776
12/31/99                  $10,309               $23,620              $20,751
1/31/00                   $11,106               $22,435              $21,984
2/29/00                   $13,747               $22,011              $19,704
3/31/00                   $12,582               $24,163              $20,784
4/30/00                   $12,389               $23,436              $22,438
5/31/00                   $12,994               $22,955              $23,690
6/30/00                   $15,087               $23,522              $25,662
7/31/00                   $14,538               $23,155              $24,222
8/31/00                   $16,843               $24,593              $24,389
9/30/00                   $17,728               $23,295              $25,599
10/31/00                  $17,123               $23,197              $26,538
11/30/00                  $16,183               $21,369              $27,669
12/31/00                  $17,315               $21,474              $28,443
1/31/01                   $16,192               $22,236              $26,122
2/28/01                   $15,585               $20,210              $26,185
3/31/01                   $13,803               $18,931              $24,240
4/30/01                   $14,998               $20,400              $24,904
5/31/01                   $15,440               $20,537              $25,210
6/30/01                   $16,047               $20,038              $24,038
7/31/01                   $15,295               $19,841              $25,331
8/31/01                   $15,090               $18,601              $24,437
9/30/01                   $14,107               $17,100              $24,791
10/31/01                  $14,146               $17,427              $24,672
11/30/01                  $14,582               $18,763              $25,871
12/31/01                  $15,045               $18,929              $25,049
1/31/02                   $14,324               $18,652              $24,813
2/28/02                   $13,485               $18,292              $24,910
3/31/02                   $14,014               $18,980              $24,962
4/30/02                   $13,319               $17,830              $23,417
5/31/02                   $12,664               $17,700              $22,970
6/30/02                   $11,415               $16,439              $20,861
7/31/02                   $10,548               $15,159              $20,433
8/31/02                   $10,548               $15,257              $20,685
9/30/02                   $10,032               $13,600              $19,355
10/31/02                   $9,946               $14,796              $20,516
11/30/02                  $10,323               $15,666              $21,070
12/31/02                   $9,794               $14,746              $20,330
1/31/03                    $9,609               $14,361              $20,253
2/28/03                    $9,341               $14,146              $19,889
3/31/03                    $9,685               $14,282              $20,573
4/30/03                   $10,234               $15,459              $21,291

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/03
------------------------------------
1-Year                   -24.65%

5-Year                    -3.21%

Since Inception (9/3/96)  +0.35%

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Health Care Index is a subsector of the Industrial Sector of the S&P 500. It includes all the companies in the health care industry that are in the S&P 500.

            Past performance does not guarantee future results. ANNUAL REPORT 25

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME


[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Natural Resources Fund
Based on Total Net Assets
4/30/03

Energy Minerals
36.2%

Industrial Services
30.8%

Process Industries
15.5%

Non-Energy
Minerals 13.3%

Short-Term
Investments &
Other Net Assets
4.2%

FRANKLIN NATURAL RESOURCES FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NATURAL RESOURCES FUND SEEKS HIGH TOTAL RETURN BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF COMPANIES THAT OWN, PRODUCE, REFINE, PROCESS, TRANSPORT OR MARKET NATURAL RESOURCES, AS WELL AS THOSE THAT PROVIDE RELATED SERVICES FOR NATURAL RESOURCES COMPANIES.
--------------------------------------------------------------------------------

During the 12 months ended April 30, 2003, the natural resources sector figured prominently in world events as the conflict in Iraq and continued concern over the pace of economic recovery weighed heavily on investors' minds. Within this environment, Franklin Natural Resources Fund - Class A posted a -19.62% cumulative total return for the year ended April 30, 2003, as shown in the Performance Summary beginning on page 30. In comparison, the Standard & Poor's 500 Composite Index (S&P 500), the Fund's broad benchmark, returned -13.30% for the same period.1

Oil prices averaged just above $29 per barrel for the period under review, hitting a $37 high in March just before military action began in Iraq. Prices moved back into the $25 to $30 per barrel trading range after the situation in Iraq stabilized,

1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 59.

26 ANNUAL REPORT
but remained in a tight supply and demand balance due to Iraqi oil supply disruption and production strikes in Venezuela and Nigeria.

Natural gas prices were also extremely volatile over the Fund's fiscal year, with prices dipping as low as $2.79 per million British thermal units (MMBtu) in late July, only to spike up to $8.96 in late February as inventories dwindled. Natural gas storage moved from above-normal levels in May 2002 to an all-time low in April 2003. Despite a relatively strong average natural gas price of $4.27 MMBtu for the period, producers were slow to increase drilling activity. Their reluctance to commit more capital to drilling was evidenced by a stagnant U.S. rig count, which did not increase meaningfully until the beginning of 2003.

Because of high prices for their respective commodities, the oil and gas exploration and production group managed to outperform the S&P 500, but still remained in negative territory for the year. Energy stocks failed to respond to February's high commodity prices as investors questioned the sustainability of record high commodity prices. Furthermore, the removal of Royal Dutch Petroleum from the S&P 500 spurred a major decline across the entire oil and gas sector. Taking advantage of the disparity between market fundamentals and equity valuations, we initiated positions in Apache and Westport Resources. We believed both companies possessed solid growth potential and appeared attractive on a relative valuation basis.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

GEOGRAPHIC DISTRIBUTION
Franklin Natural Resources Fund
Based on Total Net Assets
4/30/03

U.S. 82.6%

Europe 7.4%

Canada 4.4%

South Africa 1.4%

Short-Term
Investments &
Other Net Assets
4.2%

                                                                ANNUAL REPORT 27

TOP 10 EQUITY HOLDINGS
Franklin Natural Resources Fund
4/30/03

COMPANY
SECTOR/INDUSTRY,        % OF TOTAL
COUNTRY                 NET ASSETS
------------------------------------

Olin Corp.                    3.9%
NON-ENERGY MINERALS, U.S.

Cabot Corp.                   3.8%
PROCESS INDUSTRIES, U.S.

Grey Wolf Inc.                3.4%
INDUSTRIAL SERVICES, U.S.

Devon Energy Corp.            3.3%
ENERGY MINERALS, U.S.

Chesapeake Energy Corp.       3.2%
ENERGY MINERALS, U.S.

Premcor Inc.                  3.1%
ENERGY MINERALS, U.S.

Peabody Energy Corp.          3.1%
ENERGY MINERALS, U.S.

Exxon Mobil Corp.             3.1%
ENERGY MINERALS, U.S.

BP PLC, ADR                   3.0%
ENERGY MINERALS, U.K.

Bunge Ltd.                    2.8%
PROCESS INDUSTRIES, U.S.

The contract drilling group was one of the worst performing areas in the natural resources sector during the reporting period as improvement in activity levels took longer than expected. Although many investors were disappointed with the pace of development, we began to see signs of increasing permit requests and drilling activity over the past few months. With the potential for higher rig utilization, we increased the Fund's oil service and drilling weighting to 26.7% of total net assets as of April 30, 2003. In addition to increasing existing holdings, we initiated a position in land driller Patterson-UTI with the belief that the onshore market would be one of the first areas to recover.

The sluggish economy combined with high feedstock prices hurt chemical companies, but investors began to believe that the worst has passed. We shared some of this optimism and held 14.9% of the Fund's total net assets in chemical companies at period-end, including our top two holdings Olin and Cabot. Overall, we reduced the number of holdings in the Fund, focusing on those we believed have the best potential over the next 12 months.

28 ANNUAL REPORT

Thank you for your participation in Franklin Natural Resources Fund. We appreciate your support, welcome your comments or suggestions, and look forward to serving your investment needs in the future.

/S/ STEPHEN M. LAND

Stephen M. Land, CFA
Portfolio Manager
Franklin Natural Resources Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------
                                                                ANNUAL REPORT 29

FRANKLIN NATURAL
RESOURCES FUND

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$3.37         $13.60    $16.97
DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.0432

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
-------------------------------------------------------------------------
Net Asset Value (NAV)          -$3.46         $14.11    $17.57
DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.0962

30 ANNUAL REPORT Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +9.98% and +1.51%.

PERFORMANCE

                                                       INCEPTION
CLASS A                               1-YEAR   5-YEAR  (6/5/95)
-------------------------------------------------------------------------
Cumulative Total Return 1            -19.62%   -7.67%   +59.57%
Average Annual Total Return 2        -24.26%   -2.74%    +5.30%
Value of $10,000 Investment 3         $7,574   $8,704   $15,039
Avg. Ann. Total Return (3/31/03)4    -24.65%   -2.20%    +5.23%

                                                       INCEPTION
ADVISOR CLASS 5                       1-YEAR   5-YEAR  (6/5/95)
-------------------------------------------------------------------------
Cumulative Total Return 1            -19.18%   -2.98%   +70.05%
Average Annual Total Return 2        -19.18%   -0.60%    +6.95%
Value of $10,000 Investment 3         $8,082   $9,702   $17,005
Avg. Ann. Total Return (3/31/03)4    -19.67%   -0.07%    +6.88%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Investing in a non-diversified fund concentrating in the natural resources sector involves special risks including increased susceptibility to adverse economic and regulatory developments affecting the sector. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Smaller-company stocks can also involve special risks associated with smaller revenues and market share, and more limited product lines, and the price of such securities can be volatile, particularly over the short term. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

            Past performance does not guarantee future results. ANNUAL REPORT 31

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    4/30/03
-------------------------------------------

1-Year                     -24.26%

5-Year                      -2.74%

Since Inception (6/5/95)    +5.30%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS A (6/5/95-4/30/03)

                   Franklin Natural                     S&P 500
           Resources Fund - Class A                     Index 6
6/5/95                       $9,425                     $10,000
6/30/95                      $9,538                     $10,193
7/31/95                      $9,727                     $10,530
8/31/95                      $9,764                     $10,557
9/30/95                      $9,698                     $11,002
10/31/95                     $9,321                     $10,963
11/30/95                     $9,783                     $11,443
12/31/95                    $10,436                     $11,664
1/31/96                     $10,943                     $12,060
2/29/96                     $11,048                     $12,172
3/31/96                     $11,737                     $12,289
4/30/96                     $12,569                     $12,470
5/31/96                     $12,798                     $12,790
6/30/96                     $12,796                     $12,839
7/31/96                     $11,952                     $12,271
8/31/96                     $12,719                     $12,530
9/30/96                     $13,170                     $13,235
10/31/96                    $13,678                     $13,600
11/30/96                    $14,493                     $14,627
12/31/96                    $14,574                     $14,337
1/31/97                     $14,968                     $15,232
2/28/97                     $14,416                     $15,352
3/31/97                     $13,796                     $14,723
4/30/97                     $13,855                     $15,600
5/31/97                     $15,076                     $16,548
6/30/97                     $15,231                     $17,290
7/31/97                     $15,716                     $18,664
8/31/97                     $16,290                     $17,619
9/30/97                     $17,497                     $18,583
10/31/97                    $16,904                     $17,962
11/30/97                    $15,182                     $18,794
12/31/97                    $15,108                     $19,117
1/31/98                     $14,192                     $19,328
2/28/98                     $14,950                     $20,721
3/31/98                     $15,688                     $21,782
4/30/98                     $16,289                     $22,002
5/31/98                     $14,993                     $21,623
6/30/98                     $14,073                     $22,501
7/31/98                     $12,484                     $22,263
8/31/98                      $9,527                     $19,048
9/30/98                     $11,318                     $20,269
10/31/98                    $12,102                     $21,917
11/30/98                    $11,201                     $23,245
12/31/98                    $11,176                     $24,584
1/31/99                     $10,633                     $25,612
2/28/99                     $10,313                     $24,815
3/31/99                     $11,878                     $25,808
4/30/99                     $14,103                     $26,807
5/31/99                     $13,432                     $26,174
6/30/99                     $14,387                     $27,627
7/31/99                     $14,761                     $26,765
8/31/99                     $14,986                     $26,631
9/30/99                     $14,633                     $25,901
10/31/99                    $13,969                     $27,541
11/30/99                    $14,055                     $28,100
12/31/99                    $14,922                     $29,755
1/31/00                     $14,536                     $28,261
2/29/00                     $14,408                     $27,727
3/31/00                     $16,966                     $30,439
4/30/00                     $16,849                     $29,522
5/31/00                     $18,251                     $28,917
6/30/00                     $17,887                     $29,632
7/31/00                     $16,645                     $29,169
8/31/00                     $18,989                     $30,981
9/30/00                     $18,968                     $29,345
10/31/00                    $17,683                     $29,222
11/30/00                    $16,549                     $26,919
12/31/00                    $20,117                     $27,051
1/31/01                     $19,397                     $28,011
2/28/01                     $19,515                     $25,459
3/31/01                     $19,483                     $23,848
4/30/01                     $20,817                     $25,698
5/31/01                     $21,279                     $25,871
6/30/01                     $18,805                     $25,242
7/31/01                     $18,106                     $24,995
8/31/01                     $16,901                     $23,432
9/30/01                     $14,910                     $21,541
10/31/01                    $15,846                     $21,953
11/30/01                    $15,631                     $23,637
12/31/01                    $16,758                     $23,845
1/31/02                     $16,273                     $23,496
2/28/02                     $17,188                     $23,043
3/31/02                     $18,633                     $23,909
4/30/02                     $18,710                     $22,461
5/31/02                     $18,666                     $22,297
6/30/02                     $17,784                     $20,709
7/31/02                     $14,972                     $19,096
8/31/02                     $15,391                     $19,220
9/30/02                     $14,476                     $17,133
10/31/02                    $14,829                     $18,639
11/30/02                    $15,656                     $19,735
12/31/02                    $15,880                     $18,576
1/31/03                     $15,194                     $18,091
2/28/03                     $15,260                     $17,820
3/31/03                     $14,895                     $17,991
4/30/03                     $15,039                     $19,473

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 5           4/30/03
--------------------------------------------
1-Year                    -19.18%

5-Year                     -0.60%

Since Inception (6/5/95)   +6.95%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

ADVISOR CLASS (6/5/95-4/30/03)

                Franklin Natural Resources                   S&P 500
                      Fund - Advisor Class                   Index 6
6/5/95                             $10,000                   $10,000
6/30/95                            $10,120                   $10,193
7/31/95                            $10,320                   $10,530
8/31/95                            $10,360                   $10,557
9/30/95                            $10,290                   $11,002
10/31/95                            $9,890                   $10,963
11/30/95                           $10,380                   $11,443
12/31/95                           $11,072                   $11,664
1/31/96                            $11,610                   $12,060
2/29/96                            $11,722                   $12,172
3/31/96                            $12,453                   $12,289
4/30/96                            $13,336                   $12,470
5/31/96                            $13,579                   $12,790
6/30/96                            $13,576                   $12,839
7/31/96                            $12,681                   $12,271
8/31/96                            $13,495                   $12,530
9/30/96                            $13,973                   $13,235
10/31/96                           $14,513                   $13,600
11/30/96                           $15,378                   $14,627
12/31/96                           $15,463                   $14,337
1/31/97                            $15,870                   $15,232
2/28/97                            $15,285                   $15,352
3/31/97                            $14,637                   $14,723
4/30/97                            $14,700                   $15,600
5/31/97                            $16,006                   $16,548
6/30/97                            $16,163                   $17,290
7/31/97                            $16,689                   $18,664
8/31/97                            $17,320                   $17,619
9/30/97                            $18,592                   $18,583
10/31/97                           $17,972                   $17,962
11/30/97                           $16,153                   $18,794
12/31/97                           $16,061                   $19,117
1/31/98                            $15,096                   $19,328
2/28/98                            $15,915                   $20,721
3/31/98                            $16,722                   $21,782
4/30/98                            $17,362                   $22,002
5/31/98                            $15,982                   $21,623
6/30/98                            $15,014                   $22,501
7/31/98                            $13,327                   $22,263
8/31/98                            $10,179                   $19,048
9/30/98                            $12,081                   $20,269
10/31/98                           $12,931                   $21,917
11/30/98                           $11,980                   $23,245
12/31/98                           $11,951                   $24,584
1/31/99                            $11,369                   $25,612
2/28/99                            $11,039                   $24,815
3/31/99                            $12,726                   $25,808
4/30/99                            $15,543                   $26,807
5/31/99                            $14,813                   $26,174
6/30/99                            $15,872                   $27,627
7/31/99                            $16,285                   $26,765
8/31/99                            $16,549                   $26,631
9/30/99                            $16,159                   $25,901
10/31/99                           $15,436                   $27,541
11/30/99                           $15,528                   $28,100
12/31/99                           $16,492                   $29,755
1/31/00                            $16,079                   $28,261
2/29/00                            $15,930                   $27,727
3/31/00                            $18,764                   $30,439
4/30/00                            $18,638                   $29,522
5/31/00                            $20,199                   $28,917
6/30/00                            $19,797                   $29,632
7/31/00                            $18,420                   $29,169
8/31/00                            $21,037                   $30,981
9/30/00                            $21,014                   $29,345
10/31/00                           $19,591                   $29,222
11/30/00                           $18,351                   $26,919
12/31/00                           $22,313                   $27,051
1/31/01                            $21,515                   $28,011
2/28/01                            $21,654                   $25,459
3/31/01                            $21,631                   $23,848
4/30/01                            $23,123                   $25,698
5/31/01                            $23,632                   $25,871
6/30/01                            $20,891                   $25,242
7/31/01                            $20,127                   $24,995
8/31/01                            $18,797                   $23,432
9/30/01                            $16,576                   $21,541
10/31/01                           $17,629                   $21,953
11/30/01                           $17,386                   $23,637
12/31/01                           $18,647                   $23,845
1/31/02                            $18,113                   $23,496
2/28/02                            $19,145                   $23,043
3/31/02                            $20,746                   $23,909
4/30/02                            $20,841                   $22,461
5/31/02                            $20,806                   $22,297
6/30/02                            $19,821                   $20,709
7/31/02                            $16,689                   $19,096
8/31/02                            $17,176                   $19,220
9/30/02                            $16,144                   $17,133
10/31/02                           $16,547                   $18,639
11/30/02                           $17,472                   $19,735
12/31/02                           $17,728                   $18,576
1/31/03                            $16,964                   $18,091
2/28/03                            $17,048                   $17,820
3/31/03                            $16,666                   $17,991
4/30/03                            $17,005                   $19,473

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

32 ANNUAL REPORT Past performance does not guarantee future results.

FRANKLIN TECHNOLOGY FUND

[GRAPHIC OMITTED]
FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN TECHNOLOGY FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF COMPANIES EXPECTED TO BENEFIT FROM THE DEVELOPMENT, ADVANCEMENT AND USE OF TECHNOLOGY.
--------------------------------------------------------------------------------

During the 12 months ended April 30, 2003, the stock market continued to demonstrate high volatility as economic uncertainty, global political tensions and stagnant corporate profits left investors confused. Fortunately, we recently began to see U.S. companies report better-than-expected earnings results for 2003's first quarter, with more than 83% of Standard & Poor's 500 companies either meeting expectations or reporting positive earnings surprises.

Within this environment, Franklin Technology Fund - Class A posted a -27.00% cumulative total return for the fiscal year ended April 30, 2003, as shown in the Performance Summary beginning on page 37. In comparison, the Merrill Lynch 100 Technology Index and the technology-heavy Nasdaq Composite Index returned -23.45% and -12.72% during the same time.1

1. Source: Standard & Poor's Micropal. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 66.

                                                                ANNUAL REPORT 33

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

PORTFOLIO BREAKDOWN
Franklin Technology Fund
Based on Total Net Assets
4/30/03

Electronic
Technology 48.8%

Software 22.6%

Technology
Services 16.1%

Producer
Manufacturing 1.3%

Communications
Equipment 1.0%

Short-Term
Investments &
Other Net Assets
10.2%

The Fund's relative underperformance primarily came from our computer software and semiconductor holdings. Our computer hardware, data processing and technology services investments outperformed the technology benchmark. Although we underperformed overall for the fiscal year, we continued to apply the same discipline and consistent approach to identifying and investing in technology companies we believe could provide superior returns. We also maintained a diversified portfolio to mitigate the risks of adverse performance in any given subsector.

While the timing of an economic recovery remained uncertain, we viewed recent developments as positive. Because we believed that we might finally see some economic recovery later in 2003 and into 2004, we focused our investments on companies we considered well positioned for this scenario. We also reduced or eliminated positions we thought needed to resolve long-term issues before they can perform well, because such investments tend to lag in an economic recovery.

Specifically, we looked for productivity growth resulting from increased technology implementation and communications and manufacturing technology improvements, which may continue due to technology advancements. Some recent, interesting trends include strengthening demand for storage hardware as data growth requires companies to add capacity. In this area, we owned three stocks we believed demonstrated leadership: EMC, QLogic and Network Appliance. We also saw strong demand for security technology as viruses and hacking attacks continued around the world. Key investments in this segment include Symantec and Netscreen Technologies.

34 ANNUAL REPORT

During the reporting period, we added to our exposure in technology services by purchasing shares in Amdocs. We also added to our software investments including Cognos, Bearingpoint, BEA Systems, Mercury Interactive and Cognizant Technology Solutions. Furthermore, we increased our weighting in electronic technology companies such as Qualcomm, Thermo Electron and Advanced Fibre Communications. In our opinion, these companies are well positioned in their respective industries, because they picked up market share during the downturn or are developing new products that should do well during a recovery.

On the other hand, we eliminated our biotechnology exposure during the fiscal year as we sold our Amgen, Cubist Pharmaceuticals and MedImmune holdings. We also reduced our semiconductor weighting by selling Altera, Micrel and Cirrus Logic. We based these sales on our analysis of each stock's valuation relative to its risk profile and return potential. We reinvested the proceeds in companies we believed represented a better risk and return balance.


TOP 10 EQUITY HOLDINGS
Franklin Technology Fund
4/30/03

COMPANY
SECTOR/INDUSTRY,       % OF TOTAL
COUNTRY                NET ASSETS
-------------------------------------------------

Dell Computer Corp.          3.0%
ELECTRONIC TECHNOLOGY, U.S.

Linear Technology Corp.      2.8%
ELECTRONIC TECHNOLOGY, U.S.

Xilinx Inc.                  2.5%
ELECTRONIC TECHNOLOGY, U.S.

Intersil Corp.               2.4%
ELECTRONIC TECHNOLOGY, U.S.

Microsoft Corp.              2.4%
TECHNOLOGY SERVICES, U.S.

Microchip Technology Inc.    2.3%
ELECTRONIC TECHNOLOGY, U.S.

Avocent Corp.                2.3%
ELECTRONIC TECHNOLOGY, U.S.

Cognos Inc.                  2.2%
SOFTWARE, CANADA

Logitech
International SA, ADR        2.1%
ELECTRONIC TECHNOLOGY,
SWITZERLAND

Affiliated Computer
Services Inc., A             2.1%
TECHNOLOGY SERVICES, U.S.

                                                                ANNUAL REPORT 35

Thank you for your investment in Franklin Technology Fund. We appreciate your support, welcome your comments and look forward to serving your investment needs in the years ahead.

/S/ IAN LINK

Ian Link, CFA

/S/ ROBERT R. DEAN

Robert R. Dean, CFA

Portfolio Management Team
Franklin Technology Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

36 ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.

FRANKLIN TECHNOLOGY FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager and administrator have agreed in advance to waive a portion of their respective fees and to make certain payments to reduce expenses. If the manager and administrator had not taken this action, the Fund's total return would have been lower. The Fund's manager and administrator may end this arrangement at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

PRICE INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
---------------------------------------------------------------------
Net Asset Value (NAV)          -$1.18          $3.19     $4.37

CLASS B                        CHANGE         4/30/03   4/30/02
---------------------------------------------------------------------
Net Asset Value (NAV)          -$1.18          $3.14     $4.32

CLASS C                        CHANGE         4/30/03   4/30/02
---------------------------------------------------------------------
Net Asset Value (NAV)          -$1.17          $3.13     $4.30

CLASS R                        CHANGE         4/30/03   4/30/02
---------------------------------------------------------------------
Net Asset Value (NAV)          -$1.18          $3.18     $4.36

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
---------------------------------------------------------------------
Net Asset Value (NAV)          -$1.17          $3.22     $4.39

            Past performance does not guarantee future results. ANNUAL REPORT 37

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE

                                                       INCEPTION
CLASS A                              1-YEAR    3-YEAR  (5/1/00)
-----------------------------------------------------------------------
Cumulative Total Return 1            -27.00%   -68.10%  -68.10%
Average Annual Total Return 2        -31.25%   -33.03%  -33.03%
Value of $10,000 Investment 3        $6,875    $3,007   $3,007
Avg. Ann. Total Return (3/31/03)4    -44.89%     --     -35.84%

                                                       INCEPTION
CLASS B                              1-YEAR    3-YEAR  (5/1/00)
-----------------------------------------------------------------------
Cumulative Total Return 1            -27.31%   -68.60%  -68.60%
Average Annual Total Return 2        -30.22%   -32.74%  -32.74%
Value of $10,000 Investment 3        $6,978    $3,046   $3,046
Avg. Ann. Total Return (3/31/03)4    -44.20%     --     -35.59%

                                                       INCEPTION
CLASS C                              1-YEAR    3-YEAR  (5/1/00)
-----------------------------------------------------------------------
Cumulative Total Return 1            -27.21%   -68.70%  -68.70%
Average Annual Total Return 2        -28.60%   -32.35%  -32.35%
Value of $10,000 Investment 3        $7,140    $3,099   $3,099
Avg. Ann. Total Return (3/31/03)4    -43.11%     --     -35.21%

                                                       INCEPTION
CLASS R                                        1-YEAR  (1/1/02)
-----------------------------------------------------------------------
Cumulative Total Return 1                      -27.06%  -40.34%
Average Annual Total Return 2                  -27.79%  -32.83%
Value of $10,000 Investment 3                  $7,221   $5,907
Avg. Ann. Total Return (3/31/03)4              -42.23%  -39.26%

                                                       INCEPTION
ADVISOR CLASS                        1-YEAR    3-YEAR  (5/1/00)
-----------------------------------------------------------------------
Cumulative Total Return 1            -26.65%   -67.80%  -67.80%
Average Annual Total Return 2        -26.65%   -31.48%  -31.48%
Value of $10,000 Investment 3        $7,335    $3,220   $3,220
Avg. Ann. Total Return (3/31/03)4    -41.32%     --     -34.29%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Investing in a non-diversified fund concentrating in the technology sector involves special risks including increased susceptibility to adverse economic and regulatory developments affecting the sector. Historically, technology stocks have been volatile in price, especially over the short term, due to the rapid pace of product change and development. The Fund's investments in smaller-company stocks also involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

38 ANNUAL REPORT Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS A (5/1/00-4/30/03)

                 Franklin Technology      Nasdaq Composite     Merrill Lynch 100
                      Fund - Class A               Index 5    Technology Index 5
5/1/00                        $9,425               $10,000               $10,000
5/31/00                       $8,878                $8,825                $8,739
6/30/00                      $10,688               $10,315                $9,942
7/31/00                      $10,424                $9,796                $9,255
8/31/00                      $12,290               $10,940               $10,893
9/30/00                      $11,414                $9,555                $9,568
10/31/00                     $10,132                $8,769                $8,563
11/30/00                      $7,125                $6,765                $6,150
12/31/00                      $7,097                $6,439                $5,811
1/31/01                       $8,115                $7,228                $6,812
2/28/01                       $5,881                $5,612                $4,842
3/31/01                       $4,882                $4,803                $4,069
4/30/01                       $6,032                $5,527                $4,971
5/31/01                       $5,806                $5,512                $4,679
6/30/01                       $5,778                $5,646                $4,698
7/31/01                       $5,297                $5,299                $4,271
8/31/01                       $4,515                $4,725                $3,748
9/30/01                       $3,374                $3,947                $2,776
10/31/01                      $4,109                $4,453                $3,302
11/30/01                      $4,816                $5,089                $3,927
12/31/01                      $4,958                $5,143                $3,920
1/31/02                       $4,835                $5,102                $3,941
2/28/02                       $4,241                $4,570                $3,406
3/31/02                       $4,694                $4,873                $3,803
4/30/02                       $4,119                $4,460                $3,339
5/31/02                       $3,789                $4,270                $3,152
6/30/02                       $3,261                $3,868                $2,638
7/31/02                       $2,893                $3,514                $2,285
8/31/02                       $2,809                $3,480                $2,205
9/30/02                       $2,319                $3,104                $1,809
10/31/02                      $2,714                $3,522                $2,203
11/30/02                      $3,129                $3,919                $2,689
12/31/02                      $2,733                $3,541                $2,291
1/31/03                       $2,780                $3,505                $2,284
2/28/03                       $2,818                $3,553                $2,304
3/31/03                       $2,743                $3,564                $2,287
4/30/03                       $3,007                $3,892                $2,556

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS B (5/1/00-4/30/03)

                 Franklin Technology      Nasdaq Composite     Merrill Lynch 100
                      Fund - Class B               Index 5    Technology Index 5
5/1/00                       $10,000               $10,000               $10,000
5/31/00                       $9,410                $8,825                $8,739
6/30/00                      $11,340               $10,315                $9,942
7/31/00                      $11,040                $9,796                $9,255
8/31/00                      $13,020               $10,940               $10,893
9/30/00                      $12,080                $9,555                $9,568
10/31/00                     $10,720                $8,769                $8,563
11/30/00                      $7,540                $6,765                $6,150
12/31/00                      $7,500                $6,439                $5,811
1/31/01                       $8,580                $7,228                $6,812
2/28/01                       $6,210                $5,612                $4,842
3/31/01                       $5,150                $4,803                $4,069
4/30/01                       $6,370                $5,527                $4,971
5/31/01                       $6,130                $5,512                $4,679
6/30/01                       $6,090                $5,646                $4,698
7/31/01                       $5,580                $5,299                $4,271
8/31/01                       $4,750                $4,725                $3,748
9/30/01                       $3,550                $3,947                $2,776
10/31/01                      $4,320                $4,453                $3,302
11/30/01                      $5,060                $5,089                $3,927
12/31/01                      $5,210                $5,143                $3,920
1/31/02                       $5,080                $5,102                $3,941
2/28/02                       $4,460                $4,570                $3,406
3/31/02                       $4,920                $4,873                $3,803
4/30/02                       $4,320                $4,460                $3,339
5/31/02                       $3,970                $4,270                $3,152
6/30/02                       $3,420                $3,868                $2,638
7/31/02                       $3,030                $3,514                $2,285
8/31/02                       $2,940                $3,480                $2,205
9/30/02                       $2,420                $3,104                $1,809
10/31/02                      $2,840                $3,522                $2,203
11/30/02                      $3,270                $3,919                $2,689
12/31/02                      $2,860                $3,541                $2,291
1/31/03                       $2,900                $3,505                $2,284
2/28/03                       $2,940                $3,553                $2,304
3/31/03                       $2,860                $3,564                $2,287
4/30/03                       $3,046                $3,892                $2,556


            Past performance does not guarantee future results. ANNUAL REPORT 39

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS C (5/1/00-4/30/03)

                 Franklin Technology      Nasdaq Composite     Merrill Lynch 100
                      Fund - Class C               Index 5    Technology Index 5
5/1/00                        $9,901              $10,000                $10,000
5/31/00                       $9,307               $8,825                 $8,739
6/30/00                      $11,208              $10,315                 $9,942
7/31/00                      $10,901               $9,796                 $9,255
8/31/00                      $12,861              $10,940                $10,893
9/30/00                      $11,931               $9,555                 $9,568
10/31/00                     $10,584               $8,769                 $8,563
11/30/00                      $7,446               $6,765                 $6,150
12/31/00                      $7,416               $6,439                 $5,811
1/31/01                       $8,465               $7,228                 $6,812
2/28/01                       $6,129               $5,612                 $4,842
3/31/01                       $5,089               $4,803                 $4,069
4/30/01                       $6,297               $5,527                 $4,971
5/31/01                       $6,050               $5,512                 $4,679
6/30/01                       $6,020               $5,646                 $4,698
7/31/01                       $5,515               $5,299                 $4,271
8/31/01                       $4,693               $4,725                 $3,748
9/30/01                       $3,505               $3,947                 $2,776
10/31/01                      $4,267               $4,453                 $3,302
11/30/01                      $5,000               $5,089                 $3,927
12/31/01                      $5,149               $5,143                 $3,920
1/31/02                       $5,020               $5,102                 $3,941
2/28/02                       $4,406               $4,570                 $3,406
3/31/02                       $4,861               $4,873                 $3,803
4/30/02                       $4,257               $4,460                 $3,339
5/31/02                       $3,921               $4,270                 $3,152
6/30/02                       $3,376               $3,868                 $2,638
7/31/02                       $2,990               $3,514                 $2,285
8/31/02                       $2,911               $3,480                 $2,205
9/30/02                       $2,396               $3,104                 $1,809
10/31/02                      $2,802               $3,522                 $2,203
11/30/02                      $3,228               $3,919                 $2,689
12/31/02                      $2,822               $3,541                 $2,291
1/31/03                       $2,871               $3,505                 $2,284
2/28/03                       $2,901               $3,553                 $2,304
3/31/03                       $2,822               $3,564                 $2,287
4/30/03                       $3,099               $3,892                 $2,556

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    4/30/03
---------------------------------------------

1-Year                     -28.60%

3-Year                     -32.35%

Since Inception (5/1/00)   -32.35%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

CLASS R (1/1/02-4/30/03)

                 Franklin Technology      Nasdaq Composite     Merrill Lynch 100
                      Fund - Class R               Index 5    Technology Index 5
1/1/02                       $10,000               $10,000               $10,000
1/31/02                       $9,734                $9,921               $10,055
2/28/02                       $8,555                $8,887                $8,691
3/31/02                       $9,449                $9,476                $9,701
4/30/02                       $8,289                $8,672                $8,519
5/31/02                       $7,624                $8,302                $8,042
6/30/02                       $6,559                $7,522                $6,729
7/31/02                       $5,817                $6,832                $5,830
8/31/02                       $5,665                $6,767                $5,626
9/30/02                       $4,658                $6,035                $4,614
10/31/02                      $5,456                $6,848                $5,620
11/30/02                      $6,293                $7,621                $6,860
12/31/02                      $5,513                $6,887                $5,846
1/31/03                       $5,608                $6,816                $5,827
2/28/03                       $5,665                $6,908                $5,878
3/31/03                       $5,513                $6,931                $5,835
4/30/03                       $5,907                $7,569                $6,520


AVERAGE ANNUAL TOTAL RETURN

CLASS R                    4/30/03
---------------------------------------------

1-Year                     -27.79%

Since Inception (1/1/02)   -32.83%

[GRAPHIC OMITTED]
PLOT POINTS FOLLOW:

ADVISOR CLASS (5/1/00-4/30/03)

                 Franklin Technology      Nasdaq Composite     Merrill Lynch 100
                Fund - Advisor Class               Index 5    Technology Index 5
5/1/00                       $10,000               $10,000               $10,000
5/31/00                       $9,410                $8,825                $8,739
6/30/00                      $11,340               $10,315                $9,942
7/31/00                      $11,060                $9,796                $9,255
8/31/00                      $13,050               $10,940               $10,893
9/30/00                      $12,110                $9,555                $9,568
10/31/00                     $10,760                $8,769                $8,563
11/30/00                      $7,570                $6,765                $6,150
12/31/00                      $7,540                $6,439                $5,811
1/31/01                       $8,620                $7,228                $6,812
2/28/01                       $6,250                $5,612                $4,842
3/31/01                       $5,190                $4,803                $4,069
4/30/01                       $6,420                $5,527                $4,971
5/31/01                       $6,180                $5,512                $4,679
6/30/01                       $6,150                $5,646                $4,698
7/31/01                       $5,640                $5,299                $4,271
8/31/01                       $4,810                $4,725                $3,748
9/30/01                       $3,600                $3,947                $2,776
10/31/01                      $4,380                $4,453                $3,302
11/30/01                      $5,130                $5,089                $3,927
12/31/01                      $5,290                $5,143                $3,920
1/31/02                       $5,160                $5,102                $3,941
2/28/02                       $4,530                $4,570                $3,406
3/31/02                       $5,010                $4,873                $3,803
4/30/02                       $4,390                $4,460                $3,339
5/31/02                       $4,050                $4,270                $3,152
6/30/02                       $3,490                $3,868                $2,638
7/31/02                       $3,090                $3,514                $2,285
8/31/02                       $3,010                $3,480                $2,205
9/30/02                       $2,480                $3,104                $1,809
10/31/02                      $2,900                $3,522                $2,203
11/30/02                      $3,340                $3,919                $2,689
12/31/02                      $2,930                $3,541                $2,291
1/31/03                       $2,980                $3,505                $2,284
2/28/03                       $3,020                $3,553                $2,304
3/31/03                       $2,940                $3,564                $2,287
4/30/03                       $3,220                $3,892                $2,556


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              4/30/03
-------------------------------------------

1-Year                     -26.65%

3-Year                     -31.48%

Since Inception (5/1/00)   -31.48%

5. Source: Standard & Poor's Micropal. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American Depositary Receipts. The index was developed with a base value of 200 as of 1/30/98.

40 ANNUAL REPORT Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                       YEAR ENDED APRIL 30,
                                                        ---------------------------------------------------
                                                            2003      2002       2001      2000      1999
                                                        ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $42.72    $57.78     $60.44    $23.41    $26.89
                                                        ---------------------------------------------------
Income from investment operations:
 Net investment loss a ................................     (.44)     (.53)      (.39)     (.23)     (.10)
 Net realized and unrealized gains (losses) ...........    (5.02)   (14.53)     (2.08)    37.32     (2.96)
                                                        ---------------------------------------------------
Total from investment operations ......................    (5.46)   (15.06)     (2.47)    37.09     (3.06)
                                                        ---------------------------------------------------
Less distributions from net realized gains ............       --        --       (.19)     (.06)     (.42)
                                                        ---------------------------------------------------
Net asset value, end of year ..........................   $37.26    $42.72     $57.78    $60.44    $23.41
                                                        ===================================================

Total return b ........................................ (12.80)%  (26.06)%    (4.14)%   158.78%  (11.46)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................... $510,107  $702,189 $1,010,844  $918,473   $69,450
Ratios to average net assets:
 Expenses .............................................    1.57%     1.29%      1.09%     1.13%     1.52%
 Net investment loss ..................................  (1.28)%    (.99)%     (.54)%    (.40)%    (.40)%
Portfolio turnover rate ...............................   47.36%    53.85%     46.82%    40.87%    97.62%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                             See notes to financial statements. ANNUAL REPORT 41

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003

                                                                                      SHARES/
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                               WARRANTS      VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 90.8%
     BIOTECHNOLOGY 83.7%
    aAbgenix Inc. .................................................................   1,153,500 $ 10,958,250
    aAffymetrix Inc. ..............................................................     101,900    1,890,245
    aAlexion Pharmaceuticals Inc. .................................................      83,000    1,094,770
    aAlkermes Inc. ................................................................   1,259,100   12,565,818
    aAlteon Inc. ..................................................................     168,600      665,970
    aAmgen Inc. ...................................................................   1,239,300   75,981,483
    aAntigentics Inc. .............................................................     169,500    1,667,880
    aBiogen Inc. ..................................................................     490,750   18,643,592
    aCelgene Corp. ................................................................     342,500    9,113,925
    aCephalon Inc. ................................................................     124,500    5,084,580
    aChiron Corp. .................................................................      61,100    2,494,713
    aCubist Pharmaceuticals Inc. ..................................................     783,400    7,230,782
    aCuraGen Corp. ................................................................     615,100    2,866,366
    aExelixis Inc. ................................................................     215,500    1,835,845
    aGenentech Inc. ...............................................................     268,000   10,181,320
    aGenta Inc. ...................................................................     304,400    2,276,912
    aGenzyme Corp-General Division ................................................     714,400   28,776,032
    aGilead Sciences Inc. .........................................................     677,300   31,250,622
    aHuman Genome Sciences Inc. ...................................................     455,000    5,318,950
    aIDEC Pharmaceuticals Corp. ...................................................   1,060,800   34,741,200
    aInterMune Inc. ...............................................................     638,700   12,984,771
    aKosan Biosciences Inc. .......................................................     102,800      672,312
  a,cKosan Biosciences Inc. (Restricted) ..........................................   1,161,291    7,594,843
    aMartek Biosciences Corp. .....................................................      50,500    1,718,515
    aMedicines Co. ................................................................     330,000    6,781,500
    aMedImmune Inc. ...............................................................     858,917   30,294,003
    aMillennium Pharmaceuticals Inc. ..............................................   1,689,629   18,585,919
    aNeurocrine Biosciences Inc. ..................................................     112,700    5,099,675
    aNPS Pharmaceuticals Inc. .....................................................     761,800   14,512,290
    aOSI Pharmaceuticals Inc. .....................................................     887,300   18,633,300
    aProtein Design Labs Inc. .....................................................     724,000    7,189,320
     Serono SA, B (Switzerland) ...................................................      27,530   14,939,232
    aTelik Inc. ...................................................................     666,200    8,760,530
    aTrimeris Inc. ................................................................     236,500   10,498,235
    aVertex Pharmaceuticals Inc. ..................................................     339,200    4,094,144
                                                                                                ------------
                                                                                                 426,997,844
                                                                                                ------------
     ELECTRONIC EQUIPMENT/INSTRUMENTS .1%
    aThermo Electron Corp. ........................................................      15,100      274,367
                                                                                                ------------

42 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

                                                                                      SHARES/
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                               WARRANTS      VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     OTHER PHARMACEUTICALS 7.0%
    aAtherogenics Inc. ............................................................     444,300 $  4,043,130
  a,cBioMarin Pharmaceutical Inc. .................................................     406,821    4,466,894
  a,cBiomarin Pharmaceutical Inc., wts., 5/17/04 ..................................      95,238           --
    aCV Therapeutics Inc. .........................................................     296,500    5,924,070
    aEsperion Therapeutics Inc. ...................................................     135,679    1,546,741
    aInspire Pharmaceuticals Inc. .................................................     125,000    1,825,000
    aPraecis Pharmaceuticals Inc. .................................................     210,000      919,800
    aSalix Pharmaceuticals Ltd. (Canada) ..........................................     607,700    6,848,779
    aUnited Therapeutics Corp. ....................................................     330,200    5,926,760
    aVicuron Pharmaceuticals Inc. .................................................     358,500    4,212,375
                                                                                                ------------
                                                                                                  35,713,549
                                                                                                ------------
     TOTAL COMMON STOCKS AND WARRANTS (COST $451,088,162) .........................              462,985,760
                                                                                                ------------
     PREFERRED STOCKS (COST $10,000,002) 1.5%
     BIOTECHNOLOGY
  a,cFibrogen Inc., pfd., E .......................................................   2,227,172    7,706,015
                                                                                                ------------
     SHORT TERM INVESTMENTS (COST $39,817,369) 7.8%
    bFranklin Institutional Fiduciary Trust Money Market Portfolio ................  39,817,369   39,817,369
                                                                                                ------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $500,905,533) ...........              510,509,144
                                                                                                ------------
                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                     ---------
     REPURCHASE AGREEMENTS 11.2%
  d,eDeutsche Bank Securities Inc., 1.34%, 05/01/03
      (Maturity Value $6,769,504) Collateralized by
      U.S. Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ................................................ $ 6,769,252    6,769,252
  d,eSalomon Brothers Intl. Ltd., 1.34%, 05/01/03
      (Maturity Value $8,872,660) Collateralized by U.S.
      Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ................................................   8,872,330    8,872,330
  d,eBarclays Capital Markets, 1.35%, 05/01/03
      (Maturity Value $8,000,600) Collateralized by
      U.S. Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ................................................   8,000,300    8,000,300
  d,eMorgan Stanley & Co. Inc., 1.35%, 05/01/03
      (Maturity Value $10,000,750) Collateralized by
      U.S. Treasury Bills, Notes and Bonds, and U.S.
      Government Agency Securities ................................................  10,000,375   10,000,375
  d,eGoldman Sachs & Co., 1.36%, 05/01/03 (Maturity Value $4,809,364)
      Collateralized by U.S. Treasury Bills,
      Notes and Bonds, and U.S. Government Agency Securities ......................   4,809,182    4,809,182

                                                                ANNUAL REPORT 43

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

                                                                                     PRINCIPAL
  FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                               AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENTS (CONT.)
     J P Morgan Securities, 1.36%, 05/01/03
      (Maturity Value $10,877,822) Collateralized by U.S.
      Treasury Bills, Notes and Bonds, and U.S. Government
      Agency Securities ........................................................... $10,877,411 $ 10,877,411
     Merrill Lynch GSI, 1.36%, 05/01/03 (Maturity Value $8,000,604)
      Collateralized by U.S. Treasury Bills, Notes and
      Bonds, and U.S. Government Agency Securities ................................   8,000,302    8,000,302
                                                                                                ------------
      TOTAL REPURCHASE AGREEMENTS (COST $57,329,152) ..............................               57,329,152
                                                                                                ------------
     TOTAL INVESTMENTS (COST $558,234,685) 111.3% .................................              567,838,296
     SECURITIES SOLD SHORT (.5)% ..................................................               (2,460,775)
     OTHER ASSETS, LESS LIABILITIES (10.8)% .......................................              (55,270,632)
                                                                                                ------------
     NET ASSETS 100.0% ............................................................             $510,106,889
                                                                                                ============

     SECURITIES SOLD SHORT (PROCEEDS $1,202,659)

     ISSUER                                                                             SHARES      VALUE
------------------------------------------------------------------------------------------------------------
     BIOTECHNOLOGY .5%
    fSepracor Inc. ................................................................     128,500 $  2,460,775
                                                                                                ------------

aNon-income producing.

bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

cSee Note 7 regarding restricted securities.

dCollateral for loaned securities. See Note 1(f).

eSee Note 1(c) regarding repurchase agreement(s).

fSee Note 1(e) regarding securities sold short.

44 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL COMMUNICATIONS FUND

                                                                               CLASS A
                                                        ---------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
                                                        ---------------------------------------------------
                                                             2003      2002       2001      2000      1999
                                                        ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $ 6.85    $10.70     $19.98    $16.97    $17.36
                                                        ---------------------------------------------------
Income from investment operations:
 Net investment income (loss)a .........................       -- c    (.01)        --       .13       .27
 Net realized and unrealized gains (losses) ............     (.93)    (3.84)     (7.56)     6.20       .31
                                                        ---------------------------------------------------
Total from investment operations .......................     (.93)    (3.85)     (7.56)     6.33       .58
                                                        ---------------------------------------------------
Less distributions from:
 Net investment income .................................       --        --       (.04)     (.35)     (.19)
 Net realized gains ....................................       --        --      (1.68)    (2.97)     (.78)
                                                        ---------------------------------------------------
Total distributions ....................................       --        --      (1.72)    (3.32)     (.97)
                                                        ---------------------------------------------------
Net asset value, end of year ...........................   $ 5.92    $ 6.85     $10.70    $19.98    $16.97
                                                        ===================================================

Total return b ......................................... (13.58)%  (35.98)%   (39.49)%    38.93%     4.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................  $53,722   $80,581   $159,050  $291,103  $199,824
Ratios to average net assets:
 Expenses ..............................................    1.67%     1.27%      1.01%      .99%     1.05%
 Net investment income (loss) ..........................   (.05)%    (.13)%       .02%      .64%     1.55%
Portfolio turnover rate ................................   94.95%    81.70%    124.61%   132.25%    68.50%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cActual net investment loss per share is $(.003).

                                                                ANNUAL REPORT 45

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                 CLASS B
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000     1999 C
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $ 6.67    $10.50     $19.80    $16.92    $15.84
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ........................        (.04)     (.07)      (.11)     (.08)      .02
 Net realized and unrealized gains (losses) ...........        (.90)    (3.76)     (7.47)     6.25      1.06
                                                        -----------------------------------------------------
Total from investment operations ......................        (.94)    (3.83)     (7.58)     6.17      1.08
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ................................          --        --       (.04)     (.32)       --
 Net realized gains (losses) ..........................          --        --      (1.68)    (2.97)       --
                                                        -----------------------------------------------------
Total distributions ...................................          --        --      (1.72)    (3.29)       --
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $ 5.73    $ 6.67     $10.50    $19.80    $16.92
                                                        =====================================================

Total return b ........................................    (14.09)%  (36.48)%   (39.94)%    37.98%     6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $2,690    $3,675     $6,106    $4,338       $79
Ratios to average net assets:
 Expenses .............................................      2.36%     2.01%      1.77%     1.74%     1.80%d
 Net investment income (loss) .........................     (.74)%    (.87)%     (.73)%    (.38)%      .83%d
Portfolio turnover rate ...............................     94.95%    81.70%    124.61%   132.25%    68.50%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cFor the period January 1, 1999 (effective date) to April 30, 1999.

dAnnualized.

46 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL COMMUNICATIONS FUND (CONT.)

                                                                                 CLASS C
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $ 6.69    $10.53     $19.79    $16.85    $17.25
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment income (loss)a ........................        (.05)     (.07)      (.11)     (.03)      .14
 Net realized and unrealized gains (losses) ...........        (.90)    (3.77)     (7.47)     6.16       .32
                                                        -----------------------------------------------------
Total from investment operations ......................        (.95)    (3.84)     (7.58)     6.13       .46
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ................................          --        --         --      (.22)     (.08)
 Net realized gains ...................................          --        --      (1.68)    (2.97)     (.78)
                                                        -----------------------------------------------------
Total distributions ...................................          --        --      (1.68)    (3.19)     (.86)
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $ 5.74    $ 6.69     $10.53    $19.79    $16.85
                                                        =====================================================

Total return b ........................................    (14.20)%  (36.47)%   (39.93)%    37.93%     3.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................      $7,377   $10,563    $20,939   $33,216   $16,807
Ratios to average net assets:
 Expenses .............................................       2.47%     2.01%      1.76%     1.74%     1.80%
 Net investment income (loss) .........................      (.85)%    (.87)%     (.73)%    (.14)%      .81%
Portfolio turnover rate ...............................      94.95%    81.70%    124.61%   132.25%    68.50%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                             See notes to financial statements. ANNUAL REPORT 47

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003

  FRANKLIN GLOBAL COMMUNICATIONS FUND                                       COUNTRY               SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 89.6%
     BROADCASTING 7.0%
    a Clear Channel Communications Inc. .................................. United States          38,300                 $ 1,497,913
    a COX Radio Inc., A .................................................. United States           7,200                     164,232
    a Radio One Inc., D .................................................. United States          15,800                     241,740
      Societe Television Francaise 1 .....................................    France              35,200                     988,755
    a USA Interactive .................................................... United States          45,800                   1,371,710
    a Westwood One Inc. .................................................. United States           6,500                     226,850
                                                                                                                         -----------
                                                                                                                           4,491,200
                                                                                                                         -----------
     COMMERCIAL PRINTING/FORMS 1.7%
      R.R. Donnelley & Sons Co. .......................................... United States          54,200                   1,092,672
                                                                                                                         -----------
     COMPUTER COMMUNICATIONS 1.8%
    a 3Com Corp. ......................................................... United States         218,500                   1,136,200
                                                                                                                         -----------
     COMPUTER PROCESSING HARDWARE 1.9%
    a Apple Computer Inc. ................................................ United States          87,300                   1,239,660
                                                                                                                         -----------
     DATA PROCESSING SERVICES 3.9%
    a Convergys Corp. .................................................... United States          74,100                   1,201,902
      First Data Corp. ................................................... United States          32,200                   1,263,206
                                                                                                                         -----------
                                                                                                                           2,465,108
                                                                                                                         -----------
     ELECTRONIC EQUIPMENT/INSTRUMENTS 2.3%
    a Tektronix Inc. ..................................................... United States          76,900                   1,443,413
                                                                                                                         -----------
     ELECTRONICS/APPLIANCE STORES 1.7%
      RadioShack Corp. ................................................... United States          45,100                   1,069,321
                                                                                                                         -----------
     FINANCIAL PUBLISHING/SERVICES 4.6%
    a Dun & Bradstreet Corp. ............................................. United States          25,700                     971,460
      Equifax Inc. ....................................................... United States          44,400                   1,029,636
      The McGraw-Hill Cos. Inc. .......................................... United States          16,100                     940,079
                                                                                                                         -----------
                                                                                                                           2,941,175
                                                                                                                         -----------
     INFORMATION TECHNOLOGY SERVICES 1.2%
      International Business Machines Corp. .............................. United States           9,000                     764,100
                                                                                                                         -----------
     INTERNET SOFTWARE/SERVICES 1.5%
    a Check Point Software Technologies Ltd. .............................    Israel              40,600                     638,638
      United Online Inc. ................................................. United States          15,400                     344,344
                                                                                                                         -----------
                                                                                                                             982,982
                                                                                                                         -----------

48 ANNUAL REPORT
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

  FRANKLIN GLOBAL COMMUNICATIONS FUND                                       COUNTRY               SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      MAJOR TELECOMMUNICATIONS 23.8%
    a Alaska Communications Systems Holdings Inc. ........................ United States          51,400                 $   124,902
      Alltel Corp. ....................................................... United States          32,300                   1,513,578
      BellSouth Corp. .................................................... United States          51,100                   1,302,539
      Hellenic Telecommunications Organization SA (OTE) ..................    Greece             172,800                   1,851,305
      KT Corp. ...........................................................  South Korea           26,700                   1,096,568
      Portugal Telecom SGPS SA, ADR ......................................   Portugal            127,762                     904,555
      PT Telekomunikasi Indonesia TBK, B .................................   Indonesia         1,085,000                     512,884
      Telecom Corp. of New Zealand Ltd. ..................................  New Zealand          671,800                   1,799,944
    a Telefonica SA, ADR .................................................     Spain              48,042                   1,597,397
      Telefonos de Mexico SA de CV (TELMEX), L, ADR ......................    Mexico              46,200                   1,395,702
      Telstra Corp. Ltd. .................................................   Australia           765,421                   2,015,790
      Verizon Communications Inc. ........................................ United States          29,300                   1,095,234
                                                                                                                         -----------
                                                                                                                          15,210,398
                                                                                                                         -----------
     MEDIA CONGLOMERATES 3.7%
    a Viacom Inc., B ..................................................... United States          22,900                     994,089
      Walt Disney Co. .................................................... United States          71,600                   1,336,056
                                                                                                                         -----------
                                                                                                                           2,330,145
                                                                                                                         -----------
     PACKAGED SOFTWARE 2.0%
      Microsoft Corp. .................................................... United States          50,800                   1,298,956
                                                                                                                         -----------
     PERSONNEL SERVICES 1.6%
    a Monster Worldwide Inc. ............................................. United States          59,600                     999,492
                                                                                                                         -----------
     PUBLISHING: BOOKS/MAGAZINES 1.6%
      Reader's Digest Association Inc., A ................................ United States          82,500                     990,000
                                                                                                                         -----------
     PUBLISHING: NEWSPAPERS 6.5%
      Dow Jones & Co. Inc. ............................................... United States          24,300                     962,280
      Gannett Co. Inc. ................................................... United States          13,800                   1,044,936
      Knight-Ridder Inc. ................................................. United States          15,800                   1,019,890
      The New York Times Co., A .......................................... United States          24,800                   1,150,224
                                                                                                                         -----------
                                                                                                                           4,177,330
                                                                                                                         -----------
     SEMICONDUCTORS 5.6%
    a Integrated Device Technology Inc. .................................. United States          63,100                     651,823
    a Intersil Corp. ..................................................... United States          33,200                     614,200
    a Micrel Inc. ........................................................ United States          49,800                     583,158
      Samsung Electronics Co. Ltd. .......................................  South Korea            3,900                     979,012
    a Semtech Corp. ...................................................... United States          45,600                     725,040
                                                                                                                         -----------
                                                                                                                           3,553,233
                                                                                                                         -----------
     SPECIALTY TELECOMMUNICATIONS 2.7%
      CenturyTel Inc. .................................................... United States          35,400                   1,042,530
    a Citizens Communications Co., B ..................................... United States          31,100                     339,923
      Mahanagar Telephone Nigam Ltd. .....................................     India             159,200                     309,355
                                                                                                                         -----------
                                                                                                                           1,691,808
                                                                                                                         -----------

                                                                ANNUAL REPORT 49
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

  FRANKLIN GLOBAL COMMUNICATIONS FUND                                       COUNTRY               SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
      COMMON STOCKS (CONT.)
      TELECOMMUNICATIONS EQUIPMENT 7.6%
      Alcatel SA .........................................................    France             123,900                 $ 1,014,916
    a Comverse Technology Inc. ........................................... United States          26,600                     347,662
      Motorola Inc. ...................................................... United States         114,100                     902,531
      Nokia OYJ ..........................................................    Finland             57,700                     956,089
    a Polycom Inc. ....................................................... United States         106,700                   1,047,794
    a Powerwave Technologies Inc. ........................................ United States         149,900                     602,598
                                                                                                                         -----------
                                                                                                                           4,871,590
                                                                                                                         -----------
     WIRELESS COMMUNICATIONS 6.9%
    a AT&T Wireless Services Inc. ........................................ United States         191,824                   1,239,183
    a Europolitan Holdings AB ............................................    Sweden             134,100                     770,529
      SK Telecom Co. Ltd., ADR ...........................................  South Korea           55,600                     845,120
      SmarTone Telecommunications Holdings Ltd. ..........................   Hong Kong           500,000                     573,788
      Vodafone Group PLC, ADR ............................................United Kingdom          50,200                     991,952
                                                                                                                         -----------
                                                                                                                           4,420,572
                                                                                                                         -----------
     TOTAL COMMON STOCKS (COST $61,835,490) ..............................                                                57,169,355
                                                                                                                         -----------
     PREFERRED STOCKS (COST $1,249,994)
     ELECTRONIC TECHNOLOGY
 a,c Kestrel Solutions Inc., D, pfd. ..................................... United States          95,932                          --
                                                                                                                         -----------
     TOTAL LONG TERM INVESTMENTS (COST $63,085,484) ......................                                                57,169,355
                                                                                                                         -----------
     SHORT TERM INVESTMENTS (COST $5,878,409) 9.2%
    b Franklin Institutional Fiduciary Trust Money Market Portfolio ...... United States       5,878,409                   5,878,409
                                                                                                                         -----------
     TOTAL INVESTMENTS (COST $68,963,893) 98.8% ..........................                                                63,047,764
     OTHER ASSETS, LESS LIABILITIES 1.2% .................................                                                   741,703
                                                                                                                         -----------
     NET ASSETS 100.0% ...................................................                                               $63,789,467
                                                                                                                         ===========

aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary
 Trust Money Market Portfolio.
cSee Note 7 regarding restricted securities.

50 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN GLOBAL HEALTH CARE FUND

                                                                                 CLASS A
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $20.80    $23.29     $20.29    $13.88    $19.28
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment loss a ................................        (.09)     (.15)      (.10)     (.12)     (.16)
 Net realized and unrealized gains (losses) ...........       (4.62)    (2.30)      4.71      6.53     (5.23)
                                                        -----------------------------------------------------
Total from investment operations ......................       (4.71)    (2.45)      4.61      6.41     (5.39)
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ................................          --        --       (.11)       --        --
 Net realized gains (losses) ..........................        (.56)     (.04)     (1.50)       --      (.01)
                                                        -----------------------------------------------------
Total distributions ...................................        (.56)     (.04)     (1.61)       --      (.01)
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $15.53    $20.80     $23.29    $20.29    $13.88
                                                        =====================================================

Total return b ........................................    (22.56)%  (10.53)%     22.00%    46.18%  (27.95)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $73,991  $110,062   $131,063   $90,563   $74,252
Ratios to average net assets:
 Expenses .............................................       1.44%     1.22%      1.17%     1.52%     1.34%
 Net investment loss ..................................      (.54)%    (.65)%     (.40)%    (.70)%    (.72)%
Portfolio turnover rate ...............................     137.37%   120.47%    131.79%   123.48%    66.54%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                                ANNUAL REPORT 51

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                 CLASS B
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000     1999 C
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $20.33    $22.93     $20.09    $13.84    $16.97
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment loss a ................................        (.20)     (.31)      (.29)     (.26)     (.03)
 Net realized and unrealized gains (losses) ...........       (4.53)    (2.25)      4.67      6.51     (3.10)
                                                        -----------------------------------------------------
Total from investment operations ......................       (4.73)    (2.56)      4.38      6.25     (3.13)
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ................................          --        --       (.04)       --        --
 Net realized gains (losses) ..........................        (.56)     (.04)     (1.50)       --        --
                                                        -----------------------------------------------------
Total distributions ...................................        (.56)     (.04)     (1.54)       --        --
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $15.04    $20.33     $22.93    $20.09    $13.84
                                                        =====================================================

Total return b ........................................    (23.10)%  (11.22)%     21.06%    45.16%  (18.44)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................      $8,892   $13,021    $12,873    $3,037      $208
Ratios to average net assets:
 Expenses .............................................       2.18%     1.97%      1.92%     2.27%     1.84%d
 Net investment loss ..................................     (1.28)%   (1.40)%    (1.17)%   (1.44)%   (1.22)%d
Portfolio turnover rate ...............................     137.37%   120.47%    131.79%   123.48%    66.54%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cFor the period January 1, 1999 (effective date) to April 30, 1999.

dAnnualized.

52 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                 CLASS C
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $20.15    $22.72     $19.89    $13.71    $19.17
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment loss a ................................        (.20)     (.30)      (.28)     (.23)     (.29)
 Net realized and unrealized gains (losses) ...........       (4.49)    (2.23)      4.61      6.41     (5.16)
                                                        -----------------------------------------------------
Total from investment operations ......................       (4.69)    (2.53)      4.33      6.18     (5.45)
                                                        -----------------------------------------------------
Less distributions from net realized gains (losses) ...        (.56)     (.04)     (1.50)       --      (.01)
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $14.90    $20.15     $22.72    $19.89    $13.71
                                                        =====================================================

Total return b ........................................    (23.16)%  (11.19)%     21.05%    45.08%  (28.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................     $18,700   $28,538    $32,212   $20,398   $13,747
Ratios to average net assets:
 Expenses .............................................       2.19%     1.96%      1.92%     2.27%     2.07%
 Net investment loss ..................................     (1.29)%   (1.39)%    (1.15)%   (1.44)%   (1.45)%
Portfolio turnover rate ...............................     137.37%   120.47%    131.79%   123.48%    66.54%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                             See notes to financial statements. ANNUAL REPORT 53

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003

 FRANKLIN GLOBAL HEALTH CARE FUND                                           COUNTRY               SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 96.1%
    BIOTECHNOLOGY 9.6%
   aAmgen Inc. .......................................................... United States           79,700              $ 4,886,407
   aGenzyme Corp-General Division ....................................... United States           17,500                  704,900
   aIDEC Pharmaceuticals Corp. .......................................... United States           27,100                  887,525
   aInterMune Inc. ...................................................... United States           24,800                  504,184
   aKosan Biosciences Inc. .............................................. United States           80,700                  527,778
   aMartek Biosciences Corp. ............................................ United States           10,400                  353,912
   aMedImmune Inc. ...................................................... United States           18,100                  638,387
   aMillennium Pharmaceuticals Inc. ..................................... United States           60,800                  668,800
   aNPS Pharmaceuticals Inc. ............................................ United States           30,000                  571,500
                                                                                                                     -------------
                                                                                                                        9,743,393
                                                                                                                     -------------
    ELECTRONIC EQUIPMENT/INSTRUMENTS 10.3%
   aAgilent Technologies Inc. ........................................... United States           65,000                1,041,300
    Beckman Coulter Inc. ................................................ United States           13,300                  516,971
    Becton, Dickinson & Co. ............................................. United States           38,700                1,369,980
   aBio-Rad Laboratories Inc., A ........................................ United States           20,200                  944,350
   aBoston Scientific Corp. ............................................. United States           11,400                  490,770
   aFisher Scientific International Inc. ................................ United States           51,000                1,469,310
    Hillenbrand Industries Inc. ......................................... United States           18,900                  943,110
    Pall Corp. .......................................................... United States           45,800                  967,296
   aSt. Jude Medical Inc. ............................................... United States           18,100                  949,526
   aThermo Electron Corp. ............................................... United States           60,000                1,090,200
   aWilson Greatbatch Technologies Inc. ................................. United States           22,300                  731,217
                                                                                                                      -------------
                                                                                                                       10,514,030
                                                                                                                      -------------
    GENERIC PHARMACEUTICALS 1.7%
   aBarr Laboratories Inc. .............................................. United States            9,350                  519,860
    ICN Pharmaceuticals Inc. ............................................ United States           52,900                  462,875
    Teva Pharmaceutical Industries Ltd., ADR ............................    Israel               17,000                  793,900
                                                                                                                     -------------
                                                                                                                        1,776,635
                                                                                                                     -------------
    HOSPITAL/NURSING MANAGEMENT 3.2%
    HCA Inc. ............................................................ United States           42,500                1,364,250
   aLifePoint Hospitals Inc. ............................................ United States           56,500                1,102,880
   aTenet Healthcare Corp. .............................................. United States           49,600                  736,064
                                                                                                                     -------------
                                                                                                                        3,203,194
                                                                                                                     -------------
    MAJOR PHARMACEUTICALS 42.9%
    Abbott Laboratories ................................................. United States           98,100                3,985,803
    Aventis SA ..........................................................    France               36,900                1,874,114
    Bayer AG, ADR .......................................................    Germany              30,000                  546,000
   aBiogen Inc. ......................................................... United States            9,000                  341,910
    Bristol-Myers Squibb Co. ............................................ United States           84,000                2,145,360
    Eli Lilly & Co. ..................................................... United States           13,000                  829,660
    Gedeon Richter Rt. ..................................................    Hungary               3,500                  254,216
    GlaxoSmithKline Plc, ADR ............................................United Kingdom           51,300                2,078,676
    Johnson & Johnson ................................................... United States           53,000                2,987,080

54 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

 FRANKLIN GLOBAL HEALTH CARE FUND                                           COUNTRY               SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    MAJOR PHARMACEUTICALS (CONT.)
   aLigand Pharmaceuticals Inc., B ...................................... United States           60,000             $    534,000
    Merck & Co. Inc. .................................................... United States           51,000                2,967,180
    Novartis AG .........................................................  Switzerland            79,400                3,131,977
    Novo-Nordisk AS, B ..................................................    Denmark              16,200                  586,864
    Pfizer Inc. ......................................................... United States          332,960               10,238,520
    Roche Holding AG ....................................................  Switzerland            21,700                1,380,749
    Sanofi-Synthelabo SA ................................................    France               20,400                1,216,861
    Schering-Plough Corp. ............................................... United States          157,000                2,841,700
    Wyeth ............................................................... United States          130,200                5,667,606
                                                                                                                     -------------
                                                                                                                       43,608,276
                                                                                                                     -------------
    MANAGED HEALTH CARE 8.1%
    Aetna Inc. .......................................................... United States           14,000                  697,200
   aAmerican Medical Security Group Inc. ................................ United States           18,700                  317,900
   aAnthem Inc. ......................................................... United States           21,000                1,441,440
   aCaremark RX Inc. .................................................... United States           77,500                1,543,025
    CIGNA Corp. ......................................................... United States           14,000                  732,200
   aExpress Scripts Inc. ................................................ United States            8,100                  477,576
   aHumana Inc. ......................................................... United States           71,000                  784,550
   aMid Atlantic Medical Services Inc. .................................. United States           17,900                  779,545
    UnitedHealth Group Inc. ............................................. United States            8,800                  810,744
   aWellChoice Inc. ..................................................... United States           30,000                  639,000
                                                                                                                     -------------
                                                                                                                        8,223,180
                                                                                                                     -------------
    MEDICAL DISTRIBUTORS 7.2%
    AmerisourceBergen Corp. ............................................. United States           55,200                3,193,320
   aAndrx Corp. ......................................................... United States           38,300                  618,162
    Dentsply International Inc. ......................................... United States           35,200                1,318,240
   aHenry Schein Inc. ................................................... United States           20,000                  863,000
    McKesson Corp. ...................................................... United States           37,100                1,029,154
    SSL International Plc ...............................................United Kingdom           93,200                  323,983
                                                                                                                     -------------
                                                                                                                        7,345,859
                                                                                                                     -------------
    MEDICAL SPECIALTIES 3.3%
   aAccredo Health Inc. ................................................. United States           66,000                  974,820
   aAlliance Imaging Inc. ............................................... United States          110,000                  469,700
   aConceptus Inc. ...................................................... United States           42,300                  441,189
   aNoven Pharmaceuticals Inc. .......................................... United States           48,500                  467,055
   aQuest Diagnostics Inc. .............................................. United States           17,100                1,021,725
                                                                                                                     -------------
                                                                                                                        3,374,489
                                                                                                                     -------------
    OTHER PHARMACEUTICALS 6.7%
    Allergan Inc. ....................................................... United States           10,400                  730,600
    Altana AG ...........................................................    Germany              22,700                1,119,724
   aBiovail Corp. .......................................................    Canada               11,400                  412,110
   aCIMA Labs Inc. ...................................................... United States           34,300                  828,345
   aForest Laboratories Inc. ............................................ United States           17,600                  910,272

                                                                ANNUAL REPORT 55

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

 FRANKLIN GLOBAL HEALTH CARE FUND                                           COUNTRY               SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    OTHER PHARMACEUTICALS (CONT.)
   aKendle International Inc. ........................................... United States           80,000             $    391,200
   aKing Pharmaceuticals Inc. ........................................... United States           71,500                  901,615
   aSalix Pharmaceuticals Ltd. ..........................................    Canada               43,700                  492,499
   aShire Pharmaceuticals Group Plc, ADR ................................United Kingdom           49,200                  979,080
                                                                                                                     -------------
                                                                                                                        6,765,445
                                                                                                                     -------------
    SERVICES TO THE HEALTH INDUSTRY 3.1%
   aCerner Corp. ........................................................ United States           37,800                  755,244
   aLaboratory Corp. of America Holdings ................................ United States           32,800                  966,288
    Omnicare Inc. ....................................................... United States           52,000                1,379,040
                                                                                                                     -------------
                                                                                                                        3,100,572
                                                                                                                     -------------
    TOTAL COMMON STOCKS (COST $94,350,169) ..............................                                              97,655,073
                                                                                                                     -------------
    PREFERRED STOCKS (COST $1,500,004) .8%
    HEALTH CARE EQUIPMENT & SUPPLIES
 a,cMasimo Corp., F, pfd. ............................................... United States          136,364                  750,002
                                                                                                                     -------------
    TOTAL LONG TERM INVESTMENTS (COST $95,850,173) ......................                                              98,405,075
                                                                                                                     -------------
    SHORT TERM INVESTMENTS (COST $3,876,077) 3.8%
   bFranklin Institutional Fiduciary Trust Money Market Portfolio ....... United States        3,876,077                3,876,077
                                                                                                                     -------------
    TOTAL INVESTMENTS (COST $99,726,250) 100.7% .........................                                             102,281,152
    OTHER ASSETS, LESS LIABILITIES (.7)% ................................                                                (698,345)
                                                                                                                     -------------
    NET ASSETS 100.0% ...................................................                                            $101,582,807
                                                                                                                     =============

aNon-income producing.
bSee Note 6 regarding investments in the Franklin Fiduciary Trust Money
 Market Portfolio.
cSee Note 7 regarding restricted securities.

56 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN NATURAL RESOURCES FUND

                                                                                 CLASS C
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $16.96    $19.36     $15.74    $13.25    $15.46
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment income a ..............................         .01       .04        .12       .05       .12
 Net realized and unrealized gains (losses) ...........       (3.33)    (2.08)      3.58      2.52     (2.21)
                                                        -----------------------------------------------------
Total from investment operations ......................       (3.32)    (2.04)      3.70      2.57     (2.09)
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ................................        (.04)     (.08)      (.08)     (.08)     (.12)
 Net realized gains (losses) ..........................          --      (.28)        --        --        --
                                                        -----------------------------------------------------
Total distributions ...................................        (.04)     (.36)      (.08)     (.08)     (.12)
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $13.60    $16.96     $19.36    $15.74    $13.25
                                                        =====================================================

Total return b ........................................    (19.62)%  (10.12)%     23.55%    19.47%  (13.42)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $39,515    $58,085    $58,721   $41,106   $44,014
Ratios to average net assets:
 Expenses .............................................      1.34%      1.21%      1.01%      .98%      .97%
 Expenses excluding waiver and payments by affiliate ..      1.34%      1.31%      1.26%     1.43%     1.47%
 Net investment income ................................       .04%       .30%       .69%      .39%      .97%
Portfolio turnover rate ...............................     44.97%    100.37%     54.42%    81.52%    74.03%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                                                ANNUAL REPORT 57

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN NATURAL RESOURCES FUND (CONT.)

                                                                             ADVISOR CLASS
                                                        -----------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                        -----------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                        -----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................      $17.57    $19.99     $16.24    $13.63    $15.48
                                                        -----------------------------------------------------
Income from investment operations:
 Net investment income a ..............................         .05       .10        .19       .07       .19
 Net realized and unrealized gains (losses) ...........       (3.41)    (2.14)      3.70      2.63     (1.85)
                                                        -----------------------------------------------------
Total from investment operations ......................       (3.36)    (2.04)      3.89      2.70     (1.66)
                                                        -----------------------------------------------------
Less distributions from:
 Net investment income ................................        (.10)     (.10)      (.14)     (.09)     (.19)
 Net realized gains (losses) ..........................          --      (.28)        --        --        --
                                                        -----------------------------------------------------
Total distributions ...................................        (.10)     (.38)      (.14)     (.09)     (.19)
                                                        -----------------------------------------------------
Net asset value, end of year ..........................      $14.11    $17.57     $19.99    $16.24    $13.63
                                                        =====================================================

Total return b ........................................    (19.18)%   (9.87)%     24.06%    19.91%  (10.48)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................        $460   $13,683    $13,992    $8,791      $319
Ratios to average net assets:
 Expenses .............................................       1.03%      .86%       .66%      .65%      .65%
 Expenses excluding waiver and payments by affiliate ..       1.03%      .96%       .91%     1.10%     1.15%
 Net investment income ................................        .35%      .63%      1.03%      .49%     1.29%
Portfolio turnover rate ...............................      44.97%   100.37%     54.42%    81.52%    74.03%

aBased on average shares outstanding effective year ended April 30, 2000.

bTotal return is not annualized for periods less than one year.

58 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003

  FRANKLIN NATURAL RESOURCES FUND                                            COUNTRY              SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 95.8%
     ENERGY MINERALS 36.2%
     Apache Corp. ........................................................ United States           8,400               $    480,900
     Arch Coal Inc. ...................................................... United States          34,000                    614,720
     BP PLC, ADR .........................................................United Kingdom          31,100                  1,198,594
     Chesapeake Energy Corp. ............................................. United States         159,600                  1,286,376
     ChevronTexaco Corp. ................................................. United States          14,500                    910,745
     Devon Energy Corp. .................................................. United States          27,667                  1,307,275
     Exxon Mobil Corp. ................................................... United States          35,016                  1,232,563
   a Forest Oil Corp. .................................................... United States          20,000                    415,600
   a Newfield Exploration Co. ............................................ United States          23,400                    804,726
     Peabody Energy Corp. ................................................ United States          44,000                  1,236,400
   a Petroquest Energy Inc. .............................................. United States         210,300                    319,656
   a Pioneer Natural Resources Co. ....................................... United States          32,300                    772,616
   a Premcor Inc. ........................................................ United States          56,300                  1,254,927
     Royal Dutch Petroleum Co., N.Y. shs. ................................  Netherlands           10,000                    408,800
   a Spinnaker Exploration Co. ........................................... United States          32,500                    695,500
     Talisman Energy Inc. ................................................    Canada              16,600                    662,174
   a Westport Resources Corp. ............................................ United States          41,600                    866,944
                                                                                                                        ------------
                                                                                                                         14,468,516
                                                                                                                        ------------
     INDUSTRIAL SERVICES 30.8%
     Akita Drilling Ltd., A ..............................................    Canada              21,000                    278,126
   a Allied Waste Industries Inc. ........................................ United States         120,300                    998,490
   a Atwood Oceanics Inc. ................................................ United States          12,000                    312,600
     Baker Hughes Inc. ................................................... United States          24,800                    694,400
   a Cal Dive International Inc. ......................................... United States          45,800                    737,380
     ENSCO International Inc. ............................................ United States          20,000                    508,000
   a Global Industries Ltd. .............................................. United States          88,800                    394,272
     GlobalSantaFe Corp. ................................................. United States          47,746                  1,010,306
   a Grey Wolf Inc. ...................................................... United States         340,000                  1,377,000
   a Gulf Island Fabrication Inc. ........................................ United States          12,600                    210,924
     Halliburton Co. ..................................................... United States          15,000                    321,150
   a Headwaters Inc. ..................................................... United States          40,000                    656,000
   a Hydril Co. .......................................................... United States           8,500                    202,385
   a McDermott International Inc. ........................................ United States          81,000                    263,250
   a Nabors Industries Ltd. .............................................. United States          21,000                    823,200
   a Oil States International Inc. ....................................... United States          40,000                    455,200
   a Parker Drilling Co. ................................................. United States         161,000                    315,560
   a Patterson-UTI Energy Inc. ........................................... United States          25,000                    827,250
   a Superior Energy Services Inc. ....................................... United States          73,600                    666,080
   a Trico Marine Services Inc. .......................................... United States         261,500                    517,770
   a Weatherford International Ltd. ...................................... United States          18,200                    732,186
                                                                                                                        ------------
                                                                                                                         12,301,529
                                                                                                                        ------------

                                                                ANNUAL REPORT 59
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

  FRANKLIN NATURAL RESOURCES FUND                                            COUNTRY              SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     NON-ENERGY MINERALS 13.3%
   a AK Steel Holding Corp. .............................................. United States          90,000               $   262,800
     Alcoa Inc. .......................................................... United States          18,000                   412,740
     Anglogold Ltd., ADR ................................................. South Africa           20,000                   564,400
     Barrick Gold Corp. ..................................................    Canada              55,100                   823,745
     Freeport-McMoRan Copper & Gold Inc., B .............................. United States          31,000                   536,610
   a NS Group Inc. ....................................................... United States          68,000                   513,400
     Olin Corp. .......................................................... United States          86,500                 1,567,380
     Xstrata AG ..........................................................  Switzerland           71,000                   631,497
                                                                                                                       ------------
                                                                                                                         5,312,572
                                                                                                                       ------------
     PROCESS INDUSTRIES 15.5%
     Bowater Inc. ........................................................ United States          18,600                   724,098
     Bunge Ltd. .......................................................... United States          40,000                 1,120,400
     Cabot Corp. ......................................................... United States          55,100                 1,535,637
     Celanese AG .........................................................    Germany             32,300                   722,228
     Dupont EI de Nemours and Co. ........................................ United States          13,300                   565,649
     Minerals Technologies Inc. .......................................... United States          14,500                   641,625
     Solutia Inc. ........................................................ United States         221,700                   301,512
     Valspar Corp. ....................................................... United States          14,200                   613,298
                                                                                                                       ------------
                                                                                                                         6,224,447
                                                                                                                       ------------
     TOTAL COMMON STOCKS (COST $41,000,230) ..............................                                              38,307,064
                                                                                                                       ------------
     SHORT TERM INVESTMENTS (COST $1,873,093) 4.7%
   b Franklin Institutional Fiduciary Trust Money Market Portfolio ....... United States       1,873,093                 1,873,093
                                                                                                                       ------------
     TOTAL INVESTMENTS (COST $42,873,323) 100.5% .........................                                              40,180,157
     OTHER ASSETS, LESS LIABILITIES (.5)% ................................                                                (204,969)
                                                                                                                       ------------
     NET ASSETS 100.0% ...................................................                                             $39,975,188
                                                                                                                       ============

aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary
 Trust Money Market Portfolio.

60 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN TECHNOLOGY FUND

                                                                                             CLASS A
                                                                              ---------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                              ---------------------------------
                                                                                    2003      2002      2001 C
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................      $4.37     $6.41    $10.00
                                                                              ---------------------------------
Income from investment operations:
 Net investment income (loss)a ..............................................       (.05)     (.05)     (.08)
 Net realized and unrealized gains (losses) .................................      (1.13)    (1.99)    (3.51)
                                                                              ---------------------------------
Total from investment operations ............................................      (1.18)    (2.04)    (3.59)
                                                                              ---------------------------------
Net asset value, end of year ................................................      $3.19     $4.37    $ 6.41
                                                                              =================================

Total return b ..............................................................   (27.00)%  (31.72)%  (36.00)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $20,018   $26,246   $33,598
Ratios to average net assets:
 Expenses ...................................................................      2.01%     1.66%     1.40%
 Expenses excluding waiver and payments by affiliate ........................      2.01%     1.69%     1.68%
 Net investment loss ........................................................    (1.81)%   (1.01)%    (.88)%
Portfolio turnover rate .....................................................    182.71%   141.03%   198.78%

aBased on average shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cFor the year May 1, 2000 (inception date) to April 30, 2001.

                                                                ANNUAL REPORT 61

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                             CLASS B
                                                                              ---------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                              ---------------------------------
                                                                                    2003      2002      2001 C
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................      $4.32     $6.37    $10.00
                                                                              ---------------------------------
Income from investment operations:
 Net investment income (loss)a ..............................................       (.15)     (.08)     (.13)
 Net realized and unrealized gain (losses) ..................................      (1.03)    (1.97)    (3.50)
                                                                              ---------------------------------
Total from investment operations ............................................      (1.18)    (2.05)    (3.63)
                                                                              ---------------------------------
Net asset value, end of year ................................................      $3.14     $4.32    $ 6.37
                                                                              =================================

Total return b ..............................................................   (27.31)%  (32.18)%  (36.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................     $2,922    $4,189    $5,877
Ratios to average net assets:
 Expenses ...................................................................      2.66%     2.30%     2.03%
 Expenses excluding waiver and payments by affiliate ........................      2.66%     2.33%     2.31%
 Net investment loss ........................................................    (2.46)%   (1.62)%   (1.51)%
Portfolio turnover rate .....................................................    182.71%   141.03%   198.78%

aBased on average shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cFor the year May 1, 2000 (inception date) to April 30, 2001.

62 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                             CLASS B
                                                                              ---------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                              ---------------------------------
                                                                                    2003      2002      2001 C
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................................       $4.30     $6.36    $10.00
                                                                              ---------------------------------
Income from investment operations:
 Net investment income (loss)a .............................................        (.12)     (.08)     (.13)
 Net realized and unrealized gains (losses) ................................       (1.05)    (1.98)    (3.51)
                                                                              ---------------------------------
Total from investment operations ...........................................       (1.17)    (2.06)    (3.64)
                                                                              ---------------------------------
Net asset value, end of year ...............................................       $3.13     $4.30    $ 6.36
                                                                              =================================

Total return b .............................................................    (27.21)%  (32.39)%  (36.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................................      $8,545   $10,169   $13,471
Ratios to average net assets:
 Expenses ..................................................................       2.66%     2.29%     2.04%
 Expenses excluding waiver and payments by affiliate .......................       2.66%     2.32%     2.32%
 Net investment loss .......................................................     (2.46)%   (1.64)%   (1.53)%
Portfolio turnover rate ....................................................     182.71%   141.03%   198.78%

aBased on average shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cFor the year May 1, 2000 (inception date) to April 30, 2001.

                                                                ANNUAL REPORT 63

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                 CLASS R
                                                     ---------------------------------
                                                       YEAR ENDED      PERIOD ENDED
                                                     APRIL 30, 2003  APRIL 30, 2002 C
                                                     ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................        $4.36        $5.33
                                                     ---------------------------------
Income from investment operations:
 Net investment income (loss)a ......................         (.06)        (.03)
 Net realized and unrealized gains (losses) .........        (1.11)        (.94)
                                                     ---------------------------------
Total from investment operations ....................        (1.17)        (.97)
                                                     ---------------------------------
Net asset value, end of year ........................        $3.19        $4.36
                                                     =================================

Total return b ......................................     (27.06)%     (18.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................         $380          $18
Ratios to average net assets:
 Expenses ...........................................        2.17%        1.70%d
 Expenses excluding waiver and payments by affiliate         2.17%        1.73%d
 Net investment loss ................................      (1.97)%      (1.83)%d
Portfolio turnover rate .............................      182.71%      141.03%

aBased on average shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cFor the period January 2, 2002 (effective date) to April 30, 2002.

dAnnualized.

64 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN TECHNOLOGY FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                              ---------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                              ---------------------------------
                                                                                    2003      2002      2001 C
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................      $4.39     $6.43    $10.00
                                                                              ---------------------------------
Income from investment operations:
 Net investment income (loss)a ..............................................       (.01)     (.04)     (.05)
 Net realized and unrealized gains (losses) .................................      (1.16)    (2.00)    (3.52)
                                                                              ---------------------------------
Total from investment operations ............................................      (1.17)    (2.04)    (3.57)
                                                                              ---------------------------------
Net asset value, end of year ................................................      $3.22     $4.39    $ 6.43
                                                                              =================================

Total return b ..............................................................   (26.65)%  (31.62)%  (35.80)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $10,438   $10,668   $11,911
Ratios to average net assets:
 Expenses ...................................................................      1.67%     1.31%     1.05%
 Expenses excluding waiver and payments by affiliate ........................      1.67%     1.34%     1.33%
 Net investment loss ........................................................    (1.47)%    (.67)%    (.55)%
Portfolio turnover rate .....................................................    182.71%   141.03%   198.78%

aBased on average shares outstanding.

bTotal return is not annualized for periods less than one year.

cFor the year May 1, 2000 (inception date) to April 30, 2001.

                             See notes to financial statements. ANNUAL REPORT 65

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003

                                                                                               SHARES/
 FRANKLIN TECHNOLOGY FUND                                                     COUNTRY          WARRANTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 89.8%
     COMMUNICATIONS EQUIPMENT 1.0%
   a ADTRAN Inc. ........................................................  United States          10,400               $   420,992
                                                                                                                       ------------
     ELECTRONIC TECHNOLOGY 48.8%
   a Advanced Fibre Communications Inc. .................................  United States          38,000                   581,400
   a Agere Systems Inc., B ..............................................  United States         382,500                   654,075
   a Applied Materials Inc. .............................................  United States          51,000                   744,600
   a ASML Holding NV ....................................................   Netherlands           19,300                   166,710
   a Avocent Corp. ......................................................  United States          32,300                   956,726
   a Cisco Systems Inc. .................................................  United States          57,400                   863,296
   a Dell Computer Corp. ................................................  United States          44,500                 1,286,495
   a EMC Corp. ..........................................................  United States          69,100                   628,119
   a Globespan Virata Inc. ..............................................  United States          44,600                   270,722
   a Integrated Circuit Systems Inc. ....................................  United States          36,200                   786,264
     Intel Corp. ........................................................  United States          23,000                   423,200
   a Intersil Corp. .....................................................  United States          55,400                 1,024,900
   a L-3 Communications Holdings Inc. ...................................  United States           9,000                   399,600
   a Lexmark International Inc. .........................................  United States          10,400                   774,904
     Linear Technology Corp. ............................................  United States          34,700                 1,196,109
   a Logitech International SA, ADR .....................................   Switzerland           24,500                   894,005
     Microchip Technology Inc. ..........................................  United States          47,400                   985,446
   a National Semiconductor Corp. .......................................  United States          26,700                   500,091
   a Network Appliance Inc. .............................................  United States          44,100                   585,648
   a Novellus Systems Inc. ..............................................  United States          26,300                   737,452
   a QLogic Corp. .......................................................  United States          14,800                   651,052
     Qualcomm Inc. ......................................................  United States          23,700                   755,793
     Rockwell Automation Inc. ...........................................  United States          18,600                   424,080
     Samsung Electronics Co. Ltd. .......................................   South Korea            1,620                   406,667
   a Taiwan Semiconductor Manufacturing Co, Ltd., wts., 8/16/05 .........     Taiwan             417,190                   572,050
   a Tektronix Inc. .....................................................  United States          37,000                   694,490
   a Thermo Electron Corp. ..............................................  United States          47,600                   864,892
   a Varian Semiconductor Equipment Associates Inc. .....................  United States          27,700                   638,485
   a ViaSat Inc. ........................................................  United States          12,000                   127,680
   a Xilinx Inc. ........................................................  United States          39,100                 1,058,437
                                                                                                                       ------------
                                                                                                                        20,653,388
                                                                                                                       ------------
     PRODUCER MANUFACTURING 1.3%
   a Mettler-Toledo International Inc. ..................................   Switzerland           15,900                   564,450
                                                                                                                       ------------
     SOFTWARE 22.6%
     Adobe Systems Inc. .................................................  United States          17,800                   615,168
   a BEA Systems Inc. ...................................................  United States          59,600                   638,316
   a Bearingpoint Inc. ..................................................  United States          71,100                   580,887
   a Cognizant Technology Solutions Corp., A ............................  United States          43,600                   783,056
   a Cognos Inc. ........................................................     Canada              34,500                   936,330
   a Digital Insight Corp. ..............................................  United States          13,200                   213,312
   a Electronic Arts Inc. ...............................................  United States           6,500                   385,255
   a Hyperion Solutions Corp. ...........................................  United States          15,700                   443,996
   a Intuit Inc. ........................................................  United States          18,900                   732,942

66 ANNUAL REPORT
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

                                                                                               SHARES/
 FRANKLIN TECHNOLOGY FUND                                                     COUNTRY          WARRANTS                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
   a LookSmart Ltd. .....................................................  United States         121,700              $    410,129
   a Mercury Interactive Corp. ..........................................  United States          23,500                   797,590
   a Netscreen Technologies Inc. ........................................  United States          38,600                   782,808
     SAP AG, ADR ........................................................     Germany             25,700                   655,607
   a United Online Inc. .................................................  United States          29,700                   664,092
   a VeriSign Inc. ......................................................  United States          23,100                   286,902
   a Verity Inc. ........................................................  United States          38,800                   641,364
                                                                                                                       ------------
                                                                                                                         9,567,754
                                                                                                                       ------------
    TECHNOLOGY SERVICES 16.1%
   a Accenture Ltd., A ..................................................     Bermuda             39,400                   631,188
   a Affiliated Computer Services Inc., A ...............................  United States          18,200                   868,140
   a Amdocs Ltd. ........................................................  United States          25,200                   445,032
     First Data Corp. ...................................................  United States          21,400                   839,522
     International Business Machines Corp. ..............................  United States           9,700                   823,530
     Microsoft Corp. ....................................................  United States          39,500                 1,010,015
   a Netiq Corp. ........................................................  United States          35,600                   490,568
   a Oracle Corp. .......................................................  United States          35,300                   419,364
     Paychex Inc. .......................................................  United States          20,100                   625,914
   a Symantec Corp. .....................................................  United States          14,700                   646,065
                                                                                                                       ------------
                                                                                                                         6,799,338
                                                                                                                       ------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $34,838,556) .................                                               38,005,922
                                                                                                                       ------------
    SHORT TERM INVESTMENTS (COST $4,057,805) 9.6%
   b Franklin Institutional Fiduciary Trust Money Market Portfolio ......  United States       4,057,805                 4,057,805
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $38,896,361) 99.4% ..........................                                               42,063,727
    OTHER ASSETS, LESS LIABILITIES .6% ..................................                                                  238,080
                                                                                                                       ------------
    NET ASSETS 100.0% ...................................................                                              $42,301,807
                                                                                                                       ============

aNon-income producing.
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary
 Trust Money Market Portfolio.

                             See notes to financial statements. ANNUAL REPORT 67

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2003

                                                      FRANKLIN      FRANKLIN GLOBAL   FRANKLIN GLOBAL      FRANKLIN
                                                    BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE   NATURAL RESOURCES
                                                   DISCOVERY FUND        FUND              FUND              FUND
                                                -----------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................... $  500,905,533     $  68,963,893     $ 99,726,250      $42,873,323
                                                  ===================================================================
  Value (including $57,529,529 of
   securities loaned for
 Franklin Biotechnology Discovery
   Fund (Note 1f)) ..............................    510,509,144        63,047,764      102,281,152       40,180,157
 Repurchase agreements, at value and cost .......     57,329,152                --               --               --
 Foreign currency, at value and cost ............             --            81,607               --               --
 Receivables: ...................................
  Investment securities sold ....................      4,450,596         1,142,347          457,816               --
  Capital shares sold ...........................      1,074,012           109,091           47,263            1,730
  Dividends and interest ........................         34,459            78,141          147,769           31,604
 Deposits with broker for
  securities sold short .........................        655,092                --               --               --
                                                  -------------------------------------------------------------------
      Total assets ..............................    574,052,455        64,458,950      102,934,000       40,213,491
                                                  -------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...............      1,700,636           345,277          997,199               --
  Capital shares redeemed .......................      1,253,891            96,055           83,951          121,862
  Affiliates ....................................      1,008,347           116,441          164,065           61,920
  Shareholders ..................................         74,077            71,569           70,366               --
 Securities sold short, at value
  (proceeds $1,202,659) .........................      2,460,775                --               --               --
 Collateral on securities loaned (Note 1f) ......     57,329,152                --               --               --
 Other liabilities ..............................        118,688            40,141           35,612           54,521
                                                  -------------------------------------------------------------------
      Total liabilities .........................     63,945,566           669,483        1,351,193          238,303
                                                  -------------------------------------------------------------------
      Net assets, at value ...................... $  510,106,889     $  63,789,467     $101,582,807      $39,975,188
                                                  -------------------------------------------------------------------
Net assets consist of:
 Undistributed net investment income ............ $           --     $          --     $         --      $    59,844
 Net unrealized appreciation (depreciation) .....      8,349,392        (5,914,395)       2,553,741       (2,692,953)
 Accumulated net realized gain (loss) ...........   (503,531,397)     (134,132,317)     (41,687,713)      (6,640,560)
 Capital shares .................................  1,005,288,894       203,836,179      140,716,779       49,248,857
                                                  -------------------------------------------------------------------
      Net assets, at value ...................... $  510,106,889     $  63,789,467     $101,582,807      $39,975,188
                                                  ===================================================================

68 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003

                                                      FRANKLIN      FRANKLIN GLOBAL   FRANKLIN GLOBAL      FRANKLIN
                                                    BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE   NATURAL RESOURCES
                                                   DISCOVERY FUND        FUND              FUND              FUND
                                                -----------------------------------------------------------------------
CLASS A:
 Net assets, at value .........................    $510,106,889       $53,722,234       $73,990,619      $39,515,263
                                                =====================================================================
 Shares outstanding ...........................      13,690,270         9,067,615         4,765,524        2,904,607
                                                =====================================================================
 Net asset value per share a ..................          $37.26             $5.92            $15.53           $13.60
                                                =====================================================================
 Maximum offering price per share
  (Net asset value per share / 94.25%) ........          $39.53             $6.28            $16.48           $14.43
                                                =====================================================================
CLASS B:
                                                =====================================================================
 Net assets, at value .........................              --       $ 2,690,171       $ 8,892,597               --
                                                =====================================================================
 Shares outstanding ...........................              --           469,349           591,195               --
                                                =====================================================================
 Net asset value and maximum offering
  price per share a ...........................              --             $5.73            $15.04               --
                                                =====================================================================
CLASS C:
                                                =====================================================================
 Net assets, at value .........................              --       $ 7,377,062       $18,699,591               --
                                                =====================================================================
 Shares outstanding ...........................              --         1,284,877         1,255,077               --
                                                =====================================================================
 Net asset value per share a ..................              --             $5.74            $14.90               --
                                                =====================================================================
 Maximum offering price per share
  (Net asset value per share / 99%) ...........              --             $5.80            $15.05               --
                                                =====================================================================
ADVISOR CLASS:
                                                =====================================================================
 Net assets, at value .........................              --                --                --       $  459,925
                                                =====================================================================
 Shares outstanding ...........................              --                --                --           32,599
                                                =====================================================================
 Net asset value and maximum offering
  price per share .............................              --                --                --           $14.11
                                                =====================================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charges.

                             See notes to financial statements. ANNUAL REPORT 69

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003

                                                             FRANKLIN
                                                            TECHNOLOGY
                                                               FUND
                                                          ------------
Assets:
 Investments in securities:
  Cost .................................................  $ 38,896,361
                                                          =============
  Value ................................................    42,063,727
 Receivables:
  Investment securities sold ...........................     1,294,579
  Capital shares sold ..................................        43,388
  Dividends ............................................         4,188
                                                          -------------
      Total assets .....................................    43,405,882
                                                          -------------
Liabilities:
 Payables:
  Investment securities purchased ......................       944,138
  Capital shares redeemed ..............................        42,631
  Affiliates ...........................................        82,862
  Shareholders .........................................         7,673
 Other liabilities .....................................        26,771
                                                          -------------
      Total liabilities ................................     1,104,075
                                                          -------------
      Net assets, at value .............................  $ 42,301,807
                                                          =============
Net assets consist of:
 Net unrealized appreciation (depreciation) ............     3,167,366
 Accumulated net realized gain (loss) ..................   (72,349,580)
 Capital shares ........................................   111,484,021
                                                          -------------
      Net assets, at value .............................  $ 42,301,807
                                                          =============
70 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003

                                                              FRANKLIN
                                                             TECHNOLOGY
                                                                FUND
                                                           ------------
CLASS A:
 Net assets, at value .................................... $20,017,831
                                                           ============
 Shares outstanding ......................................   6,270,283
                                                           ============
 Net asset value per share a .............................       $3.19
                                                           ============
 Maximum offering price per share
  (Net asset value per share / 94.25%) ...................       $3.38
                                                           ============
CLASS B:
 Net assets, at value .................................... $ 2,921,897
                                                           ============
 Shares outstanding ......................................     931,626
                                                           ============
 Net asset value and maximum
  offering price per share a .............................       $3.14
                                                           ============
CLASS C:
 Net assets, at value .................................... $ 8,544,851
                                                           ============
 Shares outstanding ......................................   2,731,987
                                                           ============
 Net asset value per share a .............................       $3.13
                                                           ============
 Maximum offering price per share
  (Net asset value per share / 99%) ......................       $3.16
                                                           ============
CLASS R:
 Net assets, at value .................................... $   379,676
                                                           ============
 Shares outstanding ......................................     119,145
                                                           ============
 Net asset value and maximum
  offering price per share a .............................       $3.19
                                                           ============
ADVISOR CLASS:
 Net assets, at value .................................... $10,437,552
                                                           ============
 Shares outstanding ......................................   3,237,910
                                                           ============
 Net asset value and maximum
  offering price per share ...............................       $3.22
                                                           ============

aRedemption price is equal to net asset value less any applicable contingent deferred sales charges.

                             See notes to financial statements. ANNUAL REPORT 71

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2003

                                                      FRANKLIN      FRANKLIN GLOBAL   FRANKLIN GLOBAL      FRANKLIN
                                                    BIOTECHNOLOGY    COMMUNICATIONS     HEALTH CARE   NATURAL RESOURCES
                                                   DISCOVERY FUND        FUND              FUND              FUND
                                                -----------------------------------------------------------------------
Investment income:
 Dividends ....................................    $    982,963     $  1,117,844       $   984,166       $   770,940
 Interest .....................................         488,688               --                --                --
                                                -----------------------------------------------------------------------
      Total investment income .................       1,471,651        1,117,844           984,166           770,940
                                                -----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .....................       2,364,837          406,243           649,929           336,026
 Administrative fees (Note 3) .................         717,754               --                --                --
 Distribution fees (Note 3)
  Class A .....................................       1,651,195          147,811           198,646           138,008
  Class B .....................................              --           26,443            96,367                --
  Class C .....................................              --           82,922           206,931                --
 Transfer agent fees (Note 3) .................       2,838,564          448,270           525,003           147,528
 Custodian fees ...............................          17,040            6,801             1,867             1,995
 Reports to shareholders ......................         252,457           58,936            64,495            35,051
 Registration and filing fees .................          27,868           30,542            35,399            29,948
 Professional fees ............................          40,663           25,101            22,572            19,706
 Trustees' fees and expenses ..................           8,150            1,069             1,753               810
 Other ........................................          19,657            4,335             5,096             3,166
                                                -----------------------------------------------------------------------
      Total expenses ..........................       7,938,185        1,238,473         1,808,058           712,238
                                                -----------------------------------------------------------------------
       Net investment income (loss) ...........      (6,466,534)        (120,629)         (823,892)           58,702
                                                -----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments ..................................    (211,324,380)     (29,328,478)      (40,849,506)       (1,019,137)
 Foreign currency transactions ................            (427)         (53,531)           (3,718)            2,805
 Securities sold short ........................        (549,125)              --                --                --
                                                -----------------------------------------------------------------------
      Net realized gain (loss) ................    (211,873,932)     (29,382,009)      (40,853,224)       (1,016,332)
Net unrealized appreciation (depreciation) on:
 Investments ..................................     118,574,818       15,990,057         7,280,168       (12,297,406)
 Translation of assets and liabilities
  denominated in foreign currencies ...........           3,897            1,676            (1,161)            2,152
                                                -----------------------------------------------------------------------
      Net unrealized appreciation
        (depreciation) ........................     118,578,715       15,991,733         7,279,007       (12,295,254)
                                                -----------------------------------------------------------------------
Net realized and unrealized gain (loss) .......     (93,295,217)     (13,390,276)      (33,574,217)      (13,311,586)
                                                -----------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ....................   $ (99,761,751)    $(13,510,905)     $(34,398,109)     $(13,252,884)
                                                =======================================================================

72 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2003

                                                                      FRANKLIN
                                                                     TECHNOLOGY
                                                                        FUND
                                                                   -------------
Investment income:
 Dividends ....................................................... $     79,728
                                                                   -------------
Expenses:
 Management fees (Note 3) ........................................      211,093
 Administrative fees (Note 3) ....................................       79,829
 Distribution fees (Note 3)
  Class A ........................................................       64,601
  Class B ........................................................       28,555
  Class C ........................................................       74,352
  Class R ........................................................        1,058
 Transfer agent fees (Note 3) ....................................      269,370
 Custodian fees ..................................................        1,051
 Reports to shareholders .........................................       34,346
 Registration and filing fees ....................................       46,830
 Professional fees ...............................................       21,801
 Trustees' fees and expenses .....................................          619
 Other ...........................................................        2,271
                                                                   -------------
      Total expenses .............................................      835,776
                                                                   -------------
      Net investment income (loss) ...............................     (756,048)
                                                                   -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ....................................................  (21,722,306)
  Foreign currency transactions ..................................       (3,366)
                                                                   -------------
      Net realized gain (loss) ...................................  (21,725,672)
 Net unrealized appreciation (depreciation) on investments .......    8,402,626
                                                                   -------------
Net realized and unrealized gain (loss) ..........................  (13,323,046)
                                                                   -------------
Net increase (decrease) in net assets
  resulting from operations ...................................... $(14,079,094)
                                                                   =============

                             See notes to financial statements. ANNUAL REPORT 73

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                               FRANKLIN BIOTECHNOLOGY                 FRANKLIN GLOBAL
                                                   DISCOVERY FUND                   COMMUNICATIONS FUND
                                           -------------------------------------------------------------------
                                                 2003            2002               2003            2002
                                           -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) ........     $  (6,466,534)    $   (9,067,234)    $   (120,629)    $   (323,910)
Net realized gain (loss) from
 investments and
 foreign currency transactions ......      (211,873,932)      (159,485,781)     (29,382,009)     (63,453,907)
Net unrealized appreciation
 (depreciation) on
 investments and translation
 of assets and
 liabilities denominated
 in foreign currencies ..............       118,578,715        (86,240,406)      15,991,733        2,427,911
                                          --------------------------------------------------------------------
   Net increase (decrease) in net
    assets resulting
    from operations .................       (99,761,751)      (254,793,421)     (13,510,905)     (61,349,906)
 Capital share transactions:
 (Note 2)
 Class A ............................       (92,320,693)       (53,860,926)     (15,475,346)     (26,132,044)
 Class B ............................                --                 --         (443,907)        (235,167)
 Class C ............................                --                 --       (1,599,187)      (3,558,722)
                                          --------------------------------------------------------------------
 Total capital share transactions ...       (92,320,693)       (53,860,926)     (17,518,440)     (29,925,933)
   Net increase (decrease)
    in net assets ...................      (192,082,444)      (308,654,347)     (31,029,345)     (91,275,839)
Net assets (There is no
 undistributed net investment
 income included in net assets):
  Beginning of year .................       702,189,333      1,010,843,680       94,818,812      186,094,651
                                          --------------------------------------------------------------------
  End of year .......................     $ 510,106,889     $  702,189,333     $ 63,789,467     $ 94,818,812
                                          ====================================================================

74 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                      FRANKLIN                          FRANKLIN
                                                GLOBAL HEALTH CARE FUND           NATURAL RESOURCES FUND
                                           -------------------------------------------------------------------
                                                 2003            2002               2003            2002
                                           -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) .............  $   (823,892) $ (1,452,544)        $    58,702   $   232,114
 Net realized gain (loss) from
 investments and
 foreign currency transactions ............   (40,853,224)    5,315,939          (1,016,332)   (5,561,158)
 Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies .......................     7,279,007   (23,525,123)        (12,295,254)   (3,288,621)
                                           ----------------------------------------------------------------
   Net increase (decrease) in net
    assets resulting
    from operations .......................   (34,398,109)  (19,661,728)        (13,252,884)   (8,617,665)
 Distributions to shareholders from:
Net investment income:
 Class A ..................................            --            --            (145,667)     (233,474)
 Advisor Class ............................            --            --             (80,937)      (78,713)
Net realized gains:
 Class A ..................................    (2,674,746)     (228,109)                 --      (826,579)
 Class B ..................................      (339,302)      (25,174)                 --            --
 Class C ..................................      (727,804)      (58,614)                 --            --
 Advisor Class ............................            --            --                  --      (219,705)
                                           ----------------------------------------------------------------
 Total distributions to shareholders ......    (3,741,852)     (311,897)           (226,604)   (1,358,471)
 Capital share transactions:
 (Note 2)
 Class A ..................................    (8,772,226)   (6,428,696)         (7,768,563)    7,664,603
 Class B ..................................      (703,514)    1,804,381                  --            --
 Class C ..................................    (2,422,777)       71,799                  --            --
 Advisor Class ............................            --            --         (10,544,938)    1,366,079
                                           ----------------------------------------------------------------
 Total capital share transactions .........   (11,898,517)   (4,552,516)        (18,313,501)    9,030,682
   Net increase (decrease)
     in net assets ........................   (50,038,478)  (24,526,141)        (31,792,989)     (945,454)
Net assets:
 Beginning of year ........................   151,621,285   176,147,426          71,768,177    72,713,631
                                           ----------------------------------------------------------------
 End of year ..............................  $101,582,807  $151,621,285        $ 39,975,188   $71,768,177
                                           ================================================================
Undistributed net investment
 income included
 in net assets:
 End of year ..............................  $         --  $         --        $     59,844   $   226,229
                                           ===================================================================

                             See notes to financial statements. ANNUAL REPORT 75

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                           FRANKLIN
                                                        TECHNOLOGY FUND
                                                  -------------------------
                                                     2003           2002
                                                  -------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income (loss) ................... $   (756,048) $   (637,826)
Net realized gain (loss) from investments ......  (21,725,672)  (24,611,448)
Net unrealized appreciation
 (depreciation) on investments .................    8,402,626     2,822,544
                                                 ---------------------------
   Net increase (decrease) in net assets
    resulting from operations ..................  (14,079,094)  (22,426,730)
 Capital share transactions: (Note 2)
Class A ........................................      968,409     4,205,958
Class B ........................................     (179,826)      319,187
Class C ........................................    1,066,660     1,269,593
Class R ........................................      339,557        22,140
Advisor Class ..................................    2,896,244     3,042,561
                                                 ---------------------------
 Total capital share transactions ..............    5,091,044     8,859,439
    Net increase (decrease) in net assets ......   (8,988,050)  (13,567,291)
Net assets (There is no undistributed net
investment income included in net assets):
 Beginning of year .............................   51,289,857    64,857,148
                                                 ---------------------------
 End of year ................................... $ 42,301,807  $ 51,289,857
                                                 ===========================

76 ANNUAL REPORT See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are non-diversified. The investment objectives of the Funds are:

    CAPITAL GROWTH                           TOTAL RETURN
    ----------------------------------------------------------------------------
    Franklin Biotechnology Discovery Fund    Franklin Global Communications Fund
    Franklin Global Health Care Fund         Franklin Natural Resources Fund
    Franklin Technology Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2003, all repurchase agreements held by the Fund had been entered into on the last business day of the month.

                                                                ANNUAL REPORT 77

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SECURITIES SOLD SHORT

The Franklin Biotechnology Discovery Fund can engage in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. SECURITIES LENDING

The Franklin Biotechnology Discovery Fund loans securities to certain brokers for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $99,221 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

G. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

H. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

78 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

The Franklin Biotechnology Discovery Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as additional paid in capital. As of April 30, 2003, the Fund charged no redemption fees.

K. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                 CLASS A & ADVISOR CLASS
------------------------------------------------------------------------
Franklin Biotechnology Discovery Fund   Franklin Natural Resources Fund


                                        CLASS A, CLASS B, CLASS C,
 CLASS A, CLASS B & CLASS C             CLASS R & ADVISOR CLASS
------------------------------------------------------------------
 Franklin Global Communications Fund    Franklin Technology Fund
 Franklin Global Health Care Fund
                                                                ANNUAL REPORT 79

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)
At April 30, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                    FRANKLIN BIOTECHNOLOGY           FRANKLIN GLOBAL              FRANKLIN GLOBAL
                                        DISCOVERY FUND             COMMUNICATIONS FUND            HEALTH CARE FUND
                                 --------------------------------------------------------------------------------------
                                     SHARES       AMOUNT           SHARES        AMOUNT         SHARES       AMOUNT
                                 --------------------------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2003
 Shares sold ....................  1,954,822  $  67,774,336       4,411,790   $ 25,589,594     1,495,475  $ 24,113,588
 Shares issued in reinvestment
 of distributions ...............         --             --              --             --       162,896     2,454,852
 Shares redeemed ................ (4,702,064)  (160,095,029)     (7,105,917)   (41,064,940)   (2,183,406)  (35,340,666)
                                 --------------------------------------------------------------------------------------
 Net increase (decrease) ........ (2,747,242) $ (92,320,693)     (2,694,127)  $(15,475,346)     (525,035) $ (8,772,226)
                                 ======================================================================================
Year ended April 30, 2002
 Shares sold ....................  3,382,548  $ 181,357,097       6,020,504   $ 48,490,881     2,307,461  $ 52,802,680
 Shares issued in reinvestment
 of distributions ...............         --             --              --             --         9,181       208,329
 Shares redeemed ................ (4,438,341)  (235,218,023)     (9,121,925)   (74,622,925)   (2,653,110)  (59,439,705)
                                 --------------------------------------------------------------------------------------
 Net increase (decrease) ........ (1,055,793) $ (53,860,926)     (3,101,421)  $(26,132,044)     (336,468) $ (6,428,696)
                                 ======================================================================================
 CLASS B SHARES:
Year ended April 30, 2003
 Shares sold ..................................................      80,700   $    448,273       122,114  $  1,963,082
 Shares issued in reinvestment
  of distributions ............................................          --             --        20,619       301,865
 Shares redeemed ..............................................    (162,127)      (892,180)     (192,162)   (2,968,461)
                                                                -------------------------------------------------------
 Net increase (decrease) ......................................     (81,427)  $   (443,907)      (49,429)  $  (703,514)
                                                                =======================================================
Year ended April 30, 2002
 Shares sold ..................................................      94,669   $    801,229       208,572   $ 4,633,566
 Shares issued in reinvestment
  of distributions ............................................          --             --           980        21,765
 Shares redeemed ..............................................    (125,474)    (1,036,396)     (130,368)   (2,850,950)
                                                                -------------------------------------------------------
 Net increase (decrease) ......................................     (30,805)  $   (235,167)       79,184   $ 1,804,381
                                                                =======================================================
CLASS C SHARES:
Year ended April 30, 2003
 Shares sold ..................................................     277,000   $  1,555,584       266,472   $ 4,169,051
 Shares issued in reinvestment
  of distributions ............................................          --             --        46,724       677,971
 Shares redeemed ..............................................    (570,667)    (3,154,771)     (474,727)   (7,269,799)
                                                                -------------------------------------------------------
 Net increase (decrease) ......................................    (293,667)  $ (1,599,187)     (161,531)  $(2,422,777)
                                                                =======================================================
Year ended April 30, 2002
 Shares sold ..................................................     330,739   $  2,831,787       425,263   $ 9,511,487
 Shares issued in reinvestment
  of distributions ............................................          --             --         2,394        52,768
 Shares redeemed ..............................................    (740,632)    (6,390,509)     (428,559)   (9,492,456)
                                                                -------------------------------------------------------
 Net increase (decrease) ......................................    (409,893)  $ (3,558,722)         (902)  $    71,799
                                                                =======================================================

80 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                          FRANKLIN                    FRANKLIN
                                                   NATURAL RESOURCES FUND          TECHNOLOGY FUND
                                                 --------------------------------------------------------
                                                    SHARES        AMOUNT           SHARES      AMOUNT
                                                 --------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2003
 Shares sold ...................................  1,167,278     $16,885,661      4,872,811  $ 15,318,382
 Shares issued in reinvestment
  of distributions .............................      9,002         130,078             --            --
 Shares redeemed ............................... (1,696,090)    (24,784,302)    (4,612,845)  (14,349,973)
                                                 --------------------------------------------------------
 Net increase (decrease) .......................   (519,810)    $(7,768,563)       259,966   $   968,409
                                                 ========================================================
Year ended April 30, 2002
 Shares sold ...................................  1,831,954     $30,428,508      4,775,596   $24,671,288
 Shares issued in reinvestment
  of distributions .............................     65,521         944,807             --            --
 Shares redeemed ............................... (1,506,166)    (23,708,712)    (4,009,506)  (20,465,330)
                                                 --------------------------------------------------------
 Net increase (decrease) .......................    391,309     $ 7,664,603        766,090   $ 4,205,958
                                                 ========================================================
CLASS B SHARES:
Year ended April 30, 2003
 Shares sold .................................................................     246,349   $   725,942
 Shares redeemed .............................................................    (285,381)     (905,768)
                                                                                -------------------------
 Net increase (decrease) .....................................................     (39,032)  $  (179,826)
                                                                                =========================
Year ended April 30, 2002
 Shares sold .................................................................     243,313   $ 1,263,426
 Shares redeemed .............................................................    (194,806)     (944,239)
                                                                                -------------------------
 Net increase (decrease) .....................................................      48,507     $ 319,187
                                                                                =========================
CLASS C SHARES:
Year ended April 30, 2003
 Shares sold .................................................................   1,154,101  $  3,455,520
 Shares redeemed .............................................................    (784,415)   (2,388,860)
                                                                                -------------------------
 Net increase (decrease) .....................................................     369,686  $  1,066,660
                                                                                =========================
Year ended April 30, 2002
 Shares sold .................................................................     915,944   $ 4,655,345
 Shares redeemed .............................................................    (672,692)   (3,385,752)
                                                                                -------------------------
 Net increase (decrease) .....................................................     243,252   $ 1,269,593
                                                                                =========================

                                                                ANNUAL REPORT 81

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)
                                                           FRANKLIN
                                                        TECHNOLOGY FUND
                                                   ------------------------
                                                      SHARES      AMOUNT
                                                   ------------------------
CLASS R SHARES:
Year ended April 30, 2003
 Shares sold ....................................    137,719      $408,699
 Shares redeemed ................................    (22,778)      (69,142)
                                                   ------------------------
 Net increase (decrease) ........................    114,941      $339,557
                                                   ========================
Period ended April 30, 2002 a
 Shares sold ....................................      4,229      $ 22,255
 Shares redeemed ................................        (25)         (115)
                                                   ------------------------
 Net increase (decrease) ........................      4,204      $ 22,140
                                                   ========================

                                                          FRANKLIN                    FRANKLIN
                                                   NATURAL RESOURCES FUND          TECHNOLOGY FUND
                                                  ------------------------------------------------------
                                                     SHARES       AMOUNT           SHARES       AMOUNT
                                                  ------------------------------------------------------
ADVISOR CLASS SHARES:
Year ended April 30, 2003
 Shares sold ....................................   119,797    $  1,857,344      1,270,368   $ 4,284,926
 Shares issued in reinvestment
  of distributions ..............................     5,374          80,346             --            --
 Shares redeemed ................................  (871,509)    (12,482,628)      (459,991)   (1,388,682)
                                                  -------------------------------------------------------
 Net increase (decrease) ........................  (746,338)   $(10,544,938)       810,377   $ 2,896,244
                                                  =======================================================
Year ended April 30, 2002
 Shares sold ....................................   101,295    $  1,765,157        728,789   $ 3,804,935
 Shares issued in reinvestment
  of distributions ..............................    19,843         295,853             --            --
 Shares redeemed ................................   (42,164)       (694,931)      (154,571)     (762,374)
                                                  -------------------------------------------------------
 Net increase (decrease) ........................    78,974    $  1,366,079        574,218   $ 3,042,561
                                                  =======================================================

aEffective date of Class R shares was January 2, 2002.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Franklin Technology Fund, pay an investment management fee to Advisers based on the average net assets of each Fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
      ---------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    Over $250 million, up to and including $10 billion

82 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

The Franklin Technology Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
      -------------------------------------------------------------
         .550%    First $500 million
         .450% Over $500 million, up to and including $1 billion .400% Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
---------------------------------------------------------------------
         .150%    First $200 million
         .135% Over $200 million, up to and including $700 million .100% Over $700 million, up to and including $1.2 billion
         .075%    Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Natural Resources Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

The Franklin Technology Fund pays an administrative fee to FT Services based on an annual rate of .20% of the Fund's average daily net assets.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

             FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
           BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
          DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
          ----------------------------------------------------------------------------
Class A ..........  .35%            .25%           .25%               .35%        .35%
Class B ..........    --           1.00%          1.00%                 --       1.00%
Class C ..........    --           1.00%          1.00%                 --       1.00%
Class R ..........    --              --             --                 --        .50%

The Franklin Biotechnology Discovery Fund reimburses up to .25% to Distributors when the Fund is closed and up to .35% when it is open to new investors.

                                                                ANNUAL REPORT 83

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
                                       BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                      DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
                                      ----------------------------------------------------------------------------
Net commissions received (paid) .........  $157,419        $(13,245)      $(63,035)            $19,147    $(25,005)
Contingent deferred sales charges .......  $  6,704        $ 15,167       $ 38,727             $    20    $ 17,235

The Funds paid transfer agent fees of $4,228,735 of which $2,993,503 was paid to Investor Services.

At April 30, 2003, Advisers and/or investment companies managed by Advisers owned 20.80% of the Franklin Technology Fund.

4. INCOME TAXES

At April 30, 2003, the cost of investments and securities sold short, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

                                         FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
                                       BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                      DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
                                      ----------------------------------------------------------------------------
Cost of investments .................  $566,291,191   $ 69,278,808    $102,533,414         $43,055,767  $40,266,559
                                      ==============================================================================
Unrealized appreciation .............    69,705,360      5,352,051       7,555,595           3,876,707    3,869,389
Unrealized depreciation .............   (70,619,030)   (11,583,095)     (7,807,857)         (6,752,317)  (2,072,221)
                                      ------------------------------------------------------------------------------
Net unrealized appreciation
 (depreciation) .....................  $   (913,670)  $ (6,231,044)   $   (252,262)        $(2,875,610) $ 1,797,168
                                      ==============================================================================
Distributable earnings -
 ordinary income ....................  $         --   $         --    $         --         $    59,844  $        --
                                      ==============================================================================

At April 30, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                         FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
                                       BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                      DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
                                      ----------------------------------------------------------------------------
Capital loss carryovers expiring in:
 2009 ...............................  $         --     $  2,272,567   $        --        $       --    $   385,516
 2010 ...............................   181,047,227       76,418,353            --         1,677,909     37,833,897
 2011 ...............................   238,490,545       52,123,016    19,803,407         2,051,414     28,445,452
                                      ==============================================================================
                                       $419,537,772     $130,813,936   $19,803,407        $3,729,323    $66,664,865
                                      ==============================================================================

84 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

4. INCOME TAXES (CONT.)
At April 30, 2003, the Funds had the following deferred capital losses occurring subsequent to October 31,2002. For tax purposes, such losses will be reflected in the year ending April 30, 2004:

                                         FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
                                       BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                      DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
                                      ----------------------------------------------------------------------------
Deferred capital losses .............    $74,734,460      $2,986,169    $19,077,142         $2,728,793  $4,311,151

At April 30, 2003 the Franklin Global Communications Fund and the Franklin Technology Fund had deferred currency losses occurring subsequent to October 31, 2002 of $17,297, and $3,366, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and losses realized subsequent to October 31, on the sale of securities.

The tax character of distributions paid during the years ended April 30, 2002 and 2003 was as follows:

                                      FRANKLIN                 FRANKLIN
                                    GLOBAL HEALTH          NATURAL RESOURCES
                                      CARE FUND                  FUND
                               -----------------------------------------------
                                  2003        2002         2003        2002
                               -----------------------------------------------
Distributions paid from:
  Ordinary income ............ $  757,996    $     --     $226,604  $  312,187
  Long term capital gain .....  2,983,856     311,897           --   1,046,284
                               -----------------------------------------------
                               $3,741,852    $311,897     $226,604  $1,358,471

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2003 were as follows:

                                         FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
                                       BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                      DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
                                      ----------------------------------------------------------------------------
Purchases ............................  $222,300,834     $58,668,381   $145,107,897      $23,680,701   $72,742,111
Sales ................................  $307,197,218     $72,245,145   $151,837,699      $42,093,825   $69,575,114

                                                                ANNUAL REPORT 85

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds earned dividend income from investment in the Sweep Money Fund for the year ended April 30, 2003, as follows:

                                         FRANKLIN     FRANKLIN GLOBAL   FRANKLIN         FRANKLIN        FRANKLIN
                                       BIOTECHNOLOGY  COMMUNICATIONS  GLOBAL HEALTH  NATURAL RESOURCES  TECHNOLOGY
                                      DISCOVERY FUND       FUND         CARE FUND           FUND           FUND
                                      ----------------------------------------------------------------------------
Dividend Income .......................  $716,560         $108,071       $87,649           $41,904       $33,332

7. RESTRICTED SECURITIES

At April 30, 2003, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At April 30, 2003, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

SHARES/                                                                 ACQUISITION
WARRANTS   ISSUER                                                           DATE       COST        VALUE
-------------------------------------------------------------------------------------------------------------
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
  406,821  BioMarin Pharmaceutical Inc. .................................  5/17/01  $ 3,498,869  $ 4,466,894
   95,238  BioMarin Pharmaceutical Inc. wts., 5/17/04 ...................  5/17/01           10           --
2,227,172  Fibrogen Inc., E, pfd. .......................................  5/19/00   10,000,002    7,706,015
1,161,291  Kosan Biosciences Inc. (Restricted) ..........................  3/24/02   12,000,007    7,594,843
                                                                                    -------------------------
 Total Restricted Securities (3.9% of Net Assets)                                   $25,498,888  $19,767,752
                                                                                    =========================
FRANKLIN GLOBAL COMMUNICATIONS FUND
 95,932    Kestrel Solutions Inc., D, pfd. ..............................  1/21/00  $ 1,249,994  $        --
                                                                                    -------------------------
FRANKLIN GLOBAL HEALTH CARE FUND
136,364    Masimo Corp., F, pfd., (.8% of Net Assets) ...................  5/15/00  $ 1,500,004  $   750,002
                                                                                    -------------------------

86 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 5, 2003

                                                                ANNUAL REPORT 87

FRANKLIN STRATEGIC SERIES
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund hereby designate 93.53% and 100%, respectively; of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2003.

88 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                           NUMBER OF
                                                      PORTFOLIOS IN FUND
                                          LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION     TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (82)    Trustee      Since 1991         109           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
--------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)        Trustee      Since 1991         136           Director, Bar-S Foods (meat
One Franklin Parkway                                                       packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
--------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)     Trustee      Since 1991         140           None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)        Trustee      Since 1998         88            Director, Amerada
One Franklin Parkway                                                       Hess Corporation
San Mateo, CA 94403-1906                                                   (exploration and
                                                                           refining of oil and
                                                                           gas); Hercules
                                                                           Incorporated
                                                                           (chemicals, fibers
                                                                           and resins); Beverly
                                                                           Enterprises, Inc.
                                                                           (health care); H.J.
                                                                           Heinz Company
                                                                           (processed foods and
                                                                           allied products);
                                                                           RTI International
                                                                           Metals, Inc.
                                                                           (manufacture and
                                                                           distribution of
                                                                           titanium); and
                                                                           Canadian National
                                                                           Railway (railroad).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------

                                                                ANNUAL REPORT 89

                                                             NUMBER OF
                                                        PORTFOLIOS IN FUND
                                            LENGTH OF    COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION       TIME SERVED  BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------
FRANK W.T.  LAHAYE (74)      Trustee        Since 1991         109           Director, The California
One Franklin Parkway                                                         Center for Land
San Mateo, CA 94403-1906                                                     Recycling
                                                                             (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman,
Peregrine Venture Management Company (venture capital).
--------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)       Trustee        Since 1992         141           Director, White
One Franklin Parkway                                                         Mountains Insurance
San Mateo, CA 94403-1906                                                     Group, Ltd. (holding
                                                                             company); Martek
                                                                             Biosciences Corporation;
                                                                             MedImmune, Inc.
                                                                             (biotechnology);
                                                                             Overstock.com (Internet
                                                                             services); and Spacehab,
                                                                             Inc. (aerospace
                                                                             services).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and
FORMERLY, Chairman, White River Corporation (financial services) (until 1998)
and Hambrecht & Quist Group (investment banking) (until 1992); and President,
National Association of Securities Dealers, Inc. (until 1987).
--------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                         NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION       TIME SERVED   BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (58)       Trustee and    Trustee since      34               None
One Franklin Parkway         Vice President 1993 and Vice
San Mateo, CA 94403-1906                    President since
                                            1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)    Trustee and    Trustee since     137               None
One Franklin Parkway         Chairman of    1991 and
San Mateo, CA 94403-1906     the Board      Chairman of
                                            the Board
                                            since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------

90 ANNUAL REPORT

                                                                NUMBER OF
                                                           PORTFOLIOS IN FUND
                                            LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION       TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.     Trustee,       Trustee since         114             None
(62)                         President      1991, President
One Franklin Parkway         and Chief      since 1993 and
San Mateo, CA 94403-1906     Executive      Chief Executive
                             Officer -      Officer -
                             Investment     Investment Management
                             Management     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in
Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)      Vice President Since 1995            Not Applicable  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial
Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President,
Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)        Senior Vice    Since 2002            Not Applicable  None
500 East Broward Blvd.       President and
Suite 2100                   Chief Executive
Fort Lauderdale, FL          Officer -
33394-3091                   Finance and
                             Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)           Vice President Since 2000            Not Applicable  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------

                                                                ANNUAL REPORT 91

                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)        Vice President  Since 2000            Not Applicable  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice
President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment
Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to
the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial
Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (54)      Vice President  Since 2000            Not Applicable  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
MICHAEL O.  MAGDOL (65)      Vice President  Since 2002            Not Applicable  Director, FTI Banque,
600 Fifth Avenue             - AML                                                 Arch Chemicals, Inc.
Rockefeller Center           Compliance                                            and Lingnan Foundation.
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY      Vice President  Since 2000            Not Applicable  None
(41)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of four of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------
KIMBERLEY H. MONASTERIO      Treasurer and   Treasurer since       Not Applicable  None
(39)                         Chief Financial 2000 and Chief
One Franklin Parkway         Officer         Financial Officer
San Mateo, CA 94403-1906                     since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------

92 ANNUAL REPORT

                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS        POSITION        TIME SERVED      BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
-----------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)       Vice President  Since 2000            Not Applicable  None
One Franklin Parkway         and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
-----------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                                                                ANNUAL REPORT 93

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama                             Michigan 9
Arizona                             Minnesota 9
California 10                       Missouri
Colorado                            New Jersey
Connecticut                         New York 10
Florida 10                          North Carolina
Georgia                             Ohio 9
Kentucky                            Oregon
Louisiana                           Pennsylvania
Maryland                            Tennessee
Massachusetts 9                     Virginia


INSURANCE FUNDS
Franklin Templeton Variable
 Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

Not part of the annual report                                              12/02

                                 [LOGO OMITTED]
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
=================================================
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS2 A2003 06/03


































ANNUAL REPORT

FRANKLIN BLUE CHIP FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN BLUE CHIP FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN BLUE CHIP COMPANIES WITH MARKET CAPITALIZATIONS OF $1 BILLION OR MORE, WHICH THE MANAGERS BELIEVE HAVE QUALITY MANAGEMENT AND SUPERIOR PRODUCTS OR SERVICES.
--------------------------------------------------------------------------------

This annual report for Franklin Blue Chip Fund covers the fiscal year ended April 30, 2003, a challenging time for equity investments, as both growth and value stocks posted losses. The U.S. economy experienced a significant slowdown as business and consumer confidence fell. Major combat in the Iraq war came to a close by period-end, interest rates remained low, and inflation stayed well in check; however, the timing of a real economic recovery remained uncertain.

During the year under review, investors were concerned about corporate accounting and integrity issues after several high- profile bankruptcies. Credit quality across most economic sectors was weak, and bank lending and credit standards continued to be tight. Business output and capacity utilization remained low. Many companies reported a lack of pricing power and poor revenue growth. Within this difficult environment, we attempted to incorporate this macroeconomic information into our research to position the Fund in areas where we saw early signs of strength and recovery.

For the year ended April 30, 2003, the Dow Jones Industrial Average fell 12.74%, while the Nasdaq Composite Index declined

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 16.

4 ANNUAL REPORT

12.72%. 1 The Fund's benchmark, the Standard & Poor's 500 Composite Index (S&P
500), dropped 13.30%, while Franklin Blue Chip Fund's Class A shares posted a -14.41% 12-month cumulative total return, as shown in the Performance Summary beginning on page 8. 2 Although we were disappointed with our absolute return, the Fund's performance compared favorably with its peer group, the Lipper Large Cap Core Funds Average, consisting of 997 large cap core funds on April 30, 2003, which declined 15.19% during the year under review. 3 As a blend or "core" fund, Franklin Blue Chip Fund is invested in both growth and value companies. This broad mandate allows us to position the portfolio defensively when we are concerned about the economy and also provides opportunities to participate in a recovery.

Throughout the period, we adhered to the Fund's bottom-up strategy and focused on remaining fully invested in market leaders with sustainable, competitive advantages in industries with solid earnings growth rates. To qualify for the Fund, a company generally offers market dominance and management excellence, and possesses strong revenue growth, cash flow, and/or earnings growth. During the period, market volatility offered investment opportunities for the Fund; however, we continued to emphasize a long-term investment outlook rather than trying to time short-term market cycles.



Portfolio Breakdown
Based on Total Net Assets
4/30/03
Finance ................... 19.7%
Electronic Technology*..... 11.5%
Retail Trade ..............  9.0%
Technology Services*....... 8.8%
Health Technology*......... 7.5%
Consumer Non-Durables...... 6.1%
Consumer Services ......... 5.8%
Energy Minerals ........... 4.6%
Other ..................... 6.2%
Distribution Services...... 3.1%
Producer Manufacturing..... 3.8%
Commercial Services........ 2.5%
Health Services ........... 2.1%
Short-Term Investments
& Other Net Assets ........ 9.3%


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

2. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

3. Source: Lipper Inc. The Lipper average does not include sales charges; past and present expense reductions by the Fund's manager increased the Fund's total returns. The Fund's performance relative to the Lipper average may have differed if such factors had been considered.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.





                                                                ANNUAL REPORT  5

TOP 10 HOLDINGS
4/30/03

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
-------------------------------
Microsoft Corp.        3.3%
TECHNOLOGY SERVICES

Pfizer Inc.            3.0%
HEALTH TECHNOLOGY

Citigroup Inc.         2.5%
FINANCE

Exxon Mobil Corp.      2.1%
ENERGY MINERALS

American
International
Group Inc.             1.9%
FINANCE

Wal-Mart Stores Inc.   1.8%
RETAIL TRADE

Wells Fargo & Co.      1.7%
FINANCE

Dell Computer Corp.    1.7%
ELECTRONIC TECHNOLOGY

International Business
Machines Corp.         1.6%
TECHNOLOGY SERVICES

Wyeth                  1.6%
HEALTH TECHNOLOGY

At the end of the period, the financial services sector represented the Fund's and the S&P 500's largest weighting. The Fund's positions in high-quality, strong brand-name companies such as health and life insurer AFLAC and financial guarantor MBIA helped sector performance during the year under review. Health care, consumer discretionary and information technology (IT) also represented significant sector weightings for the Fund. Investments in these sectors that significantly contributed to the Fund's performance during the reporting period included biotechnology company Amgen, specialty retailer AutoZone, and computer systems manufacturer Dell Computer.

During the 12 months under review, our performance benefited from our sector selection, including our underweighted positions in utilities and telecommunication services. Specific holdings that helped Fund performance included specialty retailer Tiffany & Co. and wireless leader Vodafone. Our decisions not to own several S&P 500 companies, including Motorola, ChevronTexaco, Tenet Healthcare and Texas Instruments, also aided Fund performance. The biggest areas of disappointment for the Fund included holdings in communication, health services and consumer services, consistent with these sectors' overall weakness compared to the broader market.

On April 30, 2003, we were overweighted relative to the S&P 500 in IT, financial services and consumer discretionary. We were underweighted in utilities and communication services. During the period, we increased our IT exposure by purchasing computer systems manufacturer Dell Computer and IT outsourcer Affiliated Computer Services. Within financial services, we bought Moody's and Fifth Third. We believe that if the economy continues a moderate recovery, investors will seek companies such as these that possess strong and predictable growth. Following this belief, we purchased shares in oil and



6 ANNUAL REPORT
gas producer BP, peripherals manufacturer Logitech International and pharmaceutical leader Johnson & Johnson.

Thank you for your support of Franklin Blue Chip Fund. We welcome your comments and suggestions, and look forward to serving you in the future.



/S/SIGNATURE
Alyssa C. Rieder, CFA
Portfolio Manager
Franklin Blue Chip Fund







This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

                                                                 ANNUAL REPORT 7

PERFORMANCE SUMMARY AS OF 4/30/03
YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.



CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's total return would have been lower. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

PRICE INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.88        $11.17     $13.05

CLASS B                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.93        $10.94     $12.87

CLASS C                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.93        $10.98     $12.91

CLASS R                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$1.89        $11.15     $13.04

8 ANNUAL REPORT

Past performance does not guarantee future results.

PERFORMANCE SUMMARY (CONT.)

PERFORMANCE


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

                                                         INCEPTION
CLASS A                               1-YEAR    5-YEAR    (6/3/96)
-----------------------------------------------------------------
Cumulative Total Return 1            -14.41%    -3.76%    +22.27%
Average Annual Total Return 2        -19.35%    -1.93%     +2.07%
Value of $10,000 Investment 3         $8,065    $9,071    $11,524
Avg. Ann. Total Return (3/31/03) 4   -29.64%    -3.08%     +0.96%

                                                         INCEPTION
CLASS B                               1-YEAR   3-YEAR     (2/1/00)
-----------------------------------------------------------------
Cumulative Total Return 1            -15.00%   -36.58%    -31.11%
Average Annual Total Return 2        -18.40%   -14.92%    -11.65%
Value of $10,000 Investment 3         $8,160    $6,158     $6,690
Avg. Ann. Total Return (3/31/03) 4   -28.79%   -17.69%    -14.02%

                                                         INCEPTION
CLASS C                               1-YEAR    3-YEAR     (2/1/00)
-----------------------------------------------------------------
Cumulative Total Return 1            -14.95%   -36.49%    -30.85%
Average Annual Total Return 2        -16.64%   -14.33%    -11.02%
Value of $10,000 Investment 3         $8,336    $6,288     $6,844
Avg. Ann. Total Return (3/31/03) 4   -27.23%   -17.05%    -13.39%

                                                        INCEPTION
CLASS R                                         1-YEAR   (1/1/02)
-----------------------------------------------------------------
Cumulative Total Return 1                      -14.49%   -18.91%
Average Annual Total Return 2                  -15.35%   -15.29%
Value of $10,000 Investment 3                   $8,465    $8,028
Avg. Ann. Total Return (3/31/03) 4             -26.16    -21.22%

Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. The Fund's portfolio includes investments in technology, which has been among the most volatile sectors of the market. These and other risks are described more fully in the Fund's prospectus.

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

                                                                 ANNUAL REPORT 9

PERFORMANCE SUMMARY (CONT.)

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS:

GRAPHIC MATERIAL (1)
The following line graph compares the performance of Franklin Blue Chip Fund - Class A to that of the S&P 500 Index5 based on a $10,000 investment from 6/3/96 to 4/30/03.
Franklin Blue Chip Fund - Class A
(6/3/96 - 4/30/03)

               Franklin Blue Chip
Date            Fund - Class A            S&P 500 Index
6/3/96               $9,425                  $10,000
6/30/96              $9,548                  $10,038
7/31/96              $9,274                   $9,594
8/31/96              $9,359                   $9,797
9/30/96              $9,651                  $10,347
10/31/96             $9,651                  $10,633
11/30/96            $10,028                  $11,436
12/31/96             $9,955                  $11,209
1/31/97             $10,126                  $11,909
2/28/97             $10,182                  $12,003
3/31/97             $10,021                  $11,511
4/30/97             $10,287                  $12,197
5/31/97             $10,969                  $12,938
6/30/97             $11,358                  $13,518
7/31/97             $11,823                  $14,593
8/31/97             $10,884                  $13,775
9/30/97             $11,358                  $14,529
10/31/97            $10,438                  $14,044
11/30/97            $10,543                  $14,694
12/31/97            $10,696                  $14,947
1/31/98             $10,802                  $15,111
2/28/98             $11,446                  $16,201
3/31/98             $11,763                  $17,030
4/30/98             $11,974                  $17,202
5/31/98             $11,696                  $16,906
6/30/98             $11,955                  $17,593
7/31/98             $11,946                  $17,406
8/31/98             $10,235                  $14,893
9/30/98             $10,658                  $15,847
10/31/98            $11,648                  $17,136
11/30/98            $12,272                  $18,174
12/31/98            $12,647                  $19,221
1/31/99             $13,053                  $20,024
2/28/99             $12,917                  $19,402
3/31/99             $13,487                  $20,178
4/30/99             $13,912                  $20,958
5/31/99             $13,506                  $20,464
6/30/99             $14,298                  $21,600
7/31/99             $14,163                  $20,926
8/31/99             $14,327                  $20,821
9/30/99             $14,114                  $20,251
10/31/99            $14,954                  $21,532
11/30/99            $15,582                  $21,970
12/31/99            $17,026                  $23,264
1/31/00             $16,359                  $22,096
2/29/00             $16,707                  $21,678
3/31/00             $18,219                  $23,798
4/30/00             $17,801                  $23,082
5/31/00             $17,413                  $22,609
6/30/00             $17,752                  $23,167
7/31/00             $17,493                  $22,806
8/31/00             $18,667                  $24,222
9/30/00             $18,139                  $22,943
10/31/00            $17,762                  $22,847
11/30/00            $16,061                  $21,046
12/31/00            $16,280                  $21,150
1/31/01             $16,807                  $21,900
2/28/01             $15,311                  $19,905
3/31/01             $14,145                  $18,645
4/30/01             $15,269                  $20,092
5/31/01             $15,476                  $20,227
6/30/01             $15,022                  $19,735
7/31/01             $14,836                  $19,542
8/31/01             $13,846                  $18,320
9/30/01             $12,618                  $16,842
10/31/01            $12,814                  $17,164
11/30/01            $13,918                  $18,480
12/31/01            $14,155                  $18,643
1/31/02             $13,856                  $18,371
2/28/02             $13,629                  $18,016
3/31/02             $14,299                  $18,693
4/30/02             $13,464                  $17,561
5/31/02             $13,340                  $17,432
6/30/02             $12,308                  $16,191
7/31/02             $11,225                  $14,930
8/31/02             $11,390                  $15,027
9/30/02             $10,307                  $13,395
10/31/02            $10,998                  $14,572
11/30/02            $11,689                  $15,429
12/31/02            $10,967                  $14,524
1/31/03             $10,709                  $14,145
2/28/03             $10,616                  $13,932
3/31/03             $10,678                  $14,066
4/30/03             $11,524                  $15,225

AVERAGE ANNUAL TOTAL RETURN
CLASS A                   4/30/03
---------------------------------
1-Year                    -19.35%

5-Year                     -1.93%

Since Inception (6/3/96)   +2.07%



[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS:

GRAPHIC MATERIAL (2)
The following line graph compares the performance of Franklin Blue Chip Fund - Class B to that of the S&P 500 Index5 based on a $10,000 investment from 2/1/00 to 4/30/03.
Franklin Blue Chip Fund - Class B
(2/1/00 - 4/30/03)
                     Franklin Blue
Date             Chip Fund - Class B     S&P 500 Index
2/1/00                  $10,000              $10,000
2/29/00                 $10,207               $9,811
3/31/00                 $11,119              $10,771
4/30/00                 $10,863              $10,446
5/31/00                 $10,614              $10,232
6/30/00                 $10,815              $10,485
7/31/00                 $10,650              $10,321
8/31/00                 $11,356              $10,962
9/30/00                 $11,033              $10,383
10/31/00                $10,796              $10,340
11/30/00                 $9,757               $9,525
12/31/00                 $9,887               $9,572
1/31/01                 $10,195               $9,912
2/28/01                  $9,282               $9,009
3/31/01                  $8,571               $8,438
4/30/01                  $9,251               $9,093
5/31/01                  $9,370               $9,154
6/30/01                  $9,087               $8,932
7/31/01                  $8,974               $8,844
8/31/01                  $8,369               $8,291
9/30/01                  $7,620               $7,622
10/31/01                 $7,733               $7,768
11/30/01                 $8,401               $8,364
12/31/01                 $8,539               $8,437
1/31/02                  $8,350               $8,314
2/28/02                  $8,205               $8,154
3/31/02                  $8,608               $8,460
4/30/02                  $8,105               $7,947
5/31/02                  $8,023               $7,889
6/30/02                  $7,399               $7,328
7/31/02                  $6,744               $6,757
8/31/02                  $6,839               $6,801
9/30/02                  $6,184               $6,062
10/31/02                 $6,600               $6,595
11/30/02                 $7,009               $6,983
12/31/02                 $6,568               $6,573
1/31/03                  $6,417               $6,401
2/28/03                  $6,354               $6,305
3/31/03                  $6,385               $6,366
4/30/03                  $6,690               $6,891

AVERAGE ANNUAL TOTAL RETURN
CLASS B                   4/30/03
---------------------------------
1-Year                    -18.40%

3-Year                    -14.92%

Since Inception
(2/1/00)                  -11.65%



10 ANNUAL REPORT

Past performance does not guarantee future results.

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS:

GRAPHIC MATERIAL (3)
The following line graph compares the performance of Franklin Blue Chip Fund - Class C to that of the S&P 500 Index5 based on a $10,000 investment from 2/1/00 to 4/30/03.

Franklin Blue Chip Fund - Class C
(2/1/00 - 4/30/03)




                  Franklin Blue Chip
Date                Fund - Class C           S&P 500 Index
2/1/00                  $9,898                  $10,000
2/29/00                $10,102                   $9,811
3/31/00                $11,011                  $10,771
4/30/00                $10,776                  $10,446
5/31/00                $10,535                  $10,232
6/30/00                $10,734                  $10,485
7/31/00                $10,572                  $10,321
8/31/00                $11,276                  $10,962
9/30/00                $10,957                  $10,383
10/31/00               $10,722                  $10,340
11/30/00                $9,681                   $9,525
12/31/00                $9,817                   $9,572
1/31/01                $10,122                   $9,912
2/28/01                 $9,219                   $9,009
3/31/01                 $8,508                   $8,438
4/30/01                 $9,187                   $9,093
5/31/01                 $9,306                   $9,154
6/30/01                 $9,025                   $8,932
7/31/01                 $8,907                   $8,844
8/31/01                 $8,315                   $8,291
9/30/01                 $7,567                   $7,622
10/31/01                $7,679                   $7,768
11/30/01                $8,340                   $8,364
12/31/01                $8,477                   $8,437
1/31/02                 $8,290                   $8,314
2/28/02                 $8,153                   $8,154
3/31/02                 $8,545                   $8,460
4/30/02                 $8,047                   $7,947
5/31/02                 $7,966                   $7,889
6/30/02                 $7,349                   $7,328
7/31/02                 $6,694                   $6,757
8/31/02                 $6,788                   $6,801
9/30/02                 $6,140                   $6,062
10/31/02                $6,551                   $6,595
11/30/02                $6,956                   $6,983
12/31/02                $6,520                   $6,573
1/31/03                 $6,370                   $6,401
2/28/03                 $6,308                   $6,305
3/31/03                 $6,345                   $6,366
4/30/03                 $6,844                   $6,891




AVERAGE ANNUAL TOTAL RETURN
CLASS C                   4/30/03
---------------------------------
1-Year                    -16.64%

3-Year                    -14.33%

Since Inception (2/1/00)  -11.02%



[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS:

GRAPHIC MATERIAL (4)
The following line graph compares the performance of Franklin Blue Chip Fund - Class R to that of the S&P 500 Index5 based on a $10,000 investment from 1/1/02 to 4/30/03.
Franklin Blue Chip Fund - Class R




(1/1/02 - 4/30/03)

               Franklin Blue Chip
Date             Fund - Class R             S&P 500 Index
1/1/02               $10,000                   $10,000
1/31/02               $9,789                    $9,854
2/28/02               $9,628                    $9,664
3/31/02              $10,095                   $10,027
4/30/02               $9,504                    $9,420
5/31/02               $9,417                    $9,351
6/30/02               $8,688                    $8,685
7/31/02               $7,923                    $8,008
8/31/02               $8,039                    $8,060
9/30/02               $7,274                    $7,185
10/31/02              $7,762                    $7,817
11/30/02              $8,251                    $8,276
12/31/02              $7,733                    $7,790
1/31/03               $7,558                    $7,587
2/28/03               $7,493                    $7,473
3/31/03               $7,529                    $7,545
4/30/03               $8,028                    $8,167

AVERAGE ANNUAL TOTAL RETURN
CLASS R                   4/30/03
---------------------------------
1-Year                    -15.35%

Since Inception (1/1/02)  -15.29%

5. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

                                                                ANNUAL REPORT 11
Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights

                                                                                     CLASS A
                                                -----------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                -----------------------------------------------------------------------------
                                                          2003            2002            2001            2000           1999
                                                -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $        13.05     $     14.80     $     17.90    $      14.41  $       12.46
                                                -----------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss) a ..............             (.02)             --             .02              --            .04
 Net realized and unrealized gains (losses) .            (1.86)          (1.75)          (2.53)           3.97           1.97
                                                -----------------------------------------------------------------------------
Total from investment operations ............            (1.88)          (1.75)          (2.51)           3.97           2.01
                                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................               --              --            (.03)           (.01)          (.06)
 Net realized gains .........................               --              --            (.56)           (.47)            --
                                                -----------------------------------------------------------------------------
Total distributions .........................               --              --            (.59)           (.48)          (.06)
                                                -----------------------------------------------------------------------------
Net asset value, end of year ................   $        11.17     $     13.05     $     14.80     $     17.90  $       14.41
                                                =============================================================================

Total return b ..............................         (14.41)%        (11.82)%        (14.22)%          27.96%         16.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $      137,174     $   146,365     $   151,431     $   140,685     $   54,880
Ratios to average net assets:
 Expenses ...................................            1.51%           1.38%           1.24%           1.23%          1.25%
 Expenses excluding waiver and
 payments by affiliate ......................            1.51%           1.44%           1.36%           1.39%          1.51%
 Net investment income (loss) ...............           (.20)%            .02%            .11%              --           .55%
Portfolio turnover rate .....................           48.47%          54.85%          73.75%          63.04%         35.74%


 a Based on average shares outstanding effective year ended April 30, 2000.
 b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

ANNUALREPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                    CLASS B
                                                -----------------------------------------------------------------------------
                                                                             YEAR ENDED APRIL 30,
                                                -----------------------------------------------------------------------------
                                                               2003             2002              2001             2000 C
                                                -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............              $12.87           $14.69            $17.87           $16.45
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............               (.09)            (.09)             (.09)            (.03)
 Net realized and unrealized gains (losses) ...              (1.84)           (1.73)            (2.53)             1.45
                                                -----------------------------------------------------------------------------
Total from investment operations ..............              (1.93)           (1.82)            (2.62)             1.42
                                                -----------------------------------------------------------------------------
Less distributions from net realized gains ....                  --               --             (.56)               --
                                                -----------------------------------------------------------------------------
Net asset value, end of year ..................              $10.94           $12.87            $14.69           $17.87
                                                =============================================================================

Total return b ................................            (15.00)%         (12.39)%          (14.84)%            8.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............             $15,182          $13,979           $10,491           $2,026
Ratios to average net assets:
 Expenses .....................................               2.15%            2.03%             1.90%          1.82% d
 Expenses excluding waiver and payments
  by affiliate ................................               2.15%            2.09%             2.02%          2.06% d
 Net investment income (loss) .................              (.84)%           (.67)%            (.59)%        (7.15)% d
Portfolio turnover rate .......................              48.47%           54.85%            73.75%           63.04%


 a Based on average shares outstanding.
 b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
 c For the period February 1, 2000 (effective date) to April 30, 2000.
 d Annualized

                                                                ANNUAL REPORT 13


FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                                     CLASS C
                                                    -----------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                    -----------------------------------------------------------------------------
                                                           2003              2002                   2001                  2000 C
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $12.91            $14.74                 $17.91                $16.45
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ....................       (.09)             (.09)                  (.09)                 (.03)
 Net realized and unrealized gains (losses) ........      (1.84)            (1.74)                 (2.52)                  1.49
                                                    -----------------------------------------------------------------------------
Total from investment operations ...................      (1.93)            (1.83)                 (2.61)                  1.46
                                                    -----------------------------------------------------------------------------
Less distributions from net realized gains .........          --                --                  (.56)                    --
                                                    -----------------------------------------------------------------------------
Net asset value, end of year .......................      $10.98            $12.91                 $14.74                $17.91
                                                    =============================================================================

Total return b .....................................    (14.95)%          (12.42)%               (14.74)%                 8.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................     $27,270           $27,685                $19,862                $3,608
Ratios to average net assets:
 Expenses ..........................................       2.16%             2.03%                  1.90%                 1.82% d
 Expenses excluding waiver and payments
 by affiliate ......................................       2.16%             2.09%                  2.02%                 2.06% d
 Net investment income (loss) ......................      (.85)%            (.68)%                 (.59)%               (6.88)% d
Portfolio turnover rate ............................      48.47%            54.85%                 73.75%                63.04%


 a Based on average shares outstanding.
 b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
 c For the period February 1, 2000 (effective date) to April 30, 2000.
 d Annualized

14 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Highlights (CONTINUED)

                                                                 CLASS R
                                                        ------------------------
                                                           YEAR ENDED APRIL 30,
                                                        ------------------------
                                                             2003         2002 C
                                                        ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................   $13.04        $13.75
                                                        ------------------------
Income from investment operations:
 Net investment income (loss) a .......................     (.04)         (.04)
 Net realized and unrealized gains (losses) ...........    (1.85)         (.67)
                                                        ------------------------
Total from investment operations ......................    (1.89)         (.71)
                                                        ------------------------
Net asset value, end of year ..........................   $11.15        $13.04
                                                        ------------------------

Total return b ........................................ (14.49)%       (5.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................   $2,749          $209
Ratios to average net assets:
 Expenses .............................................    1.66%         1.56% d
 Net investment income (loss) .........................   (.35)%        (.84)% d
Portfolio turnover rate ...............................   48.47%        54.85%


 a Based on average shares outstanding.
 b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
 c For the period January 1, 2002 (effective date) to April 30, 2002.
 d Annualized

                                                                ANNUAL REPORT 15

                       See notes to financial statements.





FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003
                                          SHARES/
                                         WARRANTS                     VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 90.7%

  COMMERCIAL SERVICES 2.4%
  Moody's Corp. .....................      40,000                   $1,931,600
  Omnicom Group Inc. ................      20,000                    1,238,000
a Robert Half International Inc. ....      80,000                    1,302,400
                                                                   -----------
                                                                     4,472,000
                                                                   -----------

  COMMUNICATIONS 1.8%
  SBC Communications Inc. ............     70,000                    1,635,200
  Vodafone Group PLC, ADR
  (United Kingdom) ...................     80,000                    1,580,800
                                                                   -----------
                                                                     3,216,000
                                                                   -----------

  CONSUMER DURABLES 1.4%
  Mattel Inc.                              55,000                    1,195,700
a NVR Inc. ..........................       4,000                    1,431,000
                                                                   -----------
                                                                     2,626,700
                                                                   -----------

  CONSUMER NON-DURABLES 6.1%
  Alberto-Culver Co., B ..............     27,000                    1,330,560
  Altria Group Inc. ..................     40,000                    1,230,400
  Coca-Cola Co. ......................     55,000                    2,222,000
  Colgate-Palmolive Co. ..............     25,000                    1,429,250
  General Mills Inc. .................     55,000                    2,481,050
  Procter & Gamble Co. ...............     28,000                    2,515,800
                                                                   -----------
                                                                    11,209,060
                                                                   -----------
  CONSUMER SERVICES 5.8%
a Cendant Corp. .....................     170,000                    2,427,600
a Clear Channel Communications Inc. .      30,000                    1,173,300
a Comcast Corp. .....................      50,000                    1,503,000
  McDonald's Corp. ...................    100,000                    1,710,000
a Univision Communications Inc., A ..      52,000                    1,574,560
a Viacom Inc., B ....................      50,000                    2,170,500
                                                                   -----------
                                                                    10,558,960
                                                                   -----------
  DISTRIBUTION SERVICES 3.1%
  AmerisourceBergen Corp. ............     38,000                    2,198,300
a Patterson Dental Co. ..............      23,000                      923,910
  SYSCO Corp. ........................     90,000                    2,585,700
                                                                   -----------
                                                                     5,707,910
                                                                   -----------
  ELECTRONIC TECHNOLOGY 11.6%
a Applied Materials Inc. ............      75,000                    1,095,000
a Cisco Systems Inc. ................     155,000                    2,331,200
a Dell Computer Corp. ...............     105,000                    3,035,550
  Intel Corp. ........................    107,000                    1,968,800
a KLA-Tencor Corp. ..................      35,000                    1,435,000
  Linear Technology Corp. ............     40,000                    1,378,800






16 ANNUAL REPORT

  FRANKLIN STRATEGIC SERIES
  FRANKLIN BLUE CHIP FUND
  STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)
                                                   SHARES/
                                                  WARRANTS            VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  ELECTRONIC TECHNOLOGY (CONT.)
  Lockheed Martin Corp. .......................    20,000        $   1,001,000
a Logitech International SA, ADR
  (Switzerland)                                    46,550            1,698,610
  QUALCOMM Inc. ...............................    30,000              956,700
a Tektronix Inc. ..............................    90,000            1,689,300
a Taiwan Semiconductor Manufacturing Co,
  Ltd., wts., 8/16/05 (Taiwan) ................ 1,109,476            1,521,312
a Waters Corp. ................................    90,000            2,160,900
a Xilinx Inc. .................................    30,000              812,100
                                                                 -------------
                                                                    21,084,272
                                                                 -------------

  ENERGY MINERALS 4.6%
  BP PLC, ADR (United Kingdom) ................     70,000           2,697,800
  Devon Energy Corp. ..........................     40,000           1,890,000
  Exxon Mobil Corp. ...........................    109,000           3,836,800
                                                                 -------------
                                                                     8,424,600
                                                                 -------------
  FINANCE 19.7%
  AFLAC Inc. ..................................     60,000           1,962,600
  American International Group Inc. ...........     60,000           3,477,000
  Bank of America Corp. .......................     36,000           2,665,800
  Bank of New York Co. Inc. ...................     80,000           2,116,000
  Capital One Financial Corp. .................     60,000           2,512,200
  Citigroup Inc. ..............................    115,000           4,513,750
  Fannie Mae ..................................     39,000           2,823,210
  Fifth Third Bancorp .........................     45,000           2,218,050
  Goldman Sachs Group Inc. ....................     20,000           1,518,000
  Janus Capital Group Inc. ....................    100,000           1,390,000
  JP Morgan Chase & Co. .......................     75,000           2,201,250
  Marsh & McLennan Cos. Inc. ..................     40,000           1,907,200
  MBIA Inc. ...................................     40,000           1,788,000
  MGIC Investment Corp. .......................     40,000           1,818,400
  Wells Fargo & Co. ...........................     63,000           3,040,380
                                                                 -------------
                                                                    35,951,840
                                                                 -------------

  HEALTH SERVICES 2.1%
a Quest Diagnostics Inc. ......................    33,000            1,971,750
a Wellpoint Health Networks Inc. ..............    25,000            1,898,500
                                                                 -------------
                                                                     3,870,250
                                                                 -------------

  HEALTH TECHNOLOGY 7.5%
a Amgen Inc. ..................................    20,000            1,226,200
a IDEC Pharmaceuticals Corp. ..................    27,000              884,250
  Johnson & Johnson ...........................     20,000           1,127,200
  Merck & Co. Inc. ............................     35,000           2,036,300
  Pfizer Inc. .................................    175,000           5,381,250
  Wyeth .......................................     68,000           2,960,040
                                                                 -------------
                                                                    13,615,240
                                                                 -------------


                                                                ANNUAL REPORT 17

  FRANKLIN STRATEGIC SERIES
  FRANKLIN BLUE CHIP FUND
  STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)
                                                      SHARES/
                                                     WARRANTS         VALUE
--------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)

  INDUSTRIAL SERVICES .7%
  GlobalSantaFe Corp. .........................       60,000       $1,269,600
                                                                 -------------
  NON-ENERGY MINERALS .6%
  Barrick Gold Corp. (Canada) .................       75,000        1,121,250
                                                                 -------------
  PRODUCER MANUFACTURING 3.8%
  General Electric Co. ........................       82,000        2,414,900
a Mettler-Toledo
  International Inc. (Switzerland) ............       80,000        2,840,000
  United Technologies Corp. ...................       27,000        1,668,870
                                                                 -------------
                                                                    6,923,770
                                                                 -------------
  RETAIL TRADE 9.0%
a AutoZone Inc. ...............................       30,000        2,424,300
  The Home Depot Inc. .........................      100,000        2,813,000
a Kohl's Corp. ................................       27,000        1,533,600
a Michaels Stores Inc. ........................       42,000        1,312,080
  Target Corp. ................................       60,000        2,006,400
  Tiffany & Co. ...............................       60,000        1,664,400
  Wal-Mart Stores Inc. ........................       57,000        3,210,240
  Walgreen Co. ................................       46,000        1,419,560
                                                                 -------------
                                                                   16,383,580
                                                                 -------------
  TECHNOLOGY SERVICES 8.8%
a Affiliated Computer Services Inc., A ........       38,000        1,812,600
  First Data Corp. ............................       60,000        2,353,800
  International Business Machines Corp. .......       35,000        2,971,500
  Microsoft Corp. .............................      235,000        6,008,950
a National Instruments Corp. ..................       30,000          962,400
  Paychex Inc. ................................       60,000        1,868,400
                                                                 -------------
                                                                   15,977,650
                                                                 -------------

  TRANSPORTATION .6%
  Southwest Airlines Co. ......................       70,000        1,117,200
                                                                 -------------

  UTILITIES 1.1%
  FPL Group Inc. ..............................       33,000        2,008,711
                                                                 -------------
  TOTAL COMMON STOCKS AND
  WARRANTS (COST $179,007,825) ........ .......                   165,538,593
                                                                 -------------
  SHORT TERM INVESTMENT (COST $14,542,905) 8.0%
b Franklin Institutional
  Fiduciary Trust Money Market Portfolio .......  14,542,905       14,542,905
                                                                 -------------
  TOTAL INVESTMENTS (COST $193,550,730) 98.7% .                   180,081,498
  OTHER ASSETS, LESS LIABILITIES 1.3% .........                     2,292,874
                                                                 -------------
  NET ASSETS 100.0% ...........................                   182,374,372
                                                                 =============

a Non-income producing
b See Note 6 regarding investments in the Franklin Institutional Fiduciary
  Trust Money Market Portfolio.

18 ANNUAL REPORT


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003

Assets:
 Investments in securities:
  Cost .........................................   $   193,550,730
                                                   ===============
  Value ........................................       180,081,498
 Receivables:
  Investment securities sold ...................         1,894,911
  Capital shares sold ..........................         5,211,355
  Dividends ....................................           123,078
                                                   ---------------
      Total assets .............................       187,310,842
                                                   ---------------
Liabilities:
 Payables:
  Investment securities purchased ..............         4,337,840
  Capital shares redeemed ......................           206,187
  Affiliates ...................................           253,966
  Shareholders .................................            87,842
 Other liabilities .............................            50,635
                                                   ---------------
      Total liabilities ........................         4,936,470
                                                   ---------------
       Net assets, at value ....................   $   182,374,372
                                                   ---------------
Net assets consist of:
 Net unrealized appreciation (depreciation) ....   $   (13,469,232)
 Accumulated net realized gain (loss) ..........       (41,953,982)
 Capital shares ................................       237,797,586
                                                   ---------------
       Net assets, at value ....................   $   182,374,372
                                                   ===============


                                                                ANNUAL REPORT 19

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)





STATEMENT OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003

CLASS A:
 Net assets, at value .......................... $137,174,069
                                                 ============
 Shares outstanding ............................   12,276,925
                                                 ============
 Net asset value per share a ...................       $11.17
                                                 ============
 Maximum offering price per share
(net asset value per share (DIVIDE) 94.25%) ....       $11.85
                                                 ============
CLASS B:
 Net assets, at value .......................... $ 15,181,874
                                                 ============
 Shares outstanding    .........................    1,387,244
                                                 ============
 Net asset value and maximum
 offering price per share a ....................       $10.94
                                                 ============
CLASS C:
 Net assets, at value .......................... $ 27,269,924
                                                 ============
 Shares outstanding    .........................    2,484,000
                                                 ============
 Net asset value per share a ...................       $10.98
                                                 ============
 Maximum offering price per share
(net asset value per share (DIVIDE) 99%) .......       $11.09
                                                 ============
CLASS R:
 Net assets, at value .......................... $  2,748,505
                                                 ============
 Shares outstanding    .........................      246,435
                                                 ============
 Net asset value and maximum offering
 price per share a .............................       $11.15
                                                 ============


 a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

20 ANNUAL REPORT

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2003

Investment income:
 Dividends ...................................................   $  2,193,886
                                                                 ------------
Expenses:
 Management fees (Note 3) ....................................      1,226,430
 Distribution fees (Note 3)
  Class A ....................................................        449,390
  Class B ....................................................        128,982
  Class C ....................................................        249,777
  Class R ....................................................          4,805
 Transfer agent fees (Note 3) ................................        572,163
 Custodian fees ..............................................          2,699
 Reports to shareholders .....................................         49,509
 Registration and filing fees ................................         54,827
 Professional fees ...........................................         24,107
 Trustees' fees and expenses .................................          2,013
 Other .......................................................          9,296
                                                                 ------------
      Total expenses .........................................      2,773,998
                                                                 ------------
       Net investment income (loss) ..........................       (580,112)
                                                                 ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................    (21,681,138)
  Foreign currency transactions ..............................         23,122
                                                                 ------------
       Net realized gain (loss) ..............................    (21,658,016)
                                                                 ------------
 Net unrealized appreciation (depreciation) on investments ...     (4,084,084)
                                                                 ------------
Net realized and unrealized gain (loss) ......................    (25,742,100)
                                                                 ------------
Net increase (decrease)
 in net assets resulting from operations .....................   $(26,322,212)
                                                                 ============


                                                                ANNUAL REPORT 21

                       See notes to financial statements.


FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                                                    2003            2002
                                                                               -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..............................................   $  (580,112)    $  (205,290)
  Net realized gain (loss) from investments and
  foreign currency transactions .............................................   (21,658,016)    (13,638,756)
  Net unrealized appreciation (depreciation) on investments ................     (4,084,084)     (9,443,540)
                                                                               -----------------------------
      Net increase (decrease) in net assets resulting from operations .......   (26,322,212)    (23,287,586)
 Capital share transactions: (Note 2)
   Class A ..................................................................    11,102,237      13,695,972
   Class B ..................................................................     3,302,949       5,010,641
   Class C ..................................................................     3,589,636      10,819,651
   Class R ..................................................................     2,462,555         216,904
                                                                               -----------------------------
 Total capital share transactions ...........................................    20,457,377      29,743,168
      Net increase (decrease) in net assets .................................    (5,864,835)      6,455,582
Net assets (there is no undistributed income at beginning or end of year):
 Beginning of year ..........................................................   188,239,207     181,783,625
                                                                               -----------------------------
 End of year ................................................................   $182,374,372   $188,239,207
                                                                               -----------------------------



22 ANNUAL REPORT

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Blue Chip Fund (the Fund) is a separate, diversified series of the Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the last quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES
No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


                                                                ANNUAL REPORT 23

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. GUARANTEES AND INDEMNIFICATIONS
In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST
The Fund offers four classes of shares: Class A, Class B, Class C, and Class R. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                  YEAR ENDED APRIL 30,
                           ---------------------------------------------------------------
                                        2003                             2002 A
                           ---------------------------------------------------------------
                              SHARES            AMOUNT         SHARES             AMOUNT
                           ---------------------------------------------------------------
CLASS A SHARES:
 Shares sold .............  6,482,916      $ 69,757,046      3,941,740       $  53,508,073
 Shares redeemed ......... (5,420,831)      (58,654,809)    (2,956,114)        (39,812,101)
                           ---------------------------------------------------------------
 Net increase ............  1,062,085      $ 11,102,237        985,626       $  13,695,972
                           ===============================================================
CLASS B SHARES:
 Shares sold .............    732,255      $  7,837,686        519,315          $6,950,639
 Shares redeemed .........   (431,614)       (4,534,737)      (146,806)         (1,939,998)
                           ---------------------------------------------------------------
 Net increase ............    300,641      $  3,302,949        372,509          $5,010,641
                           ===============================================================
CLASS C SHARES:
 Shares sold .............  1,721,969      $ 18,417,019      1,221,150       $  16,471,386
 Shares redeemed ......... (1,382,609)      (14,827,383)      (424,182)         (5,651,735)
                           ---------------------------------------------------------------
 Net increase ............    339,360      $  3,589,636        796,968       $  10,819,651
                           ===============================================================
CLASS R SHARES:
 Shares sold .............    273,374      $  2,922,642         16,176       $     219,279
 Shares redeemed .........    (42,993)         (460,087)          (122)             (2,375)
                           ---------------------------------------------------------------
 Net increase ............    230,381      $  2,462,555         16,054       $     216,904
                           ===============================================================

a For the period January 1, 2002 (effective date) to April 30, 2002 for Class R.






24 ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES
Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

ENTITY                                                  AFFILIATION
-------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                      Investment manager
Franklin Templeton Services, LLC (FT Services)          Administration manager
Franklin/Templeton Distributors, Inc. (Distributors)    Principal underwriter
Franklin/Templeton Investor Services, LLC
(Investor Services)                                     Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        ANNUALIZED
        FEE RATE  DAILY NET ASSETS
       ------------------------------------------------------------
         .750%    First $500 million
         .625%    Over $500 million, up to and including $1 billion
         .500%    Over $1 billion

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .35%, 1.00%, 1.00%, and .50% per year of the average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $338,471 and $52,699, respectively.

The Fund paid transfer agent fees of $572,163, of which $438,109 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2003, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $4,497,164. For tax purposes, such losses will be reflected in the year ending April 30, 2004. At April 30, 2003, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2010 .............   $18,316,426
         2011 .............    16,476,135
                              -----------
                              $34,792,561
                              ===========







                                                                ANNUAL REPORT 25

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Notes to Financial Statements (CONTINUED)

4. INCOME TAXES (CONT.)




Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions. Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At April 30, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

        Cost of investments ....................  $196,214,987
                                                  ============
        Unrealized appreciation ................     7,391,320
        Unrealized depreciation ... ............   (23,524,809)
                                                  ------------
        Net unrealized appreciation
       (depreciation) ..........................  $(16,133,489)
                                                  ============
        Undistributed ordinary income ..........  $         --
                                                  ------------
        Undistributed long term capital gains ..            --
        Distributable earnings .................  $         --
                                                  ============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2003 aggregated $86,479,674 and $78,121,462, respectively.


6. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $102,536 of dividend income from investment in the Sweep Money Fund for the year ended April 30, 2003.

FRANKLIN STRATEGIC SERIES
FRANKLIN BLUE CHIP FUND
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Blue Chip Fund (hereafter referred to as the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California June 5, 2003



                                                                ANNUAL REPORT 27

BOARD MEMBERS AND OFFICERS



The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS
                                                                        NUMBER OF
                                                                    PORTFOLIOS IN FUND
                                                LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED           BY BOARD MEMBER*                   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (82)       Trustee         Since 1991                 109                          None
One Franklin Parkway
SAN MATEO, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and
FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until
1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)           Trustee         Since 1991                 136                          Director, Bar-s
One Franklin Parkway                                                                                    Foods (Meat Packing
San Mateo, CA 94403-1906                                                                                Company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)        Trustee         Since 1991                 140                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (51)           Trustee         Since 1998                 88                           Director, Amerada
One Franklin Parkway                                                                                    Hess Corporation
San Mateo, CA 94403-1906                                                                                (Exploration and
                                                                                                        Refining of Oil and
                                                                                                        Gas); Hercules
                                                                                                        Incorporated
                                                                                                        (Chemicals, Fibers
                                                                                                        and Resins); Beverly
                                                                                                        Enterprises, Inc.
                                                                                                        (Health Care); H.j.
                                                                                                        Heinz Company
                                                                                                        (Processed Foods and
                                                                                                        Allied Products);
                                                                                                        Rti International
                                                                                                        Metals, Inc.
                                                                                                        (Manufacture and
                                                                                                        Distribution of
                                                                                                        Titanium); and
                                                                                                        Canadian National
                                                                                                        Railway (Railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


28 ANNUAL REPORT


                                                                        NUMBER OF
                                                                    PORTFOLIOS IN FUND
                                                LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED           BY BOARD MEMBER*                   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T.  LAHAYE (74)         Trustee         Since 1991                 109                          Director, The
One Franklin Parkway                                                                                    California Center
San Mateo, CA 94403-1906                                                                                for Land Recycling
                                                                                                        (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Trustee         Since 1992                 141                          Director, White
One Franklin Parkway                                                                                    Mountains Insurance
San Mateo, CA 94403-1906                                                                                Group, Ltd. (holding
                                                                                                        company); Martek
                                                                                                        Biosciences
                                                                                                        Corporation;
                                                                                                        MedImmune, Inc.
                                                                                                        (biotechnology);
                                                                                                        Overstock.com
                                                                                                        (Internet services);
                                                                                                        and Spacehab, Inc.
                                                                                                        (aerospace
                                                                                                        services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial  services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities  Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS
                                                                        NUMBER OF
                                                                    PORTFOLIOS IN FUND
                                                LENGTH OF            COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED           BY BOARD MEMBER*                   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (58)          Trustee and     Trustee since 1993           34                          None
One Franklin Parkway            Vice President  and Vice President
San Mateo, CA 94403-1906                        since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)       Trustee and     Trustee since 1991           137                         None
One Franklin Parkway            Chairman        and Chairman of the
San Mateo, CA 94403-1906        of the Board    Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of
45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                ANNUAL REPORT 29


                                                                             NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION             TIME SERVED           BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)   Trustee, President   Trustee since 1991,        114                         None
One Franklin Parkway            and Chief Executive  President since 1993
San Mateo, CA 94403-1906        Officer- Investment  and Chief Executive
                                Management           Officer- Investment
                                                     Management since
                                                     2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton  Distributors, Inc.; Director, Franklin Advisers, Inc. and
Franklin Investment Advisory Services, Inc.; Senior Vice President,
Franklin Advisory  Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer  of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice President       Since 1995             Not Applicable                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC;
Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and
Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive
Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)           Senior Vice          Since 2002             Not Applicable                  None
500 East Broward Blvd.          President and Chief
Suite 2100                      Executive Officer-
Fort Lauderdale,                Finance and
FL 33394-3091                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President,
Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)              Vice President       Since 2000             Not Applicable                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust
(until 2000).



30 ANNUAL REPORT


                                                                             NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION             TIME SERVED           BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)           Vice President       Since 2000             Not Applicable                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin
Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (54)         Vice President       Since 2000             Not Applicable                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O.  MAGDOL (65)         Vice President- AML  Since 2002             Not Applicable                  Director, FTI
600 Fifth Avenue                Compliance                                                                  Banque, Arch
Rockefeller Center                                                                                          Chemicals, Inc. and
New York, NY 10048-0772                                                                                     Lingnan Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (41)    Vice President       Since 2000             Not Applicable                  None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of four of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY H. MONASTERIO (39)    Treasurer and Chief  Treasurer since 2000   Not Applicable                  None
One Franklin Parkway            Financial Officer    and Chief Financial
San Mateo, CA 94403-1906                             Officer since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                               ANNUAL REPORT 31

                                                                             NUMBER OF
                                                                         PORTFOLIOS IN FUND
                                                     LENGTH OF           COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION             TIME SERVED           BY BOARD MEMBER*                 OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)          Vice President       Since 2000            Not Applicable                   None
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.

32 ANNUAL REPORT

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (REGISTRATION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard Currency Fund
GROWTH Franklin Aggressive Growth Fund
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth  Target Fund
Franklin Templeton Moderate  Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily  Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

12/02

                         Not part of the annual report

[LOGO OMITTED]

FRANKLIN(R) TEMPLETON(R)
INVESTMENTS





One Franklin Parkway
San Mateo, CA  94403-1906

One Franklin Parkway
San Mateo, CA  94403-1906

ANNUAL REPORT AND SHAREHOLDER LETTER FRANKLIN BLUE CHIP FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

1-800/DIAL BEN(R)franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Blue Chip Fund prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

483 A2003 06/03


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

































ANNUAL REPORT


FRANKLIN STRATEGIC INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN STRATEGIC INCOME FUND SEEKS A HIGH LEVEL OF CURRENT INCOME, WITH CAPITAL APPRECIATION OVER THE LONG TERM AS A SECONDARY OBJECTIVE. THE FUND USES AN ACTIVE ASSET ALLOCATION PROCESS AND INVESTS IN SECURITIES OF U.S. AND FOREIGN GOVERNMENTS, U.S. AND FOREIGN HIGH YIELD AND INVESTMENT GRADE FIXED-INCOME SECURITIES, ASSET-BACKED SECURITIES, PREFERRED STOCK, COMMON STOCK THAT PAYS DIVIDENDS, AND INCOME-PRODUCING SECURITIES CONVERTIBLE INTO COMMON STOCK OF SUCH COMPANIES.
--------------------------------------------------------------------------------


We are pleased to bring you Franklin Strategic Income Fund's annual report for the fiscal year ended April 30, 2003. During the 12 months under review, performance across the fixed income markets was impacted by a combination of exceptional trends, including the lowest domestic interest rates in over 40 years and the third calendar year of declines in the broad domestic equity market indexes. Following an inventory-led jump in first quarter 2002 output, domestic economic growth, in terms of gross domestic product (GDP), remained tepid for the balance of 2002 and through the first quarter of 2003. This economic deceleration plus investor concerns over equity valuations and the stigma of corporate malfeasance contributed to double-digit declines in the equity market's broader indexes for the year under review. Consequently, with inflationary pressures



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 20.



4   ANNUAL REPORT
remaining relatively subdued, oil-related energy price pressures easing with the successful military campaign in Iraq, and an eye toward the somewhat fragile postwar economic picture, the Federal Reserve Board (the Fed) kept interest rates low. Overall, interest rates fell during the reporting period as investors' flight to quality meant they sought the relative safety of bonds amid turbulent financial markets and perceived low risk of inflationary pressures. The benchmark 10-year Treasury note's yield declined from 5.1% at the beginning of the period to 3.9% by period-end.

The first half of the reporting period was generally characterized by the aforementioned flight to quality, which drove gains among the more interest rate-sensitive bond market sectors. The second half of the year reflected somewhat diminished investor risk aversion, with more economically sensitive fixed-income securities -- corporate bonds, emerging market debt and convertible securities -- providing strong total returns.

In terms of sector positioning for Franklin Strategic Income Fund, during the first half of the reporting period corporate bonds represented our largest sector weighting, reflecting our view that valuations in those sectors had become cheap relative to their underlying fundamental credit outlooks. Following significant price appreciation during the latter half of the reporting period, we did somewhat reduce our exposure to high yield corporate bonds and preferred stocks, although the sector continued to represent the Fund's largest weighting, at 36.2% of total net assets, at fiscal year-end. Over the course of the year we also significantly increased exposure to developed-market foreign bond holdings, given our view that the U.S. dollar was susceptible to further depreciation and that the higher yield (compared with U.S. Treasuries) from many developed foreign





                                                                 ANNUAL REPORT 5

PORTFOLIO BREAKDOWN
Based on Total Net Assets

                                               4/30/03   4/30/02
-----------------------------------------------------------------
High Yield Corporate Bonds & Preferred Stocks   36.2%    41.4%
International Developed Country Bonds           16.9%     9.1%
Mortgages & Other Asset-Backed Bonds            13.3%    12.5%
Emerging Market Bonds                            9.7%    15.9%
Investment Grade Corporate Bonds                 8.6%     6.2%
U.S. Government Bonds                            7.8%     7.2%
Convertible Securities                           4.7%     5.3%
Common Stocks & Warrants                         0.0%     0.1%
Short-Term Investments & Other Net Assets        2.8%     2.3%



nations' government bonds was attractive and could narrow over time. We also reduced portfolio exposure to emerging market sovereign bonds during the year under review, as we eliminated our exposure to Brazilian sovereign bonds.

Supported by the rebound in corporate bonds and strong performance from our unhedged international developed bonds, Franklin Strategic Income Fund - Class A posted a +11.60% cumulative total return for the year ended April 30, 2003, as shown in the Performance Summary beginning on page 11. The Fund's results exceeded the benchmark Lehman Brothers U.S. Aggregate Index's 10.47% return and that of our peers as measured by the Lipper Multi-Sector Income Funds Average, which returned 11.56% during the same period.1




1. Sources: Standard & Poor's Micropal, Lipper Inc. The Lehman Brothers U.S. Aggregate Index is a broad measure of U.S. bond performance, representing the U.S. investment-grade fixed-rate bond market including government, corporate, mortgage pass-through and asset-backed securities. The Lipper Multi-Sector Income Funds Average, comprising 113 funds on 4/30/03, does not include sales charges; past and present expense reductions by the Fund's manager increased the Fund's total returns. Fund performance relative to the average may have differed if such factors had been considered. Indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.



6   ANNUAL REPORT

SECTOR DISCUSSIONS

CORPORATE BONDS
During the first half of the reporting period, the corporate bond market came under significant pressure as a result of declining equity markets, a high level of corporate bond defaults and rising investor risk aversion. However, during the second half of the period investors appeared to reverse course as evidenced by the rising equity market and cash inflows into fixed income asset classes that are more sensitive to economic conditions, such as corporate bonds. Moreover, as the fundamental credit outlook for corporate bonds began to improve as default rates peaked and started moving lower, some corporations' focus on cost controls combined with a more disciplined approach to reducing balance sheet debt translated into potentially better corporate credit profiles. From a valuation standpoint, the yield spread over Treasuries -- a common valuation yardstick -- in both the high yield and investment-grade corporate bond markets increased toward all-time wide levels during 2002's fourth quarter. Subsequently, yield spreads narrowed, although at period-end the sectors remained cheap relative to long-term average spread valuations, in our opinion.

DEVELOPED FOREIGN COUNTRY BONDS
During the Fund's fiscal year, significant depreciation of the U.S. dollar against most major currencies combined with declining global interest rates to spur developed foreign country sovereign bonds. This helped them generate one of the strongest returns of all fixed income asset classes during the 12 months





                                                                 ANNUAL REPORT 7

DIVIDEND DISTRIBUTIONS
5/1/02-4/30/03

                                 DIVIDEND PER SHARE
           -----------------------------------------------------------------
MONTH       CLASS A       CLASS B      CLASS C       CLASS R   ADVISOR CLASS
----------------------------------------------------------------------------
May        6.00 cents   5.71 cents   5.70 cents    5.82 cents   6.19 cents
June       6.00 cents   5.70 cents   5.69 cents    5.81 cents   6.20 cents
July       6.00 cents   5.70 cents   5.69 cents    5.81 cents   6.19 cents
August     6.00 cents   5.70 cents   5.69 cents    5.81 cents   6.18 cents
September  6.00 cents   5.73 cents   5.75 cents    5.82 cents   6.18 cents
October    6.00 cents   5.73 cents   5.75 cents    5.82 cents   6.18 cents
November   6.00 cents   5.73 cents   5.75 cents    5.82 cents   6.18 cents
December   6.00 cents   5.72 cents   5.73 cents    5.83 cents   6.18 cents
January    6.00 cents   5.72 cents   5.73 cents    5.83 cents   6.20 cents
February   6.00 cents   5.72 cents   5.73 cents    5.83 cents   6.18 cents
March      5.40 cents   5.09 cents   5.10 cents    5.21 cents   5.57 cents
April      5.40 cents   5.09 cents   5.10 cents    5.21 cents   5.59 cents
----------------------------------------------------------------------------
TOTAL     70.80 CENTS  67.34 CENTS  67.41 CENTS   68.62 CENTS  73.02 CENTS
----------------------------------------------------------------------------



under review. During the reporting period, the Fund benefited from its increased exposure to unhedged (local-currency denominated) developed foreign country bonds, and at fiscal year-end the sector represented 16.9% of the Fund's total net assets, our second-largest sector exposure.

EMERGING MARKET DEBT SECURITIES
Although sector volatility remained relatively high through the period, emerging market bonds provided solid double-digit total returns, as Brazil's negative impact diminished when investor perception of the country's stability improved following its October 2002 elections. Over the course of the period we reduced the portfolio's emerging bond market exposure, partly




8  ANNUAL REPORT
through the sale of Brazilian holdings given our concerns over that country's ambitious upcoming reform agenda and cloudy longer-term outlook. Fund performance benefited from our largest holding in this asset class, Russian government bonds, which experienced price appreciation mainly due to steadily improving fundamentals and multiple upgrades from the major independent credit rating agencies.

U.S. MORTGAGE AND OTHER ASSET-BACKED SECURITIES
During the year under review, mortgage-backed and other asset-backed securities generated positive returns as a result of overall interest rate declines, but the impact of rising prepayments did somewhat temper performance relative to Treasuries. By period-end the Fund held a heavier exposure to this sector, at 13.3% of total net assets, compared with its U.S. government securities position, considering the added yield offered by these securities.

U.S. GOVERNMENT SECURITIES
U.S. government securities were buoyed by the significant decline in domestic interest rates during the Fund's fiscal year. However, considering the 41-year lows in nominal interest rates, we held an underweighted exposure to U.S. government bonds at April 30, 2003.

CONVERTIBLE SECURITIES
We held a relatively low portfolio weighting in the convertible securities sector throughout the year. Nonetheless, broad equity market weakness, occurring predominantly in the first half of the reporting period, constrained convertible securities' returns.




                                                                 ANNUAL REPORT 9

We thank you for your participation in Franklin Strategic Income Fund and look forward to serving your future investment needs.



/S/SIGNATURE
Christopher J. Molumphy, CFA


/S/SIGNATURE
Eric G. Takaha, CFA

Portfolio Management Team
Franklin Strategic Income Fund



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------



10   ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.




PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29          $9.65     $9.36

DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.7080

CLASS B                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29          $9.67     $9.38

DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.6734

CLASS C                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29          $9.64     $9.35

DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.6741

CLASS R                        CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29          $9.63     $9.34

DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.6862

ADVISOR CLASS                  CHANGE         4/30/03   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29          $9.65     $9.36

DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.7302


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.*

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yields for the period would have been 5.40%, 5.26%, 5.21%, 5.41% and 5.89% for Classes A, B, C, R and Advisor, respectively. The fee waiver may be discontinued at any time, upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Interest rate movements may affect the Fund's share price and yield. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. The risks associated with higher yielding, lower-rated securities include a higher risk of default and loss of principal. The risks of foreign securities, especially in emerging markets, include currency fluctuations and political uncertainty. These and other risks are discussed more fully in the Fund's prospectus.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.


                                                                ANNUAL REPORT 11

PERFORMANCE

                                                        INCEPTION
CLASS A                                1-YEAR   5-YEAR  (5/24/94)
------------------------------------------------------------------
Cumulative Total Return 1              +11.60%  +27.88% +105.18%
Average Annual Total Return 2           +6.81%   +4.13%   +7.86%
Avg. Ann. Total Return (3/31/03) 3      +3.85%   +3.35%   +7.42%

Distribution Rate 4             6.43%
30-Day Standardized Yield 5     5.43%

                                                        INCEPTION
CLASS B                                1-YEAR   3-YEAR  (1/1/99)
------------------------------------------------------------------
Cumulative Total Return 1              +11.14%  +23.41%  +24.82%
Average Annual Total Return 2           +7.14%   +6.40%   +4.90%
Avg. Ann. Total Return (3/31/03) 3      +3.99%   +4.74%   +4.01%

Distribution Rate 4             6.32%
30-Day Standardized Yield 5     5.29%

                                                       INCEPTION
CLASS C                                1-YEAR   5-YEAR  (5/1/98)
------------------------------------------------------------------
Cumulative Total Return 1              +11.18%  +24.98%  +24.98%
Average Annual Total Return 2           +9.13%   +4.36%   +4.36%
Avg. Ann. Total Return (3/31/03) 3      +5.99%   +5.22%   +3.58%

Distribution Rate 4             6.28%
30-Day Standardized Yield 5     5.24%

                                                       INCEPTION
CLASS R                                        1-YEAR  (1/1/02)
------------------------------------------------------------------
Cumulative Total Return 1                       +11.35%  +13.66%
Average Annual Total Return 2                   +10.35%   +9.42%
Avg. Ann. Total Return (3/31/03) 3               +7.30%   +6.52%

Distribution Rate 4             6.49%
30-Day Standardized Yield 5     5.44%

                                                       INCEPTION
ADVISOR CLASS6                        1-YEAR   5-YEAR  (5/24/94)
------------------------------------------------------------------
Cumulative Total Return 1              +11.87%  +29.06% +107.05%
Average Annual Total Return 2          +11.87%   +5.23%   +8.49%
Avg. Ann. Total Return (3/31/03) 3      +8.58%   +4.44%   +8.06%

Distribution Rate 4             6.95%
30-Day Standardized Yield 5     5.92%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April dividend and the maximum offering price (net asset value for Classes B, R and Advisor) per share on 4/30/03.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/03.

6. Effective 9/1/99, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/12/99, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 8/11/99, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/99 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.37% and +7.17%.



For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.


12   ANNUAL REPORT

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


CLASS A (5/24/94-4/30/03)
[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS:

This graph compares the performance of Franklin Strategic Income Fund - Class A with that of the Lehman Brothers U.S. Aggregate Index(7) based on the growth of a $10,000 investment from 5/24/94-4/30/03.

         Franklin Strategic Income Fund     Lehman Brothers U.S. Aggregate Index
5/24/94              $9,579                                $10,000
5/31/94              $9,579                                $10,000
6/30/94              $9,492                                 $9,978
7/31/94              $9,617                                $10,176
8/31/94              $9,761                                $10,188
9/30/94              $9,808                                $10,039
10/31/94             $9,825                                $10,030
11/30/94             $9,793                                $10,008
12/31/94             $9,746                                $10,077
1/31/95              $9,753                                $10,276
2/28/95             $10,023                                $10,521
3/31/95             $10,182                                $10,585
4/30/95             $10,435                                $10,733
5/31/95             $10,731                                $11,148
6/30/95             $10,780                                $11,230
7/31/95             $11,007                                $11,205
8/31/95             $11,035                                $11,341
9/30/95             $11,180                                $11,451
10/31/95            $11,273                                $11,600
11/30/95            $11,366                                $11,774
12/31/95            $11,566                                $11,938
1/31/96             $11,771                                $12,017
2/29/96             $11,779                                $11,808
3/31/96             $11,864                                $11,725
4/30/96             $12,062                                $11,660
5/31/96             $12,228                                $11,636
6/30/96             $12,281                                $11,792
7/31/96             $12,289                                $11,824
8/31/96             $12,526                                $11,804
9/30/96             $12,938                                $12,010
10/31/96            $13,063                                $12,276
11/30/96            $13,419                                $12,486
12/31/96            $13,538                                $12,370
1/31/97             $13,679                                $12,408
2/28/97             $13,759                                $12,439
3/31/97             $13,443                                $12,301
4/30/97             $13,587                                $12,486
5/31/97             $13,883                                $12,604
6/30/97             $14,117                                $12,754
7/31/97             $14,430                                $13,099
8/31/97             $14,437                                $12,987
9/30/97             $14,728                                $13,180
10/31/97            $14,500                                $13,371
11/30/97            $14,690                                $13,432
12/31/97            $14,895                                $13,568
1/31/98             $15,063                                $13,742
2/28/98             $15,177                                $13,731
3/31/98             $15,306                                $13,777
4/30/98             $15,368                                $13,849
5/31/98             $15,278                                $13,980
6/30/98             $15,230                                $14,099
7/31/98             $15,338                                $14,129
8/31/98             $13,904                                $14,359
9/30/98             $14,593                                $14,695
10/31/98            $14,889                                $14,617
11/30/98            $15,487                                $14,701
12/31/98            $15,498                                $14,745
1/31/99             $15,567                                $14,849
2/28/99             $15,360                                $14,590
3/31/99             $15,592                                $14,670
4/30/99             $16,017                                $14,717
5/31/99             $15,642                                $14,587
6/30/99             $15,670                                $14,541
7/31/99             $15,561                                $14,478
8/31/99             $15,422                                $14,471
9/30/99             $15,434                                $14,639
10/31/99            $15,508                                $14,693
11/30/99            $15,644                                $14,691
12/31/99            $15,859                                $14,621
1/31/00             $15,600                                $14,573
2/29/00             $15,795                                $14,749
3/31/00             $15,833                                $14,944
4/30/00             $15,728                                $14,900
5/31/00             $15,525                                $14,893
6/30/00             $15,984                                $15,203
7/31/00             $16,088                                $15,341
8/31/00             $16,341                                $15,563
9/30/00             $16,235                                $15,661
10/31/00            $15,912                                $15,765
11/30/00            $15,587                                $16,023
12/31/00            $16,272                                $16,321
1/31/01             $16,927                                $16,589
2/28/01             $16,868                                $16,733
3/31/01             $16,603                                $16,817
4/30/01             $16,614                                $16,746
5/31/01             $16,711                                $16,847
6/30/01             $16,581                                $16,911
7/31/01             $16,786                                $17,290
8/31/01             $16,992                                $17,488
9/30/01             $16,304                                $17,693
10/31/01            $16,803                                $18,063
11/30/01            $17,232                                $17,814
12/31/01            $17,151                                $17,700
1/31/02             $17,180                                $17,843
2/28/02             $17,217                                $18,016
3/31/02             $17,385                                $17,717
4/30/02             $17,610                                $18,061
5/31/02             $17,535                                $18,214
6/30/02             $16,792                                $18,373
7/31/02             $16,427                                $18,595
8/31/02             $16,852                                $18,909
9/30/02             $16,813                                $19,216
10/31/02            $16,910                                $19,127
11/30/02            $17,621                                $19,121
12/31/02            $17,958                                $19,517
1/31/03             $18,278                                $19,535
2/28/03             $18,600                                $19,804
3/31/03             $18,851                                $19,789
4/30/03             $19,653                                $19,953



CLASS B (1/1/99-4/30/03)
[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA POINTS:

This graph compares the performance of Franklin Strategic Income Fund - Class B with that of the Lehman Brothers U.S. Aggregate Index(7) based on the growth of a $10,000 investment from 1/1/99-4/30/03.

         Franklin Strategic Income Fund     Lehman Brothers U.S. Aggregate Index
1/1/99               $10,000                                   $10,000
1/31/99              $10,054                                   $10,071
2/28/99               $9,914                                    $9,895
3/31/99              $10,069                                    $9,949
4/30/99              $10,340                                    $9,981
5/31/99              $10,104                                    $9,893
6/30/99              $10,119                                    $9,862
7/31/99              $10,036                                    $9,819
8/31/99               $9,943                                    $9,814
9/30/99               $9,958                                    $9,928
10/31/99              $9,993                                    $9,965
11/30/99             $10,077                                    $9,964
12/31/99             $10,213                                    $9,916
1/31/00              $10,053                                    $9,883
2/29/00              $10,165                                   $10,003
3/31/00              $10,186                                   $10,135
4/30/00              $10,115                                   $10,105
5/31/00               $9,981                                   $10,100
6/30/00              $10,271                                   $10,311
7/31/00              $10,334                                   $10,404
8/31/00              $10,493                                   $10,555
9/30/00              $10,432                                   $10,622
10/31/00             $10,222                                   $10,692
11/30/00             $10,010                                   $10,867
12/31/00             $10,445                                   $11,069
1/31/01              $10,850                                   $11,251
2/28/01              $10,820                                   $11,349
3/31/01              $10,647                                   $11,405
4/30/01              $10,639                                   $11,358
5/31/01              $10,708                                   $11,426
6/30/01              $10,611                                   $11,469
7/31/01              $10,738                                   $11,726
8/31/01              $10,866                                   $11,861
9/30/01              $10,424                                   $12,000
10/31/01             $10,738                                   $12,250
11/30/01             $11,008                                   $12,081
12/31/01             $10,965                                   $12,004
1/31/02              $10,968                                   $12,101
2/28/02              $10,999                                   $12,219
3/31/02              $11,103                                   $12,016
4/30/02              $11,231                                   $12,249
5/31/02              $11,192                                   $12,353
6/30/02              $10,703                                   $12,461
7/31/02              $10,468                                   $12,611
8/31/02              $10,734                                   $12,824
9/30/02              $10,718                                   $13,032
10/31/02             $10,764                                   $12,972
11/30/02             $11,224                                   $12,968
12/31/02             $11,423                                   $13,237
1/31/03              $11,622                                   $13,249
2/28/03              $11,823                                   $13,432
3/31/03              $11,990                                   $13,421
4/30/03              $12,302                                   $13,532



Past performance does not guarantee future results.

                                                                ANNUAL REPORT 13

CLASS C (5/1/98-4/30/03)
[LINE GRAPH OMITTED]

EDGAR REPRESENTATION OF DATA POINTS:
THIS GRAPH COMPARES THE PERFORMANCE OF FRANKLIN STRATEGIC INCOME FUND - CLASS C WITH THAT OF THE LEHMAN BROTHERS U.S. AGGREGATE INDEX(7) BASED ON THE GROWTH OF A $10,000 INVESTMENT FROM 5/1/98-4/30/03.

         FRANKLIN STRATEGIC INCOME FUND     LEHMAN BROTHERS U.S. AGGREGATE INDEX
5/1/98                  $9,903                          $10,000
5/31/98                 $9,823                          $10,095
6/30/98                 $9,789                          $10,181
7/31/98                 $9,855                          $10,202
8/31/98                 $8,940                          $10,368
9/30/98                 $9,369                          $10,611
10/31/98                $9,556                          $10,555
11/30/98                $9,936                          $10,615
12/31/98                $9,940                          $10,647
1/31/99                 $9,980                          $10,722
2/28/99                 $9,844                          $10,535
3/31/99                 $9,989                          $10,593
4/30/99                $10,258                          $10,627
5/31/99                $10,014                          $10,533
6/30/99                $10,028                          $10,499
7/31/99                 $9,955                          $10,454
8/31/99                 $9,853                          $10,449
9/30/99                 $9,868                          $10,570
10/31/99                $9,912                          $10,609
11/30/99                $9,995                          $10,608
12/31/99               $10,129                          $10,557
1/31/00                 $9,960                          $10,523
2/29/00                $10,082                          $10,650
3/31/00                $10,103                          $10,790
4/30/00                $10,032                          $10,759
5/31/00                 $9,899                          $10,754
6/30/00                $10,189                          $10,977
7/31/00                $10,251                          $11,077
8/31/00                $10,409                          $11,238
9/30/00                $10,338                          $11,309
10/31/00               $10,129                          $11,383
11/30/00                $9,929                          $11,570
12/31/00               $10,351                          $11,785
1/31/01                $10,764                          $11,979
2/28/01                $10,734                          $12,083
3/31/01                $10,551                          $12,143
4/30/01                $10,555                          $12,092
5/31/01                $10,613                          $12,165
6/30/01                $10,527                          $12,211
7/31/01                $10,654                          $12,485
8/31/01                $10,782                          $12,628
9/30/01                $10,341                          $12,776
10/31/01               $10,654                          $13,043
11/30/01               $10,922                          $12,863
12/31/01               $10,867                          $12,781
1/31/02                $10,882                          $12,884
2/28/02                $10,902                          $13,009
3/31/02                $11,005                          $12,793
4/30/02                $11,132                          $13,041
5/31/02                $11,093                          $13,152
6/30/02                $10,619                          $13,267
7/31/02                $10,385                          $13,427
8/31/02                $10,649                          $13,654
9/30/02                $10,621                          $13,875
10/31/02               $10,680                          $13,811
11/30/02               $11,125                          $13,807
12/31/02               $11,335                          $14,093
1/31/03                $11,533                          $14,106
2/28/03                $11,733                          $14,300
3/31/03                $11,887                          $14,289
4/30/03                $12,376                          $14,408




AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/03
---------------------------------
1-Year                    +9.13%

5-Year                    +4.36%

Since Inception (5/1/98)  +4.36%



CLASS R (1/1/02-4/30/03)
[LINE GRAPH OMITTED]

EDGAR REPRESENTATION OF DATA POINTS:
THIS GRAPH COMPARES THE PERFORMANCE OF FRANKLIN STRATEGIC INCOME FUND - CLASS R WITH THAT OF THE LEHMAN BROTHERS U.S. AGGREGATE INDEX(7) BASED ON THE GROWTH OF A $10,000 INVESTMENT FROM 1/1/02-4/30/03.

         FRANKLIN STRATEGIC INCOME FUND    LEHMAN BROTHERS U.S. AGGREGATE INDEX
1/1/02              $10,000                              $10,000
1/31/02              $9,875                              $10,081
2/28/02              $9,884                              $10,179
3/31/02              $9,979                              $10,010
4/30/02             $10,107                              $10,204
5/31/02             $10,072                              $10,291
6/30/02              $9,643                              $10,380
7/31/02              $9,420                              $10,506
8/31/02              $9,662                              $10,683
9/30/02              $9,649                              $10,856
10/31/02             $9,692                              $10,807
11/30/02            $10,109                              $10,803
12/31/02            $10,301                              $11,027
1/31/03             $10,471                              $11,037
2/28/03             $10,654                              $11,189
3/31/03             $10,808                              $11,180
4/30/03             $11,266                              $11,273


AVERAGE ANNUAL TOTAL RETURN

CLASS R                  4/30/03
---------------------------------
1-Year                   +10.35%

Since Inception (1/1/02)  +9.42%



ADVISOR CLASS (5/24/94-4/30/03)6
[LINE GRAPH OMITTED]

EDGAR REPRESENTATION OF DATA POINTS:
THIS GRAPH COMPARES THE PERFORMANCE OF FRANKLIN STRATEGIC INCOME FUND - ADVISOR CLASS WITH THAT OF THE LEHMAN BROTHERS U.S. AGGREGATE INDEX(7) BASED ON THE GROWTH OF A $10,000 INVESTMENT FROM 5/24/94-4/30/03(6).

         FRANKLIN STRATEGIC INCOME FUND     LEHMAN BROTHERS U.S. AGGREGATE INDEX
5/24/94                $10,000                          $10,000
5/31/94                $10,000                          $10,000
6/30/94                 $9,910                           $9,978
7/31/94                $10,040                          $10,176
8/31/94                $10,190                          $10,188
9/30/94                $10,240                          $10,039
10/31/94               $10,257                          $10,030
11/30/94               $10,224                          $10,008
12/31/94               $10,174                          $10,077
1/31/95                $10,182                          $10,276
2/28/95                $10,464                          $10,521
3/31/95                $10,630                          $10,585
4/30/95                $10,894                          $10,733
5/31/95                $11,204                          $11,148
6/30/95                $11,255                          $11,230
7/31/95                $11,491                          $11,205
8/31/95                $11,521                          $11,341
9/30/95                $11,672                          $11,451
10/31/95               $11,769                          $11,600
11/30/95               $11,866                          $11,774
12/31/95               $12,197                          $11,938
1/31/96                $12,413                          $12,017
2/29/96                $12,421                          $11,808
3/31/96                $12,511                          $11,725
4/30/96                $12,720                          $11,660
5/31/96                $12,895                          $11,636
6/30/96                $12,951                          $11,792
7/31/96                $12,959                          $11,824
8/31/96                $13,209                          $11,804
9/30/96                $13,644                          $12,010
10/31/96               $13,775                          $12,276
11/30/96               $14,151                          $12,486
12/31/96               $14,276                          $12,370
1/31/97                $14,425                          $12,408
2/28/97                $14,510                          $12,439
3/31/97                $14,176                          $12,301
4/30/97                $14,328                          $12,486
5/31/97                $14,640                          $12,604
6/30/97                $14,887                          $12,754
7/31/97                $15,217                          $13,099
8/31/97                $15,224                          $12,987
9/30/97                $15,531                          $13,180
10/31/97               $15,291                          $13,371
11/30/97               $15,491                          $13,432
12/31/97               $15,708                          $13,568
1/31/98                $15,884                          $13,742
2/28/98                $16,005                          $13,731
3/31/98                $16,141                          $13,777
4/30/98                $16,206                          $13,849
5/31/98                $16,111                          $13,980
6/30/98                $16,060                          $14,099
7/31/98                $16,175                          $14,129
8/31/98                $14,663                          $14,359
9/30/98                $15,389                          $14,695
10/31/98               $15,701                          $14,617
11/30/98               $16,332                          $14,701
12/31/98               $16,344                          $14,745
1/31/99                $16,416                          $14,849
2/28/99                $16,197                          $14,590
3/31/99                $16,442                          $14,670
4/30/99                $16,891                          $14,717
5/31/99                $16,495                          $14,587
6/30/99                $16,524                          $14,541
7/31/99                $16,410                          $14,478
8/31/99                $16,263                          $14,471
9/30/99                $16,295                          $14,639
10/31/99               $16,361                          $14,693
11/30/99               $16,508                          $14,691
12/31/99               $16,738                          $14,621
1/31/00                $16,484                          $14,573
2/29/00                $16,677                          $14,749
3/31/00                $16,721                          $14,944
4/30/00                $16,613                          $14,900
5/31/00                $16,402                          $14,893
6/30/00                $16,891                          $15,203
7/31/00                $17,004                          $15,341
8/31/00                $17,275                          $15,563
9/30/00                $17,184                          $15,661
10/31/00               $16,846                          $15,765
11/30/00               $16,506                          $16,023
12/31/00               $17,234                          $16,321
1/31/01                $17,913                          $16,589
2/28/01                $17,873                          $16,733
3/31/01                $17,595                          $16,817
4/30/01                $17,593                          $16,746
5/31/01                $17,699                          $16,847
6/30/01                $17,565                          $16,911
7/31/01                $17,786                          $17,290
8/31/01                $18,008                          $17,488
9/30/01                $17,282                          $17,693
10/31/01               $17,815                          $18,063
11/30/01               $18,273                          $17,814
12/31/01               $18,211                          $17,700
1/31/02                $18,226                          $17,843
2/28/02                $18,269                          $18,016
3/31/02                $18,471                          $17,717
4/30/02                $18,695                          $18,061
5/31/02                $18,618                          $18,214
6/30/02                $17,833                          $18,373
7/31/02                $17,450                          $18,595
8/31/02                $17,904                          $18,909
9/30/02                $17,887                          $19,216
10/31/02               $17,974                          $19,127
11/30/02               $18,733                          $19,121
12/31/02               $19,095                          $19,517
1/31/03                $19,440                          $19,535
2/28/03                $19,786                          $19,804
3/31/03                $20,057                          $19,789
4/30/03                $20,705                          $19,953


AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS 6           4/30/03
----------------------------------
1-Year                    +11.87%

5-Year                     +5.23%

Since Inception (5/24/94)  +8.49%



7. Source: Standard & Poor's Micropal. The Lehman Brothers U.S. Aggregate Index is a broad measure of U.S. bond performance, representing the U.S. investment-grade fixed-rate bond market including government, corporate, mortgage pass-through and asset-backed securities.


Past performance does not guarantee future results.


14  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights
                                                                                CLASS A
                                                           ---------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                                           ---------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                           ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................       $9.36     $9.58      $9.84    $10.84    $11.24
                                                           ---------------------------------------------------
Income from investment operations:
 Net investment income a ...............................         .65       .75 d      .80       .82       .86
 Net realized and unrealized gains (losses) ............         .35      (.20) d    (.28)    (1.02)     (.43)
                                                           ---------------------------------------------------
Total from investment operations .......................        1.00       .55        .52      (.20)      .43
                                                           ---------------------------------------------------
Less distributions from net investment income ..........        (.71)     (.77)      (.78)     (.80)     (.83)
                                                           ---------------------------------------------------
Net asset value, end of year ...........................       $9.65     $9.36      $9.58    $ 9.84    $10.84
                                                           ---------------------------------------------------

Total return b .........................................      11.60%     6.00%      5.63%     (1.81)%   4.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................    $336,607  $261,446   $245,974  $254,419  $247,574
Ratios to average net assets:
 Expenses ..............................................        .88%      .84%       .75%      .75%      .58%
 Expenses excluding waiver by affiliate ................        .96%      .95%       .99%      .99%      .99%
 Net investment income .................................       7.30%     8.03% d    8.18%     8.10%     7.99%
Portfolio turnover rate ................................      67.65%    50.64%     38.70%    43.71%    48.68%
Portfolio turnover rate excluding mortgage
 dollar rolls c ........................................      53.25%    49.88%     36.37%    43.71%    48.68%


a Based on average shares outstanding effective period ended April 30, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c See Note 1(d) regarding mortgage dollar rolls.

d Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net Investment income per share ...................... $(.01)
  Net realized and unrealized losses per share .........  (.01)
  Ratio of net investment income to average net assets .  (.13)%

  Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.




                                                                ANNUAL REPORT 15

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND


Financial Highlights (CONTINUED)
                                                                                 CLASS B
                                                            --------------------------------------------------
                                                                         YEAR ENDED APRIL 30,
                                                            --------------------------------------------------
                                                               2003      2002       2001      2000      1999 E
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................     $9.38     $9.61      $9.86    $10.86    $10.76
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income a .................................       .61       .72 d      .76       .79       .29
 Net realized and unrealized gains (losses) ..............       .35      (.21) d    (.27)    (1.03)      .07
                                                            --------------------------------------------------
Total from investment operations .........................       .96       .51        .49      (.24)      .36
                                                            --------------------------------------------------
Less distributions from net investment income ............      (.67)     (.74)      (.74)     (.76)     (.26)
                                                            --------------------------------------------------
Net asset value, end of year .............................     $9.67     $9.38      $9.61    $ 9.86    $10.86
                                                            --------------------------------------------------

Total return b ...........................................    11.14%     5.57%      5.18%   (2.18)%     3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $61,254   $40,821    $24,631   $13,641    $4,281
Ratios to average net assets:
 Expenses ................................................     1.28%     1.24%      1.15%     1.15%      .98% f
 Expenses excluding waiver by affiliate ..................     1.36%     1.35%      1.39%     1.39%     1.39% f
 Net investment income ...................................     6.90%     7.65% d    7.80%     7.78%     7.59% f
Portfolio turnover rate ..................................    67.65%    50.64%     38.70%    43.71%    48.68%
Portfolio turnover rate excluding mortgage
 dollar rolls c ..........................................    53.25%    49.88%     36.37%    43.71%    48.68%


a Based on average shares outstanding effective period ended April 30, 2000.

b Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

c See Note 1(d) regarding mortgage dollar rolls.

d Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net Investment income per share ..................... $(.01)
  Net realized and unrealized losses per share ........  (.01)
  Ratio of net investment income to average net assets   (.12)%

 Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.

e For the period January 1, 1999 (effective date) to April 30, 1999.
f Annualized



16   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (CONTINUED)
                                                                                  CLASS C
                                                            --------------------------------------------------
                                                                           YEAR ENDED APRIL 30,
                                                            --------------------------------------------------
                                                               2003      2002       2001      2000      1999
                                                            --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $9.36     $9.58      $9.84    $10.84    $11.19
                                                            --------------------------------------------------
Income from investment operations:
 Net investment income a ...................................     .61       .72 d      .76       .78       .76
 Net realized and unrealized gains (losses) ................     .34      (.20) d    (.28)    (1.02)     (.40)
                                                            --------------------------------------------------
Total from investment operations ...........................     .95       .52        .48      (.24)      .36
                                                            --------------------------------------------------
Less distributions from net investment income ..............    (.67)     (.74)      (.74)     (.76)     (.71)
                                                            --------------------------------------------------
Net asset value, end of year ...............................   $9.64     $9.36      $9.58    $ 9.84    $10.84
                                                            --------------------------------------------------

Total return b .............................................  11.18%     5.47%      5.21%   (2.20)%     3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................ $86,153   $58,851    $46,732   $39,713   $36,245
Ratios to average net assets:
 Expenses ..................................................   1.28%     1.24%      1.15%     1.15%      .98%
 Expenses excluding waiver by affiliate ....................   1.36%     1.35%      1.39%     1.39%     1.39%
 Net investment income .....................................   6.90%     7.64% d    7.79%     7.72%     7.59%
Portfolio turnover rate ....................................  67.65%    50.64%     38.70%    43.71%    48.68%
Portfolio turnover rate excluding mortgage dollar rolls c ..  53.25%    49.88%     36.37%    43.71%    48.68%


a Based on average shares outstanding effective period ended April 30, 2000.

b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

c See Note 1(d) regarding mortgage dollar rolls.

d Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net Investment income per share ....................... $(.01)
  Net realized and unrealized losses per share ..........  (.01)
  Ratio of net investment income to average net assets ..  (.13)%

  Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.




                                                                ANNUAL REPORT 17

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND


Financial Highlights (CONTINUED)
                                                                                              CLASS R
                                                                                 ---------------------------------
                                                                                   YEAR ENDED       PERIOD ENDED
                                                                                 APRIL 30, 2003   APRIL 30, 2002 D
                                                                                 ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ............................................       $9.34            $9.39
                                                                                 ---------------------------------
Income from investment operations:
 Net investment income a ......................................................         .63              .28
 Net realized and unrealized gains (losses) ...................................         .35             (.09)
                                                                                 ---------------------------------
Total from investment operations ..............................................         .98              .19
                                                                                 ---------------------------------
Less distributions from net investment income .................................        (.69)            (.24)
                                                                                 ---------------------------------
Net asset value, end of year ..................................................       $9.63            $9.34
                                                                                 ---------------------------------

Total return b ................................................................      11.35%            2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...............................................      $1,558           $1,239
Ratios to average net assets:
 Expenses .....................................................................       1.13%            1.09%e
 Expenses excluding waiver by affiliate .......................................       1.21%            1.20%e
 Net investment income ........................................................       7.05%            9.18%e
Portfolio turnover rate .......................................................      67.65%           50.64%
Portfolio turnover rate excluding mortgage dollar rolls c .....................      53.25%           49.88%


a Based on average shares outstanding.

b Total return is not annualized for periods less than one year.

c See Note 1(d) regarding mortgage dollar rolls.

d For the period January 1, 2002 (effective date) to April 30, 2002.

e Annualized



18  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND


Financial Highlights (CONTINUED)
                                                                                   ADVISOR CLASS
                                                                      ----------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                      ----------------------------------------
                                                                         2003       2002      2001      2000 E
                                                                      ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $9.36      $9.59     $9.84    $10.11
                                                                      ----------------------------------------
Income from investment operations:
 Net investment income a ............................................      .69        .78       .82       .61
 Net realized and unrealized gains (losses) .........................      .33       (.21)d    (.26)     (.33)
                                                                      ----------------------------------------
Total from investment operations ....................................     1.02        .57       .56       .28
                                                                      ----------------------------------------
Less distributions from net investment income .......................     (.73)      (.80)     (.81)     (.55)
                                                                      ----------------------------------------
Net asset value, end of year ........................................    $9.65      $9.36     $9.59    $ 9.84
                                                                      ----------------------------------------

Total return b ......................................................   11.87%      6.27%     5.89%   (1.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................  $34,224    $31,493   $25,390   $21,809
Ratios to average net assets:
 Expenses ...........................................................     .63%       .59%      .50%      .50%f
 Expenses excluding waiver by affiliate .............................     .71%       .70%      .74%      .74%f
 Net investment income ..............................................    7.55%      8.29%d    8.45%     8.53%f
Portfolio turnover rate .............................................   67.65%     50.64%    38.70%    43.71%
Portfolio turnover rate excluding mortgage dollar rolls c ...........   53.25%     49.88%    36.37%    43.71%


a Based on average shares outstanding.

b Total return is not annualized for periods less than one year.

c See Note 1(d) regarding mortgage dollar rolls.

d Effective May 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

  Net Investment income per share .......................  $(.01)
  Net realized and unrealized losses per share ..........   (.01)
  Ratio of net investment income to average net assets ..   (.13)%

  Per share data and ratios for prior years have not been restated to reflect this change in accounting policy.

e For the period August 12, 1999 (effective date) to April 30, 2000.
f Annualized


                       See notes to financial statements.


                                                                ANNUAL REPORT 19

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003



                                                                                   SHARES/
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY       WARRANTS        VALUE
------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS
aCambridge Industries Liquidating Trust Interest ............     United States     516,372    $      5,164
aICG Communications Inc. ....................................     United States       5,638          31,996
aICG Communications Inc., wts., 6/05/07 .....................     United States         914             343
aMcleodUSA Inc., wts., 4/16/07 ..............................     United States      22,659           4,305
aMetrocall Holdings Inc. ....................................     United States       1,801           5,853
aPillowtex Corp. ............................................     United States       2,555             485
aPillowtex Corp., wts., 11/24/09 ............................     United States      13,447             403
aRepublic of Venezuela, Oil Value Recovery, wts., 4/15/20 ...       Venezuela         3,035              --
aVS Holdings ................................................     United States      64,666          48,500
                                                                                               ------------
 TOTAL COMMON STOCKS AND WARRANTS (COST $468,398) ...........                                        97,049
                                                                                               ------------
 PREFERRED STOCKS .7%
 Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...        Germany      3,500,000       3,666,250
aMetrocall Holdings Inc., 15.00%, pfd., A, 12/31/06 .........     United States       1,552           4,656
                                                                                               ------------
 TOTAL PREFERRED STOCKS (COST $3,307,876) ...................                                     3,670,906
                                                                                               ------------
 CONVERTIBLE PREFERRED STOCKS 2.7%
 COMMUNICATIONS
aMcleodUSA Inc., 2.50%, cvt. pfd. ...........................     United States      10,226          31,189
                                                                                               ------------
 CONSUMER DURABLES .5%
 Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd. ..........     United States      60,000       2,632,200
                                                                                               ------------
 ELECTRONIC TECHNOLOGY .5%
 Northrop Grumman, 7.00%, cvt. pfd., B, .....................     United States      20,000       2,460,000
                                                                                               ------------
 INDUSTRIAL SERVICES .7%
 Allied Waste Industries Inc., 6.25%, cvt. pfd., ............     United States      28,000       1,443,400
 Weatherford International Inc., 5.00%, cvt. pfd. ...........     United States      37,500       1,912,388
                                                                                               ------------
                                                                                                  3,355,788
                                                                                               ------------
 TECHNOLOGY SERVICES .2%
 Electronic Data Systems Corp., 7.625%, cvt. pfd. ...........     United States      60,000       1,188,000
                                                                                               ------------
 TRANSPORTATION .4%
 Union Pacific Capital Trust, 6.25%, cvt. pfd. ..............     United States      40,000       2,062,500
                                                                                               ------------
 UTILITIES .4%
 FPL Group Inc., 8.50%, cvt. pfd., ..........................     United States      40,000       2,256,000
                                                                                               ------------
 TOTAL CONVERTIBLE PREFERRED STOCKS (COST $17,322,786) ......                                    13,985,677
                                                                                               ------------


                                                                               PRINCIPAL
                                                                                AMOUNT D
                                                                             -------------
 BONDS 44.1%
 COMMERCIAL SERVICES .5%
cAmeriServe Food Distribution Inc., senior note,
  8.875%, 10/15/06 ..........................................     United States   $ 700,000             350
cAmeriserve Food Distribution Inc., senior sub. note,
  10.125%, 7/15/07 ..........................................     United States     700,000              --
 Johnsondiversey Inc., senior sub. note, 9.625%, 5/15/12 ....     United States   2,500,000       2,768,750
                                                                                               ------------
                                                                                                  2,769,100
                                                                                               ------------



20  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 COMMUNICATIONS 4.5%
 American Cellular Corp., senior sub. note, 9.50%, 10/15/09 .     United States  $3,000,000    $    795,000
 AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12 ..     United States   3,000,000       3,534,402
 Dobson/Sygnet Communications Co., senior note, 12.25%, 12/15/08  United States   1,500,000       1,492,500
cGlobal Crossing Holdings Ltd., senior note, 9.50%, 11/15/09      United States   3,000,000         101,250
 Nextel Communications Inc., senior disc. note, 9.95%, 2/15/08    United States   4,000,000       4,220,000
 Nextel Partners Inc., senior note, 11.00%, 3/15/10 .........     United States   1,500,000       1,597,500
 Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10 .....     United States   1,700,000       1,487,500
 Triton PCS Inc., senior sub. note, 9.375%, 2/01/11 .........     United States   1,000,000         957,500
 Triton PCS Inc., senior sub. note, zero cpn. to 5/01/03 ....
  11.00% thereafter, 5/01/08 ................................     United States  1,750,000        1,763,125
 US West Communications Inc., 6.875%, 9/15/33 ...............     United States   3,000,000       2,595,000
 VoiceStream Wireless Corp., senior disc. note, zero cpn. ...
  to 11/15/04, 11.875% thereafter, 11/15/09 .................     United States   1,000,000         955,000
 Voicestream Wireless Corp., senior note, 11.50%, 9/15/09 ...     United States   1,500,000       1,676,250
cWorldCom Inc.-WorldCom Group, senior note, 6.95%, 8/15/06 ..     United States   2,500,000       1,881,250
cXO Communications Inc., 9.45%, 4/15/08 .....................     United States     650,000           4,063
cXO Communications Inc., senior note, 9.625%, 10/01/07 ......     United States     250,000           1,563
cXO Communications Inc., senior note, 9.00%, 3/15/08 ........     United States     750,000           4,688
cXO Communications Inc., zero cpn. to 6/01/04, 12.50% .......
  thereafter, 6/01/09 .......................................     United States   2,000,000          12,500
                                                                                               ------------
                                                                                                 23,079,091
                                                                                               ------------
 CONSUMER DURABLES .7%
 D.R. Horton Inc., senior note, 8.50%, 4/15/12 ..............     United States   3,500,000       3,850,000
                                                                                               ------------
 CONSUMER NON-DURABLES 3.0%
 American Greetings, senior sub. note, 11.75%, 7/15/08 ......     United States   1,500,000       1,717,500
 Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09 ......     United States   2,000,000       2,250,000
 Dimon Inc., senior note, 9.625%, 10/15/11 ..................     United States   2,000,000       2,190,000
 Kellogg Co., note, 6.60%, 4/01/11 ..........................     United States   1,500,000       1,717,859
 Philip Morris Cos. Inc., debentures, 7.75%, 1/15/27 ........     United States   3,000,000       3,043,161
 Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06     United States   3,000,000       1,890,000
 Tyson Foods Inc., senior note, 8.25%, 10/01/11 .............     United States   2,500,000       2,904,403
                                                                                               ------------
                                                                                                 15,712,923
                                                                                               ------------
 CONSUMER SERVICES 10.9%
 AOL Time Warner Inc., note, 6.75%, 4/15/11 .................     United States   3,000,000       3,263,151
 CanWest Media Inc., senior note, 144A, 7.625%, 4/15/13 .....        Canada         200,000         211,000
 CanWest Media Inc., senior sub. note, 10.625%, 5/15/11 .....        Canada       2,500,000       2,856,250
 Cendant Corp., senior note, 7.375%, 1/15/13 ................     United States   3,000,000       3,351,465
cCentury Communications Corp., senior disc. note, B,
  zero cpn., 1/15/08 ........................................     United States   5,500,000       1,540,000
 Chancellor Media Corp., senior note, 8.00%, 11/01/08 .......     United States   3,000,000       3,450,000
 Charter Communications Holdings LLC, senior disc. note, zero
  cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ................     United States   3,500,000       2,030,000
 CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ............     United States   2,000,000       2,085,000
 Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .........    United Kingdom   1,500,000       1,192,500
 DIRECTV Holdings/Finance, senior note, 144A, 8.375%, 3/15/13     United States   2,900,000       3,262,500
 EchoStar DBS Corp., senior disc. note, 10.375%, 10/01/07 ...     United States   3,000,000       3,375,000
 Hollywood Park, senior sub. note, B, 9.25%, 2/15/07 ........     United States   3,000,000       2,955,000




                                                                ANNUAL REPORT 21

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 CONSUMER SERVICES (CONT.)
 Host Marriott LP, senior note, 9.25%, 10/01/07 .............     United States $ 3,500,000    $  3,683,750
 Lin Television Corp., senior note, 8.00%, 1/15/08 ..........     United States   2,000,000       2,170,000
 Meristar Hospitality Corp., senior note, 10.50%, 6/15/09 ...     United States   2,500,000       2,450,000
 Park Place Entertainment Corp., senior sub. note, ..........
  9.375%, 2/15/07 ...........................................     United States   3,500,000       3,815,000
 Quebecor Media Inc., senior disc. note, zero cpn. to .......
  7/15/06, 13.75% thereafter, 7/15/11 .......................        Canada       2,500,000       2,025,000
 Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18 ..     United States   3,500,000       3,045,000
 Six Flags Inc., senior note, 8.875%, 2/01/10 ...............     United States   2,500,000       2,512,500
 Station Casinos Inc., senior sub. note, 9.875%, 7/01/10 ....     United States   2,500,000       2,768,750
 Vivendi Universal, senior note, 144A, 9.25%, 4/15/10 .......        France       1,400,000       1,578,500
 Yell Finance BV, senior disc. note, zero cpn. to 8/01/06, ..
  13.50% thereafter, 8/01/11 ................................    United Kingdom   2,300,000       1,845,750
 Yell Finance BV, senior note, 10.75%, 8/01/11 ..............    United Kingdom   1,200,000       1,350,000
                                                                                               ------------
                                                                                                 56,816,116
                                                                                               ------------
 ELECTRONIC TECHNOLOGY 1.9%
 Amkor Technology Inc., senior sub. note, 9.25%, 2/15/08 ....     United States   2,500,000       2,681,250
 Boeing Capital Corp., note, 6.50%, 2/15/12 .................     United States   3,000,000       3,232,149
 Flextronics International Ltd., senior sub. note, 9.875%, 7/01/10  Singapore     1,500,000       1,687,500
 Motors & Gears, senior note, 10.75%, 11/15/06 ..............     United States   2,500,000       2,200,000
                                                                                               ------------
                                                                                                  9,800,899
                                                                                               ------------
 ENERGY MINERALS 1.6%
 Hanover Equipment Trust 01, senior secured note, 8.75%, 9/01/11  United States   2,500,000       2,562,500
 Peabody Energy Corp., senior note, 144A, 6.875%, 3/15/13 ...     United States   3,000,000       3,135,000
 Westport Resources Corp., senior sub. note, 8.25%, 11/01/11      United States   1,300,000       1,423,500
 Westport Resources Corp., senior sub. note. 144A,
  8.25%, 11/01/11 ...........................................     United States   1,200,000       1,314,000
                                                                                               ------------
                                                                                                  8,435,000
                                                                                               ------------
 FINANCE 1.8%
 Citigroup Inc., sub. note, 5.625%, 8/27/12 .................     United States   2,500,000       2,703,075
 General Electric Capital Corp., note, 6.75%, 3/15/32 .......     United States   3,000,000       3,483,480
 JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13 ...........     United States   3,000,000       3,193,488
                                                                                               ------------
                                                                                                  9,380,043
                                                                                               ------------
 HEALTH SERVICES 1.6%
 Healthsouth Corp., senior note, 8.50%, 2/01/08 .............     United States   3,000,000       1,927,500
cMagellan Health Services Inc., senior sub. note, 9.00%, 2/15/08  United States   3,000,000         810,000
 Tenet Healthcare Corp., senior note, 6.875%, 11/15/31 ......     United States   3,000,000       2,745,000
 United Surgical Partners, senior sub. note, 10.00%, 12/15/11     United States   2,500,000       2,662,500
                                                                                               ------------
                                                                                                  8,145,000
                                                                                               ------------
 INDUSTRIAL SERVICES 2.3%
 Allied Waste North America Inc., senior sub. note, B,
  10.00%, 8/01/09 ...........................................     United States   3,000,000       3,221,250
 El Paso Energy Partners, senior sub. note, 144A,
  10.625%, 12/01/12 .........................................     United States   3,000,000       3,465,000
 Grant Prideco Inc., senior note, 9.00%, 12/15/09 ...........     United States   2,000,000       2,200,000
 URS Corp., senior note, 144A, 11.50%, 9/15/09 ..............     United States   3,000,000       3,015,000
                                                                                               ------------
                                                                                                 11,901,250
                                                                                               ------------


22   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 NON-ENERGY MINERALS 1.1%
 Century Aluminum Co., first mortgage, 11.75%, 4/15/08 ......     United States $ 3,000,000    $  3,120,000
 Phelps Dodge Corp., senior note, 8.75%, 6/01/11 ............     United States   2,000,000       2,263,506
                                                                                               ------------
                                                                                                  5,383,506
                                                                                               ------------
 PROCESS INDUSTRIES 5.1%
 Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05     United States   3,000,000       2,970,000
 Consolidated Container Co. LLC, senior disc. note,
  10.125%, 7/15/09 ..........................................     United States   2,000,000       1,200,000
 Equistar Chemical/Funding, senior note, 144A, 10.625%, 5/01/11   United States   1,300,000       1,381,250
 Georgia-Pacific Corp., 144A, senior note, 9.375%, 2/01/13 ..     United States   3,500,000       3,867,500
 Graham Packaging Co., senior disc. note, B,10.75%, 1/15/09 .     United States   1,000,000       1,030,000
 Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ..     United States   1,900,000       1,919,000
 Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09   United States   5,500,000       2,172,500
 Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07   United States   2,500,000       2,587,500
 MDP Acquisitions PLC, senior note, 144A, 9.625%, 10/01/12 ..    Irish Republic   1,000,000       1,090,000
 Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ...........     United States   3,500,000       3,202,500
cPindo Deli Finance Mauritius Ltd., 10.25%, 10/01/02 ........        Indonesia    2,500,000         525,000
 Resolution Performance/RPP Capital, 144A, 9.50%, 4/15/10 ...     United States     800,000         860,000
 Stone Container Corp., senior note, 8.375%, 7/01/12 ........     United States   2,100,000       2,294,250
 United Industries Corp., senior sub. note, 144A, 9.875%, 4/01/09 United States   1,300,000       1,384,500
                                                                                               ------------
                                                                                                 26,484,000
                                                                                               ------------
 PRODUCER MANUFACTURING 3.2%
 Arvinmeritor, note, 8.75%, 3/01/12 .........................     United States   2,500,000       2,737,500
 Cummins Inc., senior note, 144A, 9.50%, 12/01/10 ...........     United States   2,500,000       2,712,500
 Dana Corp., 9.00%, 8/15/11 .................................     United States   3,000,000       3,270,000
 Legrand SA, senior note, 144A, 10.50%, 2/15/13 .............        France       3,000,000       3,255,000
 NMHG Holding Co., senior note, 10.00%, 5/15/09 .............     United States   1,300,000       1,397,500
 TRW Automotive Inc., senior note, 144A, 9.375%, 2/15/13 ....     United States   1,700,000       1,865,750
 TRW Automotive Inc., senior note, 144A, 11.00%, 2/15/13 ....     United States   1,300,000       1,430,000
                                                                                               ------------
                                                                                                 16,668,250
                                                                                               ------------
 RETAIL TRADE 1.5%
 Delhaize America Inc., 9.00%, 4/15/31 ......................     United States   1,300,000       1,391,000
 Kroger Co., senior note, 6.80%, 4/01/11 ....................     United States   1,500,000       1,671,989
 Rite Aid Corp., debenture, 7.70%, 2/15/27 ..................     United States   3,000,000       2,505,000
 Toys R Us, 7.875%, 4/15/13 .................................     United States   2,300,000       2,396,218
                                                                                               ------------
                                                                                                  7,964,207
                                                                                               ------------
 TRANSPORTATION 1.3%
 Continental Airlines Inc., pass through certificates,
  6.703%, 6/15/21 ...........................................     United States   2,886,587       2,431,948
 CP Ships Ltd., senior note, 10.375%, 7/15/12 ...............     United States   3,000,000       3,262,500
 Ultrapetrol Ltd., first mortgage, 10.50%, 4/01/08 ..........     United States   1,000,000         830,000
                                                                                               ------------
                                                                                                  6,524,448
                                                                                               ------------
 UTILITIES 3.1%
 AES Corp., senior note, 8.75%, 6/15/08 .....................     United States   3,500,000       3,395,000
 Aquila Inc., note, 144A, 14.875%, 7/01/12 ..................     United States   3,500,000       3,622,500
 Calpine Corp., senior note, 8.625%, 8/15/10 ................     United States   3,500,000       2,520,000



                                                                ANNUAL REPORT 23

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 BONDS (CONT.)
 UTILITIES (CONT.)
 CMS Energy Corp., senior note, 7.50%, 1/15/09 ..............     United States $ 3,500,000  $    3,395,000
 Dynegy Inc., senior note, 8.75%, 2/15/12 ...................     United States   3,500,000       3,342,500
                                                                                               ------------
                                                                                                 16,275,000
                                                                                               ------------
 TOTAL BONDS (COST $226,658,575) ............................                                   229,188,833
                                                                                               ------------
 CONVERTIBLE BONDS 2.0%
 COMMUNICATIONS .4%
 Liberty Media Corp. into Motorola cvt., senior deb.,
  3.50%, 1/15/31 ............................................     United States   3,500,000       2,275,000
                                                                                               ------------
 CONSUMER SERVICES .1%
cAdelphia Communications Corp., cvt., 6.00%, 2/15/06 ........     United States   3,500,000         280,000
                                                                                               ------------
 ELECTRONIC TECHNOLOGY 1.3%
 Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08 .......     United States   1,500,000       1,419,375
 Nortel Networks Corp., cvt., 4.25%, 9/01/08 ................     United States   3,000,000       2,516,250
 SCI Systems Inc., cvt., sub. note, 3.00%, 3/15/07 ..........     United States   3,000,000       2,550,000
                                                                                               ------------
                                                                                                  6,485,625
                                                                                               ------------
 HEALTH TECHNOLOGY .2%
 ICN Pharmaceuticals Inc. cvt., sub. note, 6.50%, 7/15/08 ...     United States   1,500,000       1,273,125
                                                                                               ------------
 TOTAL CONVERTIBLE BONDS (COST $13,945,219)                                                      10,313,750
                                                                                               ------------
 OTHER MORTGAGES/ASSET BACKED SECURITIES 1.3%
 Champion Home Equity Loan Trust, Series 1996-2, Class A4,
  8.00%, 9/25/28 ............................................     United States     517,659         517,376
 Citifinancial Mortgage Securities Inc., Series 2003-1,
  Class AF3, 4.001%, 1/25/33 ................................     United States   1,000,000       1,010,864
 Delta Home Equity, Series 1998-2, Class A6F, 6.37%, 7/15/28      United States   1,246,870       1,329,286
 Green Tree Financial Corp., Series 1996-2, Class A4,
  7.20%, 4/15/27 ............................................     United States     598,620         620,795
 Keystone Owner Trust, Series 1997-P3, Class M2, 7.98%, 12/25/24  United States   1,259,808       1,305,318
 Merrill Lynch Mortgage Investors Inc., Series 1995-C3,
  Class A3, 7.068%, 12/26/25 ................................     United States     112,645         117,497
 Residential Asset Securities Corp., Series 1999-KS1, Class
  AI8, 6.32%, 4/25/30 .......................................     United States     607,918         647,043
 Vanderbilt Mortgage Finance, 6.525%, 1/07/32 ...............     United States   1,375,000       1,288,184
                                                                                               ------------
 TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $6,762,806)                                  6,836,363
                                                                                               ------------
 U.S. GOVERNMENT AND AGENCY SECURITIES 19.7%
 U.S. GOVERNMENT AGENCIES/MORTGAGES 12.0%
 FHLM, 5.50%, 7/01/17 .......................................     United States   1,086,616       1,130,161
 FHLM, 5.00%, 5/01/18 .......................................     United States   1,500,000       1,546,407
 FHLM, 6.50%, 5/01/31 .......................................     United States     949,905         992,054
 FHLM, 5.00%, 5/01/33 .......................................     United States   1,500,000       1,507,500
 FHLMC, 7.00%, 1/01/09 ......................................     United States       3,801           4,067
 FHLMC, 6.50%, 4/01/11 ......................................     United States       6,950           7,359
 FHLMC, 7.00%, 9/01/11 ......................................     United States       7,659           8,193
 FHLMC, 5.50%, 10/01/17 .....................................     United States   1,358,737       1,413,188
 FHLMC, 7.00%, 4/01/24 ......................................     United States       9,908          10,518
 FHLMC, 7.50%, 4/01/24 ......................................     United States       6,687           7,178
 FHLMC, 8.50%, 12/01/24 .....................................     United States       1,298           1,416
 FHLMC, 9.00%, 12/01/24 .....................................     United States       1,930           2,155
 FHLMC, 7.00%, 11/01/25 .....................................     United States       4,147           4,394
 FHLMC, 6.50%, 12/01/25 .....................................     United States      10,091          10,576


24  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
 FHLMC, 8.00%, 11/01/25 .....................................     United States    $  4,609      $    5,023
 FHLMC, 7.50%, 1/01/26 ......................................     United States       4,680           5,017
 FHLMC, 8.00%, 1/01/26 ......................................     United States       1,910           2,082
 FHLMC, 6.50%, 3/01/26 ......................................     United States      18,496          19,371
 FHLMC, 7.00%, 9/01/26 ......................................     United States       6,554           6,935
 FHLMC, 7.50%, 1/01/27 ......................................     United States       3,832           4,104
 FHLMC, 7.00%, 4/01/28 ......................................     United States     170,450         180,214
 FHLMC, 7.00%, 5/01/28 ......................................     United States     133,162         140,650
 FHLMC, 6.50%, 6/01/29 ......................................     United States     191,988         200,643
 FHLMC, 7.50%, 1/01/31 ......................................     United States     405,166         432,566
 FHLMC, 7.00%, 1/01/32 ......................................     United States     270,727         285,606
 FNMA, 7.50%, 10/01/07 ......................................     United States       7,048           7,507
 FNMA, 6.50%, 2/01/09 .......................................     United States       7,732           8,244
 FNMA, 6.50%, 4/01/11 .......................................     United States       4,175           4,437
 FNMA, 6.00%, 4/01/13 .......................................     United States     342,663         360,145
 FNMA, 6.50%, 6/01/13 .......................................     United States     204,261         216,701
 FNMA, 5.50%, 3/01/14 .......................................     United States     563,141         588,834
 FNMA, 5.50%, 6/01/14 .......................................     United States     682,418         713,553
 FNMA, 7.50%, 10/01/14 ......................................     United States     151,138         162,238
 FNMA, 6.00%, 7/01/16 .......................................     United States     557,506         584,624
 FNMA, 6.00%, 10/01/16 ......................................     United States   1,070,092       1,122,144
 FNMA, 5.00%, 5/01/18 .......................................     United States   5,000,000       5,153,125
 FNMA, 6.50%, 1/01/24 .......................................     United States      13,425          14,107
 FNMA, 7.00%, 5/01/24 .......................................     United States       1,794           1,908
 FNMA, 8.00%, 1/01/25 .......................................     United States       3,123           3,412
 FNMA, 9.00%, 5/01/25 .......................................     United States       2,370           2,629
 FNMA, 8.50%, 7/01/25 .......................................     United States       3,424           3,741
 FNMA, 8.00%, 12/01/25 ......................................     United States     112,225         122,546
 FNMA, 7.00%, 1/01/26 .......................................     United States       9,653          10,248
 FNMA, 7.00%, 3/01/26 .......................................     United States      11,102          11,768
 FNMA, 8.00%, 5/01/26 .......................................     United States       3,657           3,988
 FNMA, 8.00%, 6/01/26 .......................................     United States       2,541           2,771
 FNMA, 7.50%, 10/01/26 ......................................     United States         497             532
 FNMA, 8.00%, 1/01/27 .......................................     United States       3,640           3,958
 FNMA, 7.00%, 4/01/27 .......................................     United States     134,111         142,059
 FNMA, 6.50%, 3/01/28 .......................................     United States     776,447         812,258
 FNMA, 7.00%, 5/01/28 .......................................     United States     284,317         300,863
 FNMA, 7.00%, 6/01/28 .......................................     United States     441,990         467,712
 FNMA, 6.50%, 12/01/28 ......................................     United States     337,506         353,072
 FNMA, 7.50%, 12/01/28 ......................................     United States      15,239          16,268
 FNMA, 7.00%, 2/01/29 .......................................     United States   1,008,211       1,067,963
 FNMA, 6.00%, 5/01/29 .......................................     United States   2,695,222       2,805,559
 FNMA, 7.50%, 10/01/29 ......................................     United States     526,206         561,230
 FNMA, 6.50%, 4/01/31 .......................................     United States     214,417         224,095
 FNMA, 6.50%, 8/01/31 .......................................     United States   1,992,121       2,082,041
 FNMA, 7.00%, 7/01/32 .......................................     United States     684,276         723,199
 FNMA, 6.50%, 8/01/32 .......................................     United States   6,112,994       6,388,949



                                                                ANNUAL REPORT 25

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
 FNMA, 6.00%, 9/01/32 .......................................     United States  $  830,617     $   865,822
 FNMA, 6.00%, 11/01/32 ......................................     United States   1,763,173       1,837,902
 FNMA, 5.50%, 2/01/33 .......................................     United States     997,526       1,026,704
 FNMA, 5.50%, 3/01/33 .......................................     United States   3,887,748       4,001,509
 FNMA, 5.50%, 5/01/33 .......................................     United States   3,800,000       3,904,500
 FNMA, 6.00%, 1/01/33 .......................................     United States      66,598          69,420
 GNMA, 7.00%, 7/15/08 .......................................     United States     265,153         285,283
 GNMA, 7.50%, 8/20/16 .......................................     United States     259,280         277,064
 GNMA, 7.50%, 8/20/17 .......................................     United States     199,315         213,090
 GNMA, 7.50%, 9/15/23 .......................................     United States       3,176           3,414
 GNMA, 6.50%, 3/15/24 .......................................     United States      17,180          18,171
 GNMA, 8.00%, 6/15/24 .......................................     United States       3,022           3,313
 GNMA, 8.50%, 8/15/24 .......................................     United States       1,509           1,657
 GNMA, 9.00%, 1/15/25 .......................................     United States       1,737           1,930
 GNMA, 8.00%, 2/15/25 .......................................     United States       3,153           3,456
 GNMA, 9.50%, 6/15/25 .......................................     United States       3,580           4,047
 GNMA, 7.50%, 1/15/26 .......................................     United States       8,544           9,156
 GNMA, 7.50%, 2/15/26 .......................................     United States       6,328           6,781
 GNMA, 9.00%, 3/15/26 .......................................     United States       3,499           3,877
 GNMA, 8.00%, 6/15/26 .......................................     United States       7,001           7,626
 GNMA, 8.00%, 7/15/26 .......................................     United States      11,940          13,007
 GNMA, 8.50%, 7/15/26 .......................................     United States       1,578           1,720
 GNMA, 8.00%, 9/15/26 .......................................     United States      90,558          98,649
 GNMA, 8.00%, 12/15/26 ......................................     United States     227,725         248,071
 GNMA, 7.50%, 5/15/27 .......................................     United States     200,636         214,653
 GNMA, 8.00%, 9/15/27 .......................................     United States     126,864         137,788
 GNMA, 7.00%, 11/15/27 ......................................     United States     358,252         380,988
 GNMA, 8.00%, 4/15/28 .......................................     United States     191,827         207,860
 GNMA, 7.00%, 5/15/28 .......................................     United States      15,769          16,760
 GNMA, 6.50%, 12/15/28 ......................................     United States     163,269         171,994
 GNMA, 6.50%, 2/15/29 .......................................     United States     368,466         388,042
 GNMA, 6.00%, 5/01/31 .......................................     United States   3,900,000       4,067,563
 GNMA, 7.00%, 7/15/31 .......................................     United States     386,839         410,361
 GNMA, 6.50%, 11/15/31 ......................................     United States   2,384,618       2,508,597
 GNMA, 6.50%, 3/15/32 .......................................     United States     317,840         334,330
 GNMA, 7.50%, 4/20/32 .......................................     United States   2,740,771       2,909,430
 GNMA, 6.00%, 11/15/32 ......................................     United States     919,137         963,005
 GNMA, 6.00%, 1/15/33 .......................................     United States   1,447,951       1,517,068
 GNMA, 5.50%, 5/01/33 .......................................     United States   1,900,000       1,961,750
 GNMA II, 6.50%, 7/20/28 ....................................     United States     331,948         348,175
                                                                                               ------------
                                                                                                 62,420,338
                                                                                               ------------
 OTHER U.S. GOVERNMENT AND AGENCIES SECURITIES 4.7%
 FHLB, 5.477%, 1/28/09 ......................................     United States   6,000,000       6,711,978
 FHLMC, 2.375%, 4/15/06 .....................................     United States   4,375,000       4,409,829
 FHLMC, 6.00%, 6/15/11 ......................................     United States   4,550,000       5,199,203
 FHLMC, 5.50%, 9/15/11 ......................................     United States   2,700,000       2,985,487




26   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY SECURITIES (CONT.)
 OTHER U.S. GOVERNMENT AND AGENCIES SECURITIES (CONT.)
 FHLMC, 4.50%, 1/15/13 ......................................     United States $ 3,000,000    $  3,070,470
 FNMA, 6.625%, 11/15/10 .....................................     United States   1,850,000       2,185,596
                                                                                               ------------
                                                                                                 24,562,563
                                                                                               ------------
 U.S. GOVERNMENT SECURITIES 3.0%
 U.S. Treasury Bond, 6.125%, 11/15/27 .......................     United States     850,000       1,000,244
 U.S. Treasury Bond, 5.375%, 2/15/31 ........................     United States     500,000         545,743
 U.S. Treasury Note, 3.00%, 11/15/07 ........................     United States   5,500,000       5,577,132
 U.S. Treasury Note, 5.625%, 5/15/08 ........................     United States   3,000,000       3,388,713
 U.S. Treasury Note, 4.375%, 8/15/12 ........................     United States   3,200,000       3,342,128
 U.S. Treasury Note, 4.00%, 11/15/12 ........................     United States   1,850,000       1,874,209
                                                                                               ------------
                                                                                                 15,728,169
                                                                                               ------------
 TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $99,140,742)                                 102,711,070
                                                                                               ------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES 26.6%
 New South Wales Treasury Corp., 6.50%, 5/01/06 .............       Australia       700,000 AUD     458,029
 New South Wales Treasury Corp., 8.00%, 3/01/08 .............       Australia     4,190,000 AUD   2,948,168
 New South Wales Treasury Corp., 6.00%, 5/01/12 .............       Australia       640,000 AUD     417,282
 New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 .......       Australia     3,000,000 AUD   1,916,439
 Queensland Treasury Corp., 6.50%, 6/14/05 ..................       Australia     1,180,000 AUD     764,499
 Queensland Treasury Corp., 6.00%, 7/14/09 ..................       Australia     3,120,000 AUD   2,042,139
 Republic of Austria, 4.00%, 7/15/09 ........................        Austria        520,000 EUR     594,234
 Republic of Austria, 5.00%, 7/15/12 ........................        Austria        190,000 EUR     227,261
 Kingdom of Belgium, 7.75%, 10/15/04 ........................        Belgium      2,023,000 EUR   2,429,018
 Kingdom of Belgium, 5.00%, 9/28/12 .........................        Belgium        970,000 EUR   1,159,375
 Republic of Bulgaria, 144A, 8.25%, 1/15/15 .................       Bulgaria      4,212,000       4,780,620
 Government of Canada, 6.00%, 6/01/11 .......................        Canada       4,093,000 CAD   3,077,553
 Government of Canada, 5.25%, 6/01/12 .......................        Canada         250,000 CAD     178,743
 Republic of Colombia, 10.00%, 1/23/12 ......................       Colombia      1,510,000       1,670,438
 Republic of Colombia, 11.75%, 2/25/20 ......................       Colombia        830,000       1,003,263
 Kingdom of Denmark, 5.00%, 8/15/05 .........................        Denmark      4,070,000 DKK     640,540
 Kingdom of Denmark, 6.00%, 11/15/09 ........................        Denmark      4,020,000 DKK     679,381
 Kingdom of Denmark, 5.00%, 11/15/13 ........................        Denmark     10,970,000 DKK   1,744,854
 Finland Government, 5.00%, 7/04/07 .........................        Finland        830,000 EUR     993,789
 Finland Government, 5.375%, 7/04/13 ........................        Finland        120,000 EUR     147,687
 Finland Government, 5.75%, 2/23/11 .........................        Finland        150,000 EUR     188,596
 Government of France, 5.50%, 10/25/07 ......................        France         322,000 EUR     393,938
 Government of France, 4.00%, 4/25/09 .......................        France         800,000 EUR     917,215
 Government of France, 4.00%, 10/25/09 ......................        France       5,839,000 EUR   6,634,139
 Government of France, 4.00%, 4/25/13 .......................        France       9,740,000 EUR  10,757,849
 Bundesrepublik Deutschland Board, 3.75%, 1/04/09 ...........        Germany      1,380,000 EUR   1,568,736
 Federal Republic of Germany, 4.50%, 7/04/09 ................        Germany      4,674,000 EUR   5,488,453
 Buoni Poliennali Del Tesoro, 7.75%, 11/01/06 ...............         Italy       1,319,000 EUR   1,703,840
 Buoni Poliennali Del Tesoro, 6.75%, 2/01/07 ................         Italy       1,513,216 EUR   1,907,605
 Buoni Poliennali Del Tesoro, 4.50%, 5/01/09 ................         Italy         230,000 EUR     269,898
 Government of Italy, 5.00%, 5/01/08 ........................         Italy         337,000 EUR     404,561
 United Mexican States, 9.875%, 2/01/10 .....................        Mexico         600,000         761,250



                                                                ANNUAL REPORT 27

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)



                                                                                 PRINCIPAL
 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      AMOUNT D        VALUE
------------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT AND AGENCY SECURITIES (CONT.)
 United Mexican States, 11.375%, 9/15/16 ....................        Mexico     $ 6,999,000     $ 9,963,077
 Government of Netherlands, 8.50%, 6/01/06 ..................      Netherlands    1,619,707 EUR   2,103,851
 Government of Netherlands, 3.75%, 7/15/09 ..................      Netherlands      170,000 EUR     192,129
 Government of Netherlands, 5.00%, 7/15/12 ..................      Netherlands      220,000 EUR     263,516
 Government of Netherlands, 4.25%, 7/15/13 ..................      Netherlands      150,000 EUR     168,873
 Government of New Zealand, 7.00%, 7/15/09 ..................      New Zealand   13,410,000 NZD   8,009,816
 Government of New Zealand, 6.00%, 11/15/11 .................      New Zealand    2,691,000 NZD   1,521,680
 Government of New Zealand, 6.50%, 4/15/13 ..................      New Zealand    2,920,000 NZD   1,707,474
 Kingdom of Norway, 6.75%, 1/15/07 ..........................        Norway      10,200,000 NOK   1,548,016
 Kingdom of Norway, 5.50%, 5/15/09 ..........................        Norway       4,130,000 NOK     603,851
 Republic of Panama, 8.875%, 9/30/27 ........................        Panama          20,000          20,850
 Republic of Panama, 9.375%, 4/01/29 ........................        Panama         313,000         350,560
 Republic of Peru, 9.125%, 1/15/08 ..........................         Peru           10,000          11,125
 Republic of Peru, 9.875%, 2/06/15 ..........................         Peru           10,000          11,188
 Republic of Peru, 4.50%, 3/07/17 ...........................         Peru          826,560         719,974
 Republic of Philippines, 9.875%, 3/16/10 ...................      Philippines    1,500,000       1,658,250
 Republic of Philippines, 10.625%, 3/16/25 ..................      Philippines    4,660,000       5,024,063
 Federation of Russia, 3.00%, 5/14/06 .......................        Russia       2,090,000       2,014,238
 Federation of Russia, Reg S, 10.00%, 6/26/07 ...............        Russia         210,000         251,386
 Federation of Russia, Reg S, 11.00%, 7/24/18 ...............        Russia       4,000,000       5,372,524
 Federation of Russia, Reg S, 5.00%, 3/31/30 ................        Russia      11,898,000      10,801,183
 Russian Federation, 5.00%, 3/31/30 .........................        Russia         250,000         226,563
 Republic of South Africa, 7.375%, 4/25/12 ..................     South Africa       10,000          11,294
 Republic of South Africa, 8.50%, 6/23/17 ...................     South Africa      740,000         887,075
 Bonos Y Oblig Del Estado, 3.25%, 1/31/05 ...................         Spain       2,768,000 EUR   3,137,114
 Bonos Y Oblig Del Estado, 5.15%, 7/30/09 ...................         Spain         590,000 EUR     715,291
 Government of Spain, 4.80%, 10/31/06 .......................         Spain         600,000 EUR     712,720
 Government of Spain, 5.00%, 7/30/12 ........................         Spain       1,670,000 EUR   1,999,207
 Kingdom of Sweden, 10.25%, 5/05/03 .........................        Sweden       7,000,000 SEK     855,777
 Kingdom of Sweden, 3.50%, 4/20/06 ..........................        Sweden       9,800,000 SEK   1,190,804
 Kingdom of Sweden, 5.00%, 1/28/09 ..........................        Sweden      38,375,000 SEK   4,867,329
 Kingdom of Sweden, 5.50%, 10/08/12 .........................        Sweden      16,060,000 SEK   2,082,530
 Republic of Ukraine, Reg S, 11.00%, 3/15/07 ................        Ukraine        851,204         952,735
 United Kingdom, 6.50%, 12/07/03 ............................    United Kingdom     995,000 GBP   1,620,008
 United Kingdom, 7.50%, 12/07/06 ............................    United Kingdom   2,081,000 GBP   3,734,578
 Republic of Venezuela, 9.25%, 9/15/27 ......................       Venezuela     6,186,000       4,032,499
                                                                                               ------------
 TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $119,736,671)                             138,212,540
                                                                                               ------------
 TOTAL LONG TERM INVESTMENTS (COST $487,343,073) ............                                   505,016,188
                                                                                               ------------




28   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)




 FRANKLIN STRATEGIC INCOME FUND                                      COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS (COST $27,118,670) 5.2%
bFranklin Institutional Fiduciary Trust Money Market Portfolio    United States 27,118,670   $ 27,118,670
                                                                                             ------------
 TOTAL INVESTMENTS (COST $514,461,743) 102.3% ...............                                 532,134,858
 OTHER ASSETS, LESS LIABILITIES (2.3)% ......................                                 (12,339,606)
                                                                                             ------------
 NET ASSETS 100.0% ..........................................                                $519,795,252
                                                                                             ------------

CURRENCY ABBREVIATIONS:
AUD - Australian Dollar
CAD - Canadian Dollar
DKK - Danish Krone
EUR - European Union Euro
GBP - British Pound
NOK - Norwegian Kroner
NZD - New Zealand Dollar
SEK - Swedish Krona


a Non-income producing

b See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.

c See Note 7 regarding defaulted securities.

d The principal amount is stated in U.S. dollars unless otherwise indicated.



                       See notes to financial statements.



                                                                ANNUAL REPORT 29

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003

Assets:
 Investments in securities:
  Cost ...............................................................   $514,461,743
                                                                         ------------
  Value ..............................................................    532,134,858
 Receivables:
  Capital shares sold ................................................      2,630,463
  Dividends and interest .............................................      8,570,850
                                                                         ------------
    Total assets .....................................................    543,336,171
                                                                         ------------
Liabilities:
 Payables:
  Investment securities purchased ....................................     20,797,846
  Capital shares redeemed ............................................      2,185,274
  Affiliates .........................................................        324,853
  Shareholders .......................................................        116,060
 Other liabilities ...................................................        116,886
                                                                         ------------
    Total liabilities ................................................     23,540,919
                                                                         ------------
      Net assets, at value ...........................................   $519,795,252
                                                                         ------------
Net assets consist of:
 Undistributed net investment income .................................   $ (1,523,153)
 Net unrealized appreciation .........................................     17,763,669
 Accumulated net realized loss .......................................    (48,560,627)
 Capital shares ......................................................    552,115,363
                                                                         ------------
    Net assets, at value .............................................   $519,795,252
                                                                         ------------



                       See notes to financial statements.


30  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND


Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2003

CLASS A:
 Net asset value per share ($336,606,874 / 34,896,830 shares outstanding)a .....................      $ 9.65
                                                                                                   ---------
 Maximum offering price per share ($9.65 / 95.75%) .............................................      $10.08
                                                                                                   ---------

CLASS B:
 Net assets value and maximum offering price per share ($61,253,875 / 6,332,892 shares outstanding)a  $ 9.67
                                                                                                   ---------

CLASS C:
 Net asset value per share ($86,152,898 / 8,933,417 shares outstanding)a .......................      $ 9.64
                                                                                                   ---------
 Maximum offering price per share ($9.64 / 99%) ................................................        9.74
                                                                                                   ---------

CLASS R:
 Net assets value and maximum offering price per share ($1,557,659 / 161,733 shares outstanding)a     $ 9.63
                                                                                                   ---------

ADVISOR CLASS:
 Net assets value and maximum offering price per share ($34,223,946 / 3,546,958 shares outstanding)   $ 9.65
                                                                                                   ---------

a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

                                                                ANNUAL REPORT 31

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND


Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2003

Investment income:
 Dividends ..............................................................................    $    983,831
 Interest ...............................................................................      32,294,954
                                                                                             ------------
    Total investment income .............................................................      33,278,785
                                                                                             ------------
Expenses:
 Management fees (Note 3) ...............................................................       2,036,666
 Distribution fees (Note 3)
  Class A ...............................................................................         675,235
  Class B ...............................................................................         294,821
  Class C ...............................................................................         422,975
  Class R ...............................................................................           5,512
 Transfer agent fees (Note 3) ...........................................................         588,293
 Custodian fees .........................................................................          67,159
 Reports to shareholders ................................................................          39,392
 Registration and filing fees ...........................................................          74,198
 Professional fees ......................................................................          35,833
 Trustees' fees and expenses ............................................................           4,548
 Other ..................................................................................          32,026
                                                                                             ------------
   Total expenses .......................................................................       4,276,658
   Expenses waived by affiliate (Note 3) ................................................        (333,161)
                                                                                             ------------
     Net expenses .......................................................................       3,943,497
                                                                                             ------------
      Net investment income .............................................................      29,335,288
                                                                                             ------------
Realized and unrealized losses:
 Net realized gains (losses) from:
  Investments ...........................................................................     (19,989,675)
  Foreign currency transactions .........................................................         187,194
                                                                                             ------------
     Net realized gain (loss) ...........................................................     (19,802,481)
                                                                                             ------------
Net unrealized appreciation (depreciation):
 Investments ............................................................................      39,514,577
 Translation of assets and liabilities denominated in foreign currencies ................          73,355
                                                                                             ------------
     Net unrealized appreciation (depreciation) .........................................      39,587,932
                                                                                             ------------
Net realized and unrealized gain (loss) .................................................      19,785,451
                                                                                             ------------
Net increase (decrease) in net assets resulting from operations .........................    $ 49,120,739
                                                                                             ------------


                       See notes to financial statements.


32   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND


Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002
                                                                                   2003           2002
                                                                               --------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...................................................   $ 29,335,288  $ 28,989,872
   Net realized gain (loss) from investments and foreign currency transactions  (19,802,481)  (16,167,583)
   Net unrealized appreciation (depreciation) on investments and translation
     of assets and liabilities denominated in foreign currencies ...........     39,587,932     8,359,581
                                                                               --------------------------
Net increase (decrease) in net assets resulting from operations ............     49,120,739    21,181,870
                                                                               --------------------------
Distributions to shareholders from:
 Net investment income:
  Class A ..................................................................    (21,079,643)  (20,540,830)
  Class B ..................................................................     (3,345,345)   (2,454,920)
  Class C ..................................................................     (4,813,285)   (3,999,273)
  Class R ..................................................................        (83,536)       (1,463)
  Advisor Class ............................................................     (2,089,011)   (2,512,157)
                                                                               --------------------------
 Total distributions to shareholders .......................................    (31,410,820)  (29,508,643)
 Capital share transactions: (Note 2)
  Class A ..................................................................     63,209,089    21,362,096
  Class B ..................................................................     18,132,765    16,770,793
  Class C ..................................................................     23,997,602    13,220,808
  Class R ..................................................................        281,402     1,227,199
  Advisor Class ............................................................      2,614,562     6,867,724
                                                                               --------------------------
 Total capital share transactions ..........................................    108,235,420    59,448,620
      Net increase (decrease) in net assets ................................    125,945,339    51,121,847
Net assets:
 Beginning of year .........................................................    393,849,913   342,728,066
                                                                               --------------------------
 End of year ...............................................................   $519,795,252  $393,849,913
                                                                               --------------------------
Undistributed net investment income included in net assets:
 End of year ...............................................................   $ (1,523,153) $ (1,317,242)
                                                                               --------------------------

                       See notes to financial statements.



                                                                ANNUAL REPORT 33

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series (the Funds). Franklin Strategic Income Fund (the Fund) included in this report is non-diversified. The Fund's investment objective is to obtain a high level of current income while seeking capital appreciation.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION
Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to be announced ("TBA") basis, with a payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.



34  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund.

The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

E. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.




                                                                ANNUAL REPORT 35

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                                                       YEAR ENDED APRIL 30,
                                                      ------------------------------------------------------
                                                                 2003                        2002
                                                      ------------------------------------------------------
                                                          SHARES     AMOUNT           SHARES      AMOUNT
                                                      ------------------------------------------------------
CLASS A SHARES:
 Shares sold ......................................   15,073,550 $135,741,486       8,149,031  $ 76,316,502
 Shares issued in reinvestment of distributions ...    1,514,771   13,500,687       1,438,430    13,411,118
 Share redeemed ...................................   (9,637,919) (86,033,084)     (7,308,211)  (68,395,524)
                                                      ------------------------------------------------------
 Net increase (decrease) ..........................    6,950,402 $ 63,209,089       2,279,250  $ 21,362,096
                                                      ------------------------------------------------------
CLASS B SHARES:
 Shares sold ......................................    2,877,063 $ 26,076,295       2,066,257  $ 19,381,032
 Shares issued in reinvestment of distributions ...      213,752    1,910,654         156,704     1,467,552
 Share redeemed ...................................   (1,109,282)  (9,854,184)       (435,116)   (4,077,791)
                                                      ------------------------------------------------------
 Net increase (decrease) ..........................    1,981,533 $ 18,132,765       1,787,845  $ 16,770,793
                                                      ------------------------------------------------------
CLASS C SHARES:
 Shares sold ......................................    5,251,995 $ 47,435,976       2,904,963  $ 27,184,561
 Shares issued in reinvestment of distributions ...      333,823    2,977,604         255,998     2,391,470
 Share redeemed ...................................   (2,943,162) (26,415,978)     (1,746,321)  (16,355,223)
                                                      ------------------------------------------------------
 Net increase (decrease) ..........................    2,642,656 $ 23,997,602       1,414,640  $ 13,220,808
                                                      ------------------------------------------------------
CLASS R SHARES:a
 Shares sold ......................................       71,982 $    657,208         132,491  $  1,226,169
 Shares issued in reinvestment of distributions ...        8,640       77,073             131         1,030
 Share redeemed ...................................      (51,511)    (452,879)             --            --
                                                      ------------------------------------------------------
 Net increase (decrease) ..........................       29,111 $    281,402         132,622  $  1,227,199
                                                      ------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold ......................................    2,687,877 $ 24,670,187         843,522  $  8,021,451
 Shares issued in reinvestment of distributions ...      233,352    2,083,990         268,611     2,509,024
 Share redeemed ...................................   (2,739,601) (24,139,615)       (395,166)   (3,662,751)
                                                      ------------------------------------------------------
 Net increase (decrease) ..........................      181,628 $  2,614,562         716,967  $  6,867,724
                                                      ------------------------------------------------------

a For the period January 1, 2002 (effective date) to April 30, 2002.




36   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

        ENTITY                                                         AFFILIATION
        -------------------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)                             Investment manager
        Templeton Investment Counsel, LLC (TIC)                        Investment manager
        Franklin Templeton Services, LLC. (FT Services)                Administration manager
        Franklin/Templeton Distributors, Inc. (Distributors)           Principal Underwriter
        Franklin/Templeton Investor Services, LLC. (Investor Services) Transfer Agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      ANNUALIZED
       FEE RATE   DAILY NET ASSETS
      ---------------------------------------------------------------
         .625%    First $100 million
         .500%    Over $100 million, up to and including $250 million
         .450%    In excess of $250 million

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

Under a subadvisory agreement, TIC provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, .65%, .65%, and .50% per year of the average net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the year of $792,733 and $148,379, respectively.

The Fund paid transfer agent fees of $588,293 of which $398,464 was paid to Investor Services.





                                                                ANNUAL REPORT 37

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (CONTINUED)


4. INCOME TAXES

At April 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $3,927,829. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

At April 30, 2003, the Fund had tax basis capital losses of $43,542,523 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2004 ..........................  $   368,716
         2007 ..........................      780,115
         2008 ..........................    4,559,001
         2009 ..........................    2,892,140
         2010 ..........................    5,124,478
         2011 ..........................   29,818,073
                                          -----------
                                          $43,542,523
                                          -----------

On April 30, 2003, the Fund had expired capital loss carryovers of $254,062, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

The tax character of distributions paid during the years ended April 30, 2003 and 2002 was as follows:

                                        2003        2002
                                    -----------------------
        Distributions paid from:
         Ordinary income .......... $31,410,820 $29,508,643
                                    -----------------------

At April 30, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

        Cost of investments .......................  $517,418,115
                                                     ------------
        Unrealized appreciation ...................    47,456,626
        Unrealized depreciation ...................   (32,739,883)
                                                     ------------
        Net unrealized appreciation (depreciation)   $ 14,716,743
                                                     ------------
        Undistributed ordinary income .............  $  1,055,142
        Undistributed long term capital gains .....            --
                                                     ------------
        Distributable earnings ....................  $  1,055,142
                                                     ------------



38  ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2003 aggregated $368,124,983 and $269,905,165, respectively.


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-ended investment company managed by Franklin Advisers Inc. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $157,527 of dividend income from investment in the Sweep Money Fund for the year ended April 30, 2003.


7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 43.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 2003, the Fund held defaulted securities with a value aggregating $5,160,664 representing 1.0% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides estimates for losses on interest receivable.


8. OTHER CONSIDERATIONS

Advisers, as the Fund's Manager, may serve as a member of various bondholders' steering committees, on credit committees, or may represent the Funds in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications Corp., American Cellular Corp., Century Communications Corp., and Magellan Health Services Inc. As a result of this involvement, Advisers may be in the possession of certain material non-public information. If the Fund's manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.




                                                                ANNUAL REPORT 39

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 5, 2003



40   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN STRATEGIC INCOME FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund hereby designates up to a maximum of $320,313 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2003. In January 2004, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2003. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 2.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2003.





                                                                ANNUAL REPORT 41

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION      TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (82)     Trustee       Since 1991           109          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated
(gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)         Trustee       Since 1991           136            Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)      Trustee       Since 1991           140            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (51)         Trustee       Since 1998           88             Director, Amerada Hess Corporation (exploration
One Franklin Parkway                                                            and refining of oil and gas); Hercules
San Mateo, CA 94403-1906                                                        Incorporated (chemicals, fibers and resins);
                                                                                Beverly Enterprises, Inc. (health care); H.J.
                                                                                Heinz Company (processed foods and allied
                                                                                products); RTI International Metals, Inc.
                                                                                (manufacture and distribution of titanium); and
                                                                                Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



42   ANNUAL REPORT

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION      TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (74)        Trustee       Since 1991           109          Director, The California Center for Land Recycling
One Franklin Parkway                                                          (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)        Trustee       Since 1992           141          Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                          (holding company); Martek Biosciences Corporation;
San Mateo, CA 94403-1906                                                      MedImmune, Inc. (biotechnology); Overstock.com
                                                                              (Internet services); and Spacehab, Inc. (aerospace
                                                                              services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                            LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION      TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (58)        Trustee and   Trustee since        34           None
One Franklin Parkway          Vice          1993 and
San Mateo, CA 94403-1906      President     Vice President
                                            since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (70)     Trustee and   Trustee since        137          None
One Franklin Parkway          Chairman of   1991 Chairman
San Mateo, CA 94403-1906      the Board     of the Board
                                            since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------




                                                                ANNUAL REPORT 43

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)  Trustee,         Trustee since        114         None
One Franklin Parkway           President and    1991 and
San Mateo, CA 94403-1906       Chief Executive  President since
                               Officer -        1993 and
                               Investment       Chief Executive
                               Management       Officer -
                                                Investment
                                                Management
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)        Vice President   Since 1995     Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)          Senior Vice      Since 2002    Not Applicable     None
500 East Broward Blvd.         President and
Suite 2100                     Chief Executive
Fort Lauderdale, FL 33394-3091 Officer -
                               Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)             Vice President   Since 2000    Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------



44   ANNUAL REPORT

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)          Vice President   Since 2000     Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney,
Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

EDWARD B. JAMIESON (54)        Vice President   Since 2000     Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources,
Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)         Vice President-  Since 2002     Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 Fifth Avenue               AML                                                Lingnan Foundation.
Rockefeller Center             Compliance
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

CHRISTOPHER J. MOLUMPHY (41)   Vice President   Since 2000    Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of four of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

KIMBERLEY H. MONASTERIO (39)   Treasurer and    Treasurer     Not Applicable      None
One Franklin Parkway           Chief Financial  since 2000
San Mateo, CA 94403-1906       Officer          and Chief
                                                Financial Officer
                                                since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                                ANNUAL REPORT 45

                                                                 NUMBER OF
                                                             PORTFOLIOS IN FUND
                                                LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION         TIME SERVED   BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)         Vice President   Since 2000      Not Applicable    None
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief
Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.



--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------



46  ANNUAL REPORT

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7


TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                         Not part of the annual report

                                                                           12/02

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]      One Franklin Parkway
      INVESTMENTS             San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN STRATEGIC INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

194 A2003 06/03




































ANNUAL REPORT



FRANKLIN U.S. LONG-SHORT FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN U.S. LONG-SHORT FUND SEEKS LONG-TERM CAPITAL APPRECIATION IN BOTH UP AND DOWN (BULL AND BEAR) MARKETS. THE FUND ALSO SEEKS TO PROVIDE LESS VOLATILITY THAN THE OVERALL STOCK MARKET. UNDER NORMAL MARKET CONDITIONS, THE FUND WILL HAVE BOTH LONG AND SHORT POSITIONS IN EQUITY SECURITIES, PRIMARILY COMMON STOCKS OF U.S. COMPANIES.
--------------------------------------------------------------------------------


This annual report for Franklin U.S. Long-Short Fund covers the fiscal year ended April 30, 2003. During the 12 months under review, the U.S. economy experienced growth, albeit modest. Gross domestic product expanded at a 1.9% annualized rate in 2003's first quarter after growing 2.4% for the 2002 calendar year. Weak consumer and business confidence leading up to the war in Iraq contributed to the economy's sluggishness. The Conference Board's Consumer Confidence Index declined and reached a low of 61.4 in March. However, positive developments with the Iraq conflict contributed to a rebound, and the index reached 81.0 in April. Despite higher prices for oil and some other commodities, the inflation picture remained benign. As measured by the Consumer Price Index, inflation ended the period rising 2.2%, but excluding food and energy, the figure was up just 1.5%.

During the year under review, the U.S. stock market experienced significant volatility. The Standard & Poor's 500 Composite Index (S&P 500) declined 13.30% for the 12 months ended April 30, 2003, while the Nasdaq Composite Index fell 12.72%



The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 13.

4
ANNUAL REPORT

SECTOR/INDUSTRY BREAKDOWN
Based on Total Net Assets
4/30/03

                                         LONG %      SHORT %       NET %
--------------------------------------------------------------------------------
Industrial Services                       5.01%     -1.47%       3.54%
Energy Minerals                           4.26%     -0.79%       3.47%
Non-Energy Minerals                       2.92%      0.00%       2.92%
Consumer Non-Durables                     4.34%     -2.45%       1.89%
Process Industries                        3.82%     -2.05%       1.77%
Commercial Services                       0.72%      0.00%       0.72%
Utilities                                 1.77%     -1.24%       0.53%
Transportation                            1.83%     -1.48%       0.35%
Consumer Services                         2.84%     -2.51%       0.33%
Health Services                           0.66%     -0.60%       0.06%
Health Technology                         4.19%     -4.14%       0.05%
Distribution Services                     0.00%     -1.11%      -1.11%
Consumer Durables                         1.78%     -3.26%      -1.48%
Electronic Technology                     4.64%     -6.18%      -1.54%
Retail Trade                              2.48%     -5.06%      -2.58%
Finance                                   3.45%     -6.21%      -2.76%
Technology Services                       1.08%     -5.29%      -4.21%
Producer Manufacturing                    1.82%     -6.26%      -4.44%

for the same time. 1 Within this environment, Franklin U.S. Long-Short Fund - Class A posted a -0.48% cumulative total return for the year ended April 30, 2003, as shown in the Performance Summary beginning on page 10.






1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                                                                               5
                                                                   ANNUAL REPORT

Franklin U.S. Long-Short Fund focuses on long-term capital appreciation. The Fund's goal is to provide positive returns in both bull and bear markets through its ability to take short and long positions in equities. A secondary goal of the Fund is to provide lower risk than the overall stock market, and the Fund attempts to maintain diverse industry exposure for maximum diversification benefits. On April 30, 2003, the Fund's exposure was 47.6% long and 50.1% short, resulting in a net short exposure of 2.5%. For the 12-month period, the Fund averaged 50.2% long and 46.7% short. Occasionally, we carried a small amount of leverage, rarely exceeding 5%, but had no leverage at period-end. During the period, the Fund had 15.6% of the volatility of the S&P 500, as measured by standard deviation of daily returns, and a relative correlation of -8.8%. Since the Fund's inception, the relative volatility and correlation are 45.4% and 15.5%. These results continue to be very positive, in our view, and we believe they are indicative of the type of results expected for a fund of this structure. Overall, the Fund attempts to invest in stocks poised for outperformance on the long side and underperformance on the short side. On the long side, we favor stocks of companies we believe have strong franchises, positive growth prospects and favorable industry dynamics. On the short side, the focus continues to be companies with, in our view, negative business fundamentals and weak industry dynamics.

At the end of the reporting period, the Fund's largest increase in long exposure based on the number of positions was in electronic technology and energy minerals. When the stock market declined in early 2003, we identified some attractive opportunities in electronic technology, where many companies' enterprise values declined to levels close to their cash levels. We sorted through these companies and then initiated a position in Integrated Device Technology. We felt more positive toward the semiconductor industry and made purchases in Taiwan Semiconductor



6
ANNUAL REPORT

PORTFOLIO BREAKDOWN
Based on Total Net Assets
4/30/03

                                        % OF TNA             # OF POSITIONS
--------------------------------------------------------------------------------
Long Equity Securities Net                47.6%                    59
Short Equity Securities Net              -50.1%                    51
--------------------------------------------------------------------------------
TOTAL NET                                -2.5% (SHORT)


and Semiconductor Holders Trust to gain exposure. Within energy minerals, we increased the Fund's long exposure by initiating positions in EOG Resources and Royal Dutch Petroleum, which are impacted by U.S. natural gas prices. We feel very positive toward the energy sector based on recent valuations and the fundamentals of the U.S. natural gas supply and demand picture.

The Fund had the largest reduction in long exposure to process industries and retail trade. Within process industries, we eliminated various chemicals sector positions due to concerns about rising energy prices. Since energy is often used as a feedstock to chemical products, higher energy prices would squeeze profit margins. Additionally, demand for chemical products is generally dependent on the economy's growth rate, and we did not see any immediate catalyst toward an economic upturn. Thus, we sold Solutia, Hercules and Millennium Chemicals. Within retail trade, we eliminated our Kmart and Cost Plus positions, mostly due to concerns about reduced consumer spending as the country headed into war. Following these sales, we added to some existing retail positions on share price weakness associated with the war.

Our largest increase in short exposure was in technology services and retail trade. During the year under review, we initiated short positions in technology services companies PeopleSoft,



                                                                               7
                                                                   ANNUAL REPORT

TOP 10 LONG HOLDINGS
4/30/03

COMPANY                       % OF TOTAL
SECTOR/INDUSTRY               NET ASSETS
-------------------------------------------------

GlobalSantaFe Corp.              1.6%
INDUSTRIAL SERVICES

BP PLC, ADR                      1.6%
ENERGY MINERALS

Bunge Ltd.                       1.6%
PROCESS INDUSTRIES

Cabot Corp.                      1.5%
PROCESS INDUSTRIES

Cadence Design
Systems Inc.                     1.4%
ELECTRONIC TECHNOLOGY

Integrated Device
Technology Inc.                  1.3%
ELECTRONIC TECHNOLOGY

PepsiCo Inc.                     1.3%
CONSUMER NON-DURABLES

Barrick Gold Corp.               1.3%
NON-ENERGY MINERALS

iStar Financial Inc.             1.2%
FINANCE

Royal Dutch Petroleum Co.,
N.Y. shs                         1.2%
ENERGY MINERALS



Symantec and Citrix Systems. We shorted PeopleSoft largely due to concerns surrounding the weakness in enterprise software sales. We remained short as the company's business model appeared fragile and new software license sales were weak. We shorted Symantec due to aggressive forward guidance compounded by excessive valuation. We shorted Citrix Systems due to concerns regarding its ability to generate new license sales amid the rollout of Windows 2003, which we believe could significantly hinder Citrix's ability to increase revenues. Overall, we were cautious on software as we believe new license sales may not meet near-term expectations. Within retail trade, we initiated short positions in Carmax, Target and Payless Shoesource in late 2002 as we anticipated weak consumer spending would adversely impact retail outlet sales. We believe concerns over the Iraq conflict will continue to put pressure on these retailers in 2003.

The Fund had the largest reduction in short exposure to industrial services and consumer durables. We were short on industrial services and energy minerals prior to the November 2002 elections due to the absence of geopolitical war pressure. Immediately following the elections, we reduced our short exposure. Energy prices have rallied since then due to the lack of growth in energy supply, cold winter weather and war. We closed our short position in Smith International and reduced our short positions in BJ Services and Nabors Industries during the year under review. Within consumer durables, we covered our short in Stanley Works and reduced our short position in Harley-Davidson. Stanley Works had been covered with a gain, since falling below our downside target as the company announced a weak 2002 fourth quarter. We covered part of the Harley-Davidson position, but we maintained a short position since we believe there is still some inherent risk within this stock.







8
ANNUAL REPORT

With the uncertainty in the economy, we expect continued stock market volatility going forward. We remain optimistic about the Fund and how it is positioned, and we will continue to seek to take advantage of opportunities if and when they occur. Thank you for your interest in Franklin U.S. Long-Short Fund.


/S/SIGNATURE
Michael R. Ward
Portfolio Manager



/S/SIGNATURE
Gary K. Ko
Assistant Portfolio Manager

Franklin U.S. Long-Short Fund



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of April 30, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

                                                                               9
                                                                   ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 4/30/03

YOUR DIVIDEND INCOME WILL VARY DEPENDING ON THE DIVIDENDS OR INTEREST PAID BY THE SECURITIES IN THE FUND'S PORTFOLIO, ADJUSTED FOR THE OPERATING EXPENSES OF EACH CLASS. CAPITAL GAIN DISTRIBUTIONS ARE NET PROFITS REALIZED FROM THE SALE OF PORTFOLIO SECURITIES. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT ANY TAXES DUE ON FUND DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, IF ANY, OR ANY REALIZED GAINS ON THE SALE OF FUND SHARES. TOTAL RETURN REFLECTS THE FUND'S DIVIDEND INCOME, CAPITAL GAIN DISTRIBUTIONS, IF ANY, AND ANY UNREALIZED GAINS OR LOSSES.


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.
--------------------------------------------------------------------------------


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/03   4/30/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          -$0.56         $15.73    $16.29
DISTRIBUTIONS (5/1/02-4/30/03)
Dividend Income                $0.4887


1. The Fund's inception date was 5/28/99. Fund shares were first offered to the public on 5/1/00.
2. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the maximum sales charge. 5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

PERFORMANCE

                                                                     INCEPTION
CLASS A                                 1-YEAR       3-YEAR          (5/28/99) 1
--------------------------------------------------------------------------------
Cumulative Total Return 2               -0.48%       +15.00%          +93.82%
Average Annual Total Return 3           -6.18%        +2.73%          +16.58%
Value of $10,000 Investment 4           $9,382       $10,841          $18,265
Avg. Ann. Total Return (3/31/03) 5      -5.32%        +3.71%          +17.77%

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Although the Fund intends to reduce risk by having both long and short positions, it is possible the Fund's long positions will decline in value at the same time the value of stocks sold short increases, thereby increasing the potential for loss. Also, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. Historically, investments in small-cap stocks have been more volatile in price than larger-cap stocks, especially over the short term. The Fund may also invest in foreign companies, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. These and other risks are described more fully in the Fund's prospectus.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

10
ANNUAL REPORT

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN  PRINTED GRAPHIC AS FOLLOWS:

The following line graph compares the performance of Franklin U.S. Long-Short Fund - Class A with that of the S&P 500 Index 6, based on a $10,000 investment from 5/28/99 to 4/30/03.

DATE              FRANKLIN U.S. LONG-SHORT FUND - CLASS A      S&P 500 INDEX
5/28/99                        $9,423                              $10,000
5/31/99                        $9,423                               $9,977
6/30/99                        $9,622                              $10,531
7/31/99                        $9,802                              $10,202
8/31/99                        $9,631                              $10,151
9/30/99                       $10,162                               $9,873
10/31/99                      $10,757                              $10,498
11/30/99                      $11,577                              $10,711
12/31/99                      $12,996                              $11,342
1/31/00                       $13,534                              $10,773
2/29/00                       $14,101                              $10,569
3/31/00                       $15,846                              $11,603
4/30/00                       $15,883                              $11,253
5/31/00                       $17,201                              $11,023
6/30/00                       $16,941                              $11,295
7/31/00                       $17,257                              $11,119
8/31/00                       $17,953                              $11,809
9/30/00                       $18,408                              $11,186
10/31/00                      $19,095                              $11,139
11/30/00                      $19,048                              $10,261
12/31/00                      $20,154                              $10,311
1/31/01                       $21,236                              $10,677
2/28/01                       $20,331                               $9,705
3/31/01                       $19,839                               $9,090
4/30/01                       $20,744                               $9,796
5/31/01                       $20,862                               $9,861
6/30/01                       $20,115                               $9,622
7/31/01                       $19,908                               $9,527
8/31/01                       $19,524                               $8,932
9/30/01                       $19,672                               $8,211
10/31/01                      $20,243                               $8,368
11/30/01                      $19,682                               $9,010
12/31/01                      $19,863                               $9,089
1/31/02                       $18,837                               $8,956
2/28/02                       $18,623                               $8,784
3/31/02                       $18,668                               $9,114
4/30/02                       $18,353                               $8,562
5/31/02                       $18,251                               $8,499
6/30/02                       $18,015                               $7,894
7/31/02                       $17,812                               $7,279
8/31/02                       $17,959                               $7,326
9/30/02                       $18,139                               $6,531
10/31/02                      $18,240                               $7,105
11/30/02                      $18,342                               $7,522
12/31/02                      $18,625                               $7,081
1/31/03                       $18,648                               $6,896
2/28/03                       $18,648                               $6,793
3/31/03                       $18,753                               $6,858
4/30/03                       $18,265                               $7,423

6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Past performance does not guarantee future results.

                                                                              11
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Highlights

                                                                          YEAR ENDED APRIL 30,
                                                           ----------------------------------------------------
                                                               2003      2002       2001      2000      1999 f
                                                           ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................    $16.29    $21.09     $17.12    $10.28    $10.00
                                                           ----------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........................      (.07)      .25        .63       .42       .05
 Net realized and unrealized gains (losses) .............        -- c   (2.52)      4.52      6.80       .23
                                                           ----------------------------------------------------
Total from investment operations ........................      (.07)    (2.27)      5.15      7.22       .28
                                                           ----------------------------------------------------
 Net investment income ..................................      (.49)     (.27)      (.25)     (.25)       --
 Net realized gains .....................................        --     (2.26)      (.93)     (.13)       --
                                                           ----------------------------------------------------
Total distributions .....................................      (.49)    (2.53)     (1.18)     (.38)       --
                                                           ----------------------------------------------------
Net asset value, end of year ............................    $15.73    $16.29     $21.09    $17.12    $10.28
                                                           ====================================================

Total return b ..........................................    (.48)%  (11.53)%     30.61%    71.60%     2.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................  $144,582  $146,044   $384,144    $1,712    $1,028
Ratios to average net assets:
 Expenses* ..............................................     2.45%     2.01%      1.73%        --        --
 Expenses excluding waiver an
d payments by affiliate* ................................     2.45%     2.01%      1.73%     4.63% d,e    --
 Net investment income (loss) ...........................    (.42)%     1.32%      3.06%     3.33%     4.22% e
Portfolio turnover rate .................................   184.90%   146.05%    125.12%   234.43%    13.47%

*Excluding dividend expense on securities
sold short, the ratios of expenses and
expenses, excluding waiver and payments by
affiliate to average net assets would
have been:
 Expenses ...............................................     1.84%     1.60%      1.56%        --        --
 Expenses, excluding waiver and
 payments by affiliates .................................     1.84%     1.60%      1.56%     4.50% d,e    --


aBased on average shares outstanding effective April 30, 2000.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe amount shown for a share outstanding throughout the period does not correlate with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.
dFor the period May 28, 1999 (effective date) to April 30, 2000. eAnnualized fFor the period March 15, 1999, (inception date) to April 30, 1999.

                       See notes to financial statements.

12
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003


                                                                        COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND OPTIONS 46.6%
     COMMERCIAL SERVICES .7%
     Pittston Brinks Group .....................................     United States        81,582           $  1,040,171
                                                                                                           ------------
     COMMUNICATIONS
     Nextel Communications Inc.,
     May 10 puts, 5/17/03 ......................................     United States           539                  2,695
                                                                                                           ------------
     CONSUMER DURABLES 1.8%
     D.R. Horton Inc. ..........................................     United States        42,661              1,011,066
   a Honda Motor Co. Ltd., ADR .................................         Japan            61,086              1,018,914
     Toyota Motor Corp., ADR ...................................         Japan            12,127                549,111
                                                                                                           ------------
                                                                                                              2,579,091
                                                                                                           ------------
     CONSUMER NON-DURABLES 4.3%
     Altria Group Inc. .........................................     United States        20,088                617,907
     H.J. Heinz Co. ............................................     United States        28,534                852,596
     PanAmerican Beverages Inc., A .............................        Mexico            59,600              1,308,220
     PepsiCo Inc. ..............................................     United States        43,979              1,903,411
     Procter & Gamble Co. ......................................     United States        17,761              1,595,826
                                                                                                           ------------
                                                                                                              6,277,960
                                                                                                           ------------
     CONSUMER SERVICES 2.8%
     Darden Restaurants Inc. ...................................     United States        62,757              1,098,875
 a,b General Motors Corp., H ...................................     United States       140,731              1,660,626
 a,b Liberty Media Corp., A ....................................     United States       122,428              1,346,708
                                                                                                           ------------
                                                                                                              4,106,209
                                                                                                           ------------
     ELECTRONIC TECHNOLOGY 4.6%
   b Altera Corp. ..............................................     United States        58,539                925,502
   b Cadence Design Systems Inc. ...............................     United States       176,410              2,016,366
   b Integrated Device Technology Inc. .........................     United States       184,956              1,910,595
     Semiconductor Holders Trust ...............................     United States        31,034                818,987
     Semiconductor Holders Trust,
     May 25 Puts, 5/17/03 ......................................     United States           617                 27,765
     Taiwan Semiconductor Manufacturing
     Co. Ltd., ADR .............................................        Taiwan           120,400              1,007,748
                                                                                                           ------------
                                                                                                              6,706,963
                                                                                                           ------------
     ENERGY MINERALS 4.3%
     BP PLC, ADR ...............................................    United Kingdom        59,437              2,290,702
   a Devon Energy Corp. ........................................     United States        15,706                742,108
     EOG Resources Inc. ........................................     United States        38,250              1,429,785
     Royal Dutch Petroleum Co., N.Y. shs. ......................      Netherlands         41,584              1,699,954
                                                                                                           ------------
                                                                                                              6,162,549
                                                                                                           ------------
     FINANCE 3.5%
   a Allstate Corp. ............................................     United States        39,529              1,493,801
   a Bank of New York Co. Inc. .................................     United States        23,688                626,548
   a Charles Schwab Corp. ......................................     United States        49,961                431,163


                                                                              13
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

                                                                        COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND OPTIONS (CONT.)
     FINANCE (CONT.)
     iStar Financial Inc. ......................................     United States        57,939           $  1,734,114
     Labranche & Co. Inc. ......................................     United States        42,278                700,969
                                                                                                           ------------
                                                                                                              4,986,595
                                                                                                           ------------
     HEALTH SERVICES .7%
   b Wellpoint Health Networks Inc. ............................     United States        12,500                949,250
                                                                                                           ------------
     HEALTH TECHNOLOGY 3.2%
   b Biovail Corp. .............................................        Canada            15,237                550,818
     ICN Pharmaceuticals Inc. ..................................     United States        72,730                636,387
   b IDEC Pharmaceuticals Corp. ................................     United States        29,408                963,112
   b OSI Pharmaceuticals Inc. ..................................     United States        28,616                600,936
   a Pfizer Inc. ...............................................     United States        29,722                913,952
   b Shire Pharmaceuticals Group PLC, ADR ......................    United Kingdom        47,210                939,479
                                                                                                           ------------
                                                                                                              4,604,684
                                                                                                           ------------
     INDUSTRIAL SERVICES 5.0%
   a GlobalSantaFe Corp. .......................................     United States       111,232              2,353,669
     Halliburton Co. ...........................................     United States        52,144              1,116,403
   b Noble Corp. ...............................................     United States        45,239              1,400,147
   b Pride International Inc. ..................................     United States        53,820                835,286
 a,b Superior Energy Services Inc. .............................     United States       169,736              1,536,111
                                                                                                           ------------
                                                                                                              7,241,616
                                                                                                           ------------
     NON-ENERGY MINERALS 2.9%
   a Barrick Gold Corp. ........................................        Canada           125,151              1,871,008
   b Kinross Gold Corp. ........................................        Canada           209,865              1,294,650
     Xstrata AG ................................................      Switzerland        119,497              1,062,845
                                                                                                           ------------
                                                                                                              4,228,503
                                                                                                           ------------
     PROCESS INDUSTRIES 3.8%
   a Bunge Ltd. ................................................     United States        80,333              2,250,127
   a Cabot Corp. ...............................................     United States        79,221              2,207,889
     Celanese AG ...............................................        Germany           47,576              1,063,800
                                                                                                           ------------
                                                                                                              5,521,816
                                                                                                           ------------
     PRODUCER MANUFACTURING 1.8%
   a Honeywell International Inc. ..............................     United States        59,369              1,401,108
   b SPX Corp. .................................................     United States        36,250              1,225,250
                                                                                                           ------------
                                                                                                              2,626,358
                                                                                                           ------------
     RETAIL TRADE 2.5%
 a,b Barnes & Noble Inc. .......................................     United States        75,730              1,491,881
   b Charming Shoppes Inc. .....................................     United States       202,766                953,000
   b Hollywood Entertainment Corp. .............................     United States        64,158              1,138,805
                                                                                                           ------------
                                                                                                              3,583,686
                                                                                                           ------------


14
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)


                                                                        COUNTRY           SHARES              VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND OPTIONS (CONT.)

     TECHNOLOGY SERVICES 1.1%
   b Informatica Corp. .........................................     United States       118,500           $    773,805
   b Network Associates Inc. ...................................     United States        68,800                786,384
                                                                                                           ------------
                                                                                                              1,560,189
                                                                                                           ------------
     TRANSPORTATION 1.8%
     Cathay Pacific Airways Ltd. ...............................       Hong Kong         307,000                370,019
   b Continental Airlines Inc., B ..............................     United States        82,487                752,282
   b Yellow Corp. ..............................................     United States        57,129              1,525,344
                                                                                                           ------------
                                                                                                              2,647,645
                                                                                                           ------------
     UTILITIES 1.8%
   a DTE Energy Co. ............................................     United States        31,337              1,263,508
     Progress Energy Inc. ......................................     United States        30,973              1,294,067
                                                                                                           ------------
                                                                                                              2,557,575
                                                                                                           ------------
  TOTAL COMMON STOCKS AND OPTIONS (COST $69,653,700) ...........                                             67,383,555
                                                                                                           ------------

                                                                                      PRINCIPAL
                                                                                       AMOUNT
                                                                                     ----------
  CONVERTIBLE BOND (COST $1,538,408) 1.0%
     HEALTH TECHNOLOGY
     InterMune Inc., cvt.,
     5.75%, 7/15/06 ............................................     United States   $ 1,520,000              1,444,000
                                                                                                           ------------
  TOTAL LONG TERM INVESTMENTS (COST $71,192,108)                                                             68,827,555
                                                                                                           ------------

                                                                                          SHARES
-------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $36,141,300) 25.0%
   c Franklin Institutional Fiduciary Trust
     Money Market Portfolio ....................................     United States    36,141,300             36,141,300
                                                                                                           ------------
  TOTAL INVESTMENTS BEFORE REPURCHASE
   AGREEMENT (COST $107,333,408) ...............................                                            104,968,855
                                                                                                           ------------



                                                                              15
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

                                                                                        PRINCIPAL
                                                                                          AMOUNT              VALUE
-------------------------------------------------------------------------------------------------------------------------
     REPURCHASE AGREEMENT (COST $17,932,296) 12.4%

   d Joint Repurchase Agreement, 1.286%, 5/01/03,
     (Maturity Value $17,932,937) .........................................          $17,932,296           $ 17,932,296
      ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,787,376)
      Banc of America Securities LLC (Maturity Value $1,787,376)
      Barclays Capital Inc. (Maturity Value $1,588,678)
      Bear, Stearns & Co. Inc. (Maturity Value $1,588,678)
      BNP Paribas Securities Corp. (Maturity Value $1,787,376)
      Deutsche Bank Securities Inc. (Maturity Value $1,787,376)
      Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,787,376)
      Goldman, Sachs & Co. (Maturity Value $1,588,678)
      Lehman Brothers Inc. (Maturity Value $655,271)
      Morgan Stanley & Co. Inc. (Maturity Value $1,787,376)
      UBS Warburg LLC (Maturity Value $1,787,376)
      Collateralized by U.S. Treasury Bills, Notes, and Bonds,
      and U.S. Government Agency Securities
                                                                                                           -------------
  TOTAL INVESTMENTS (COST $125,265,704) 85.0% .............................                                 122,901,151
  SECURITIES SOLD SHORT (50.1)% ...........................................                                 (72,438,144)
  OTHER ASSETS, LESS LIABILITIES 65.1% ....................................                                  94,119,484
                                                                                                           -------------
  NET ASSETS 100.0% .......................................................                                $144,582,491
                                                                                                           =============



16
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

e  SECURITIES SOLD SHORT
   ISSUER                                                               COUNTRY        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------
   CONSUMER DURABLES 3.3%
    Harley-Davidson Inc. ........................................    United States     46,357             $ 2,060,105
    Polaris Industries Inc. .....................................    United States     19,196               1,014,893
    Pulte Homes Inc. ............................................    United States     28,350               1,644,016
                                                                                                          -----------
                                                                                                            4,719,014
                                                                                                          -----------
   Consumer Non-Durables 2.4%
    Dreyer's Grand Ice Cream Inc. ...............................    United States     12,010                 767,199
    Nike Inc., B ................................................    United States     51,972               2,782,061
                                                                                                          -----------
                                                                                                            3,549,260
                                                                                                          -----------
   Consumer Services 2.5%
    Applebee's International Inc. ...............................    United States     51,160               1,401,784
    Harrah's Entertainment Inc. .................................    United States     17,486                 688,774
    Mandalay Resort Group .......................................    United States     27,873                 736,405
    Ruby Tuesday Inc. ...........................................    United States     40,369                 795,269
                                                                                                          -----------
                                                                                                            3,622,232
                                                                                                          -----------
   Distribution Services 1.1%
    SYSCO Corp. .................................................    United States     56,000               1,608,880
                                                                                                          -----------
   Electronic Technology 6.2%
    ADTRAN Inc. .................................................    United States     19,050                 771,144
    Alcatel SA, ADR .............................................       France         51,861                 418,000
    Avid Technology Inc. ........................................    United States     29,017                 797,097
    Cymer Inc. ..................................................    United States     15,152                 432,589
    Juniper Networks Inc. .......................................    United States    155,773               1,592,000
    Motorola Inc. ...............................................    United States    129,289               1,022,676
    Sandisk Corp. ...............................................    United States     22,580                 546,436
    Silicon Laboratories Inc. ...................................    United States     55,954               1,591,891
    Synopsys Inc. ...............................................    United States     36,284               1,764,854
                                                                                                          -----------
                                                                                                            8,936,687
                                                                                                          -----------
   Energy Minerals .8%
    Repsol YPF SA, ADR ..........................................        Spain         78,006               1,134,987
                                                                                                          -----------
   Finance 6.2%
    Bank of America Corp. .......................................    United States     19,406               1,437,014
    Fannie Mae ..................................................    United States     17,354               1,256,256
    Greenpoint Financial Corp. ..................................    United States     31,144               1,487,438
    JP Morgan Chase & Co. .......................................    United States     70,360               2,065,066
    MBNA Corp. ..................................................    United States     93,478               1,766,734
    Merrill Lynch & Co. Inc. ....................................    United States     23,554                 966,892
                                                                                                          -----------
                                                                                                            8,979,400
                                                                                                          -----------
   Health Services .6%
    CIGNA Corp. .................................................    United States     16,700                 873,410
                                                                                                          -----------
   Health Technology 4.1%
    Biomet Inc. .................................................    United States     41,766               1,272,192
    Eli Lilly & Co. .............................................    United States     28,515               1,819,827



                                                                              17
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2003 (CONT.)

e  SECURITIES SOLD SHORT
   ISSUER                                                               COUNTRY        SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------
   Health Technology (cont.)
    Neurocrine Biosciences Inc. .................................    United States     15,566             $   704,362
    Sepracor Inc. ...............................................    United States    113,950               2,182,143
                                                                                                          -----------
                                                                                                            5,978,524
                                                                                                          -----------
   Industrial Services 1.5%
    BJ Services Co. .............................................    United States     30,192               1,102,310
    Nabors Industries Ltd. ......................................    United States     26,087               1,022,610
                                                                                                          -----------
                                                                                                            2,124,920
                                                                                                          -----------
   Process Industries 2.0%
    Ecolab Inc. .................................................    United States     25,300               1,292,577
    PPG Industries Inc. .........................................    United States     34,306               1,664,184
                                                                                                          -----------
                                                                                                            2,956,761
                                                                                                          -----------
   Producer Manufacturing 6.3%
    3M Co. ......................................................    United States     10,400               1,310,816
    Caterpillar Inc. ............................................    United States     15,345                 807,147
    Danaher Corp. ...............................................    United States     21,698               1,496,728
    Deere & Co. .................................................    United States     34,595               1,523,218
    Emerson Electric Co. ........................................    United States     29,340               1,487,538
    General Electric Co. ........................................    United States     82,601               2,432,599
                                                                                                          -----------
                                                                                                            9,058,046
                                                                                                          -----------
   Retail Trade 5.1%
    Abercrombie & Fitch Co., A ..................................    United States     36,213               1,190,683
    Carmax Inc. .................................................    United States     73,411               1,552,643
    Payless Shoesource Inc. .....................................    United States     91,245               1,447,146
    Target Corp. ................................................    United States     50,171               1,677,718
    Williams-Sonoma Inc. ........................................    United States     55,715               1,441,904
                                                                                                          -----------
                                                                                                            7,310,094
                                                                                                          -----------
   Technology Services 5.3%
    Citrix Systems Inc. .........................................    United States    185,542               3,517,876
    PeopleSoft Inc. .............................................    United States    151,178               2,272,206
    Symantec Corp. ..............................................    United States     42,437               1,865,106
                                                                                                          -----------
                                                                                                            7,655,188
                                                                                                          -----------
   Transportation 1.5%
    Expeditors International of Washington Inc. .................    United States     58,935               2,142,818
                                                                                                          -----------
   Utilities 1.2%
    PG&E Corp. ..................................................    United States    119,354               1,787,923
                                                                                                          -----------
    TOTAL SECURITES SOLD SHORT(PROCEEDS $64,673,591) ............                                         $72,438,144
                                                                                                          ===========


aSee Note 1(e) regarding securities segregated with broker for securities sold short.
bNon-income producing
cSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
dSee Note 1(c) regarding joint repurchase agreement.
eSee Note 1(e) regarding securities sold short.

                       See notes to financial statements.

18
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2003


Assets:
 Investments in securities:
 Cost .........................................................   $107,333,408
                                                                  =============
 Value (includes securities segregated with broker for
 securities sold short in the amount of $17,350,876) ..........    104,968,855
Repurchase agreements, at value and cost ......................     17,932,296
 Receivables:
  Investment securities sold ..................................      2,706,820
  Capital shares sold .........................................        454,755
  Dividends and interest ......................................        106,709
 Deposits with broker for securities sold short ...............     96,356,457
                                                                  -------------
      Total assets ............................................    222,525,892
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased .............................      4,722,632
  Capital shares redeemed .....................................        519,122
  Affiliates ..................................................        209,365
 Securities sold short, at value (proceeds $64,673,591) .......     72,438,144
 Other liabilities ............................................         54,138
                                                                  -------------
      Total liabilities .......................................     77,943,401
                                                                  -------------
       Net assets, at value ...................................   $144,582,491
                                                                  =============
Net assets consist of:
 Net unrealized appreciation (depreciation) ...................   $(10,129,002)
 Accumulated net realized gain (loss) .........................    (53,206,179)
 Capital shares ...............................................    207,917,672
                                                                  -------------
       Net assets, at value ...................................   $144,582,491
                                                                  =============
CLASS A:
 Net assets value per share ($144,582,491 /
 9,189,951 shares outstanding) ................................         $15.73
                                                                  =============
 Maximum offering price per share ($15.73 / 94.25%) ...........         $16.69
                                                                  =============


aRedemption price is equal to net assets less any applicable contingent deferred sales charge.

                       See notes to financial statements.

                                                                              19
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2003
Investment income:
 Dividends ................................................................................    $1,467,826
 Interest .................................................................................     1,127,606
                                                                                             -------------
      Total investment income .............................................................     2,595,432
                                                                                             -------------
Expenses:
 Management fees (Note 3) .................................................................     1,169,848
 Administrative fees (Note 3) .............................................................       255,434
 Distribution fees (Note 3) ...............................................................       395,299
 Transfer agent fees (Note 3) .............................................................       396,577
 Custodian fees ...........................................................................         2,695
 Reports to shareholders ..................................................................        34,553
 Registration and filing fees .............................................................        20,102
 Professional fees ........................................................................        68,068
 Directors' fees and expenses .............................................................         1,475
 Dividends for securities sold short ......................................................       772,231
 Other ....................................................................................         9,395
                                                                                             -------------
      Total expenses ......................................................................     3,125,677
                                                                                             -------------
       Net investment income (loss) .......................................................      (530,245)
                                                                                             -------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
 Investments ..............................................................................   (19,636,391)
 Written options (Note 5) .................................................................       349,878
 Foreign currency transactions ............................................................        (1,476)
 Securities sold short ....................................................................     7,790,879
                                                                                             -------------
      Net realized gain (loss) ............................................................   (11,497,110)
Net unrealized appreciation
(depreciation) on:
 Investments ..............................................................................    10,166,204
 Translation of assets and liabilities denominated in foreign currencies ..................           104
                                                                                             -------------
      Net unrealized appreciation (depreciation) ..........................................    10,166,308
                                                                                             -------------
Net realized and unrealized gain (loss) ...................................................    (1,330,802)
                                                                                             -------------
Net increase (decrease) in net assets resulting from operations ...........................  $ (1,861,047)
                                                                                             =============


                       See notes to financial statements.

20
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2003 AND 2002

                                                                  2003              2002
                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) ..............................  $   (530,245)      $   3,558,595
 Net realized gain (loss) from investments, options,
  foreign currency transactions and securities sold short ..   (11,497,110)        (37,329,204)
 Net unrealized appreciation (depreciation) on
  investments and translation of assets and
   liabilities denominated in foreign currencies ...........    10,166,308           2,018,911
                                                             ---------------------------------
      Net increase (decrease) in net assets resulting
       from operations .....................................    (1,861,047)        (31,751,698)
Distributions to shareholders from:
 Net investment income .....................................    (3,586,353)         (3,337,910)
 Net realized gains ........................................            --         (27,776,225)
                                                             ---------------------------------
Total distributions to shareholders ........................    (3,586,353)        (31,114,135)
Capital share transactions (Note 2) ........................     3,985,599        (175,233,777)
                                                             ---------------------------------
      Net increase (decrease) in net assets ................    (1,461,801)       (238,099,610)
Net assets:
 Beginning of year .........................................   146,044,292         384,143,902
                                                             ---------------------------------
 End of year ...............................................  $144,582,491       $ 146,044,292
                                                             =================================
Undistributed net investment income included in net assets:
 End of year ...............................................  $         --       $   3,557,834
                                                             =================================

                       See notes to financial statements.

                                                                              21
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Franklin U.S. Long-Short Fund (The Fund) is a separate, diversified series of Franklin Strategic Series (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation.

Effective November 25, 2002, the Fund re-opened to all investors.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the last reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2003, all repurchase agreements had been entered into on that date.



22
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

E. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income, dividends declared on securities sold short and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.



                                                                              23
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

At April 30, 2003, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                      YEAR ENDED APRIL 30,
                                                  -----------------------------------------------------------
                                                               2003                         2002
                                                  -----------------------------------------------------------
                                                     SHARES       AMOUNT           SHARES          AMOUNT
                                                  -----------------------------------------------------------
Shares sold ....................................   4,176,519  $ 67,082,051           108,309   $   1,943,646
Shares issued in reinvestment
 of distributions ..............................     198,812     3,170,954         1,601,315      27,878,884
Shares redeemed ................................  (4,149,105)  (66,267,406)      (10,961,702)   (205,056,307)
                                                  -----------------------------------------------------------
Net increase (decrease) ........................     226,226  $  3,985,599        (9,252,078)  $(175,233,777)
                                                  ===========================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund paid an investment management fee to Advisers of 1.00% per year of the average daily net assets of the Fund. After May 1, 2003, the Fund will pay an investment management fee based on the annual rate of 1.50% (the "Base Fee") of average daily net assets. The Base Fee will be adjusted, on a monthly basis either (i) upward at the rate of 0.01% for each 0.05% that the investment performance of the Fund exceeds the sum of 2.00% plus the investment record of the Standard &Poor's 500 Composite Stock Price Index (the "Index"), or (ii) downward at the rate of 0.01% for each 0.05% that the record of the Index



24
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

less 2.00% exceeds the investment performance of the Fund. The maximum annual fee payable to Advisers will be 2.50% of average daily net assets and the minimum annual fee will be 0.50%.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Fund reimburses Distributors up to .35% per year of average daily net assets for costs incurred in marketing the Fund's shares.

Distributors received net commissions on sales of the Fund's shares for the year of $67,457.

The Fund paid transfer agent fees of $396,577, of which $262,055 was paid to Investor Services.


4. INCOME TAXES

At April 30, 2003, the Fund had tax basis capital losses of $49,445,935 which may be carried over to offset future capital gains. Such losses expire as follows:

        Capital loss carryovers expiring in:
         2010 ............................................  $ 8,737,560
         2011 ............................................   40,708,375
                                                            -----------
                                                            $49,445,935
                                                            ===========

At April 30, 2003, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002, of $1,682,209 and $1,476, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2004.

The tax character of distributions paid during the year ended April 30, 2003 and 2002, was as follows:
                                             2003                   2002
                                          --------------------------------
Distributions paid from:
 Ordinary income .......................  $3,586,353           $31,116,346
 Long term capital gain ................          --                    --
                                          ================================
                                          $3,586,353           $31,116,346
                                          ================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and certain dividend payments on short sales.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and certain dividend payments on short sales.



                                                                              25
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Notes to Financial Statements (CONTINUED)

4. INCOME TAXES (CONT.)



At April 30, 2003, the cost of investments and securities sold short and net unrealized appreciation (depreciation) for income tax purposes were as follows:

        Cost of investments .................................   $ 62,668,674
                                                                =============
        Unrealized appreciation .............................      6,031,505
        Unrealized depreciation .............................    (18,237,172)
                                                                -------------
        Net unrealized (appreciation/depreciation) ..........   $(12,205,667)
                                                                =============


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended April 30, 2003, aggregated $120,532,817 and $122,247,563, respectively.

Transactions in call and put options written during the year ended April 30, 2003, were as follows:

                                               NUMBER OF          PREMIUMS
                                               CONTRACTS          RECEIVED
                                               ----------------------------
    Options outstanding at April 30, 2002 ..          --         $      --
    Options written ........................       5,641           498,911
    Options expired ........................      (1,564)          (79,208)
    Options exercised ......................      (1,124)         (298,280)
    Options closed .........................      (2,953)         (121,423)
                                               ----------------------------
    Options outstanding at April 30, 2003 ..          --         $      --
                                               ============================


6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-ended investment company managed by Franklin Advisers Inc. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $416,460 of dividend income from investment in the Sweep Money Fund for the year ended April 30, 2003.


26
ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Long-Short Fund (the "Fund") (one of the funds constituting the Franklin Strategic Series) at April 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 5, 2003



                                                                              27
                                                                   ANNUAL REPORT

FRANKLIN STRATEGIC SERIES
FRANKLIN U.S. LONG-SHORT FUND
Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 17.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2003.







28
ANNUAL REPORT

BOARD MEMBERS AND OFFICERS


The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (82)       Trustee         Since 1991            109          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)           Trustee         Since 1991            136          Director, Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)        Trustee         Since 1991           140           None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (51)           Trustee         Since 1998             88          Director, Amerada Hess Corporation (exploration
One Franklin Parkway                                                               and refining of oil and gas); Hercules
San Mateo, CA 94403-1906                                                           Incorporated (chemicals, fibers and resins);
                                                                                   Beverly Enterprises, Inc. (health care); H.J.
                                                                                   Heinz Company (processed foods and allied
                                                                                   products); RTI International Metals, Inc.
                                                                                   (manufacture and distribution of titanium); and
                                                                                   Canadian National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------



                                                                              29
                                                                   ANNUAL REPORT

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (74)          Trustee         Since 1991           109           Director, The California Center for Land
One Franklin Parkway                                                               Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)          Trustee         Since 1992            141          Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                               (holding company); Martek Biosciences
San Mateo, CA 94403-1906                                                           Corporation; MedImmune, Inc. (biotechnology);
                                                                                   Overstock.com (Internet services); and Spacehab,
                                                                                   Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**HARMON E. BURNS (58)          Trustee and     Trustee since         34           None
One Franklin Parkway            Vice President  1993 and
San Mateo, CA 94403-1906                        Vice President
                                                since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON (70)       Trustee and     Trustee since         137          None
One Franklin Parkway            Chairman of     1991 and
San Mateo, CA 94403-1906        the Board       Chairman of the
                                                Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


30
ANNUAL REPORT

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62)   Trustee,        Trustee since         114          None
One Franklin Parkway            President and   1991, President
San Mateo, CA 94403-1906        Chief Executive since 1993 and
                                Officer-        Chief Executive
                                Investment      Officer-
                                Management      Investment
                                                Management since
                                                2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)         Vice President  Since 1995      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating
Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin
Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory
Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)           Senior Vice     Since 2002      Not Applicable     None
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer-
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)              Vice President  Since 2000      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.;
officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------



                                                                              31
                                                                   ANNUAL REPORT

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)           Vice President  Since 2000      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.; officer of one of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor
to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells
(until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

EDWARD B. JAMIESON (54)         Vice President  Since 2000      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.;
and officer and trustee of five of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O.  MAGDOL (65)         Vice President- Since 2002      Not Applicable     Director, FTI Banque, Arch Chemicals, Inc. and
600 Fifth Avenue                AML Compliance                                     Lingnan Foundation.
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

CHRISTOPHER J. MOLUMPHY (41)    Vice President  Since 2000      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of four of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

KIMBERLEY H. MONASTERIO (39)    Treasurer and   Treasurer since Not Applicable     None
One Franklin Parkway            Chief Financial 2000 and
San Mateo, CA 94403-1906        Officer         Chief Financial
                                                Officer since
                                                2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


32
ANNUAL REPORT

                                                                   NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED     BY BOARD MEMBER*   OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)          Vice President  Since 2000      Not Applicable     None
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of
Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive
Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments trust complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                                                                              33
                                                                   ANNUAL REPORT

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.
FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

                         Not part of the annual report

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS
One Franklin Parkway
San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN U.S. LONG-SHORT FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin U.S. Long-Short Fund prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

404 A2003 06/03



























ITEM 2. CODE OF ETHICS.  N/A
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.  N/A
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.
(A) N/A

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND KIMBERLEY H. MONASTERIO, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    June 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    June 30, 2003


By /s/Kimberley H. Monasterio
Chief Financial Officer
Date    June 30, 2003